As filed with the Securities and Exchange Commission on June 4, 2010
Securities Act File No. 333-166012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
☑  Pre-Effective Amendment No. 1
☐ Post-Effective Amendment No.

Fifth Street Finance Corp.
(Exact name of registrant as specified in charter)

10 Bank Street, Suite 1210
White Plains, NY 10606
(914) 286-6800
(Address and telephone number, including area code, of principal executive offices)

Leonard M. Tannenbaum
Fifth Street Finance Corp.
10 Bank Street, Suite 1210
White Plains, NY 10606
(Name and address of agent for service)

Copies to:

Steven B. Boehm, Esq.
Harry S. Pangas, Esq.
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, NW
Washington, DC 20004-2415
Tel: (202) 383-0100
Fax: (202) 637-3593
Approximate date of proposed public offering:  From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☑

It is proposed that this filing will become effective (check appropriate box):

☐  when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum
	Amount Being	Aggregate	Amount of
Title of Securities Being Registered	Registered(1)	Offering Price(2)	Registration Fee(3)
Common Stock, $0.01 par value per share	$227,484,975	$500,000,000	$16,220

(1)	In reliance upon Rule 429 under the Securities Act of 1933, this amount is in addition to the securities previously registered by the Registrant under a registration statement on Form N-2 (File No. 333-159720). All amounts unsold under the prospectus contained in such prior Registration Statement (a total of $272,515,025) are carried forward into this Registration Statement, and the prospectus contained as a part of this Registration Statement shall be deemed to be combined with the prospectus contained in the above-referenced registration statement, which has previously been filed.

(2)	Estimated solely for the purpose of computing the registration fee pursuant to Rule 457(o) of the Securities Act of 1933, as amended.

(3)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. The securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JUNE 4, 2010

$500,000,000

Fifth Street Finance Corp.
Common Stock

We may offer, from time to time, up to $500,000,000 of shares of our common stock, $0.01 par value per share, in one or more offerings. Our common stock may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our common stock.

The offering price per share of our common stock, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering.

Our common stock may be offered directly to one or more purchasers through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our common stock, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our common stock through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such common stock.

We are a specialty finance company that lends to and invests in small and mid-sized companies in connection with investments by private equity sponsors. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. We are managed by Fifth Street Management LLC, whose six principals collectively have over 50 years, and individually have between four years and 14 years, of experience lending to and investing in small and mid-sized companies, and 2 years of experience managing a business development company.

Our common stock is listed on the New York Stock Exchange under the symbol “FSC.” On June 3, 2010, and March 31, 2010, the last reported sale price of our common stock on the New York Stock Exchange was $11.87 and $11.61, respectively. We are required to determine the net asset value per share of our common stock on a quarterly basis. Our net asset value per share of our common stock as of March 31, 2010 was $10.70.

Investing in our common stock involves a high degree of risk, and should be considered highly speculative. See “Risk Factors” beginning on page 14 to read about factors you should consider, including the risk of leverage, before investing in our common stock.

This prospectus and any accompanying prospectus supplement contain important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus and any accompanying prospectus supplement before investing and keep them for future reference. We file periodic reports, current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 10 Bank Street, Suite 1210, White Plains, NY 10606 or by telephone at (914) 286-6800 or on our website at www.fifthstreetfinance.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus dated          , 2010

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $500,000,000 of shares of our common stock on terms to be determined at the time of the offering. This prospectus provides you with a general description of the common stock that we may offer. Each time we use this prospectus to offer common stock, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Available Information” and “Risk Factors” before you make an investment decision.

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No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their covers. Our financial condition, results of operations and prospects may have changed since that date. To the extent required by law, we will amend or supplement the information contained in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus carefully, including the section entitled “Risk Factors” before making a decision to invest in our common stock.

We commenced operations on February 15, 2007 as Fifth Street Mezzanine Partners III, L.P., a Delaware limited partnership. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp., a Delaware corporation. Unless otherwise noted, the terms “we,” “us,” “our” and “Fifth Street” refer to Fifth Street Mezzanine Partners III, L.P. prior to the merger date and Fifth Street Finance Corp. on and after the merger date. In addition, the terms “Fifth Street Management” and “investment adviser” refer to Fifth Street Management LLC, our external investment adviser.

Fifth Street Finance Corp.

We are a specialty finance company that lends to and invests in small and mid-sized companies in connection with investments by private equity sponsors. We define small and mid-sized companies as those with annual revenues between $25 million and $250 million. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments. We are externally managed and advised by Fifth Street Management, whose six principals collectively have over 50 years, and individually have between four years and 14 years, of experience lending to and investing in small and mid-sized companies, and 2 years of experience managing a business development company. Fifth Street Management is an affiliate of Fifth Street Capital LLC, a private investment firm founded and managed by our chief executive officer, and Fifth Street Management’s managing partner, Leonard M. Tannenbaum, who has led the investment of over $800 million in small and mid-sized companies, including the investments made by Fifth Street, since 1998.

As of March 31, 2010, we had originated $520.8 million of funded debt and equity investments and our portfolio totaled $460.9 million at fair value and was comprised of 34 investments, 31 of which were in operating companies and three of which were in private equity funds. The three investments in private equity funds represented less than 1% of the fair value of our assets at March 31, 2010. The 31 debt investments in our portfolio as of March 31, 2010 had a weighted average debt to EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) multiple of 3.3x calculated at the time of origination of the investment. The weighted average annual yield of our debt investments as of March 31, 2010 was approximately 15.0%, of which 12.7% represented cash payments and 2.3% represented payment-in-kind, or PIK, interest. PIK interest represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term and recorded as interest income on an accrual basis to the extent such amounts are expected to be collected. For additional information regarding PIK interest and related risks, see “Risk Factors — Risks Relating to Our Business and Structure — We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies — Revenue Recognition — Payment-in-Kind (PIK) Interest.”

Our investments generally range in size from $5 million to $60 million and are principally in the form of first and second lien debt investments, which may also include an equity component. We are currently focusing our origination efforts on first lien loans. We believe that the risk-adjusted returns from these loans are superior to second lien investments and offer superior credit quality. However, we may choose to originate additional second lien and unsecured loans in the future. As of March 31, 2010, all of our debt investments were secured by first or second priority liens on the assets of our portfolio companies. Moreover, we held equity investments consisting of common stock, preferred stock, or other equity interests in 21 out of 34 portfolio companies as of March 31, 2010.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act. As a business development company, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to, finance our investments through borrowings. However, as a business development company, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing. See “Regulation — Business Development Company Regulations.”

We have also elected to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code, or the Code. See “Material U.S. Federal Income Tax Considerations.” As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders if we meet certain source-of-income, distribution and asset diversification requirements.

In addition, we maintain a wholly-owned subsidiary that is licensed as a small business investment company, or SBIC, and regulated by the Small Business Administration, or the SBA. See “Regulation — Small Business Investment Company Regulations.” The SBIC license allows us, through our wholly-owned subsidiary, to issue SBA-guaranteed debentures. We applied for exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the 200% asset coverage ratio we are required to maintain under the 1940 Act. Pursuant to the 200% asset coverage ratio limitation, we are permitted to borrow one dollar for every dollar we have in assets less all liabilities and indebtedness not represented by debt securities issued by us or loans obtained by us. For example, as of March 31, 2010, we had approximately $484.4 million in assets less all liabilities and indebtedness not represented by debt securities issued by us or loans obtained by us, which would permit us to borrow up to approximately $484.4 million, notwithstanding other limitations on our borrowings pursuant to our credit facilities.

If we receive an exemption from the SEC for our SBA debt, we will have increased capacity to fund up to $150 million (the maximum amount of SBA-guaranteed debentures an SBIC may currently have outstanding once certain conditions have been met) of investments with SBA-guaranteed debentures in addition to being able to fund investments with borrowings up to the maximum amount of debt that the 200% asset coverage ratio limitation would allow us to incur. As a result, we would, in effect, be permitted to have a lower asset coverage ratio than the 200% asset coverage ratio limitation under the 1940 Act and, therefore, we could have more debt outstanding than assets to cover such debt. For example, we would be able to borrow up to $150 million more than the approximately $484.4 million permitted under the asset coverage ratio limit as of March 31, 2010. For additional information on SBA regulations that affect our access to SBA-guaranteed debentures, see “Risk Factors— Risks Relating to Our Business and Structure — Our SBIC subsidiary’s investment adviser has no prior experience managing an SBIC and any failure to comply with SBA regulations, resulting from our SBIC subsidiary’s investment adviser’s lack of experience or otherwise, could have an adverse effect on our operations.”

The Investment Adviser

Our investment adviser is led by six principals who collectively have over 50 years, and individually have between four years and 14 years, of experience lending to and investing in small and mid-sized companies, and 2 years of experience managing a business development company. Our investment adviser is affiliated with Fifth Street Capital LLC, a private investment firm founded and managed by Leonard M. Tannenbaum who has led the investment of over $800 million in small and mid-sized companies, including the investments made by Fifth Street, since 1998. Mr. Tannenbaum and his respective private investment firms have acted as the lead (and often sole) first or second lien investor in over 50 investment transactions. The other investment funds managed by these private investment firms generally are fully committed and, other than follow-on investments in existing portfolio companies, are no longer making investments.

We benefit from our investment adviser’s ability to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate investments and manage a diversified portfolio of those investments. The principals of our investment adviser have broad investment backgrounds, with prior experience at investment funds, investment banks and other financial services companies and have developed a broad network of contacts within the private equity community. This network of contacts provides our principal source of investment opportunities.

The principals of our investment adviser are Mr. Tannenbaum, our chief executive officer and our investment adviser’s managing partner, Marc A. Goodman, our chief investment officer and our investment adviser’s senior partner, Juan E. Alva, a partner of our investment adviser, Bernard D. Berman, our president, chief compliance officer and secretary and a partner of our investment adviser, Ivelin M. Dimitrov, a partner of our investment adviser, and William H. Craig, our chief financial officer. For further discussion of the investment experience of the principals of our investment adviser, see “Management — Biographical Information” and “Portfolio Management — Investment Personnel.”

Business Strategy

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments. We have adopted the following business strategy to achieve our investment objective:

•	Capitalize on our investment adviser’s strong relationships with private equity sponsors. Our investment adviser has developed an extensive network of relationships with private equity sponsors that invest in small and mid-sized companies. We believe that the strength of these relationships is due to a common investment philosophy, a consistent market focus, a rigorous approach to diligence and a reputation for delivering on commitments. In addition to being our principal source of originations, we believe that private equity sponsors provide significant benefits including incremental due diligence, additional monitoring capabilities and a potential source of capital and operational expertise for our portfolio companies.

•	Focus on established small and mid-sized companies. We believe that there are fewer finance companies focused on transactions involving small and mid-sized companies than larger companies, and that this is one factor that allows us to negotiate favorable investment terms. Such favorable terms include higher debt yields and lower leverage levels, more significant covenant protection and greater equity grants than typical of transactions involving larger companies. We generally invest in companies with established market positions, seasoned management teams, proven products and services and strong regional or national operations. We believe that these companies possess better risk-adjusted return profiles than newer companies that are building management or in early stages of building a revenue base.

•	Continue our growth of direct originations. We directly originated 100% of our debt investments. Over the last several years, the principals of our investment adviser have developed an origination strategy designed to ensure that the number and quality of our investment opportunities allows us to continue to directly originate substantially all of our investments. We believe that the benefits of direct originations include, among other things, our ability to control the structuring of investment protections and to generate origination and exit fees.

•	Employ disciplined underwriting policies and rigorous portfolio management. Our investment adviser has developed an extensive underwriting process which includes a review of the prospects, competitive position, financial performance and industry dynamics of each potential portfolio company. In addition, we perform substantial diligence on potential investments, and seek to invest along side private equity sponsors who have proven capabilities in building value. As part of the monitoring process, our investment adviser will analyze monthly and quarterly financial statements versus the previous periods and year, review financial projections, meet with management, attend board meetings and review all compliance certificates and covenants.

•	Structure our investments to minimize risk of loss and achieve attractive risk-adjusted returns. We structure our loan investments on a conservative basis with high cash yields, cash origination fees, low leverage levels and strong investment protections. As of March 31, 2010, the weighted average annualized yield of our debt investments was approximately 15.0%, which includes a cash component of 12.7%. The 31 debt investments in our portfolio as of March 31, 2010, had a weighted average debt to EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) multiple of 3.3x calculated at the time of origination of the investment. Finally, our debt investments have strong protections, including default penalties, information rights, board observation rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. We believe these protections, coupled with the other features of our investments described above, should allow us to reduce our risk of capital loss and achieve attractive risk adjusted returns; however, there can be no assurance that we will be able to successfully structure our investments to minimize risk of loss and achieve attractive risk-adjusted returns.

•	Benefiting from lower, fixed, long-term cost of capital. The SBIC license held by our wholly-owned subsidiary will allow it to issue SBA-guaranteed debentures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. Because we expect lower cost SBA leverage to become a more significant part of our capital base through our SBIC subsidiary, our relative cost of debt capital should be lower than many of our competitors. In addition, the SBIC leverage that we receive through our SBIC subsidiary will represent a stable, long-term component of our capital structure that should permit the proper matching of duration and cost compared to our portfolio investments.

•	Leverage the skills and experience of our investment adviser. The six principals of our investment adviser collectively have over 50 years, and individually have between four years and 14 years, of experience lending to and investing in small and mid-sized companies, and 2 years of experience managing a business development company. The principals of our investment adviser have broad investment backgrounds, with prior experience at private investment funds, investment banks and other financial services companies and they also have experience managing distressed companies. We believe that our investment adviser’s expertise in valuing, structuring, negotiating and closing transactions provides us with a competitive advantage by allowing us to provide financing solutions that meet the needs of our portfolio companies while adhering to our underwriting standards.

Recent Developments

Term Sheets for New Investments

We executed three non-binding term sheets for new loans in May 2010, each of which is subject to the completion of our due diligence, approval process and definitive documentation, and may not result in completed investments. We may also syndicate a portion of the loans, which would reduce our investment amount. On May 10, 2010, we executed a non-binding term sheet for $54.5 million for an investment in a clinical drug testing laboratory. On May 17, 2010, we executed a non-binding term sheet for $33 million for an investment in a manufacturer and distributor of connectivity products for industrial and commercial markets. On May 20, 2010, we executed a non-binding term sheet for $48 million for an investment in a provider of pediatric home health care services.

Recent Borrowings

On May 20, 2010, our SBIC subsidiary drew $17.5 million from its SBA commitment to use to fund future transactions. As of June 3, 2010, we had drawn a total of $35 million from the $37.5 million currently available under our SBA commitment.

On May 26, 2010, we drew $5 million from our three-year credit facility, or the Wells Fargo facility, with Wells Fargo Bank, National Association, successor to Wachovia Bank, N.A.

Expansion of Wells Fargo Facility

On May 26, 2010, we amended the Wells Fargo facility to expand our borrowing capacity under that facility. Pursuant to the amendment, we received an additional $50 million commitment, thereby increasing the size of the Wells Fargo facility from $50 million to $100 million, with an accordion feature that allows for potential future expansion of that facility from a total of $100 million up to a total of $150 million. In addition, the interest rate of the Wells Fargo facility was reduced from LIBOR plus 4% per annum to LIBOR plus 3.5% per annum, with no LIBOR floor, and the maturity date of the facility was extended from November 16, 2012 to May 26, 2013.

New Credit Facility Led by ING

On May 27, 2010, we entered into a three-year secured syndicated revolving credit facility, or the ING facility, pursuant to a Senior Secured Revolving Credit Agreement, or the Credit Agreement, with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent. The ING facility allows for us to borrow money at a rate of either (i) LIBOR plus 3.5% per annum or (ii) 2.5% per annum plus an alternate base rate based on the greatest of the Prime Rate, Federal Funds Rate plus 0.5% per annum or LIBOR plus 1% per annum, and has a maturity date of May 27, 2013. The ING facility also allows us to request letters of credit from ING Capital LLC, as the issuing bank. The initial commitment under the ING facility is $90 million, and the ING facility includes an accordion feature that allows for potential future expansion of the facility up to a total of $150 million. The ING facility is secured by substantially all of our assets, as well as the assets of two of our wholly-owned subsidiaries, FSFC Holdings, Inc. and FSF/MP Holdings, Inc., subject to certain exclusions for, among other things, equity interests in our SBIC subsidiary and equity interests in Fifth Street Funding, LLC (the special purpose subsidiary established pursuant to the Wells Fargo facility) as further set forth in a Guarantee, Pledge and Security Agreement, or the Security Agreement, entered into in connection with the Credit Agreement, among FSFC Holdings, Inc., FSF/MP Holdings, Inc., ING Capital LLC, as collateral agent, and us. Neither our SBIC subsidiary nor Fifth Street Funding, LLC is party to the ING facility and their respective assets have not been pledged in connection therewith. The ING facility provides that we may use the proceeds and letters of credit under the facility for general corporate purposes, including acquiring and funding leveraged loans, mezzanine loans, high-yield securities, convertible securities, preferred stock, common stock and other investments.

Pursuant to the Security Agreement, FSFC Holdings, Inc. and FSF/MP Holdings, Inc. guaranteed the obligations under the Security Agreement, including our obligations to the lenders and the administrative agent under the Credit Agreement. Additionally, we pledged our entire equity interests in FSFC Holdings, Inc. and FSF/MP Holdings, Inc. to the collateral agent pursuant to the terms of the Security Agreement.

The Credit Agreement and related agreements governing the ING facility required FSFC Holdings, Inc., FSF/MP Holdings, Inc. and us to, among other things (i) make representations and warranties regarding the collateral as well as each of our businesses, (ii) agree to certain indemnification obligations, and (iii) agree to comply with various affirmative and negative covenants and other customary requirements for similar credit facilities. The ING facility documents also include usual and customary default provisions such as the failure to make timely payments under the facility, the occurrence of a change in control, and the failure by us to materially perform under the Credit Agreement and related agreements governing the facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

Each loan or letter of credit originated under the ING facility is subject to the satisfaction of certain conditions. We cannot assure you that we will be able to borrow funds under the ING facility at any particular time or at all.

As of June 3, 2010, except for assets that were funded through our SBIC subsidiary, substantially all of our assets were pledged as collateral under the Wells Fargo facility or the ING facility.

New Investment

On June 2, 2010, we completed an additional $4.8 million investment in Traffic Control and Safety Corporation, an existing portfolio company. The terms of this investment include a $4.4 million subordinated loan with a PIK interest rate of 15% per annum and an expected maturity of five years, and $0.4 million of preferred stock with an 8% dividend per annum.

Corporate Information

Our principal executive offices are located at 10 Bank Street, Suite 1210, White Plains, NY 10606 and our telephone number is (914) 286-6800. We maintain a website on the Internet at www.fifthstreetfinance.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

THE OFFERING

We may offer, from time to time, up to $500,000,000 of shares of our common stock, on terms to be determined at the time of the offering. Our common stock may be offered at prices and on terms to be disclosed in one or more prospectus supplements. The offering price per share of our common stock, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering.

Our common stock may be offered directly to one or more purchasers by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our common stock by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our common stock through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our common stock.

Set forth below is additional information regarding the offering of our common stock:

Use of proceeds	We intend to use substantially all of the net proceeds from the sale of our common stock to make investments in small and mid-sized companies in accordance with our investment objective and strategies described in this prospectus. We may also use a portion of the net proceeds to reduce any of our outstanding borrowings. Pending such use, we will invest the net proceeds primarily in high quality, short-term debt securities consistent with our business development company election and our election to be taxed as a RIC. See “Use of Proceeds.”

New York Stock Exchange symbol	FSC

Investment advisory fees	Fifth Street Management serves as our investment adviser. We pay Fifth Street Management a fee for its services under the investment advisory agreement consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2% of our gross assets, which includes any borrowings for investment purposes. From and after January 1, 2010, our investment adviser permanently waived the portion of the base management fee attributable to cash and cash equivalents (as defined in the notes to our Consolidated Financial Statements). The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement) and equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. See “Investment Advisory Agreement.”

Administration agreement	FSC, Inc. serves as our administrator. We reimburse our administrator the allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the administration agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief financial officer and chief compliance officer, and their staff. See “Administration Agreement.” Our administrator has voluntarily determined to forgo receiving reimbursement for the services performed for us by our chief compliance officer, Bernard D. Berman, given his compensation arrangement with our investment adviser. However, although our administrator currently intends to forgo its right to receive such reimbursement, it is under no obligation to do so and may cease to do so at any time in the future.

Distributions	We intend to pay quarterly dividends to our stockholders out of assets legally available for distribution. Our distributions, if any, will be determined by our Board of Directors.

Taxation	We elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. See “Material U.S. Federal Income Tax Considerations.”

Dividend reinvestment plan	We have adopted a dividend reinvestment plan for our stockholders. The dividend reinvestment plan is an “opt out” reinvestment plan. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested dividends. See “Dividend Reinvestment Plan.”

Risk factors	Investing in our common stock involves a high degree of risk. You should consider carefully the information found in “Risk Factors,” including the following risks:

•	The current state of the economy and financial markets increases the likelihood of adverse effects on our financial position and results of operations.

•	A significant portion of our investment portfolio is and will continue to be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

•	Our business model depends to a significant extent upon strong referral relationships with private equity sponsors, and the inability of the principals of our investment adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

•	We may face increasing competition for investment opportunities, which could reduce returns and result in losses.

•	Because we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us.

•	Substantially all of our assets could potentially be subject to security interests under secured credit facilities and if we default on our obligations under the facilities, we may suffer adverse consequences, including the lenders foreclosing on our assets.

•	Because we intend to distribute between 90% and 100% of our income to our stockholders in connection with our election to be treated as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

•	Regulations governing our operation as a business development company and RIC affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

•	We will be subject to corporate-level income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code or do not satisfy the annual distribution requirement.

•	We may not be able to pay you distributions, our distributions may not grow over time and a portion of our distributions may be a return of capital.

•	Our investments in portfolio companies may be risky, and we could lose all or part of our investment.

•	Investing in small and mid-sized companies involves a number of significant risks. Among other things, these companies:

•	may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of the equity components of our investments;

•	may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•	generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

•	generally have less publicly available information about their businesses, operations and financial condition. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

•	Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

•	Shares of closed-end investment companies, including business development companies, may trade at a discount to their net asset value.

•	We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms within an attractive timeframe.

•	The market price of our common stock may fluctuate significantly.

See “Risk Factors” beginning on page 14 for a more complete discussion of these and other risks you should carefully consider before deciding to invest in shares of our common stock.

Leverage	We expect to continue to use leverage to make investments. As a result, we may continue to be exposed to the risks of leverage, which include that leverage may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our shares of common stock.

Available information	We file periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information is also available free of charge by contacting us at Fifth Street Finance Corp., 10 Bank Street, Suite 1210, White Plains, NY, 10606, by telephone at (914) 286-6800, or on our website at www.fifthstreetfinance.com. The information on this website is not incorporated by reference into this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Moreover, the information set forth below does not include any transaction costs and expenses that investors will incur in connection with each offering of shares of our common stock pursuant to this prospectus. As a result, investors are urged to read the “Fees and Expenses” table contained in any corresponding prospectus supplement to fully understanding the actual transaction costs and expenses they will incur in connection with each such offering. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Fifth Street,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	%(1)
Offering expenses (as a percentage of offering price)	—	%(2)
Dividend reinvestment plan fees	—	%(3)

Total stockholder transaction expenses (as a percentage of offering price)	—	%(4)
Annual expenses (as a percentage of net assets attributable to common stock):
Management fees	4.84	%(5)
Interest payments on borrowed funds	0.49	%(6)
Other expenses	1.27	%(7)

Total annual expenses	6.60	%(8)

(1)	In the event that our common stock is sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	In the event that we conduct on offering of our common stock, a corresponding prospectus supplement will disclose the estimated offering expenses.

(3)	The expenses of administering our dividend reinvestment plan are included in operating expenses.

(4)	Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.

(5)	Our “management fees” are made up of our base management fee and the incentive fees payable under our investment advisory agreement. The base management fee portion of our “management fees” reflected in the table above is 2.26%, which is calculated based on our net assets (rather than our gross assets). Our base management fee under the investment advisory agreement is based on our gross assets, which includes borrowings for investment purposes. Our investment adviser permanently waived the portion of the base management fee attributable to cash and cash equivalents (as defined in the notes to our Consolidated Financial Statements) as of the end of each quarter beginning March 31, 2010. As a result, our base management fee payable from and after such fiscal quarter will be calculated at an annual rate of 2% of our gross assets, including any investments made with borrowings, but excluding any cash and cash equivalents as of the end of each quarter. See “Investment Advisory Agreement — Overview of Our Investment Adviser — Management Fee.”

The incentive fee portion of our “management fees” is 2.58%. This calculation assumes that annual incentive fees earned by our investment adviser remain consistent with the incentive fees earned by our investment adviser during the quarter ended March 31, 2010, which totaled $2.8 million. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” that exceeds a 2% quarterly (8% annualized) hurdle rate, subject to a “catch up” provision measured at the end of each fiscal quarter. The first part of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the first part of the incentive fee for each quarter is as follows:

• no incentive fee is payable to the investment adviser in any fiscal quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the “preferred return” or “hurdle”);

• 100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to the investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter; and

• 20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to the investment adviser (once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the investment adviser).

The second part of the incentive fee equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee is payable, in arrears, at the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date).

(6)	“Interest payments on borrowed funds” represent our estimated annual interest payments on borrowed funds for the fiscal year ending September 30, 2010 and assumes weighted average annual debt outstanding of $50 million and an interest rate of 4.3% per annum payable thereon. These estimates relate to borrowings under the Wells Fargo facility, the ING facility and our SBA-guaranteed debentures.

(7)	“Other expenses” are based on estimated amounts for the current fiscal year.

(8)	“Total annual expenses” is presented as a percentage of net assets attributable to common stockholders because our common stockholders bear all of our fees and expenses.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load and offering expenses.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$66	$195	$322	$630

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the cash distribution payable to a participant by either (i) the market price per share of our common stock at the close of trading on the payment date fixed by our Board of Directors in the event that we use newly issued shares to satisfy the share requirements of the divided reinvestment plan or (ii) the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event that shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED FINANCIAL AND OTHER DATA

The following selected financial data should be read together with our financial statements and the related notes and the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Senior Securities,” which are included elsewhere in this prospectus. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp. The financial information as of and for the period from inception (February 15, 2007) to September 30, 2007 and for the fiscal years ended September 30, 2008 and 2009, set forth below was derived from the audited financial statements and related notes for Fifth Street Mezzanine Partners III, L.P. and Fifth Street Finance Corp., respectively. The financial information at and for the six months ended March 31, 2010 and 2009 was derived from our unaudited financial statements and related notes included elsewhere in this prospectus. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods, have been included. The historical financial information below may not be indicative of our future performance. Our results for the interim period may not be indicative of our results for the full year.

	At and for	At and for
	the Six	the Six			At September 30, 2007
	Months Ended	Months Ended	At and for the	At and for the	and for the Period
	March 31,	March 31,	Year Ended	Year Ended	February 15, 2007
	2010	2009	September 30,	September 30,	through September 30,
	(Unaudited)	(Unaudited)	2009	2008	2007
	(In thousands, except per share amounts)

Statement of Operations data:
Total investment income	$31,098	$24,505	$49,828	$33,219	$4,296
Base management fee, net	3,877	2,859	5,889	4,258	1,564
Incentive fee	4,889	3,924	7,841	4,118	—
All other expenses	2,777	2,024	4,736	4,699	1,773
Net investment income	19,555	15,698	31,362	20,144	959
Unrealized appreciation (depreciation) on investments	2,176	(10,733)	(10,795)	(16,948)	123
Realized gain (loss) on investments	(2,802)	(12,400)	(14,373)	62	—
Net increase in partners’ capital/net assets resulting from operations	18,929	(7,435)	6,194	3,258	1,082
Per share data:
Net asset value per common share at period end	$10.70	$11.94	$10.84	$13.02	N/A
Market price at period end(1)	11.61	7.74	10.93	10.05	N/A
Net investment income	0.48	0.69	1.27	1.29	N/A
Net realized and unrealized gain (loss) on investments	(0.01)	(1.03)	(1.02)	(1.08)	N/A
Net increase (decrease) in partners’ capital/net assets resulting from operations	0.47	(0.34)	0.25	0.21	N/A
Dividends declared	0.57	0.70	1.20	0.61	N/A

	At and for	At and for
	the Six	the Six			At September 30, 2007
	Months Ended	Months Ended	At and for the	At and for the	and for the Period
	March 31,	March 31,	Year Ended	Year Ended	February 15, 2007
	2010	2009	September 30,	September 30,	through September 30,
	(Unaudited)	(Unaudited)	2009	2008	2007
	(In thousands, except per share amounts)

Balance Sheet data at period end:
Total investments at fair value	$460,865	$290,777	$299,611	$273,759	$88,391
Cash and cash equivalents	23,469	3,722	113,205	22,906	17,654
Other assets	6,510	3,116	3,071	2,484	1,285
Total assets	490,844	297,616	415,887	299,149	107,330
Total liabilities	6,447	25,263	5,331	4,813	514
Total stockholders’ equity	484,397	272,353	410,556	294,336	106,816
Other data:
Weighted average annual yield on investments(2)	15.0%	16.4%	15.7%	16.2%	16.8%
Number of investments at period end	34	26	28	24	10

(1)	Our common stock commenced trading on the New York Stock Exchange on June 12, 2008. There was no established public trading price for the stock prior to that date.

(2)	Weighted average annual yield is calculated based upon our debt investments at the end of the period.

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our common stock. The risks set out below are not the only risks we face; however, they discuss the presently known principal risks of investing in our common stock. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Economic Conditions

The current state of the economy and financial markets increases the likelihood of adverse effects on our financial position and results of operations.

The U.S. capital markets experienced extreme volatility and disruption over the past 18 months, leading to recessionary conditions and depressed levels of consumer and commercial spending. Disruptions in the capital markets increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. While recent indicators suggest modest improvement in the capital markets, we cannot provide any assurance that these conditions will not worsen. If these conditions continue or worsen, the prolonged period of market illiquidity may have an adverse effect on our business, financial condition, and results of operations. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results.

In addition, to the extent that recessionary conditions continue or worsen, the financial results of small to mid-sized companies, like those in which we invest, will continue to experience deterioration, which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults. Additionally, the end markets for certain of our portfolio companies’ products and services have experienced, and continue to experience, negative economic trends. The performances of certain of our portfolio companies have been, and may continue to be, negatively impacted by these economic or other conditions, which may ultimately result in our receipt of a reduced level of interest income from our portfolio companies and/or losses or charge offs related to our investments, and, in turn, may adversely affect distributable income.

Economic recessions or downturns could impair the ability of our portfolio companies to repay loans, which, in turn, could increase our non-performing assets, decrease the value of our portfolio, reduce our volume of new loans and harm our operating results, which would have an adverse effect on our results of operations.

Many of our portfolio companies are and may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during such periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during such periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. In this regard, as a result of current economic conditions and their impact on certain of our portfolio companies, we have agreed to modify the payment terms of our investments in nine of our portfolio companies as of March 31, 2010. Such modified terms include changes in payment-in-kind interest provisions and cash interest rates. These modifications, and any future modifications to our loan agreements as a result of the current economic conditions or otherwise, may limit the amount of interest income that we recognize from the modified investments, which may, in turn, limit our ability to make distributions to our stockholders and have an adverse effect on our results of operations.

Risks Relating to Our Business and Structure

Changes in interest rates may affect our cost of capital and net investment income.

Because we may borrow to fund our investments, a portion of our net investment income may be dependent upon the difference between the interest rate at which we borrow funds and the interest rate at which we invest these funds. A portion of our investments will have fixed interest rates, while a portion of our borrowings will likely have floating interest rates. As a result, a significant change in market interest rates could have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds could increase, which would reduce our net investment income. We may hedge against such interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts, subject to applicable legal requirements, including without limitation, all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged borrowings. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

We have a limited operating history.

Fifth Street Mezzanine Partners III, L.P. commenced operations on February 15, 2007. On January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp., a Delaware corporation. As a result, we are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of our common stock could decline substantially.

We currently have a limited number of investments in our investment portfolio. As a result, a loss on one or more of those investments would have a more adverse effect on our company than the effect such a loss would have on a company with a larger and more diverse investment portfolio.

As a company with a limited operating history, we have not had the opportunity to invest in a large number of portfolio companies. As a result, until we have increased the number of investments in our investment portfolio, a loss on one or more of our investments would affect us more adversely than such loss would affect a company with a larger and more diverse investment portfolio.

A significant portion of our investment portfolio is and will continue to be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our Board of Directors. Typically, there is not a public market for the securities of the privately held companies in which we have invested and will generally continue to invest. As a result, we value these securities quarterly at fair value as determined in good faith by our Board of Directors.

Certain factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the realizable value of our investments might warrant.

Our ability to achieve our investment objective depends on our investment adviser’s ability to support our investment process; if our investment adviser were to lose any of its principals, our ability to achieve our investment objective could be significantly harmed.

As discussed above, we were organized on February 15, 2007. We have no employees and, as a result, we depend on the investment expertise, skill and network of business contacts of the principals of our investment adviser. The principals of our investment adviser evaluate, negotiate, structure, execute, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of the principals of our investment adviser, Messrs. Tannenbaum, Goodman, Alva, Berman and Dimitrov. The departure of any of these individuals could have a material adverse effect on our ability to achieve our investment objective.

Our ability to achieve our investment objective depends on our investment adviser’s ability to identify, analyze, invest in, finance and monitor companies that meet our investment criteria. Our investment adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, our investment adviser may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. Our investment adviser may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

Our investment adviser has no prior experience managing a business development company or a RIC.

The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs that do not apply to the other investment vehicles previously managed by the principals of our investment adviser. For example, under the 1940 Act, business development companies are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly traded companies. Moreover, qualification for taxation as a RIC under subchapter M of the Code requires satisfaction of source-of-income and diversification requirements and our ability to avoid corporate-level taxes on our income and gains depends on our satisfaction of distribution requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a business development company or RIC or could force us to pay unexpected taxes and penalties, which could be material. Our investment adviser does not have any prior experience managing a business development company or RIC. Its lack of experience in managing a portfolio of assets under such constraints may hinder its ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective.

Our business model depends to a significant extent upon strong referral relationships with private equity sponsors, and the inability of the principals of our investment adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that the principals of our investment adviser will maintain their relationships with private equity sponsors, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the principals of our investment adviser fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the principals of our investment adviser have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could reduce returns and result in losses.

We compete for investments with other business development companies and investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in small and mid-sized companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a business development company.

Our incentive fee may induce our investment adviser to make speculative investments.

The incentive fee payable by us to our investment adviser may create an incentive for it to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement, which could result in higher investment losses, particularly during cyclical economic downturns. The way in which the incentive fee payable to our investment adviser is determined, which is calculated separately in two components as a percentage of the income (subject to a hurdle rate) and as a percentage of the realized gain on invested capital, may encourage our investment adviser to use leverage to increase the return on our investments or otherwise manipulate our income so as to recognize income in quarters where the hurdle rate is exceeded. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, including investors in offerings of common stock pursuant to this prospectus.

The incentive fee payable by us to our investment adviser also may create an incentive for our investment adviser to invest on our behalf in instruments that have a deferred interest feature. Under these investments, we would accrue the interest over the life of the investment but would not receive the cash income from the investment until the end of the investment’s term, if at all. Our net investment income used to calculate the income portion of our incentive fee, however, includes accrued interest. Thus, a portion of the incentive fee would be based on income that we have not yet received in cash and may never receive in cash if the portfolio company is unable to satisfy such interest payment obligation to us. Consequently, while we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a formal “claw back” right against our investment adviser per se, the amount of accrued income written off in any period will reduce the income in the period in which such write-off was taken and thereby reduce such period’s incentive fee payment.

In addition, our investment adviser receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no performance threshold applicable to the portion of the incentive fee based on net capital gains. As a result, our investment adviser may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

Given the subjective nature of the investment decisions made by our investment adviser on our behalf, we will be unable to monitor these potential conflicts of interest between us and our investment adviser.

Our base management fee may induce our investment adviser to incur leverage.

The fact that our base management fee is payable based upon our gross assets, which would include any borrowings for investment purposes, may encourage our investment adviser to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock, including investors in offerings of common stock pursuant to this prospectus. Given the subjective nature of the investment decisions made by our investment adviser on our behalf, we will not be able to monitor this potential conflict of interest.

Because we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for loss on invested equity capital. If we continue to use leverage to partially finance our investments, through borrowings from banks and other lenders, you will experience increased risks of investing in our common stock. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock distribution payments. Leverage is generally considered a speculative investment technique. At March 31, 2010, we had no borrowings outstanding.

Substantially all of our assets are subject to security interests under secured credit facilities and if we default on our obligations under the facilities, we may suffer adverse consequences, including the lenders foreclosing on our assets.

As of June 3, 2010, except for assets that were funded through our SBIC subsidiary, substantially all of our assets were pledged as collateral under the Wells Fargo facility or the ING facility. If we default on our obligations under these facilities, the lenders may have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to their security interests. In such event, we may be forced to sell our investments to raise funds to repay our outstanding borrowings in order to avoid foreclosure and these forced sales may be at times and at prices we would not consider advantageous. Moreover, such deleveraging of our company could significantly impair our ability to effectively operate our business in the manner in which we have historically operated. As a result, we could be forced to curtail or cease new investment activities and lower or eliminate the dividends that we have historically paid to our stockholders.

In addition, if the lenders exercise their right to sell the assets pledged under our credit facilities, such sales may be completed at distressed sale prices, thereby diminishing or potentially eliminating the amount of cash available to us after repayment of the amounts outstanding under the credit facilities.

Because we intend to distribute between 90% and 100% of our income to our stockholders in connection with our election to be treated as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

In order to qualify for the tax benefits available to RICs and to minimize corporate-level taxes, we intend to distribute to our stockholders between 90% and 100% of our annual taxable income, except that we may retain certain net capital gains for investment, and treat such amounts as deemed distributions to our stockholders. If we elect to treat any amounts as deemed distributions, we must pay income taxes at the corporate rate on such deemed distributions on behalf of our stockholders. As a result of these requirements, we will likely need to raise capital from other sources to grow our business. As a business development company, we generally are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which includes all of our borrowings and any outstanding preferred stock, of at least 200%. These requirements limit the amount that we may borrow. Because we will continue to need capital to grow our investment portfolio, these limitations may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so.

While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. Also, as a business development company, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new investment activities, and our net asset value and share price could decline.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of the members of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any securities (other than our securities) from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we are prohibited from buying or selling any security (other than any security of which we are the issuer) from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such person, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers, directors or investment adviser or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any portfolio company of a private equity fund managed by our investment adviser without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

There are significant potential conflicts of interest which could adversely impact our investment returns.

Our executive officers and directors, and the members of our investment adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Mr. Tannenbaum, our chief executive officer and managing partner of our investment adviser, is the managing partner of Fifth Street Capital LLC, a private investment firm. Although the other investment funds managed by Fifth Street Capital LLC and its affiliates generally are fully committed and, other than follow-on investments in existing portfolio companies, are no longer making investments, in the future, the principals of our investment adviser may manage other funds which may from time to time have overlapping investment objectives with those of us and accordingly invest in, whether principally or secondarily, asset classes similar to those targeted by us. If this should occur, the principals of our investment adviser will face conflicts of interest in the allocation of investment opportunities to us and such other funds. Although our investment professionals will endeavor to allocate investment opportunities in a fair and equitable manner, we and our common stockholders could be adversely affected in the event investment opportunities are allocated among us and other investment vehicles managed or sponsored by, or affiliated with, our executive officers, directors and investment adviser, and the members of our investment adviser.

The incentive fee we pay to our investment adviser in respect of capital gains may be effectively greater than 20%.

As a result of the operation of the cumulative method of calculating the capital gains portion of the incentive fee we pay to our investment adviser, the cumulative aggregate capital gains fee received by our investment adviser could be effectively greater than 20%, depending on the timing and extent of subsequent net realized capital losses or net unrealized depreciation. For additional information on this calculation, see the disclosure in footnote 2 to Example 2 under the caption “Investment Advisory Agreement — Management Fee — Incentive Fee.” We cannot predict whether, or to what extent, this payment calculation would affect your investment in our stock.

The involvement of our investment adviser’s investment professionals in our valuation process may create conflicts of interest.

Our portfolio investments are generally not in publicly traded securities. As a result, the values of these securities are not readily available. We value these securities at fair value as determined in good faith by our Board of Directors based upon the recommendation of the Valuation Committee of our Board of Directors. In connection with that determination, investment professionals from our investment adviser prepare portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. The participation of our investment adviser’s investment professionals in our valuation process could result in a conflict of interest as our investment adviser’s management fee is based, in part, on our gross assets.

A failure on our part to maintain our qualification as a business development company would significantly reduce our operating flexibility.

If we fail to continuously qualify as a business development company, we might be subject to regulation as a registered closed-end investment company under the 1940 Act, which would significantly decrease our operating flexibility. In addition, failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us. For additional information on the qualification requirements of a business development company, see the disclosure under the caption “Regulation — Business Development Company Regulations.”

Regulations governing our operation as a business development company and RIC affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

As a result of the annual distribution requirement to qualify for tax free treatment at the corporate level on income and gains distributed to stockholders, we need to periodically access the capital markets to raise cash to fund new investments. We generally are not able to issue or sell our common stock at a price below net asset value per share, which may be a disadvantage as compared with other public companies. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our Board of Directors and independent directors determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders as well as those stockholders that are not affiliated with us approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any underwriting commission or discount). If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital.

We also may make rights offerings to our stockholders at prices less than net asset value, subject to applicable requirements of the 1940 Act. If we raise additional funds by issuing more shares of our common stock or issuing senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders may decline at that time and such stockholders may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on terms favorable to us or at all.

In addition, we may issue “senior securities,” including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a business development company, therefore, we may need to issue equity more frequently than our privately owned competitors, which may lead to greater stockholder dilution.

We expect to continue to borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which could prohibit us from paying dividends and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

In addition, we may in the future seek to securitize our portfolio securities to generate cash for funding new investments. To securitize loans, we would likely create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. We would then sell interests in the subsidiary on a non-recourse basis to purchasers and we would retain all or a portion of the equity in the subsidiary. An inability to successfully securitize our loan portfolio could limit our ability to grow our business or fully execute our business strategy and may decrease our earnings, if any. The securitization market is subject to changing market conditions and we may not be able to access this market when we would otherwise deem appropriate. Moreover, the successful securitization of our portfolio might expose us to losses as the residual investments in which we do not sell interests will tend to be those that are riskier and more apt to generate losses. The 1940 Act also may impose restrictions on the structure of any securitization.

Our SBIC subsidiary’s investment adviser has no prior experience managing an SBIC and any failure to comply with SBA regulations, resulting from our SBIC subsidiary’s investment adviser’s lack of experience or otherwise, could have an adverse effect on our operations.

On February 3, 2010, our wholly-owned subsidiary, Fifth Street Mezzanine Partners IV, L.P., received a license, effective February 1, 2010, from the SBA to operate as an SBIC under Section 301(c) of the Small Business Investment Act of 1958 and is regulated by the SBA. The SBIC license allows our SBIC subsidiary to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBIC requirements may cause our SBIC subsidiary to forego attractive investment opportunities that are not permitted under SBA regulations.

SBA regulations currently limit the amount that our SBIC subsidiary may borrow up to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing. As of March 31, 2010, our SBIC had $75 million in regulatory capital. The SBA has issued a capital commitment to our SBIC subsidiary in the amount of $75 million. Our SBIC subsidiary will not be able to access more than $37.5 million in borrowings until it is examined by the SBA, and we cannot predict the timing for completion of an examination by the SBA.

Further, SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC. If our SBIC subsidiary fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit its use of debentures, declare outstanding debentures immediately due and payable, and/or limit it from making new investments. In addition, the SBA can revoke or suspend a license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act of 1958 or any rule or regulation promulgated thereunder. These actions by the SBA would, in turn, negatively affect us because our SBIC subsidiary is our wholly-owned subsidiary. Our SBIC subsidiary’s investment adviser does not have any prior experience managing an SBIC. Its lack of experience in complying with SBA regulations may hinder its ability to take advantage of our SBIC subsidiary’s access to SBA-guaranteed debentures.

We also applied for exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from our 200% asset coverage test under the 1940 Act. If we receive an exemption for this SBA debt, we would have increased flexibility under the 200% asset coverage test. We cannot assure you that we will receive the exemptive relief from the SEC.

Any failure to comply with SBA regulations could have an adverse effect on our operations.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our market and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board of Directors has the authority to modify or waive our current investment objective, operating policies and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current investment objective, operating policies and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose part or all of your investment.

We will be subject to corporate-level income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code or do not satisfy the annual distribution requirement.

To maintain RIC status and be relieved of federal taxes on income and gains distributed to our stockholders, we must meet the following annual distribution, income source and asset diversification requirements.

•	The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and we may be subject to certain financial covenants under our debt arrangements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

•	The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC status or to meet the annual distribution requirement for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may not be able to pay you distributions, our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus or any prospectus supplement. In addition, the inability to satisfy the asset coverage test applicable to us as a business development company can limit our ability to pay distributions. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable business development company regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future.

When we make quarterly distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as original issue discount or accruals on a contingent payment debt instrument, which may occur if we receive warrants in connection with the origination of a loan or possibly in other circumstances. Such original issue discount is included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we do not receive in cash.

Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to be relieved of federal taxes on income and gains distributed to our stockholders. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to satisfy the annual distribution requirement and thus become subject to corporate-level income tax.

We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We may distribute taxable dividends that are payable in part in our stock. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

In addition, as discussed elsewhere in this prospectus, our loans typically contain a payment-in-kind (“PIK”) interest provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To avoid the imposition of corporate-level tax on us, this non-cash source of income needs to be paid out to stockholders in cash distributions or, in the event that we determine to do so, in shares of our common stock, even though we have not yet collected and may never collect the cash relating to the PIK interest. As a result, if we distribute taxable dividends in the form of our common stock, we may have to distribute a stock dividend to account for PIK interest even though we have not yet collected the cash.

Our wholly-owned SBIC subsidiary may be unable to make distributions to us that will enable us to maintain RIC status, which could result in the imposition of an entity-level tax.

In order for us to continue to qualify for RIC tax treatment and to minimize corporate-level taxes, we will be required to distribute substantially all of our net ordinary income and net capital gain income, including income from certain of our subsidiaries, which includes the income from our SBIC subsidiary. We will be partially dependent on our SBIC subsidiary for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiary may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiary to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver and if our SBIC subsidiary is unable to obtain a waiver, compliance with the SBA regulations may result in loss of RIC tax treatment and a consequent imposition of an entity-level tax on us.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies are subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make or that impose limits on our ability to pledge a significant amount of our assets to secure loans, any of which could harm us and our stockholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our investment adviser to other types of investments in which our investment adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

We have identified deficiencies in our internal control over financial reporting from time to time. Future control deficiencies could prevent us from accurately and timely reporting our financial results.

We have identified deficiencies in our internal control over financial reporting from time to time, including significant deficiencies and material weaknesses. A “significant deficiency” is a deficiency, or a combination of deficiencies, in internal control over financial reporting that is less severe than a material weakness, yet important enough to merit attention by those responsible for oversight of a company’s financial reporting. A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of a company’s annual or interim financial statements will not be prevented or detected on a timely basis. As previously disclosed, in January 2010, we identified a significant deficiency in our internal control over financial reporting with respect to our research and application of GAAP. The significant deficiency pertained to our policy associated with investments that contain contractual exit fees. We believe that we have remediated this significant deficiency.

Our failure to identify deficiencies in our internal control over financial reporting in a timely manner or remediate any deficiencies, or the identification of material weaknesses or significant deficiencies in the future could prevent us from accurately and timely reporting our financial results.

Risks Relating to Our Investments

Our investments in portfolio companies may be risky, and we could lose all or part of our investment.

Investing in small and mid-sized companies involves a number of significant risks. Among other things, these companies:

•	may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investments, as well as a corresponding decrease in the value of the equity components of our investments;

•	may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•	generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

•	generally have less publicly available information about their businesses, operations and financial condition. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of our officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

We invest primarily in privately held companies. Generally, little public information exists about these companies, including typically a lack of audited financial statements and ratings by third parties. We must therefore rely on the ability of our investment adviser to obtain adequate information to evaluate the potential risks of investing in these companies. These companies and their financial information may not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. These factors could affect our investment returns.

If we make unsecured debt investments, we may lack adequate protection in the event our portfolio companies become distressed or insolvent and will likely experience a lower recovery than more senior debtholders in the event our portfolio companies defaults on their indebtedness.

As of March 31, 2010, all of our debt investments were secured by first or second priority liens on the assets of our portfolio companies. However, we may make unsecured debt investments in portfolio companies in the future. Unsecured debt investments are unsecured and junior to other indebtedness of the portfolio company. As a consequence, the holder of an unsecured debt investment may lack adequate protection in the event the portfolio company becomes distressed or insolvent and will likely experience a lower recovery than more senior debtholders in the event the portfolio company defaults on its indebtedness. In addition, unsecured debt investments of small and mid-sized companies are often highly illiquid and in adverse market conditions may experience steep declines in valuation even if they are fully performing.

If we invest in the securities and other obligations of distressed or bankrupt companies, such investments may be subject to significant risks, including lack of income, extraordinary expenses, uncertainty with respect to satisfaction of debt, lower-than expected investment values or income potentials and resale restrictions.

We are authorized to invest in the securities and other obligations of distressed or bankrupt companies. At times, distressed debt obligations may not produce income and may require us to bear certain extraordinary expenses (including legal, accounting, valuation and transaction expenses) in order to protect and recover our investment. Therefore, to the extent we invest in distressed debt, our ability to achieve current income for our stockholders may be diminished.

We also will be subject to significant uncertainty as to when and in what manner and for what value the distressed debt we invest in will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed debt securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to distressed debt held by us, there can be no assurance that the securities or other assets received by us in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made.

Moreover, any securities received by us upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of our participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt, we may be restricted from disposing of such securities.

The lack of liquidity in our investments may adversely affect our business.

We invest, and will continue to invest, in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. In fact, all of our assets may be invested in illiquid securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected yield on the investment.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in first and second lien debt issued by small and mid-sized companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payments of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

The disposition of our investments may result in contingent liabilities.

Most of our investments will involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we have structured some of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make to portfolio companies will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken with respect to the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

We generally will not control our portfolio companies.

We do not, and do not expect to, control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as a debt investor. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

We may not realize gains from our equity investments.

Certain investments that we have made in the past and may make in the future include warrants or other equity securities. In addition, we have made in the past and may make in the future direct equity investments in companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these puts rights for the consideration provided in our investment documents if the issuer is in financial distress.

We are subject to certain risks associated with foreign investments.

We may make investments in foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in foreign exchange rates, exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Our success will depend, in part, on our ability to anticipate and effectively manage these and other risks. We cannot assure you that these and other factors will not have a material adverse effect on our business as a whole.

Risks Relating to an Offering of Our Common Stock

Shares of closed-end investment companies, including business development companies, may trade at a discount to their net asset value.

Shares of closed-end investment companies, including business development companies, may trade at a discount from net asset value. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms within an attractive timeframe.

Delays in investing the net proceeds raised in an offering may cause our performance to be worse than that of other fully invested business development companies or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of any offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

We anticipate that, depending on market conditions, it may take us a substantial period of time to invest substantially all of the net proceeds of any offering in securities meeting our investment objective. During this period, we will invest the net proceeds of an offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay during this period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of an offering are invested in securities meeting our investment objective, the market price for our common stock may decline. Thus, the initial return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

Investing in our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies involve higher levels of risk, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	inability to obtain any exemptive relief that may be required by us from the SEC;

•	changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to RICs, business development companies and SBICs;

•	loss of our BDC or RIC status or our SBIC subsidiary’s status as an SBIC;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of our investment adviser’s key personnel; and

•	general economic trends and other external factors.

Certain provisions of our restated certificate of incorporation and amended and restated bylaws as well as the Delaware General Corporation Law could deter takeover attempts and have an adverse impact on the price of our common stock.

Our restated certificate of incorporation and our amended and restated bylaws as well as the Delaware General Corporation Law contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus and any accompanying prospectus supplement constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement may include statements as to:

•	our future operating results and dividend projections;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus, and any accompanying prospectus supplement, involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus and any accompanying prospectus supplement. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

•	future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in our operating areas, particularly with respect to business development companies, RICs and SBICs.

We have based the forward-looking statements included in this prospectus and will base the forward-looking statements included in any accompanying prospectus supplement on information available to us on the date of this prospectus and any accompanying prospectus supplement, as appropriate, and we assume no obligation to update any such forward-looking statements, except as required by law. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933 and the forward looking statements contained in our periodic reports are excluded from the safe-harbor protection provided by Section 21E of the Securities Exchange Act of 1934, or the “Exchange Act.”

USE OF PROCEEDS

We intend to use substantially all of the net proceeds from selling our common stock to make investments in small and mid-sized companies in accordance with our investment objective and strategies described in this prospectus or any prospectus supplement, pay our operating expenses and dividends to our stockholders and for general corporate purposes. We may also use a portion of the net proceeds to reduce any of our outstanding borrowings. Pending such use, we will invest the net proceeds primarily in high quality, short-term debt securities consistent with our business development company election and our election to be taxed as a RIC. See “Regulation — Business Development Company Regulations — Temporary Investments.” Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in interest-bearing deposits or other short-term instruments. See “Risk Factors — Risks Relating to an Offering of our Common Stock — We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms within an attractive timeframe” for additional information regarding this matter. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such an offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the New York Stock Exchange under the symbol “FSC.” The following table sets forth, for each fiscal quarter since our initial public offering, the range of high and low sales prices of our common stock as reported on the New York Stock Exchange, the sales price as a percentage of our net asset value (NAV) and the dividends declared by us for each fiscal quarter.

				Percentage of	Percentage of	Cash
		Price Range		High Sales	Low Sales	Dividend
	NAV(1)	High	Low	Price to NAV(2)	Price to NAV(2)	per Share(3)

Year ended September 30, 2008
Third Quarter (from June 12, 2008)(4)	$13.20	$13.32	$10.10	101%	77%	$0.30
Fourth Quarter	$13.02	$11.48	$7.56	88%	58%	$0.31
Year ended September 30, 2009
First Quarter	$11.86	$10.24	$5.02	86%	42%	$0.32
Second Quarter	$11.94	$8.48	$5.80	71%	49%	$0.38 (5)
Third Quarter	$11.95	$10.92	$7.24	91%	61%	$0.25
Fourth Quarter	$10.84	$11.36	$9.02	105%	83%	$0.25
Year ended September 30, 2010
First Quarter	$10.82	$10.99	$9.35	102%	86%	$0.27
Second Quarter	$10.70	$12.13	$10.45	113%	98%	$0.30
Third Quarter (through June 3, 2010)	*	$13.53	$10.49	*	*	$0.32

*	Not determinable at the time of filing.

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)	Calculated as the respective high or low sales price divided by net asset value.

(3)	Represents the dividend declared in the specified quarter. We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. See “Dividend Reinvestment Plan.”

(4)	Our stock began trading on the New York Stock Exchange on June 12, 2008.

(5)	Includes a special dividend of $0.05 declared on December 18, 2008 with a record date of December 30, 2008 and a payment date of January 29, 2009.

The last reported price for our common stock on June 3, 2010 was $11.87 per share. As of May 15, 2010, we had 14 stockholders of record, which did not include stockholders for whom shares are held in nominee or street name.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibilities that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether the common stock offered hereby will trade at, above, or below net asset value. Since our initial public offering in June 2008, our shares of common stock have at times traded at prices significantly less than our net asset value.

Our dividends, if any, are determined by our Board of Directors. We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. As long as we qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

To maintain RIC tax treatment, we must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. Please refer to “Material U.S. Federal Income Tax Considerations” for further information regarding the consequences of our retention of net capital gains. We may, in the future, make actual distributions to our stockholders of our net capital gains. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we make a cash distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus.

Overview

We are a specialty finance company that lends to and invests in small and mid-sized companies in connection with investments by private equity sponsors. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments.

We were formed as a Delaware limited partnership (Fifth Street Mezzanine Partners III, L.P.) on February 15, 2007. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp. At the time of the merger, all outstanding partnership interests in Fifth Street Mezzanine Partners III, L.P. were exchanged for 12,480,972 shares of common stock in Fifth Street Finance Corp.

Our consolidated financial statements prior to January 2, 2008 reflect our operations as a Delaware limited partnership (Fifth Street Mezzanine Partners III, L.P.) prior to our merger with and into a corporation (Fifth Street Finance Corp.).

On June 17, 2008, we completed an initial public offering of 10,000,000 shares of our common stock at the offering price of $14.12 per share. Our shares are currently listed on the New York Stock Exchange under the symbol “FSC.”

On July 21, 2009, we completed a follow-on public offering of 9,487,500 shares of our common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $9.25 per share.

On September 25, 2009, we completed a follow-on public offering of 5,520,000 shares of our common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $10.50 per share.

On January 27, 2010, we completed a follow-on public offering of 7,000,000 shares of our common stock, which did not include the underwriters’ exercise of their over-allotment option, at the offering price of $11.20 per share. On February 25, 2010, we sold 300,500 shares of our common stock at the offering price of $11.20 per share upon the underwriters’ exercise of their over-allotment option in connection with this offering.

Current Market Conditions

Since mid-2007, the financial services sector has been negatively impacted by significant write-offs related to sub-prime mortgages and the re-pricing of credit risk. Global debt and equity markets have suffered substantial stress, volatility, illiquidity and disruption, with sub-prime mortgage-related issues being the most significant contributing factor. These forces reached unprecedented levels by the fall of 2008, resulting in the insolvency or acquisition of, or government assistance to, several major domestic and international financial institutions. While the severe stress in the financial markets appears to have abated to a certain extent, these past events have significantly diminished overall confidence in the debt and equity markets and continue to cause economic uncertainty. In particular, the disruptions in the financial markets increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the financial markets. This widening of spreads made it more difficult for lower middle market companies to access capital as traditional senior lenders became more selective, equity sponsors delayed transactions for better earnings visibility, and sellers hesitated to accept lower purchase multiples. While the market for corporate debt has improved of late, credit spreads have tightened and borrowing rates have trended lower, reduced confidence and economic uncertainty could further exacerbate overall market disruptions and risks to businesses in need of capital.

Despite the economic uncertainty, our deal pipeline remains robust, with high quality transactions backed by private equity sponsors in small to mid-sized companies. As always, we remain cautious in selecting new investment opportunities, and will only deploy capital in deals which are consistent with our disciplined philosophy of pursuing superior risk-adjusted returns.

As evidenced by our recent investment activities, we expect to grow the business in part by increasing the average investment size when and where appropriate. At the same time, we expect to focus more on first lien transactions. We also expect to invest in more floating rate facilities, with rate floors, to protect against interest rate decreases.

Although we believe that we currently have sufficient capital available to fund investments, a prolonged period of market disruptions may cause us to reduce the volume of loans we originate and/or fund, which could have an adverse effect on our business, financial condition, and results of operations. Furthermore, because our common stock has at times traded at a price below our current net asset value per share and we are not generally able under the 1940 Act to sell our common stock at a price below net asset value per share, we may be limited in our ability to raise equity capital.

Critical Accounting Policies

FASB Accounting Standards Codification

The issuance of FASB Accounting Standards Codificationtm, or the Codification, on July 1, 2009 (effective for interim or annual reporting periods ending after September 15, 2009), changes the way that U.S. generally accepted accounting principles, or GAAP, are referenced. Beginning on that date, the Codification officially became the single source of authoritative nongovernmental GAAP; however, SEC registrants must also consider rules, regulations, and interpretive guidance issued by the SEC or its staff. The switch affects the way companies refer to U.S. GAAP in financial statements and in their accounting policies. All existing standards that were used to create the Codification were superseded by the Codification. Instead, references to standards will consist solely of the number used in the Codification’s structural organization.

Consistent with the effective date of the Codification, financial statements for periods ending after September 15, 2009, refer to the Codification structure, not pre-Codification historical GAAP.

Basis of Presentation

Effective January 2, 2008, Fifth Street Mezzanine Partners III, L.P., or the Partnership, a Delaware limited partnership organized on February 15, 2007, merged with and into Fifth Street Finance Corp. The merger involved the exchange of shares between companies under common control. In accordance with the guidance on exchanges of shares between entities under common control, our results of operations and cash flows for the fiscal year ended September 30, 2008 are presented as if the merger had occurred as of October 1, 2007. Accordingly, no adjustments were made to the carrying value of assets and liabilities (or the cost basis of investments) as a result of the merger. Prior to January 2, 2008, references to Fifth Street are to the Partnership. After January 2, 2008, references to Fifth Street, FSC, “we” or “our” are to Fifth Street Finance Corp., unless the context otherwise requires. Fifth Street’s financial results for the fiscal year ended September 30, 2007 refer to the Partnership.

The preparation of financial statements in accordance with GAAP requires management to make certain estimates and assumptions affecting amounts reported in the consolidated financial statements. We have identified investment valuation and revenue recognition as our most critical accounting estimates. We continuously evaluate our estimates, including those related to the matters described below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Investment Valuation

We are required to report our investments that are not publicly traded or for which current market values are not readily available at fair value. The fair value is deemed to be the value at which an enterprise could be sold in a transaction between two willing parties other than through a forced or liquidation sale.

Under ASC 820, which we adopted effective October 1, 2008, we perform detailed valuations of our debt and equity investments on an individual basis, using market based, income based, and bond yield approaches as appropriate.

Under the market approach, we estimate the enterprise value of the portfolio companies in which we invest. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, we analyze various factors, including the portfolio company’s historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), cash flows, net income, revenues, or in limited cases, book value. We generally require portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Under the income approach, we generally prepare and analyze discounted cash flow models based on our projections of the future free cash flows of the business. Under the bond yield approach, we use bond yield models to determine the present value of the future cash flow streams of our debt investments. We review various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assess the information in the valuation process.

We also may, when conditions warrant, utilize an expected recovery model, whereby we use alternate procedures to determine value when the customary approaches are deemed to be not as relevant or reliable.

Our Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of our investments:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the deal team within our investment adviser responsible for the portfolio investment;

•	Preliminary valuations are then reviewed and discussed with the principals of our investment adviser;

•	Separately, an independent valuation firm engaged by the Board of Directors prepares preliminary valuations on a selected basis and submits a report to us;

•	The deal team compares and contrasts its preliminary valuations to the report of the independent valuation firm and resolves any differences;

•	The deal team prepares a final valuation report for the Valuation Committee of our Board of Directors;

•	The Valuation Committee of our Board of Directors reviews the preliminary valuations, and the deal team responds and supplements the preliminary valuations to reflect any comments provided by the Valuation Committee;

•	The Valuation Committee of our Board of Directors makes a recommendation to the Board of Directors; and

•	The Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith.

The fair value of all of our investments at March 31, 2010 and September 30, 2009 was determined by our Board of Directors. Our Board of Directors is solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and our consistently applied valuation process.

Our Board of Directors has engaged an independent valuation firm to provide us with valuation assistance. Upon completion of its process each quarter, the independent valuation firm provides us with a written report regarding the preliminary valuations of selected portfolio securities as of the close of such quarter. We will continue to engage an independent valuation firm to provide us with assistance regarding our determination of the fair value of selected portfolio securities each quarter; however, our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith.

An independent valuation firm, Murray, Devine & Co., Inc., provided us with assistance in our determination of the fair value of 91.9% of our portfolio for the quarter ended December 31, 2007, 92.1% of our portfolio for the quarter ended March 31, 2008, 91.7% of our portfolio for the quarter ended June 30, 2008, 92.8% of our portfolio for the quarter ended September 30, 2008, 100% of our portfolio for the quarter ended December 31, 2008, 88.7% of our portfolio for the quarter ended March 31, 2009 (or 96% of our portfolio excluding our investment in IZI Medical Products, Inc., which closed on March 31, 2009 and therefore was not part of the independent valuation process), 92.1% of our portfolio for the quarter ended June 30, 2009, 28.1% of our portfolio for the quarter ended September 30, 2009, 17.2% of our portfolio for the quarter ended December 31, 2009 (or 24.8% of our portfolio excluding the four investments that closed in late December and therefore were not part of the independent valuation process), and 26.9% of our portfolio for the quarter ended March 31, 2010.

Our $50 million credit facility with Bank of Montreal was terminated effective September 16, 2009. The facility required independent valuations for at least 90% of the portfolio on a quarterly basis. With the termination of this facility, this requirement is no longer applicable to us. However, we still intend to have a portion of the portfolio valued by an independent third party on a quarterly basis, with a substantial portion being valued on an annual basis.

As of March 31, 2010 and September 30, 2009, approximately 93.9% and 72.0%, respectively, of our total assets represented investments in portfolio companies valued at fair value.

Revenue Recognition

Interest and Distribution Income

Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. We stop accruing interest on investments when it is determined that interest is no longer collectible. Distributions from portfolio companies are recorded as distribution income when the distribution is received.

Fee Income

We receive a variety of fees in the ordinary course of business. Certain fees, such as origination fees, are capitalized and amortized in accordance with ASC 310-20 Nonrefundable Fees and Other Costs. In accordance with ASC 820, the net unearned fee income balance is netted against the cost and fair value of the respective investments. Other fees, such as servicing fees, are classified as fee income and recognized as they are earned on a monthly basis.

As of March 31, 2010, we were entitled to receive approximately $7.9 million in aggregate exit fees across 12 portfolio investments upon the future exit of those investments. These fees will typically be paid to us upon the sooner to occur of (i) a sale of the borrower or substantially all of the assets of the borrower, (ii) the maturity date of the loan, or (iii) the date when full prepayment of the loan occurs. Exit fees, which are contractually payable by borrowers to us, previously were to be recognized by us on a cash basis when received and not accrued or otherwise included in net investment income until received. None of the loans with exit fees, all of which were originated in 2008 and 2009, have been exited and, as a result, no exit fees were recognized. Beginning with the quarter ended December 31, 2009, we recognize income pertaining to contractual exit fees on an accrual basis and add exit fee income to the principal balance of the related loan to the extent we determine that collection of the exit fee income is probable. Additionally, we include the cash flows of contractual exit fees that we determine are probable of collection in determining the fair value of our loans. We believe the effect of this cumulative adjustment in the quarter ended December 31, 2009 was not material to our financial statements as of any date or for any period.

Our decision to accrue exit fees and the amount of each accrual involves subjective judgments and determinations by us based on the risks and uncertainties associated with our ability to ultimately collect exit fees relating to each individual loan, including the actions of the senior note holders to block the payment of the exit fees, our relationship with the equity sponsor, the potential modification and extension of a loan, and consideration of situations where exit fees have been added after the initial investment as a remedy for a covenant violation.

Payment-in-Kind (PIK) Interest

Our loans typically contain a contractual PIK interest provision. The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We generally cease accruing

PIK interest if there is insufficient value to support the accrual or if we do not expect the portfolio company to be able to pay all principal and interest due. Our decision to cease accruing PIK interest involves subjective judgments and determinations based on available information about a particular portfolio company, including whether the portfolio company is current with respect to its payment of principal and interest on its loans and debt securities; monthly and quarterly financial statements and financial projections for the portfolio company; our assessment of the portfolio company’s business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan; information obtained by us in connection with periodic formal update interviews with the portfolio company’s management and, if appropriate, the private equity sponsor; and information about the general economic and market conditions in which the portfolio company operates. Based on this and other information, we determine whether to cease accruing PIK interest on a loan or debt security. Our determination to cease accruing PIK interest on a loan or debt security is generally made well before our full write-down of such loan or debt security. In addition, if it is subsequently determined that we will not be able to collect any previously accrued PIK interest, the fair value of our loans or debt securities would decline by the amount of such previously accrued, but uncollectible, PIK interest.

To maintain our status as a RIC, PIK income must be paid out to our stockholders in the form of dividends even though we have not yet collected the cash and may never collect the cash relating to the PIK interest. Accumulated PIK interest was approximately $14.5 million and represented 3% of the fair value of our portfolio of investments as of March 31, 2010 and approximately $12.1 million or 4% as of September 30, 2009. The net increase in loan balances as a result of contracted PIK arrangements are separately identified in our Consolidated Statements of Cash Flows.

Portfolio Composition

Our investments principally consist of loans, purchased equity investments and equity grants in privately-held companies. Our loans are typically secured by either a first or second lien on the assets of the portfolio company, generally have terms of up to six years (but an expected average life of between three and four years) and typically bear interest at fixed rates and, to a lesser extent, at floating rates. We are currently focusing our new debt origination efforts on first lien loans.

A summary of the composition of our investment portfolio at cost and fair value as a percentage of total investments is shown in the following tables:

	March 31,	September 30,
	2010	2009

Cost:
First lien debt	67.50%	46.82%
Second lien debt	30.77	50.08
Purchased equity	0.65	1.27
Equity grants	1.06	1.83
Limited partnership interests	0.02	0.00

Total	100.00%	100.00%

	March 31,	September 30,
	2010	2009

Fair value:
First lien debt	68.94%	47.40%
Second lien debt	29.93	51.37
Purchased equity	0.06	0.17
Equity grants	1.04	1.06
Limited partnership interests	0.03	0.00

Total	100.00%	100.00%

The industry composition of our portfolio at cost and fair value were as follows:

	March 31,	September 30,
	2010	2009

Cost:
Healthcare services	12.38%	15.53%
Healthcare equipment	9.35	0.00
Healthcare technology	7.60	11.37
Home improvement retail	6.57	0.00
Education services	6.18	0.00
Fertilizers & agricultural chemicals	5.49	0.00
Footwear and apparel	4.72	6.85
Food retail	4.05	0.00
Construction and engineering	4.03	5.89
Emulsions manufacturing	3.58	3.59
Trailer leasing services	3.51	5.21
Restaurants	3.40	6.20
Manufacturing — mechanical products	3.13	4.71
Data processing and outsourced services	2.73	4.12
Merchandise display	2.71	3.98
Home furnishing retail	2.65	3.93
Housewares & specialties	2.48	3.68
Media — Advertising	2.31	4.10
Air freight and logistics	2.26	3.29
Capital goods	2.08	3.05
Food distributors	1.86	2.73
Environmental & facilities services	1.83	2.73
Building products	1.80	2.14
Entertainment — theaters	1.64	2.32
Leisure facilities	1.44	2.20
Household products/ specialty chemicals	0.21	2.38
Multi-sector holdings	0.01	0.00

Total	100.00%	100.00%

	March 31,	September 30,
	2010	2009

Fair value:
Healthcare services	13.46%	17.21%
Healthcare equipment	9.91	0.00
Healthcare technology	7.94	12.27
Home improvement retail	6.93	0.00
Education services	6.52	0.00
Fertilizers & agricultural chemicals	5.80	0.00
Footwear and apparel	4.93	7.37
Food retail	4.27	0.00
Emulsions manufacturing	3.84	4.05
Construction and engineering	3.65	5.96
Manufacturing — mechanical products	3.22	5.03
Restaurants	3.16	5.94
Data processing and outsourced services	2.83	4.44
Merchandise display	2.81	4.36
Air freight and logistics	2.41	3.60
Media — Advertising	2.39	4.37
Home furnishing retail	2.12	3.45
Capital goods	2.09	3.26
Food distributors	1.93	3.00
Housewares & specialties	1.77	1.90
Entertainment — theaters	1.76	2.52
Trailer leasing services	1.75	3.29
Building products	1.62	2.06
Leisure facilities	1.54	2.38
Environmental & facilities services	1.12	2.04
Household products/ specialty chemicals	0.22	1.50
Multi-sector holdings	0.01	0.00

Total	100.00%	100.00%

Portfolio Asset Quality

We employ a grading system to assess and monitor the credit risk of our loan portfolio. We rate all loans on a scale from 1 to 5. The system is intended to reflect the performance of the borrower’s business, the collateral coverage of the loan, and other factors considered relevant to making a credit judgment.

•	Investment Rating 1 is used for investments that are performing above expectations and/or a capital gain is expected.

•	Investment Rating 2 is used for investments that are performing substantially within our expectations, and whose risks remain neutral or favorable compared to the potential risk at the time of the original investment. All new loans are initially rated 2.

•	Investment Rating 3 is used for investments that are performing below our expectations and that require closer monitoring, but where we expect no loss of investment return (interest and/or dividends) or principal. Companies with a rating of 3 may be out of compliance with financial covenants.

•	Investment Rating 4 is used for investments that are performing below our expectations and for which risk has increased materially since the original investment. We expect some loss of investment return, but no loss of principal.

•	Investment Rating 5 is used for investments that are performing substantially below our expectations and whose risks have increased substantially since the original investment. Investments with a rating of 5 are those for which some loss of principal is expected.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value, as of March 31, 2010 and September 30, 2009:

	March 31, 2010				September 30, 2009
		Percentage of	Leverage			Percentage of	Leverage
	Fair Value	Total Portfolio	Ratio(1)		Fair Value	Total Portfolio	Ratio(1)

1	$69,063,489	14.99%	3.19		$22,913,497	7.65%	1.70
2	368,161,388	79.88	4.29		248,506,393	82.94	4.34
3	7,403,679	1.61	12.53		6,122,236	2.04	10.04
4	—	0.00	—		16,377,904	5.47	8.31
5	16,236,840	3.52	NM	(2)	5,691,107	1.90	NM	(2)

Total	$460,865,396	100.00%	4.25		$299,611,137	100.00%	4.42

(1)	Represents the average of the debt-to-equity ratio for each of the portfolio companies within the particular 1 to 5 investment rating scale. The debt-to-equity ratio is calculated by dividing total debt of the portfolio company by total equity of the portfolio company. The higher the debt-to-equity ratio, the more debt a company is using to operate its business and the more difficulty the company may have paying interest and principal on its outstanding indebtedness if future debt or equity financing is not available.

(2)	Due to operating performance this ratio is not measurable and, as a result, is excluded from the total portfolio calculation.

As a result of current economic conditions and their impact on certain of our portfolio companies, we have agreed to modify the payment terms of our investments in nine of our portfolio companies as of March 31, 2010. Such modified terms include increased PIK interest provisions and reduced cash interest rates. These modifications, and any future modifications to our loan agreements as a result of the current economic conditions or otherwise, may limit the amount of interest income that we recognize from the modified investments, which may, in turn, limit our ability to make distributions to our stockholders.

Loans and Debt Securities on Non-Accrual Status

Two investments did not pay all of their scheduled monthly cash interest payments for the three months ended March 31, 2010. As of March 31, 2010, we had stopped accruing PIK interest and original issue discount (“OID”) on four investments, including the two investments that had not paid all of their scheduled monthly cash interest payments. As of March 31, 2009, we had stopped accruing PIK interest and OID on four investments, including two investments that had not paid all of their scheduled monthly cash interest payments.

Income non-accrual amounts for the three and six months ended March 31, 2010 and March 31, 2009 were as follows:

	Three Months Ended	Three Months Ended	Six Months Ended	Six Months Ended
	March 31, 2010	March 31, 2009	March 31, 2010	March 31, 2009

Cash interest income	$1,311,024	$632,071	$2,445,588	$902,578
PIK interest income	451,313	249,035	920,196	453,436
OID income	103,911	97,350	207,822	194,700

Total	$1,866,248	$978,456	$3,573,606	$1,550,714

Discussion and Analysis of Results and Operations

Results of Operations

The principal measure of our financial performance is the net income (loss) which includes net investment income (loss), net realized gain (loss) and net unrealized appreciation (depreciation). Net investment income is the difference between our income from interest, dividends, fees, and other investment income and total expenses. Net realized gain (loss) on investments is the difference between the proceeds received from dispositions of portfolio investments and their stated costs. Net unrealized appreciation (depreciation) on investments is the net change in the fair value of our investment portfolio.

Comparison of the three and six months ended March 31, 2010 and March 31, 2009

Total Investment Income

Total investment income includes interest and dividend income on our investments, fee income and other investment income. Fee income consists principally of loan and arrangement fees, annual administrative fees, unused fees, prepayment fees, amendment fees, equity structuring fees, exit fees and waiver fees. Other investment income consists primarily of dividend income received from certain of our equity investments and interest on cash and cash equivalents on deposit with financial institutions.

Total investment income for the three months ended March 31, 2010 and March 31, 2009 was approximately $17.9 million and $11.9 million, respectively. For the three months ended March 31, 2010, this amount primarily consisted of approximately $16.4 million of interest income from portfolio investments (which included approximately $2.3 million of PIK interest), and $1.5 million of fee income. For the three months ended March 31, 2010, fee income included approximately $23,000 of income from accrued exit fees. For the three months ended March 31, 2009, total investment income primarily consisted of approximately $11.2 million of interest income from portfolio investments (which included approximately $1.9 million of PIK interest), and $0.7 million of fee income. No exit fee income was recognized during the three months ended March 31, 2009.

Total investment income for the six months ended March 31, 2010 and March 31, 2009 was approximately $31.1 million and $24.5 million, respectively. For the six months ended March 31, 2010, this amount primarily consisted of approximately $28.5 million of interest income from portfolio investments (which included approximately $4.3 million of PIK interest), $2.4 million of fee income and $0.2 million of interest income from cash and cash equivalents. For the six months ended March 31, 2010, fee income included approximately $50,000 of income from accrued exit fees. For the six months ended March 31, 2009, total investment income primarily consisted of approximately $22.6 million of interest income from portfolio investments (which included approximately $3.7 million of PIK interest), $1.8 million of fee income and $0.1 million of interest income from cash and cash equivalents. No exit fee income was recognized during the six months ended March 31, 2009.

The increase in our total investment income for the three and six months ended March 31, 2010 as compared to the three and six months ended March 31, 2009 was primarily attributable to higher average levels of outstanding debt investments, which was principally due to an increase of eight investments in our portfolio in the year-over-year period, partially offset by scheduled amortization repayments received and other debt payoffs during the same period.

Expenses

Expenses for the three months ended March 31, 2010 and March 31, 2009 were approximately $6.7 million and $4.4 million, respectively. Expenses increased for the three months ended March 31, 2010 as compared to the three months ended March 31, 2009 by approximately $2.3 million, primarily as a result of increases in the base management fee, the incentive fee, interest expense and other general and administrative expenses.

Expenses (net of the waived portion of the base management fee) for the six months ended March 31, 2010 and March 31, 2009 were approximately $11.5 million and $8.8 million, respectively. Expenses increased for the three months ended March 31, 2010 as compared to the three months ended March 31, 2009 by approximately $2.7 million, primarily as a result of increases in the base management fee, the incentive fee, interest expense and other general and administrative expenses.

The increase in the base management fee resulted from an increase in our total assets net of cash and cash equivalents, as reflected in the growth of the investment portfolio offset partially by our investment adviser’s unilateral decision to waive approximately $727,000 of the base management fee during the six months ended March 31, 2010. Incentive fees were implemented effective January 2, 2008 when Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp., and reflect the growth of our net investment income before such fees.

Net Investment Income

As a result of the $6.0 million increase in total investment income as compared to the $2.3 million increase in total expenses, net investment income for the three months ended March 31, 2010 reflected a $3.7 million, or 49.7%, increase compared to the three months ended March 31, 2009.

As a result of the $6.6 million increase in total investment income as compared to the $2.7 million increase in total expenses, net investment income for the six months ended March 31, 2010 reflected a $3.9 million, or 24.6%, increase compared to the six months ended March 31, 2009.

Realized Gain (Loss) on Sale of Investments

Net realized gain (loss) on the sale of investments is the difference between the proceeds received from dispositions of portfolio investments and their stated costs. During the six months ended March 31, 2010, we recorded a realized loss in the amount of $2.9 million in connection with the sale of a portion of our interest in CPAC, Inc., and received a cash payment in the amount of $0.1 million representing a payment in full of all amounts due in connection with the cancellation of our loan agreement with American Hardwoods Industries, LLC. We recorded a $0.1 million reduction to the previously recorded $10.4 million realized loss on the investment in American Hardwoods. During the six months ended March 31, 2009, we recorded $12.4 million of realized losses on two of our portfolio company investments in connection with the determination that such investments were permanently impaired based on, among other things, analysis of changes in each portfolio company’s business operations and prospects.

Net Change in Unrealized Appreciation or Depreciation on Investments

Net unrealized appreciation or depreciation on investments is the net change in the fair value of our investment portfolio during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

During the three months ended March 31, 2010, we recorded net unrealized appreciation of $1.2 million. This consisted of $3.3 million of reclassification to realized losses relating to the sale of CPAC, Inc. described above and $1.1 million of net unrealized appreciation on equity investments, partially offset by $3.2 million of net unrealized depreciation on debt investments. During the three months ended March 31, 2009, we recorded net unrealized appreciation of $7.7 million. This consisted of $12.4 million of reclassification to realized losses relating to the impairments described above, partially offset by $4.4 million of net unrealized depreciation on debt investments and $0.3 million of net unrealized depreciation on equity investments.

During the six months ended March 31, 2010, we recorded net unrealized appreciation of $2.2 million. This consisted of $3.3 million of reclassification to realized losses relating to the sale of CPAC, Inc. described above and $0.9 million of net unrealized appreciation on equity investments, partially offset by $2.0 million of net unrealized depreciation on debt investments. During the six months ended March 31, 2009, we recorded net unrealized depreciation of $10.7 million. This consisted of $21.0 million of net unrealized depreciation on debt investments and $2.1 million of net unrealized depreciation on equity investments, partially offset by $12.4 million of reclassification to realized losses relating to the impairments described above.

Comparison of years ended September 30, 2009 and September 30, 2008

Total Investment Income

Total investment income includes interest and dividend income on our investments, fee income and other investment income. Fee income consists principally of loan and arrangement fees, annual administrative fees, unused fees, prepayment fees, amendment fees, equity structuring fees and waiver fees. Other investment income consists primarily of the accelerated recognition of deferred financing fees received from our portfolio companies on the repayment of the outstanding investment, the sale of the investment or reduction of available credit, and interest on cash and cash equivalents on deposit with financial institutions.

Total investment income for the years ended September 30, 2009 and September 30, 2008 was approximately $49.8 million and $33.2 million, respectively. For the year ended September 30, 2009, this amount primarily consisted of approximately $46.0 million of interest income from portfolio investments (which included approximately $7.4 million of payment-in-kind or PIK interest), and $3.5 million of fee income. For the year ended September 30, 2008, this amount primarily consisted of approximately $30.5 million of interest income from portfolio investments (which included approximately $4.9 million of PIK interest), and $1.8 million of fee income.

The increase in our total investment income for the year ended September 30, 2009 as compared to the year ended September 30, 2008 was primarily attributable to higher average levels of outstanding debt investments, which was principally due to an increase of two debt investments in our portfolio in the year-over-year period, partially offset by debt repayments received during the same period.

Expenses

Expenses (net of the waived portion of the base management fee) for the years ended September 30, 2009 and September 30, 2008 were approximately $18.4 million and $13.1 million, respectively. Expenses increased for the year ended September 30, 2009 as compared to the year ended September 30, 2008 by approximately $5.3 million, primarily as a result of increases in base management fee, incentive fees and other general and administrative expenses.

The increase in base management fee resulted from an increase in our total assets as reflected in the growth of the investment portfolio offset partially by our investment adviser’s unilateral decision to waive approximately $172,000 of the base management fee for the year ended September 30, 2009. Incentive fees were implemented effective January 2, 2008 when Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp., and reflect the growth of our net investment income before such fees.

Net Investment Income

As a result of the $16.6 million increase in total investment income as compared to the $5.3 million increase in total expenses, net investment income for the year ended September 30, 2009 reflected an $11.3 million, or 55.7%, increase compared to the year ended September 30, 2008.

Realized Gain (Loss) on Sale of Investments

Net realized gain (loss) on the sale of investments is the difference between the proceeds received from dispositions of portfolio investments and their stated costs. During the year ended September 30, 2009, we exited our investment in American Hardwoods Industries, LLC and recorded a realized loss of $10.4 million, and recorded a $4.0 million realized loss on our investment in CPAC, Inc. in connection with our determination that the investment was permanently impaired based on, among other things, our analysis of changes in the portfolio company’s business operations and prospects. During the year ended September 30, 2008, we sold our equity investment in Filet of Chicken and realized a gain of approximately $62,000.

Net Change in Unrealized Appreciation or Depreciation on Investments

Net unrealized appreciation or depreciation on investments is the net change in the fair value of our investment portfolio during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. During the year ended September 30, 2009, we recorded net unrealized depreciation of $10.8 million. This consisted of $14.3 million of reclassifications to realized losses, offset by $23.1 million of net unrealized depreciation on debt investments and $2.0 million of net unrealized depreciation on equity investments. During the year ended September 30, 2008, we recorded net unrealized depreciation of $16.9 million. This consisted of $12.1 million of net unrealized depreciation on debt investments and $4.8 million of net unrealized depreciation on equity investments.

Comparison of year ended September 30, 2008 and the period February 15, 2007 (inception) through September 30, 2007

Total Investment Income

Total investment income for the year ended September 30, 2008 and the period February 15, 2007 (inception) through September 30, 2007 was approximately $33.2 million and $4.3 million, respectively. For the year ended September 30, 2008, this amount primarily consisted of approximately $30.5 million of interest income from portfolio investments (which included approximately $4.9 million of payment-in-kind or PIK interest), and $1.8 million of fee income. For the period ended September 30, 2007, this amount primarily consisted of approximately $4.1 million of interest income from portfolio investments (which included approximately $0.6 million of PIK interest), and $0.2 million of fee income.

The increase in our total investment income for the year ended September 30, 2008 as compared to the period ended September 30, 2007 was primarily attributable to higher average levels of outstanding debt investments, which was principally due to fourteen new debt investments in our portfolio in the year-over-year period, partially offset by debt repayments received during the same period.

Expenses

Expenses for the year ended September 30, 2008 and the period February 15, 2007 (inception) through September 30, 2007 were approximately $13.1 million and $3.3 million, respectively. Expenses increased for the year ended September 30, 2008 as compared to the period ended September 30, 2007 by approximately $9.8 million, primarily as a result of increases in base management fee, incentive fees, professional fees and other general and administrative expenses.

The increase in base management fee resulted from an increase in our total assets as reflected in the growth of the investment portfolio. Incentive fees were implemented effective January 2, 2008 when Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp., and reflect the growth of our net investment income before such fees.

Net Investment Income

As a result of the $28.9 million increase in total investment income as compared to the $9.8 million increase in total expenses, net investment income for the year ended September 30, 2008 reflected a $19.1 million, or 2000%, increase compared to the period ended September 30, 2007.

Realized Gain (Loss) on Sale of Investments

During the year ended September 30, 2008 we sold our equity investment in Filet of Chicken and realized a gain of approximately $62,000. During the period ended September 30, 2007 we had no realized gains or losses.

Net Change in Unrealized Appreciation or Depreciation on Investments

During the year ended September 30, 2008, we recorded net unrealized depreciation of $16.9 million. This consisted of $12.1 million of net unrealized depreciation on debt investments and $4.8 million of net unrealized depreciation on equity investments. During the period ended September 30, 2007, we recorded net unrealized depreciation on equity investments of $0.1 million.

Financial Condition, Liquidity and Capital Resources

Cash Flows

We have a number of alternatives available to fund the growth of our investment portfolio and our operations, including, but not limited to, raising equity, increasing debt, or funding from operational cash flow. Additionally, we may reduce investment size by syndicating a portion of any given transaction.

For the six months ended March 31, 2010, we experienced a net decrease in cash and cash equivalents of $89.7 million. During that period, we used $144.4 million of cash in operating activities, primarily for the funding of $177.4 million of investments, partially offset by $4.2 million of cash proceeds from the sale of investments, $11.3 million of principal payments received and $19.6 million of net investment income. During the same period cash provided by financing activities was $54.7 million, primarily consisting of $78.1 million of proceeds from the issuance of our common stock, partially offset by $22.6 million of cash distributions paid and $0.8 million of offering costs paid. We intend to fund our future distribution obligations through operating cash flow or with funds obtained through future equity offerings or credit facilities, as we deem appropriate.

For the six months ended March 31, 2009, we experienced a net decrease in cash and equivalents of $19.2 million. During that period, we used $25.4 million of cash in operating activities, primarily for the funding of $47.9 million of investments, partially offset by $11.2 million of principal payments received and $15.7 million of net investment income. During the same period cash provided by financing activities was $6.2 million, primarily consisting of $21.0 million of net borrowings from our credit facility, partially offset by $14.1 million of cash distributions paid and $0.5 million paid to repurchase shares of our common stock on the open market.

For the year ended September 30, 2009, we experienced a net increase in cash and cash equivalents of $90.3 million. During that period, we used $19.7 million of cash in operating activities, primarily for the funding of $62.0 million of investments, partially offset by $18.3 million of principal payments received and $31.4 million of net investment income. During the same period cash provided by financing activities was $110.0 million, primarily consisting of $138.6 million of proceeds from issuance of our common stock, partially offset by $27.1 million of cash dividends paid, $1.0 million of offering costs paid and $0.5 million paid to repurchase shares of our common stock on the open market. We intend to fund our future distribution obligations through operating cash flow or with funds obtained through future equity offerings or credit lines, as we deem appropriate.

For the year ended September 30, 2008, we experienced a net increase in cash and equivalents of $5.3 million. During that period, we used $179.4 million of cash in operating activities primarily for the funding of $202.4 million of investments, partially offset by $2.2 million of principal payments received and $20.1 million of net investment income. During the same period cash provided by financing activities was $184.6 million, primarily consisting of $131.3 million of proceeds from issuance of our common stock, partially offset by $8.9 million of cash dividends paid and $1.5 million of offering costs paid.

From inception (February 15, 2007) through September 30, 2007, our cash and equivalents increased by approximately $17.7 million. During that period, our cash flow from operations was minimal at approximately $1.0 million excluding investments in portfolio companies. $89.0 million was invested in portfolio companies financed primarily from capital contributions of approximately $105.7 million from partners.

As of March 31, 2010, we had $23.5 million in cash and cash equivalents, portfolio investments (at fair value) of $460.9 million, $4.6 million of interest and fees receivable, no borrowings outstanding under our credit facility (the “Wells Fargo facility”) with Wells Fargo Bank, National Association, successor to Wachovia Bank, N.A., in the amount of $50 million with an accordion feature, which allows for potential future expansion of the Wells Fargo facility up to $100 million, and unfunded commitments of $35.4 million.

As of September 30, 2009, we had $113.2 million in cash and cash equivalents, portfolio investments (at fair value) of $299.6 million, $2.9 million of interest receivable, no borrowings outstanding and unfunded commitments of $9.8 million.

As of September 30, 2008, we had $22.9 million in cash and cash equivalents, portfolio investments (at fair value) of $273.8 million, $2.4 million of interest receivable, no borrowings outstanding under our secured revolving credit facility and unfunded commitments of $24.7 million.

Significant capital transactions that occurred from October 1, 2008 through March 31, 2010

In October 2008, we repurchased 78,000 shares of our common stock on the open market as part of our share repurchase program following its announcement on October 15, 2008.

On December 9, 2008, our Board of Directors declared a distribution of $0.32 per share of common stock payable to stockholders of record as of December 19, 2008 and a distribution of $0.33 per share of common stock payable to stockholders of record as of December 30, 2008. On December 18, 2008, our Board of Directors declared a special distribution of $0.05 per share of common stock payable to stockholders of record as of December 30, 2008. On December 29, 2008, we paid a cash distribution of $6.4 million and issued 105,326 shares of common stock totaling $0.8 million under the dividend reinvestment plan. On January 29, 2009, we paid a cash distribution of $7.6 million and issued 161,206 shares of common stock totaling $1.0 million under the dividend reinvestment plan.

On December 30, 2008, Bank of Montreal approved a renewal of our $50 million credit facility. The terms included a 50 basis points commitment fee, an interest rate of LIBOR plus 3.25% per annum and a term of 364 days.

On April 14, 2009, our Board of Directors declared a distribution of $0.25 per share of common stock payable to stockholders of record as of May 26, 2009. On June 25, 2009, we paid a cash distribution of $5.6 million and issued 11,776 shares of common stock totaling $0.1 million under the dividend reinvestment plan.

On July 21, 2009, we completed a public offering of 9,487,500 shares of common stock, which included the underwriters’ full exercise of their option to purchase up to 1,237,500 shares of common stock, at a price of $9.25 per share, raising approximately $87.8 million in gross proceeds.

On August 3, 2009, our Board of Directors declared a distribution of $0.25 per share of common stock payable to stockholders of record as of September 8, 2009. On September 25, 2009, we paid a cash distribution of $7.5 million and issued 56,890 shares of common stock totaling $0.6 million under the dividend reinvestment plan.

On September 16, 2009, as a result of our election, the $50 million Bank of Montreal credit facility was terminated.

On September 25, 2009, we completed a public offering of 5,520,000 shares of common stock, which included the underwriters’ full exercise of their option to purchase up to 720,000 shares of common stock, at a price of $10.50 per share, raising approximately $58.0 million in gross proceeds.

On November 12, 2009, our Board of Directors declared a distribution of $0.27 per share of common stock payable to stockholders of record as of December 10, 2009. On December 30, 2009, we paid a cash distribution of $9.7 million and issued 44,420 shares of common stock totaling $0.5 million under the dividend reinvestment plan.

On November 16, 2009, we entered into the Wells Fargo facility in the amount of $50 million with an accordion feature, which allows for potential future expansion of the facility up to $100 million, and bears interest at LIBOR plus 4% per annum. During the six months ended March 31, 2010, we borrowed $38.0 million under the facility. No borrowings remained outstanding at March 31, 2010.

On January 12, 2010, our Board of Directors declared a distribution of $0.30 per share of common stock payable to stockholders of record as of March 3, 2010. On March 30, 2010, we paid a cash distribution of $12.9 million and issued 58,689 shares of common stock totaling $0.7 million under the dividend reinvestment plan.

On January 27, 2010, we completed a public offering of 7,000,000 shares of common stock at a price of $11.20 per share, raising approximately $78.4 million in gross proceeds. On February 25, 2010, we sold 300,500 shares of common stock at a price of $11.20 per share upon the underwriters’ exercise of their over-allotment option in connection with this offering, raising an additional $3.4 million in gross proceeds.

Other Sources of Liquidity

We intend to continue to generate cash primarily from cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less, future borrowings and future offerings of securities. In the future, we may also securitize a portion of our investments in first and second lien senior loans or unsecured debt or other assets. To securitize loans, we would likely create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. We would then sell interests in the subsidiary on a non-recourse basis to purchasers and we would retain all or a portion of the equity in the subsidiary. Our primary use of funds is investments in our targeted asset classes and cash distributions to holders of our common stock.

Although we expect to fund the growth of our investment portfolio through the net proceeds from future equity offerings, including our dividend reinvestment plan, and issuances of senior securities or future borrowings, to the extent permitted by the 1940 Act, our plans to raise capital may not be successful. In this regard, because our common stock has at times traded at a price below our current net asset value per share and we are limited in our ability to sell our common stock at a price below net asset value per share, we may be limited in our ability to raise equity capital.

In addition, we intend to distribute between 90% and 100% of our taxable income to our stockholders in order to satisfy the requirements applicable to RICs under Subchapter M of the Code. See “— Regulated Investment Company Status and Distributions” below. Consequently, we may not have the funds or the ability to fund new investments, to make additional investments in our portfolio companies, to fund our unfunded commitments to portfolio companies or to repay borrowings under our credit facilities. In addition, the illiquidity of our portfolio investments may make it difficult for us to sell these investments when desired and, if we are required to sell these investments, we may realize significantly less than their recorded value.

Also, as a business development company, we generally are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which include all of our borrowings and any outstanding preferred stock, of at least 200%. This requirement limits the amount that we may borrow. As of March 31, 2010, we were in compliance with this requirement. To fund growth in our investment portfolio in the future, we anticipate needing to raise additional capital from various sources, including the equity markets and the securitization or other debt-related markets, which may or may not be available on favorable terms, if at all.

Finally, in light of the conditions in the financial markets and the U.S. economy overall, we, through a wholly-owned subsidiary, sought and obtained a license from the SBA to operate an SBIC.

In this regard, on February 3, 2010, our wholly-owned subsidiary, Fifth Street Mezzanine Partners IV, L.P., received a license, effective February 1, 2010, from the United States Small Business Administration, or SBA, to operate as an SBIC under Section 301(c) of the Small Business Investment Act of 1958. SBICs are designated to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses.

The SBIC license allows our SBIC subsidiary to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

SBA regulations currently limit the amount that our SBIC subsidiary may borrow up to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing. As of March 31, 2010, our SBIC subsidiary had $75 million in regulatory capital. The SBA has issued a capital commitment to our SBIC subsidiary in the amount of $75 million. Our SBIC subsidiary will not be able to access more than half of the commitment until it is examined by the SBA, and we cannot predict the timing for completion of an examination by the SBA.

We applied for exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from our 200% asset coverage test under the 1940 Act. If we receive an exemption for this SBA debt, we would have increased flexibility under the 200% asset coverage test.

Borrowings

On November 16, 2009, Fifth Street Funding, LLC, our wholly-owned bankruptcy remote, special purpose subsidiary, or Funding, and we, entered into a Loan and Servicing Agreement, or the Loan Agreement, with respect to the Wells Fargo facility with Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, as administrative agent, each of the additional institutional and conduit lenders party thereto from time to time, and each of the lender agents party thereto from time to time, in the amount of $50 million with an accordion feature, which allows for potential future expansion of the facility up to $100 million. The Wells Fargo facility is secured by all of the assets of Funding, and all of our equity interest in Funding. The Wells Fargo facility bears interest at LIBOR plus 4% per annum and has a maturity date of November 16, 2012. The Wells Fargo facility may be extended for up to two additional years upon the mutual consent of Wells Fargo Securities, LLC and each of the lender parties thereto. We intend to use the net proceeds of the Wells Fargo facility to fund a portion of our loan origination activities and for general corporate purposes.

In connection with the Wells Fargo facility, we concurrently entered into (i) a Purchase and Sale Agreement with Funding, pursuant to which we will sell to Funding certain loan assets we have originated or acquired, or will originate or acquire and (ii) a Pledge Agreement with Wells Fargo Bank, National Association, pursuant to which we pledged all of our equity interests in Funding as security for the payment of Funding’s obligations under the Loan Agreement and other documents entered into in connection with the Wells Fargo facility.

The Loan Agreement and related agreements governing the Wells Fargo facility required both Funding and us to, among other things (i) make representations and warranties regarding the collateral as well as each of our businesses, (ii) agree to certain indemnification obligations, and (iii) comply with various covenants, servicing procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary requirements for similar credit facilities. The Wells Fargo facility agreements also include usual and customary default provisions such as the failure to make timely payments under the Wells Fargo facility, a change in control of Funding, and the failure by Funding or us to materially perform under the Loan Agreement and related agreements governing the Wells Fargo facility, which, if not complied with, could accelerate repayment under the Wells Fargo facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

Each loan origination under the Wells Fargo facility is subject to the satisfaction of certain conditions. We cannot assure you that Funding will be able to borrow funds under the Wells Fargo facility at any particular time or at all.

Since our inception we have had funds available under the following agreements which we repaid or terminated:

Note Agreements. We received loans of $10 million on March 31, 2007 and $5 million on March 30, 2007 from Bruce E. Toll, a former member of our Board of Directors, on each occasion for the purpose of funding our investments in portfolio companies. These note agreements accrued interest at 12% per annum. On April 3, 2007, we repaid all outstanding borrowings under these note agreements.

Loan Agreements. On January 15, 2008, we entered into a $50 million secured revolving credit facility with the Bank of Montreal, at a rate of LIBOR plus 1.5% per annum, with a one year maturity date. The secured revolving credit facility was secured by our existing investments. On December 30, 2008, Bank of Montreal renewed our $50 million credit facility. The terms included a 50 basis points commitment fee, an interest rate of LIBOR plus 3.25% per annum and a term of 364 days. On September 16, 2009, as a result of our election, this credit facility was terminated.

On April 2, 2007, we entered into a $50 million loan agreement with Wachovia, which was available for funding investments. The borrowings under the loan agreement accrued interest at LIBOR plus 0.75% per annum and had a maturity date in April 2008. In order to obtain such favorable rates, Mr. Toll, a former member of our Board of Directors, Mr. Tannenbaum, our chief executive officer, and FSMPIII GP, LLC, the general partner of our predecessor fund, each guaranteed our repayment of the $50 million loan. We paid Mr. Toll a fee of 1% per annum of the $50 million loan for such guarantee, which was paid quarterly or monthly at our election. Mr. Tannenbaum and FSMPIII GP received no compensation for their respective guarantees. As of November 27, 2007, we repaid and terminated this loan with Wachovia.

Off-Balance Sheet Arrangements

We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. As of March 31, 2010, our only off-balance sheet arrangements consisted of $35.4 million of unfunded commitments, which was comprised of $32.5 million to provide debt financing to certain of our portfolio companies and $2.9 million related to unfunded limited partnership interests. As of September 30, 2009, our only off-balance sheet arrangements consisted of $9.8 million of unfunded commitments, which was comprised of $7.8 million to provide debt financing to certain of our portfolio companies and $2.0 million related to unfunded limited partnership interests. Such commitments involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet and are not reflected on our Consolidated Balance Sheets.

Contractual Obligations

As discussed herein, on November 16, 2009, we entered into the Wells Fargo facility, in the amount of $50 million with an accordion feature, which allows for potential future expansion of the Wells Fargo facility up to $100 million. The Wells Fargo facility bears interest at LIBOR plus 4% per annum and has a maturity date of November 16, 2012. As of March 31, 2010, we had no borrowings outstanding under the Wells Fargo facility. We also gave notice of termination, effective September 16, 2009, to Bank of Montreal with respect to our existing $50 million revolving credit facility with Bank of Montreal and, as a result, this facility was terminated on such date. The revolving credit facility with Bank of Montreal had an interest rate of LIBOR plus 3.25%.

A summary of the composition of unfunded commitments (consisting of revolvers, term loans and limited partnership interests) as of March 31, 2010 and September 30, 2009 is shown in the table below:

	March 31, 2010	September 30, 2009

Storyteller Theaters Corporation	$1,500,000	$1,750,000
HealthDrive Corporation	1,500,000	1,500,000
IZI Medical Products, Inc.	2,500,000	2,500,000
Trans-Trade, Inc.	2,000,000	2,000,000
Riverlake Equity Partners II, LP (limited partnership interest)	966,360	1,000,000
Riverside Fund IV, LP (limited partnership interest)	917,031	1,000,000
ADAPCO, Inc.	6,500,000	—
AmBath/ReBath Holdings, Inc.	2,250,000	—
JTC Education, Inc.	10,000,000	—
Tegra Medical, LLC	4,000,000	—
Vanguard Vinyl, Inc.	750,000	—
Flatout, Inc.	1,500,000	—
Psilos Group Partners IV, LP (limited partnership interest)	1,000,000	—

Total	$35,383,391	$9,750,000

We have entered into two contracts under which we have material future commitments, the investment advisory agreement, pursuant to which Fifth Street Management LLC has agreed to serve as our investment adviser, and the administration agreement, pursuant to which FSC, Inc. has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations.

Regulated Investment Company Status and Distributions

Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp., which has elected to be treated as a business development company under the 1940 Act. We elected, effective as of January 2, 2008, to be treated as a RIC under Subchapter M of the Code. As long as we qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation until realized. Distributions declared and paid by us in a year may differ from taxable income for that year as such distributions may include the distribution of current year taxable income or the distribution of prior year taxable income carried forward into and distributed in the current year. Distributions also may include returns of capital.

To maintain RIC tax treatment, we must, among other things, distribute, with respect to each taxable year, at least 90% of our investment company taxable income (i.e., our net ordinary income and our realized net short-term capital gains in excess of realized net long-term capital losses, if any). As a RIC, we are also subject to a federal excise tax, based on distributive requirements of our taxable income on a calendar year basis (e.g., calendar year 2010). We anticipate timely distribution of our taxable income within the tax rules; however, we incurred a de minimis U.S. federal excise tax for calendar years 2008 and 2009. In addition, we may incur a U.S. federal excise tax in future years. We intend to make distributions to our stockholders on a quarterly basis of between 90% and 100% of our annual taxable income (which includes our taxable interest and fee income). However, in future periods, we will be partially dependent on our SBIC subsidiary for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiary may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to enable us to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiary to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. Also, the financial covenants under our loan agreement with Wachovia could, under certain circumstances, restrict

Fifth Street Funding, LLC from making distributions to us and, as a result, hinder our ability to satisfy the distribution requirement. In addition, we may retain for investment some or all of our net taxable capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, our stockholders will be treated as if they received actual distributions of the capital gains we retained and then reinvested the net after-tax proceeds in our common stock. Our stockholders also may be eligible to claim tax credits (or, in certain circumstances, tax refunds) equal to their allocable share of the tax we paid on the capital gains deemed distributed to them. To the extent our taxable earnings for a fiscal taxable year fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a return of capital to our stockholders.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings applicable to us as a business development company under the 1940 Act and due to provisions in our credit facilities. If we do not distribute a certain percentage of our taxable income annually, we will suffer adverse tax consequences, including possible loss of our status as a RIC. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.

Pursuant to a recent revenue procedure (Revenue Procedure 2010-12), or the Revenue Procedure, issued by the Internal Revenue Service, or IRS, the IRS has indicated that it will treat distributions from certain publicly traded RICs (including BDCs) that are paid part in cash and part in stock as dividends that would satisfy the RIC’s annual distribution requirements and qualify for the dividends paid deduction for federal income tax purposes. In order to qualify for such treatment, the Revenue Procedure requires that at least 10% of the total distribution be payable in cash and that each stockholder have a right to elect to receive its entire distribution in cash. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a proportionate share of the cash to be distributed (although no stockholder electing to receive cash may receive less than 10% of such stockholder’s distribution in cash). This Revenue Procedure applies to distributions declared on or before December 31, 2012 with respect to taxable years ending on or before December 31, 2011. We have no current intention of paying dividends in shares of our stock.

Related Party Transactions

We have entered into an investment advisory agreement with Fifth Street Management LLC, our investment adviser. Fifth Street Management is controlled by Leonard M. Tannenbaum, its managing member and the chairman of our Board of Directors and our chief executive officer. Pursuant to the investment advisory agreement, fees payable to our investment adviser will be equal to (a) a base management fee of 2.0% of the value of our gross assets, which includes any borrowings for investment purposes, and (b) an incentive fee based on our performance. Our investment adviser has agreed to permanently waive that portion of its base management fee attributable to our assets held in the form of cash and cash equivalents as of the end of each quarter beginning March 31, 2010. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement) and equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee.

The investment advisory agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other. Since we entered into the investment advisory agreement in December 2007, we have paid our investment adviser approximately $8.4 million and $13.7 million for the fiscal years ended September 30, 2008 and September 30, 2009, respectively, and approximately $9.5 million for the six months ended March 31, 2010, under the investment advisory agreement.

Pursuant to the administration agreement with FSC, Inc., which is controlled by Mr. Tannenbaum, FSC, Inc. will furnish us with the facilities and administrative services necessary to conduct our day-to-day operations, including equipment, clerical, bookkeeping and recordkeeping services at such facilities. In addition, FSC, Inc. will assist us in connection with the determination and publishing of our net asset value, the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders. We will pay FSC, Inc. our allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our chief financial officer, and chief compliance officer, and their staff. FSC, Inc. has voluntarily determined to forgo receiving reimbursement for the services performed for us by our chief compliance officer, Bernard D. Berman, given his compensation arrangement with our investment adviser. However, although FSC, Inc. currently intends to forgo its right to receive such reimbursement, it is under no obligation to do so and may cease to do so at any time in the future. The administration agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other. Since we entered into the administration agreement in December 2007, we have paid FSC, Inc. approximately $1.6 million and $1.3 million for the fiscal years ended September 30, 2008 and September 30, 2009, respectively, and approximately $0.6 million for the six months ended March 31, 2010, under the administration agreement.

We have also entered into a license agreement with Fifth Street Capital LLC pursuant to which Fifth Street Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Fifth Street.” Under this agreement, we will have a right to use the “Fifth Street” name, for so long as Fifth Street Management LLC or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Fifth Street” name. Fifth Street Capital LLC is controlled by Mr. Tannenbaum, its managing member.

Recent Developments

On April 2, 2010, ADAPCO, Inc. drew $2.0 million on its credit line. Prior to the draw, our unfunded commitment to ADAPCO was $6.5 million.

On April 7, 2010, Trans-Trade, Inc. drew $0.5 million on its previously undrawn credit line. Prior to the draw, our unfunded commitment to Trans-Trade was $2.0 million.

On April 20, 2010, Vanguard Vinyl, Inc. repaid $0.25 million on its credit line. Prior to the repayment, our unfunded commitment to Vanguard Vinyl was $0.75 million.

On April 20, 2010, at our 2010 Annual Meeting, our stockholders approved, among other things, amendments to our restated certificate of incorporation to increase the number of authorized shares of common stock from 49,800,000 shares to 150,000,000 shares and to remove our authority to issue shares of Series A Preferred Stock.

On March 24, 2010, our SBIC subsidiary received an approval from the SBA to draw an aggregate of $37.5 million under its outstanding SBA commitment of $75 million. On April 21, 2010, our SBIC subsidiary drew $17.5 million from its SBA commitment to use to fund future transactions.

On April 30, 2010, we notified ING Capital LLC that the financing commitment for a syndicated three year revolving credit facility for up to $150 million had been terminated. However, we continue to discuss with ING the possibility of entering into an ING-led credit facility on more favorable terms.

On April 30, 2010, we closed an $11.0 million senior secured debt facility to support the acquisition of a technology-based marketing services company. The investment is backed by a private equity sponsor and $9.0 million was funded at closing. The terms of this investment include a $2.0 million revolver at an interest rate of LIBOR plus 6.0% per annum with a 3% LIBOR floor, a $5.0 million Term Loan A at an interest rate of LIBOR plus 7.0% per annum with a 3% LIBOR floor, and a $4.0 million Term Loan B at an interest rate of LIBOR plus 9.0% per annum in cash with a 3% LIBOR floor and 1.5% PIK. This is a first lien facility with a scheduled maturity of five years.

On May 3, 2010, our Board of Directors declared a dividend of $0.32 per share, payable on June 30, 2010 to stockholders of record on May 20, 2010.

On May 3, 2010, we closed a $35.5 million senior secured debt facility to support the acquisition of a healthcare equipment manufacturing company. The investment is backed by a private equity sponsor and $31.5 million was funded at closing. The terms of this investment include a $5.0 million revolver at an interest rate of LIBOR plus 7.0% per annum with a 3% LIBOR floor and a $30.5 million Term Loan at an interest rate of

LIBOR plus 9.75% per annum in cash with a 3% LIBOR floor and 1.0% PIK. This is a first lien facility with a scheduled maturity of five years.

Recently Issued Accounting Standards

See Note 2 to the Consolidated Financial Statements for a description of recent accounting pronouncements, including the expected dates of adoption and the anticipated impact on the Consolidated Financial Statements.

Quantitative and Qualitative Disclosure about Market Risk

We are subject to financial market risks, including changes in interest rates. Changes in interest rates may affect both our cost of funding and our interest income from portfolio investments, cash and cash equivalents and idle funds investments. Our risk management systems and procedures are designed to identify and analyze our risk, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs. Our investment income will be affected by changes in various interest rates, including LIBOR and prime rates, to the extent any of our debt investments include floating interest rates. The significant majority of our debt investments are made with fixed interest rates for the term of the investment. However, as of March 31, 2010, approximately 17.6% of our debt investment portfolio (at fair value) and 17.2% of our debt investment portfolio (at cost) bore interest at floating rates. As of March 31, 2010, we had not entered into any interest rate hedging arrangements. At March 31, 2010, based on our applicable levels of floating-rate debt investments, a 1.0% change in interest rates would not have a material effect on our level of interest income from debt investments.

Our investments are carried at fair value as determined in good faith by our Board of Directors in accordance with the 1940 Act (See “— Critical Accounting Policies — Investment Valuation”). Our valuation methodology utilizes discount rates in part in valuing our investments, and changes in those discount rates may have an impact on the valuation of our investments. Assuming no changes in our investment and capital structure, a hypothetical increase or decrease in discount rates of 100 basis points would increase or decrease our net assets resulting from operations by approximately $10 million.

BUSINESS

General

We are a specialty finance company that lends to and invests in small and mid-sized companies in connection with investments by private equity sponsors. We define small and mid-sized companies as those with annual revenues between $25 million and $250 million. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments. We are externally managed and advised by Fifth Street Management, whose six principals collectively have over 50 years, and individually have between four years and 14 years, of experience lending to and investing in small and mid-sized companies, and 2 years of experience managing a business development company. Fifth Street Management is an affiliate of Fifth Street Capital LLC, a private investment firm founded and managed by our chief executive officer, and Fifth Street Management’s managing partner, Leonard M. Tannenbaum, who has led the investment of over $800 million in small and mid-sized companies, including the investments made by Fifth Street, since 1998.

As of March 31, 2010, we had originated $520.8 million of funded debt and equity investments and our portfolio totaled $460.9 million at fair value and was comprised of 34 investments, 31 of which were in operating companies and three of which were in private equity funds. The three investments in private equity funds represented less than 1% of the fair value of our assets at March 31, 2010. The 31 debt investments in our portfolio as of March 31, 2010 had a weighted average debt to EBITDA multiple of 3.3x calculated at the time of origination of the investment. The weighted average annual yield of our debt investments as of March 31, 2010 was approximately 15.0%, which included a cash component of 12.7%.

Our investments generally range in size from $5 million to $60 million and are principally in the form of first and second lien debt investments, which may also include an equity component. We are currently focusing our origination efforts on first lien loans. We believe that the risk-adjusted returns from these loans are superior to second lien investments and offer superior credit quality which will benefit our stockholders. However, we may choose to originate second lien and unsecured loans in the future. As of March 31, 2010, all of our debt investments were secured by first or second priority liens on the assets of our portfolio companies. Moreover, we held equity investments consisting of common stock, preferred stock, or other equity interests in 21 out of 34 portfolio companies as of March 31, 2010.

Fifth Street Mezzanine Partners III, L.P., our predecessor fund, commenced operations as a private partnership on February 15, 2007. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into us. We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act. We were formed in late 2007 for the purpose of acquiring Fifth Street Mezzanine Partners III, L.P. and continuing its business as a public company.

As a business development company, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to, finance our investments through borrowings. However, as a business development company, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing. See “Regulation — Business Development Company Regulations.”

We have also elected to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code, or the Code. See “Material U.S. Federal Income Tax Considerations.” As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders if we meet certain source-of-income, distribution and asset diversification requirements.

In addition, we have a wholly-owned subsidiary that is licensed as a small business investment company, or SBIC, and regulated by the Small Business Administration, or the SBA. See “Regulation — Small Business Investment Company Regulations.” The SBIC license allows us, through our wholly-owned subsidiary, to issue

SBA-guaranteed debentures. We applied for exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from our 200% asset coverage ratio under the 1940 Act. If we receive an exemption for this SBA debt, we would have increased capacity to fund investments with debt capital.

The Investment Adviser

Our investment adviser is led by six principals who collectively have over 50 years, and individually have between four years and 14 years, of experience lending to and investing in small and mid-sized companies, and 2 years of experience managing a business development company. Our investment adviser is affiliated with Fifth Street Capital LLC, a private investment firm founded and managed by Leonard M. Tannenbaum who has led the investment of over $800 million in small and mid-sized companies, including the investments made by Fifth Street, since 1998. Mr. Tannenbaum and his respective private investment firms have acted as the lead (and often sole) first or second lien investor in over 50 investment transactions. The other investment funds managed by these private investment firms generally are fully committed and, other than follow-on investments in existing portfolio companies, are no longer making investments.

We benefit from our investment adviser’s ability to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate investments and manage a diversified portfolio of those investments. The principals of our investment adviser have broad investment backgrounds, with prior experience at investment funds, investment banks and other financial services companies and have developed a broad network of contacts within the private equity community. This network of contacts provides our principal source of investment opportunities.

The principals of our investment adviser are Mr. Tannenbaum, our chief executive officer and our investment adviser’s managing partner, Marc A. Goodman, our chief investment officer and our investment adviser’s senior partner, Juan E. Alva, a partner of our investment adviser, Bernard D. Berman, our president, chief compliance officer, and secretary and a partner of our investment adviser, Ivelin M. Dimitrov, a partner of our investment adviser, and William H. Craig, our chief financial officer. For further discussion of the investment experience of the principals of our investment adviser, see “Management — Biographical Information” and “Portfolio Management — Investment Personnel.”

Business Strategy

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments. We have adopted the following business strategy to achieve our investment objective:

•	Capitalize on our investment adviser’s strong relationships with private equity sponsors. Our investment adviser has developed an extensive network of relationships with private equity sponsors that invest in small and mid-sized companies. We believe that the strength of these relationships is due to a common investment philosophy, a consistent market focus, a rigorous approach to diligence and a reputation for delivering on commitments. In addition to being our principal source of originations, we believe that private equity sponsors provide significant benefits including incremental due diligence, additional monitoring capabilities and a potential source of capital and operational expertise for our portfolio companies.

•	Focus on established small and mid-sized companies. We believe that there are fewer finance companies focused on transactions involving small and mid-sized companies than larger companies, and that this is one factor that allows us to negotiate favorable investment terms. Such favorable terms include higher debt yields and lower leverage levels, more significant covenant protection and greater equity grants than typical of transactions involving larger companies. We generally invest in companies with established market positions, seasoned management teams, proven products and services and strong regional or national operations. We believe that these companies possess better risk-adjusted return profiles than newer companies that are building management or in early stages of building a revenue base.

•	Continue our growth of direct originations. We directly originated 100% of our investments. Over the last several years, the principals of our investment adviser have developed an origination strategy designed to ensure that the number and quality of our investment opportunities allows us to continue to directly originate substantially all of our investments. We believe that the benefits of direct originations include, among other things, our ability to control the structuring of investment protections and to generate origination and exit fees.

•	Employ disciplined underwriting policies and rigorous portfolio management. Our investment adviser has developed an extensive underwriting process which includes a review of the prospects, competitive position, financial performance and industry dynamics of each potential portfolio company. In addition, we perform substantial diligence on potential investments, and seek to invest along side private equity sponsors who have proven capabilities in building value. As part of the monitoring process, our investment adviser will analyze monthly and quarterly financial statements versus the previous periods and year, review financial projections, meet with management, attend board meetings and review all compliance certificates and covenants.

•	Structure our investments to minimize risk of loss and achieve attractive risk-adjusted returns. We structure our loan investments on a conservative basis with high cash yields, cash origination fees, low leverage levels and strong investment protections. As of March 31, 2010, the weighted average annualized yield of our debt investments was approximately 15.0%, which includes a cash component of 12.7%. The 31 debt investments in our portfolio as of March 31, 2010, had a weighted average debt to EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) multiple of 3.3x calculated at the time of origination of the investment. Finally, our debt investments have strong protections, including default penalties, information rights, board observation rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. We believe these protections, coupled with the other features of our investments described above, should allow us to reduce our risk of capital loss and achieve attractive risk adjusted returns; however, there can be no assurance that we will be able to successfully structure our investments to minimize risk of loss and achieve attractive risk-adjusted returns.

•	Benefiting from lower, fixed, long-term cost of capital. The SBIC license held by our wholly-owned subsidiary will allow it to issue SBA-guaranteed debentures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. Because we expect lower cost SBA leverage to become a more significant part of our capital base through our SBIC subsidiary, our relative cost of debt capital should be lower than many of our competitors. In addition, the SBIC leverage that we receive through our SBIC subsidiary will represent a stable, long-term component of our capital structure that should permit the proper matching of duration and cost compared to our portfolio investments.

•	Leverage the skills and experience of our investment adviser. The six principals of our investment adviser collectively have over 50 years, and individually have between four years and 14 years, of experience lending to and investing in small and mid-sized companies, and 2 years of experience managing a business development company. The principals of our investment adviser have broad investment backgrounds, with prior experience at private investment funds, investment banks and other financial services companies and they also have experience managing distressed companies. We believe that our investment adviser’s expertise in valuing, structuring, negotiating and closing transactions provides us with a competitive advantage by allowing us to provide financing solutions that meet the needs of our portfolio companies while adhering to our underwriting standards.

Investment Criteria

The principals of our investment adviser have identified the following investment criteria and guidelines for use in evaluating prospective portfolio companies and they use these criteria and guidelines in evaluating investment opportunities for us. However, not all of these criteria and guidelines were, or will be, met in connection with each of our investments.

•	Established companies with a history of positive operating cash flow. We seek to invest in established companies with sound historical financial performance. We typically focus on companies with a history of profitability on an operating cash flow basis. We do not intend to invest in start-up companies or companies with speculative business plans.

•	Ability to exert meaningful influence. We target investment opportunities in which we will be the lead/sole investor in our tranche and in which we can add value through active participation, often through advisory positions.

•	Private equity sponsorship. We generally seek to invest in companies in connection with private equity sponsors who have proven capabilities in building value. We believe that a private equity sponsor can serve as a committed partner and advisor that will actively work with the company and its management team to meet company goals and create value. We assess a private equity sponsor’s commitment to a portfolio company by, among other things, the capital contribution it has made or will make in the portfolio company.

•	Seasoned management team. We generally will require that our portfolio companies have a seasoned management team, with strong corporate governance. We also seek to invest in companies that have proper incentives in place, including having significant equity interests, to motivate management to act in accordance with our interests as investors.

•	Defensible and sustainable business. We seek to invest in companies with proven products and/or services and strong regional or national operations.

•	Exit strategy. We generally seek to invest in companies that we believe possess attributes that will provide us with the ability to exit our investments. We expect to exit our investments typically through one of three scenarios: (i) the sale of the company resulting in repayment of all outstanding debt, (ii) the recapitalization of the company through which our loan is replaced with debt or equity from a third party or parties or (iii) the repayment of the initial or remaining principal amount of our loan then outstanding at maturity. In some investments, there may be scheduled amortization of some portion of our loan which would result in a partial exit of our investment prior to the maturity of the loan.

Deal Origination

Our deal originating efforts are focused on building relationships with private equity sponsors that are focused on investing in the small and mid-sized companies that we target. We divide the country geographically into Eastern, Central and Western regions and emphasize active, consistent sponsor coverage. Over the last ten years, the investment professionals of our investment adviser have developed an extensive network of relationships with these private equity sponsors. We estimate that there are approximately 1,400 of such private equity firms and our investment adviser has active relationships with approximately 120 of them. An active relationship is one through which our investment adviser has received at least one investment opportunity from the private equity sponsor within the last year.

Our investment adviser reviewed over 220 potential investment transactions with private equity sponsors in the twelve months ended March 31, 2010. All of the investment transactions that we have completed to date were originated through our investment adviser’s relationships with private equity sponsors. We believe that our investment adviser has a reputation as a reliable, responsive and efficient source of funding to support private equity investments. We believe that this reputation and the relationships of our investment adviser with private equity sponsors will provide us with significant investment opportunities.

Our origination process is designed to efficiently evaluate a large number of opportunities and to identify the most attractive of such opportunities. A significant number of opportunities that clearly do not fit our investment criteria are screened by the partners of our investment adviser when they are initially identified. If an originator believes that an opportunity fits our investment criteria and merits consideration, the investment is presented to our investment adviser’s Investment Committee. This is the first stage of our origination process, the “Review” stage. During this stage, the originator gives a preliminary description of the opportunity. This is followed by preliminary due diligence, from which an investment summary is created that includes a scoring of the investment against our investment adviser’s proprietary scoring model. The opportunity may be discussed several times by the full Investment Committee of our investment adviser, or subsets of that Committee. At any point in this stage, we may reject the opportunity, and, indeed, we have historically decided not to proceed with more than 80% of the investment opportunities reviewed by our investment adviser’s Investment Committee.

For the subset of opportunities that we decide to pursue, we issue preliminary term sheets and classify them in the “Term Sheet Issued” stage. This term sheet serves as a basis for negotiating the critical terms of a transaction. At this stage we begin our underwriting and investment approval process, as more fully described below. After the term sheet for a potential transaction has been fully negotiated, the transaction is presented to our investment adviser’s Investment Committee for approval. If the deal is approved, the term sheet is signed. Approximately half of the term sheets we issue result in an executed term sheet. Our underwriting and investment approval process is ongoing during this stage, during which we begin documentation of the loan. The final stage, “Closings”, culminates with the funding of an investment only after all due diligence is satisfactorily completed and all closing conditions, including the sponsor’s funding of its investment in the portfolio company, have been satisfied.

Underwriting

Underwriting Process and Investment Approval

We make our investment decisions only after consideration of a number of factors regarding the potential investment including, but not limited to: (i) historical and projected financial performance; (ii) company and industry specific characteristics, such as strengths, weaknesses, opportunities and threats; (iii) composition and experience of the management team; and (iv) track record of the private equity sponsor leading the transaction. Our investment adviser uses a proprietary scoring system that evaluates each opportunity. This methodology is employed to screen a high volume of potential investment opportunities on a consistent basis.

If an investment is deemed appropriate to pursue, a more detailed and rigorous evaluation is made along a variety of investment parameters, not all of which may be relevant or considered in evaluating a potential investment opportunity. The following outlines the general parameters and areas of evaluation and due diligence for investment decisions, although not all will necessarily be considered or given equal weighting in the evaluation process.

Management assessment

Our investment adviser makes an in-depth assessment of the management team, including evaluation along several key metrics:

•	The number of years in their current positions;

•	Track record;

•	Industry experience;

•	Management incentive, including the level of direct investment in the enterprise;

•	Background investigations; and

•	Completeness of the management team (lack of positions that need to be filled).

Industry dynamics

An evaluation of the industry is undertaken by our investment adviser that considers several factors. If considered appropriate, industry experts will be consulted or retained. The following factors are analyzed by our investment adviser:

•	Sensitivity to economic cycles;

•	Competitive environment, including number of competitors, threat of new entrants or substitutes;

•	Fragmentation and relative market share of industry leaders;

•	Growth potential; and

•	Regulatory and legal environment.

Business model and financial assessment

Prior to making an investment decision, our investment adviser will undertake a review and analysis of the financial and strategic plans for the potential investment. There is significant evaluation of and reliance upon the due diligence performed by the private equity sponsor and third party experts including accountants and consultants. Areas of evaluation include:

•	Historical and projected financial performance;

•	Quality of earnings, including source and predictability of cash flows;

•	Customer and vendor interviews and assessments;

•	Potential exit scenarios, including probability of a liquidity event;

•	Internal controls and accounting systems; and

•	Assets, liabilities and contingent liabilities.

Private equity sponsor

Among the most critical due diligence investigations is the evaluation of the private equity sponsor making the investment. A private equity sponsor is typically the controlling shareholder upon completion of an investment and as such is considered critical to the success of the investment. The equity sponsor is evaluated along several key criteria, including:

•	Investment track record;

•	Industry experience;

•	Capacity and willingness to provide additional financial support to the company through additional capital contributions, if necessary; and

•	Reference checks.

Investments

We target debt investments that will yield meaningful current income and provide the opportunity for capital appreciation through equity securities. We typically structure our debt investments with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target. In most cases, our debt investment will be collateralized by a first or second lien on the assets of the portfolio company. As of March 31, 2010, all of our debt investments were secured by first or second priority liens on the assets of the portfolio company.

Debt Investments

We tailor the terms of our debt investments to the facts and circumstances of the transaction and prospective portfolio company, negotiating a structure that seeks to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan. A substantial source of return is monthly cash interest that we collect on our debt investments. As of March 31, 2010, we directly originated 100% of our loans. We are currently focusing our new origination efforts on first lien loans. However, we may choose to originate second lien and unsecured loans in the future.

•	First Lien Loans. Our first lien loans generally have terms of four to six years, provide for a variable or fixed interest rate, contain prepayment penalties and are secured by a first priority security interest in all existing and future assets of the borrower. Our first lien loans may take many forms, including revolving lines of credit, term loans and acquisition lines of credit.

•	Second Lien Loans. Our second lien loans generally have terms of five to six years, primarily provide for a fixed interest rate, contain prepayment penalties and are secured by a second priority security interest in all existing and future assets of the borrower. Our second lien loans often include PIK interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity. As of March 31, 2010, all second lien loans had intercreditor agreements requiring a standstill period of no more than 180 days.

•	Unsecured Loans. Although we currently do not have any investments in unsecured loans, we may in the future. We would expect any unsecured investments generally to have terms of five to six years and provide for a fixed interest rate. We may make unsecured investments on a stand-alone basis, or in conjunction with a senior secured loan, a junior secured loan or a “one-stop” financing. Our unsecured investments may include payment-in-kind, or PIK, interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity, and an equity component, such as warrants to purchase common stock in the portfolio company.

We typically structure our debt investments to include covenants that seek to minimize our risk of capital loss. Our debt investments have strong protections, including default penalties, information rights, board observation rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. Our debt investments also have substantial prepayment penalties designed to extend the life of the average loan, which we believe will help to grow our portfolio.

The 31 debt investments in our portfolio as of March 31, 2010, had a weighted average debt to EBITDA multiple of 3.3x calculated at the time of origination of the investment.

Equity Investments

When we make a debt investment, we may be granted equity in the company in the same class of security as the sponsor receives upon funding. In addition, we may from time to time make non-control, equity co-investments in connection with private equity sponsors. We generally seek to structure our equity investments, such as direct equity co-investments, to provide us with minority rights provisions and event-driven put rights. We also seek to obtain limited registration rights in connection with these investments, which may include “piggyback” registration rights.

Private Equity Fund Investments

We make investments in private equity funds of our equity sponsors. In general, we make these investments where we have a long term relationship and are comfortable with the sponsor’s business model and investment strategy. As of March 31, 2010, we had investments in three private equity funds, representing less than 1% of the fair value of our assets as of such date.

Portfolio Management

Active Involvement in our Portfolio Companies

As a business development company, we are obligated to offer to provide managerial assistance to our portfolio companies and to provide it if requested. In fact, we provide managerial assistance to our portfolio companies as a general practice and we seek investments where such assistance is appropriate. We monitor the financial trends of each portfolio company to assess the appropriate course of action for each company and to evaluate overall portfolio quality. We have several methods of evaluating and monitoring the performance of our investments, including but not limited to, the following:

•	review of monthly and quarterly financial statements and financial projections for portfolio companies;

•	periodic and regular contact with portfolio company management to discuss financial position, requirements and accomplishments;

•	attendance at board meetings;

•	periodic formal update interviews with portfolio company management and, if appropriate, the private equity sponsor; and

•	assessment of business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan.

Rating Criteria

In addition to various risk management and monitoring tools, we use an investment rating system to characterize and monitor the credit profile and our expected level of returns on each investment in our portfolio.

We use a five-level numeric rating scale. The following is a description of the conditions associated with each investment rating:

•	Investment Rating 1 is used for investments that are performing above expectations and/or a capital gain is expected.

•	Investment Rating 2 is used for investments that are performing substantially within our expectations, and whose risks remain neutral or favorable compared to the potential risk at the time of the original investment. All new loans are initially rated 2.

•	Investment Rating 3 is used for investments that are performing below our expectations and that require closer monitoring, but where we expect no loss of investment return (interest and/or dividends) or principal. Companies with a rating of 3 may be out of compliance with financial covenants.

•	Investment Rating 4 is used for investments that are performing below our expectations and for which risk has increased materially since the original investment. We expect some loss of investment return, but no loss of principal.

•	Investment Rating 5 is used for investments that are performing substantially below our expectations and whose risks have increased substantially since the original investment. Investments with a rating of 5 are those for which some loss of principal is expected.

In the event that we determine that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, we will undertake more aggressive monitoring of the effected portfolio company. While our investment rating system identifies the relative risk for each investment, the rating alone does not dictate the scope and/or frequency of any monitoring that we perform. The frequency of our monitoring of an investment is determined by a number of factors, including, but not limited to, the trends in the financial performance of the portfolio company, the investment structure and the type of collateral securing our investment, if any.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value, as of March 31, 2010 and September 30, 2009:

	March 31, 2010				September 30, 2009
		% of	Leverage			% of	Leverage
Investment Rating	Fair Value	Portfolio	ratio(1)		Fair Value	Portfolio	ratio(1)

1	$69,063,489	14.99%	3.19		$22,913,497	7.65%	1.70
2	368,161,388	79.88	4.29		248,506,393	82.94	4.34
3	7,403,679	1.61	12.53		6,122,236	2.04	10.04
4	—	0.00	—		16,377,904	5.47	8.31
5	16,236,840	3.52	NM	(2)	5,691,107	1.90	NM	(2)

Total	$460,865,396	100.00%	4.25		$299,611,137	100.00%	4.42

(1)	Represents the average of the debt-to-equity ratio for each of the portfolio companies within the particular 1 to 5 investment rating scale. The debt-to-equity ratio is calculated by dividing total debt of the portfolio company by total equity of the portfolio company. The higher the debt-to-equity ratio, the more debt a company is using to operate its business and the more difficulty the company may have paying interest and principal on its outstanding indebtedness if future debt or equity financing is not available.

(2)	Due to operating performance this ratio is not measurable.

Exit Strategies/Refinancing

We expect to exit our investments typically through one of three scenarios: (i) the sale of the company resulting in repayment of all outstanding debt, (ii) the recapitalization of the company in which our loan is replaced with debt or equity from a third party or parties or (iii) the repayment of the initial or remaining principal amount of our loan then outstanding at maturity. In some investments, there may be scheduled amortization of some portion of our loan which would result in a partial exit of our investment prior to the maturity of the loan.

Determination of Net Asset Value and the Valuation Process

We determine the net asset value per share of our common stock on a quarterly basis. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding.

We are required to report our investments that are not publicly traded or for which current market values are not readily available at fair value. The fair value is deemed to be the value at which an enterprise could be sold in a transaction between two willing parties other than through a forced or liquidation sale.

Under ASC 820, which we adopted effective October 1, 2008, we perform detailed valuations of our debt and equity investments on an individual basis, using market based, income based, and bond yield approaches as appropriate.

Under the market approach, we estimate the enterprise value of the portfolio companies in which we invest. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, we analyze various factors, including the portfolio company’s historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value. We generally require portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Under the income approach, we generally prepare and analyze discounted cash flow models based on our projections of the future free cash flows of the business. Under the bond yield approach, we use bond yield models to determine the present value of the future cash flow streams of our debt investments. We review various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assess the information in the valuation process. We also may, when conditions warrant, utilize an expected recovery model, whereby we use alternate procedures to determine value when the customary approaches are deemed to be not as relevant or reliable.

Our Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of our investments:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the deal team within our investment adviser responsible for the portfolio investment;

•	Preliminary valuations are then reviewed and discussed with the principals of our investment adviser;

•	Separately, an independent valuation firm engaged by the Board of Directors prepares preliminary valuations on a selected basis and submits a report to us;

•	The deal team compares and contrasts its preliminary valuations to the report of the independent valuation firm and resolves any differences;

•	The deal team prepares a final valuation report for the Valuation Committee of our Board of Directors;

•	The Valuation Committee of our Board of Directors reviews the preliminary valuations, and the deal team responds and supplements the preliminary valuations to reflect any comments provided by the Valuation Committee;

•	The Valuation Committee of our Board of Directors makes a recommendation to the Board of Directors; and

•	The Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith.

The fair value of all of our investments at March 31, 2010 and September 30, 2009 was determined by our Board of Directors. Our Board of Directors is solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and our consistently applied valuation process.

Our Board of Directors has engaged an independent valuation firm to provide us with valuation assistance. Upon completion of its process each quarter, the independent valuation firm provides us with a written report regarding the preliminary valuations of selected portfolio securities as of the close of such quarter. We will continue to engage an independent valuation firm to provide us with assistance regarding our determination of the fair value of selected portfolio securities each quarter; however, our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith.

An independent valuation firm, Murray, Devine & Co., Inc., provided us with assistance in our determination of the fair value of 91.9% of our portfolio for the quarter ended December 31, 2007, 92.1% of our portfolio for the quarter ended March 31, 2008, 91.7% of our portfolio for the quarter ended June 30, 2008, 92.8% of our portfolio for the quarter ended September 30, 2008, 100% of our portfolio for the quarter ended December 31, 2008, 88.7% of our portfolio for the quarter ended March 31, 2009 (or 96% of our portfolio excluding our investment in IZI Medical Products, Inc., which closed on March 31, 2009 and therefore was not part of the independent valuation process), 92.1% of our portfolio for the quarter ended June 30, 2009, 28.1% of our portfolio for the quarter ended September 30, 2009, 17.2% of our portfolio for the quarter ended December 31, 2009 (or 24.8% of our portfolio excluding the four investments that closed in late December and therefore were not part of the independent valuation process) and 26.9% of our portfolio for the quarter ended March 31, 2010.

Our $50 million credit facility with Bank of Montreal was terminated effective September 16, 2009. The facility required independent valuations for at least 90% of the portfolio on a quarterly basis. With the termination of this facility, this requirement is no longer applicable to us. However, we still intend to have a portion of the portfolio valued by an independent third party on a quarterly basis, with a substantial portion being valued on an annual basis.

As of March 31, 2010 and September 30, 2009, approximately 93.9% and 72.0%, respectively, of our total assets represented investments in portfolio companies valued at fair value.

Determination of fair values involves subjective judgments and estimates. The notes to our consolidated financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Competition

We compete for investments with a number of business development companies and investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of financing. Many of these entities have greater financial and managerial resources than we do. We believe we are able to be competitive with these entities primarily on the basis of the experience and contacts of our management team, our responsive and efficient investment analysis and decision-making processes, the investment terms we offer, and our willingness to make smaller investments.

We believe that some of our competitors make first and second lien loans with interest rates and returns that are comparable to or lower than the rates and returns that we target. Therefore, we do not seek to compete solely on the interest rates and returns that we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see “Risk Factors — Risk Relating to Our Business and Structure — We may face increasing competition for investment opportunities, which could reduce returns and result in losses.”

Employees

We do not have any employees. Our day-to-day investment operations are managed by our investment adviser. See “Investment Advisory Agreement.” Our investment adviser employs a total of 16 investment professionals, including its six principals. In addition, we reimburse our administrator, FSC, Inc., for the allocable portion of overhead and other expenses incurred by it in performing its obligations under an administration agreement, including the compensation of our chief financial officer and chief compliance officer, and their staff. FSC, Inc. has voluntarily determined to forgo receiving reimbursement for the services performed for us by our chief compliance officer, Bernard D. Berman, given his compensation arrangement with our investment adviser. However, although FSC, Inc. currently intends to forgo its right to receive such reimbursement, it is under no obligation to do so and may cease to do so at any time in the future. For a more detailed discussion of the administration agreement, see “Administration Agreement.”

Properties

We do not own any real estate or other physical properties materially important to our operation; however, we lease office space for our executive office at 10 Bank Street, Suite 1210, White Plains, NY 10606. We also lease office space at 15233 Ventura Boulevard, Penthouse 2, Sherman Oaks, CA 91403. Our investment adviser also maintains additional office space at 500 W. Putnam Ave., Suite 400, Greenwich, CT 06830. We believe that our current office facilities are adequate for our business as we intend to conduct it.

Legal Proceedings

Although we may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise, we are currently not a party to any pending material legal proceedings.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2010, for each portfolio company in which we had a debt or equity investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments and the board observation or participation rights we may receive.

Name and Address of		Titles of Securities	Percentage of		Cost of	Fair Value of
Portfolio Company	Principal Business	Held by Us	Ownership	Loan Principal	Investment	Investment

ADAPCO, Inc.
550 Aero Lane	Fertilizers & agricultural	First Lien Term Loan A		$10,000,000	$9,742,971	$9,638,921
Sanford, FL 32771	chemicals	First Lien Term Loan B		14,081,842	13,709,057	13,897,287
		First Lien Term Revolver		3,500,000	3,233,726	3,210,100
					26,685,754	26,746,308
Ambath/Rebath Holdings, Inc.
421 West Alameda Dr.	Home improvement retail	First Lien Term Loan A		10,000,000	9,736,169	9,344,205
Tempe, AZ 85282		First Lien Term Loan B		22,140,861	21,561,711	21,890,059
		First Lien Term Revolver		750,000	674,400	694,046
					31,972,280	31,928,310
Boot Barn
1520 S. Sinclair Street	Footwear and apparel	Second Lien Term Loan	0.7%	23,030,378	22,730,784	22,688,420
Anaheim, CA 92806		Series A Preferred Stock			247,060	28,764
		Common Stock			131	—
					22,977,975	22,717,184
Caregiver Services, Inc.
10541 NW 117th Ave	Healthcare services	Second Lien Term Loan A	3.3%	7,855,893	7,453,752	7,808,586
Miami, FL 33122		Second Lien Term Loan B		14,463,950	13,766,672	13,554,536
		Series A Preferred Stock			1,080,398	1,358,622
					22,300,822	22,721,744
Cenegenics, LLC
851 South Rampart Boulevard	Healthcare services	First Lien Term Loan	3.5%	20,412,116	19,399,601	19,700,763
Las Vegas, NV 89145		Common Units			598,382	1,837,618
					19,997,983	21,538,381
CPAC, Inc.
2364 Leicester Road	Household products &	Second Lien Term Loan	0%	1,000,000	1,000,000	1,000,000
Leicester, NY 14481	specialty chemicals	Common Stock			1,000,000	1,000,000
Filet of Chicken
146 Forest Parkway	Food distributors	Second Lien Term Loan	0%	9,341,854	9,021,995	8,880,527
Forest Park, GA 30297					9,021,995	8,880,527
Fitness Edge, LLC
1100 Kings Highway	Leisure facilities	First Lien Term Loan A	1.0%	1,500,000	1,492,777	1,510,709
Fairfield, CT 06825		First Lien Term Loan B		5,560,507	5,489,197	5,499,527
		Common Units			42,908	91,263
					7,024,882	7,101,499
Flatout, Inc.
1422 Woodland Dr.,	Food retail	First Lien Term Loan A		7,550,000	7,335,300	7,335,300
Saline, MI 48176		First Lien Term Loan B		12,765,709	12,404,082	12,404,082
		First Lien Revolver		—	(42,712)	(42,712)
					19,696,670	19,696,670
Goldco, LLC
2330 Montgomery Highway	Restaurants	Second Lien Term Loan		8,187,786	8,070,425	8,113,550
Dothan, AL 36303					8,070,425	8,113,550
HealthDrive Corporation
25 Needham Street	Healthcare facilities	First Lien Term Loan A		7,600,000	7,405,155	7,582,154
Newtown, MA 02461		First Lien Term Loan B		10,127,137	9,997,137	9,624,445
		First Lien Revolver		500,000	487,000	561,074
					17,889,292	17,767,673
idX Corporation
3451 Rier Trail South	Merchandise display	Second Lien Term Loan		13,451,457	13,181,541	12,932,624
St. Louis, MO 63045					13,181,541	12,932,624
IZI Medical Products, Inc.
7020 Tudsbury Road	Healthcare technology	First Lien Term Loan A	2.0%	5,200,000	5,121,540	5,190,455
Baltimore, MD 21244		First Lien Term Loan B		17,172,066	16,537,062	16,781,037
		First Lien Revolver		—	(40,000)	(40,000)
		Preferred Units			453,755	586,775
					22,072,357	22,518,267
JTC Education, Inc.
6602 E. 75th Street, Suite 200	Education services	First Lien Term Loan		31,250,000	30,353,332	30,307,895
Indianapolis, IN 46250		First Lien Term Revolver		—	(280,000)	(280,000)
					30,073,332	30,027,895

Name and Address of		Titles of Securities	Percentage of		Cost of	Fair Value of
Portfolio Company	Principal Business	Held by Us	Ownership	Loan Principal	Investment	Investment

Lighting by Gregory, LLC
158 Bowery	Housewares &	First Lien Term Loan A	97.4%	5,158,489	4,728,589	3,324,924
New York, NY 10012	specialties	First Lien Term Loan B		7,969,990	6,906,440	4,846,258
		Membership Interest			410,000	—
					12,045,029	8,171,182
Martini Park, LLC
55 Fifth Avenue, 16th Floor	Restaurants	First Lien Term Loan	5.0%	4,571,400	3,408,351	2,220,905
New York, NY 10003		Membership Interest			650,000	—
					4,058,351	2,220,905
MK Network, LLC
200 Corporate Place	Healthcare technology	First Lien Term Loan A	2.4%	9,500,000	9,272,590	9,225,025
Rocky Hill, CT 06067		First Lien Term Loan B		5,049,964	4,849,255	4,846,212
		First Lien Revolver		—	—	—
		Membership Units			771,575	—
					14,893,420	14,071,237
Nicos Polymers & Grinding Inc.
21 East 40th Street	Environmental &	First Lien Term Loan A	3.3%	3,123,367	3,040,465	1,835,925
New York, NY 10016	facilities services	First Lien Term Loan B		6,079,060	5,713,125	3,346,849
		Membership Interest			168,086	—
					8,921,676	5,182,774
O’Currance, Inc.
1785 South, 4130 West	Data processing &	First Lien Term Loan A	5.1%	10,741,185	10,616,958	10,523,617
Salt Lake City, UT 84104	outsourced services	First Lien Term Loan B		2,314,211	2,280,235	2,380,876
		Preferred Membership Interest			130,413	130,413
		Membership Interest			250,000	3,305
					13,277,606	13,038,211
Pacific Press Technologies, Inc.
714 Walnut Street	Capital goods	Second Lien Term Loan	3.4%	9,951,227	9,787,138	9,609,027
Mount Carmel, IL 62863		Common Stock			344,513	5,810
					10,131,651	9,614,837
Premier Trailer Leasing, Inc.
211 West Franklin Street	Trailer leasing	Second Lien Term Loan	1.0%	18,151,010	17,063,645	8,065,658
Grapevine, TX 76051	services	Common Stock			1,140	—
					17,064,785	8,065,658
Psilos Group Partners IV, LP
140 Broadway, 51st Floor	Multi-sector holdings	Limited partnership interest			—	—
New York, NY 10005					—	—
Rail Acquisition Corp.
1791 West Dairy	Manufacturing -	First Lien Term Loan		15,420,845	15,197,757	14,846,867
Tucson, AZ 85705	mechanical products				15,197,757	14,846,867
Repechage Investments Limited
50 Congress Street, Suite 900	Restaurants	First Lien Term Loan	4.3%	3,955,807	3,647,742	3,652,668
Boston, MA 02109		Series A Preferred Stock			750,000	558,138
					4,397,742	4,210,806
Riverlake Equity Partners II, LP
One Exeter Plaza	Multi-sector holdings	Limited Partnership Interest	1.6%		33,640	33,640
699 Boylston Street, 8th Floor Boston, MA 02116					33,640	33,640
Riverside Fund IV, LP
One Exeter Plaza	Multi-sector holdings	Limited Partnership Interest	0.3%		82,969	82,969
699 Boylston Street, 8th Floor Boston, MA 02116					82,969	82,969
Rose Tarlow, Inc.
8454 Melrose Place	Home furnishing retail	First Lien Term Loan	6.9%	10,195,152	10,037,180	8,455,134
Los Angeles, CA 90069		First Lien Revolver	0.1%	1,550,000	1,540,097	1,311,686
		Membership Interest			1,275,000	—
		Membership Interest			25,000	—
					12,877,277	9,766,820
Storytellers Theaters Corporation
2209 Miguel Chavez Road	Entertainment -	First Lien Term Loan	3.4%	7,367,750	7,270,614	7,380,662
Santa Fe, NM 87505	theaters	First Lien Revolver		500,000	485,834	464,609
		Common Stock			169	49,990
					200,000	200,000
					7,956,617	8,095,261
TBA Global, LLC
21700 Oxnard Street	Media: advertising	Second Lien Term Loan A	2.0%	101,979	101,977	109,158
Woodland Hills, CA 91367		Second Lien Term Loan B		11,018,142	10,706,196	10,658,791
		Senior Preferred Shares			215,975	215,975
		Series A Shares			191,977	13,456
					11,216,125	10,997,380

Name and Address of		Titles of Securities	Percentage of		Cost of	Fair Value of
Portfolio Company	Principal Business	Held by Us	Ownership	Loan Principal	Investment	Investment

Tegra Medical, LLC
421 West Alameda Dr.	Healthcare equipment	First Lien Term Loan A		28,000,000	27,479,496	27,041,530
Tempe, AZ 85282		First Lien Term Loan B		18,392,674	18,051,074	18,697,833
		First Lien Term Revolver		—	(74,667)	(74,667)
					45,455,903	45,664,696
Traffic Control & Safety Corporation
815 Waiakamilo Rd #C	Construction and	Second Lien Term Loan	0.7%	19,601,335	19,347,925	16,824,249
Honolulu, HI 96817	engineering	Series B Preferred Stock			247,500	—
		Common Stock			2,500	—
					19,597,925	16,824,249
Trans-Trade, Inc.
1040 Trade Ave.,	Air freight & logistics	First Lien Term Loan		11,156,007	11,008,084	11,135,248
Suite 106 DFW		First Lien Term Revolver		—	(35,333)	(35,333)
Airport, TX 75261					10,972,751	11,099,915
Vanguard Vinyl, Inc.
62 North, 1020 West	Building products	First Lien Term Loan	1.5%	7,000,000	6,811,565	5,986,783
American Fork, UT 84003		First Lien Revolver		1,750,000	1,703,947	1,498,709
		Series A Preferred Stock			253,846	—
		Common Stock			2,564	—
					8,771,922	7,485,492
Western Emulsions, Inc.
3450 East 36th Street	Emulsions	Second Lien Term Loan		17,637,889	17,392,084	17,701,865
Tucson, AZ 85713	manufacturing				17,392,084	17,701,865
Total investments					$468,310,538	$460,865,396

Description of Portfolio Companies

Set forth below is a brief description of each of our portfolio companies as of March 31, 2010.

•	ADAPCO, Inc. is a distributor of pesticides and herbicides and related equipment for commercial and industrial use.

•	Ambath/Rebath Holdings, Inc. is a holding company that holds two subsidiaries that franchise and provide bathroom remodeling services.

•	Boot Barn is a western-themed specialty retailer.

•	Caregiver Services, Inc. is a nurse registry in Florida that provides in home assisted living services.

•	Cenegenics, LLC is an age management medicine organization that evaluates and provides therapy with a focus on optimal health, wellness, and prevention.

•	CPAC, Inc. manufactures and markets specialty chemicals and related accessories for household and commercial cleaning, personal care, and photo-processing applications.

•	Filet of Chicken (formerly known as FOC Acquisition LLC) is a processor of frozen chicken products.

•	Fitness Edge, LLC operates fitness clubs in Fairfield County, Connecticut.

•	Flatout, Inc. manufactures and markets healthy, premium flatbreads, wraps, and snack crisps.

•	Goldco, Inc. owns and operates Burger King quick serve restaurants as a franchisee in Alabama, Florida, and Georgia.

•	HealthDrive Corporation is a provider of multi-specialty, on-site healthcare services to residents of its extended care facilities.

•	idX Corporation is a global provider of merchandise display solutions.

•	IZI Medical Products, Inc. is a provider of medical markers used in procedures in Radiology, Radiation Therapy, Orthopedics, Ear, Nose, and Throat, and Image Guided Surgeries.

•	JTC Education, Inc. is a platform of postsecondary for-profit schools focused on nursing and allied health.

•	Lighting by Gregory, LLC is a retailer that sells brand-name luxury lighting products through a website and a traditional brick-and-mortar showroom.

•	Martini Park LLC is a nightlife concept offering live entertainment, DJ music, menu of finger food, and a selection of martinis as well as cocktails, wines, and spirits.

•	MK Network, LLC is a medical communications and continuing medical education company. MK Network’s medical communication services assist pharmaceutical and biotechnology brand teams with educating healthcare professionals on the features, benefits and appropriate prescribing of drugs.

•	Nicos Polymers & Grinding, Inc. provides post-industrial plastic size reduction and reclamation services.

•	O’Currance, Inc. provides telemarketing, telesales, and call center operations for clients in a wide range of industries. It deploys a unique mix of home-based and brick and mortar center-based sales representatives to handle inbound consumer calls from marketing promotions.

•	Pacific Press Technologies, Inc. is a leading manufacturer of a wide range of highly engineered, specialized plastic and metal forming equipment, as well as complementary tooling, parts, refurbishment and repair and maintenance services.

•	Premier Trailer and Leasing, Inc. provides long-term and short-term leases on truck trailers for periods ranging from a single month to several years.

•	Psilos Group Partners IV, LP is a private fund that makes venture capital investments in the healthcare sector.

•	Rail Acquisition Corp. is a designer, manufacturer, and distributor of linear slides and precision mechanical and electro-mechanical products for original equipment manufacturers in the computer hardware, telecommunications, and industrial equipment markets.

•	Repechage Investments Limited is an investment company that holds investments in the restaurant, transportation, service and real estate sectors.

•	Riverlake Equity Partners II, LP is a private fund that invests in growing middle market healthcare and technology oriented companies.

•	Riverside Fund IV, LP is a private fund that invests in growing middle market healthcare and technology oriented companies.

•	Rose Tarlow, Inc. is a designer and marketer of high-end furniture and fabric products.

•	Storytellers Theaters Corporation is an operator of theaters in New Mexico, Colorado, Arizona, and Wyoming.

•	TBA Global, LLC engages in designing, producing, and executing corporate events and consumer marketing programs.

•	Tegra Medical, LLC is a full service medical device contract manufacturer, providing a one-stop shop with expertise in metal grinding, precision laser welding and cutting, and wire EDM capabilities.

•	Traffic Control and Safety Corporation sells, rents, and services traffic control equipment and personal safety supplies. It also provides safety training seminars and designs and implements traffic control plans.

•	Trans-Trade, Inc. is a non-asset based logistics company that provides custom house brokerage, international freight forwarding, domestic transportation, warehousing & distribution, reverse logistics and other supply chain services to a variety of customers.

•	Vanguard Vinyl, Inc. is a vinyl fence installer and distributor in the Western United States.

•	Western Emulsions, Inc. is a supplier of specialty patented and standard asphalt emulsions and raw asphalt used for roadway pavement preservation, repair, and restoration projects with operations in Tucson, AZ and Irwindale, CA.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors appoints our officers, who serve at the discretion of the Board of Directors. The responsibilities of the Board of Directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. The Board of Directors has an Audit Committee, a Nominating and Corporate Governance Committee, a Valuation Committee and a Compensation Committee, and may establish additional committees from time to time as necessary.

Board of Directors and Executive Officers

Our Board of Directors consists of seven members, five of whom are classified under applicable New York Stock Exchange listing standards by our Board of Directors as “independent” directors and under Section 2(a)(19) of the 1940 Act as non-interested persons. Pursuant to our restated certificate of incorporation, our Board of Directors is divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Our restated certificate of incorporation also gives our Board of Directors sole authority to appoint directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

Directors

Information regarding our Board of Directors is set forth below. We have divided the directors into two groups — independent directors and interested directors. Interested directors are “interested persons” of Fifth Street Finance Corp. as defined in Section 2(a)(19) of the 1940 Act.

The address for each director is c/o Fifth Street Finance Corp., 10 Bank Street, Suite 1210, White Plains, NY 10606.

		Director	Expiration of
Name	Age	Since	Term

Independent Directors
Brian S. Dunn	38	2007	2011
Richard P. Dutkiewicz	54	2010	2013
Byron J. Haney	49	2007	2011
Frank C. Meyer	66	2007	2013
Douglas F. Ray	42	2007	2013
Interested Directors
Leonard M. Tannenbaum	38	2007	2012
Bernard D. Berman	39	2009	2012

Executive Officers

The following persons serve as our executive officers in the following capacities:

Name	Age	Position(s) Held

Leonard M. Tannenbaum	38	Chief Executive Officer
Bernard D. Berman	39	President, Chief Compliance Officer and Secretary
William H. Craig	54	Chief Financial Officer
Marc A. Goodman	52	Chief Investment Officer

The address for each executive officer is c/o Fifth Street Finance Corp., 10 Bank Street, Suite 1210, White Plains, NY 10606.

Biographical Information

Independent Directors

•	Brian S. Dunn. Mr. Dunn has been a member of our Board of Directors since December 2007. Mr. Dunn has over 15 years of marketing, logistical and entrepreneurial experience. He founded and turned around direct marketing divisions for several consumer-oriented companies. Since June 2006, Mr. Dunn has been the marketing director for Lipenwald, Inc., a direct marketing company that markets collectibles and mass merchandise. Prior to that, from February 2001 to June 2006, he was sole proprietor of BSD Trading/Consulting. Mr. Dunn graduated from the Wharton School of the University of Pennsylvania in 1993 with a B.S. in Economics.

•	Richard P. Dutkiewicz. Mr. Dutkiewicz has been a member of our Board of Directors since February 2010. Since April 2010, Mr. Dutkiewicz has been the executive vice president and chief financial officer of Real Mex Restaurants, Inc. Mr. Dutkiewicz previously served as chief financial officer of Einstein Noah Restaurant Group from October 2003 to March 2010. From May 2003 to October 2003, Mr. Dutkiewicz was vice president -information technology of Sirenza Microdevices, Inc. In May 2003, Sirenza Microdevices, Inc. acquired Vari-L Company, Inc. From January 2001 to May 2003, Mr. Dutkiewicz was vice president-finance, and chief financial officer of Vari-L Company, Inc. From April 1995 to January 2001, Mr. Dutkiewicz was vice president-finance, chief financial officer, secretary and treasurer of Coleman Natural Products, Inc., located in Denver, Colorado. Mr. Dutkiewicz’s previous experience includes senior financial management positions at Tetrad Corporation, MicroLithics Corporation and various divisions of United Technologies Corporation. Mr. Dutkiewicz began his career as an Audit Manager at KPMG LLP. Mr. Dutkiewicz received a B.B.A. degree from Loyola University of Chicago.

•	Byron J. Haney. Mr. Haney has been a member of our Board of Directors since December 2007. From 1994 until 2009, Mr. Haney worked for Resurgence Asset Management LLC, during which time he most recently served as managing director and chief investment officer. Mr. Haney previously served on the Board of Directors of Sterling Chemicals, Inc., and Furniture.com. Mr. Haney has more than 20 years of business experience, including having served as chief financial officer of a private retail store chain and as an auditor with Touche Ross & Co., a predecessor of Deloitte & Touche LLP. Mr. Haney earned his B.S. in Business Administration from the University of California at Berkeley and his M.B.A. from the Wharton School of the University of Pennsylvania.

•	Frank C. Meyer. Mr. Meyer has been a member of our Board of Directors since December 2007. Mr. Meyer is a private investor who was chairman of Glenwood Capital Investments, LLC, an investment adviser specializing in hedge funds, which he founded in January of 1988 and from which he resigned in January of 2004. As of October of 2000, Glenwood has been a wholly-owned subsidiary of the Man Group, PLC, an investment adviser based in England specializing in alternative investment strategies. Since leaving Glenwood in 2004, Mr. Meyer has focused on serving as a director for various companies. During his career, Mr. Meyer has served as an outside director on a several companies, including Quality Systems, Inc. (a public company specializing in software for medical and dental professionals), Bernard Technologies, Inc. (a firm specializing in development of industrial processes using chlorine dioxide), and Centurion Trust Company of Arizona (where he served as a non-executive Chairman until its purchase by GE Financial). Currently, he is on the Board of Directors of Einstein-Noah Restaurant Group, Inc., a firm operating in the quick casual segment of the restaurant industry, and United Capital Financial Partners, Inc., a firm that converts transaction-oriented brokers into fee-based financial planners. He is also on the Board of Directors of three investment funds run by Ferox Capital Management, Limited, an investment manager based in the United Kingdom that specializes in convertible bonds. Mr. Meyer received his B.A. and M.B.A. from the University of Chicago.

•	Douglas F. Ray. Mr. Ray has been a member of our Board of Directors since December 2007. Since August 1995, Mr. Ray has worked for Seavest Inc., a private investment and wealth management firm based in White

Plains, New York. He currently serves as the president of Seavest Inc. Mr. Ray has more than 14 years experience acquiring, developing, financing and managing a diverse portfolio of real estate investments, including three healthcare properties funds. Mr. Ray previously served on the Board of Directors of Nat Nast, Inc., a luxury men’s apparel company. Prior to joining Seavest, Mr. Ray worked in Washington, D.C. on the staff of U.S. Senator Arlen Specter and as a research analyst with the Republican National Committee. Mr. Ray holds a B.A. from the University of Pittsburgh.

Interested Directors

•	Leonard M. Tannenbaum, CFA. Mr. Tannenbaum has been our chief executive officer since October 2007 and the chairman of our Board of Directors since December 2007, and was our president from October 2007 through February 2010. He is also the managing partner of our investment adviser. Since founding his first private investment firm in 1998, Mr. Tannenbaum has founded a number of private investment firms, including Fifth Street Capital LLC, and he has served as managing member of each firm. Prior to launching his first firm, Mr. Tannenbaum gained extensive small-company experience as an equity analyst for Merrill Lynch and a partner in a $50 million small company hedge fund. In addition to serving on our Board of Directors, Mr. Tannenbaum currently serves on the Board of Directors of several Greenlight Capital affiliated entities (Greenlight Capital Offshore, Ltd., Greenlight Capital Offshore Qualified, Ltd., Greenlight Masters Offshore, Ltd., and Greenlight Masters Offshore I, Ltd.) and has previously served on the Boards of Directors of five other public companies, including Einstein Noah Restaurant Group, Inc., Assisted Living Concepts, Inc., WesTower Communications, Inc., Cortech, Inc. and General Devices, Inc. Mr. Tannenbaum has also served on four audit committees and five compensation committees, of which he has acted as chairperson for one of such audit committees and four of such compensation committees. Mr. Tannenbaum graduated from the Wharton School of the University of Pennsylvania, where he received a B.S. in Economics. Subsequent to his undergraduate degree from the University of Pennsylvania, Mr. Tannenbaum received an M.B.A. in Finance from the Wharton School as part of the Submatriculation Program. He is a holder of the Chartered Financial Analyst designation and he is also a member of the Young Presidents’ Organization.

•	Bernard D. Berman. Mr. Berman has been a member of our Board of Directors since February 2009. He has also been our president since February 2010, our chief compliance officer since April 2009 and our secretary since October 2007. Mr. Berman is also a partner of our investment adviser and serves on its investment committee. Mr. Berman is responsible for the operations of the Company. Prior to joining Fifth Street in 2004, Mr. Berman was a corporate attorney from 1995 to 2004, during which time he negotiated and structured a variety of investment transactions. Mr. Berman graduated from Boston College Law School. He received a B.S. in Finance from Lehigh University.

Non-Director Executive Officers

•	William H. Craig. Mr. Craig has been our chief financial officer since October 2007 and was our chief compliance officer from December 2007 through April 2009. Prior to joining Fifth Street, from March 2005 to October 2007, Mr. Craig was an executive vice president and chief financial officer of Vital-Signs, Inc., a medical device manufacturer that was later acquired by General Electric Company’s GE Healthcare unit in October 2008. Prior to that, from January 2004 to March 2005, he worked as an interim chief financial officer and Sarbanes-Oxley consultant. From 1999 to 2004, Mr. Craig served as an executive vice president for finance and administration and chief financial officer for Matheson Trigas, Inc., a manufacturer and marketer of industrial gases and related equipment. Mr. Craig’s prior experience includes stints at GE Capital, Deloitte & Touche LLP, and GMAC, as well as merchant banking. Mr. Craig has an M.B.A. from Texas A&M University and a B.A. from Wake Forest University. Mr. Craig is a Certified Public Accountant and is Accredited in Business Valuation.

•	Marc A. Goodman. Mr. Goodman has served as our chief investment officer since April 2009 and is a senior partner of Fifth Street Management and is co-head of the Investment Committee of Fifth Street Management. Mr. Goodman has over 18 years of experience advising on, restructuring, and negotiating investments. Mr. Goodman is responsible for all portfolio management. Prior to joining Fifth Street Capital LLC in 2004, from 2003 to 2004, Mr. Goodman was a partner of Triax Capital Advisors, a consulting firm that provides management and financial advisory services to distressed companies. Mr. Goodman also served as the president of Cross River Consulting, Inc. from June 1998 to January 2005. Previously, he was with the law firm of Kramer, Levin, Naftalis & Frankel LLP and the law firm of Otterbourg, Steindler, Houston & Rosen, P.C. Mr. Goodman graduated from Cardozo Law School, and has a B.A. in Economics from New York University.

Committees of the Board of Directors

Our Board of Directors met 11 times during our 2009 fiscal year. Our Board of Directors has established the committees described below. Our Corporate Governance Policy, Code of Business Conduct and Ethics, our and our investment adviser’s Code of Ethics as required by the 1940 Act and our Board Committee charters are available at our corporate governance webpage at http://ir.fifthstreetfinance.com/governance.cfm and are also available to any stockholder who requests them by writing to our secretary, Bernard Berman, at Fifth Street Finance Corp., 10 Bank Street, Suite 1210, White Plains, NY 10606, Attention: Corporate Secretary.

Audit Committee

The Audit Committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal control over financial reporting. The members of the Audit Committee are Messrs. Dunn, Dutkiewicz and Haney, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the New York Stock Exchange corporate governance listing standards. Mr. Haney serves as the chairman of the Audit Committee. Our Board of Directors has determined that Mr. Haney is an “audit committee financial expert” as defined under SEC rules. The Audit Committee met six times during our 2009 fiscal year.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for determining criteria for service on our Board of Directors, identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board of Directors or a committee of the Board of Directors, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the self-evaluation of the Board of Directors and its committees and evaluation of our management. The Nominating and Corporate Governance Committee considers nominees properly recommended by our stockholders. The members of the Nominating and Corporate Governance Committee are Messrs. Dunn, Haney and Ray, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the New York Stock Exchange corporate governance listing standards. Mr. Dunn serves as the chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee met two times during our 2009 fiscal year.

The Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our restated and amended bylaws and any other applicable law, rule or regulation regarding director nominations. Stockholders may submit candidates for nomination for our board of directors by writing to: Board of Directors, Fifth Street Finance Corp., 10 Bank Street, Suite 1210, White Plains, NY 10606. When submitting a nomination to us for consideration, a stockholder must provide certain information about each person whom the stockholder proposes to nominate for election as a director, including: (i) the name, age, business address and residence address of the person; (ii) the principal occupation or employment of the person; (iii) the class or series and number of shares of our capital stock owned beneficially or of record by the persons; and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a director if elected.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following facts:

•	the appropriate size and composition of our Board;

•	our needs with respect to the particular talents and experience of our directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of our Board;

•	the capacity and desire to serve as a member of our board of directors and to represent the balanced, best interests of our stockholders as a whole;

•	experience with accounting rules and practices; and

•	the desire to balance the considerable benefit of continuity with the periodic addition of the fresh perspective provided by new members.

The Nominating and Corporate Governance Committee’s goal is to assemble a board of directors that brings us a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider such other factors as it may deem are in our best interests and those of our stockholders. The Nominating and Corporate Governance Committee also believes it appropriate for certain key members of our management to participate as members of the Board.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating and Corporate Governance Committee and Board are polled for suggestions as to individuals meeting the criteria of the Nominating and Corporate Governance Committee. Research may also be performed to identify qualified individuals. We have not engaged third parties to identify or evaluate or assist in identifying potential nominees to the Board.

Valuation Committee

The Valuation Committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of our loans and investments. The Valuation Committee is responsible for reviewing and approving for submission to our Board of Directors, in good faith, the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The Board of Directors and Valuation Committee will utilize the services of an independent valuation firm to help determine the fair value of these securities. The Valuation Committee is presently composed of Messrs. Dutkiewicz, Haney, Meyer and Ray, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the New York Stock Exchange corporate governance listing standards. Mr. Meyer serves as the chairman of the Valuation Committee. The Valuation Committee met on four occasions during our 2009 fiscal year.

Compensation Committee

The Compensation Committee is responsible for reviewing and approving the reimbursement by us of the compensation of our chief financial officer and his staff, and the staff of our chief compliance officer. The current members of the Compensation Committee are Messrs. Dunn, Meyer and Ray, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the NYSE corporate governance listing standards. Mr. Ray serves as the chairman of the Compensation Committee. As discussed below, currently, none of our executive officers are compensated by us. The Compensation Committee met one time during our 2009 fiscal year.

Executive Compensation

Compensation of Directors

The following table sets forth compensation of our directors for the year ended September 30, 2009.

	Fees Earned or
Name	Paid in Cash(1)(2)	Total

Interested Directors
Bernard D. Berman	—	—
Leonard M. Tannenbaum	—	—
Bruce E. Toll(3)	$2,000	$2,000
Independent Directors
Adam C. Berkman(4)	$50,500	$50,500
Brian S. Dunn	$56,500	$56,500
Byron J. Haney	$70,500	$70,500
Frank C. Meyer	$77,000	$77,000
Douglas F. Ray	$53,750	$53,750

(1)	For a discussion of the independent directors’ compensation, see below.

(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

(3)	Mr. Toll did not stand for re-election at the 2009 annual meeting and his term expired at such meeting.

(4)	Mr. Berkman resigned from the Board of Directors on February 24, 2010 due to personal time constraints.

For the year ended September 30, 2009, the independent directors received an annual retainer fee of $25,000, payable once per year if the director attended at least 75% of the meetings held during the previous year, plus $2,000 for each board meeting in which the director attended in person and $1,000 for each board meeting in which the director participated other than in person, and reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting. The independent directors also received $1,000 for each committee meeting in which they attended in person and $500 for each committee meeting in which they participated other than in person, in connection with each committee meeting of the Board that they attended, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting not held concurrently with a board meeting.

In addition, the Chairman of the Audit Committee received an annual retainer of $20,000, while the Chairman of the Valuation Committee and the Chairman of the Nominating and Corporate Governance Committee each received an annual retainer of $30,000 and $5,000, respectively. No compensation was paid to directors who are interested persons of us as defined in the 1940 Act, except that we paid Mr. Toll all applicable board fees for the period of time during the fiscal year ended September 30, 2009 that he served as a member of the Board.

Effective as of October 1, 2009, the annual retainer fee received by the independent directors was increased to $30,000, payable once per year if the director attends at least 75% of the meetings held during the previous year, and the annual retainer fee paid to the chairman of the Valuation Committee of our Board was reduced to $20,000 from $30,000.

Compensation of Executive Officers

None of our executive officers receive direct compensation from us. The compensation of the principals and other investment professionals of our investment adviser are paid by our investment adviser. Compensation paid to William H. Craig, our chief financial officer, is set by our administrator, FSC, Inc., and is subject to reimbursement by us of an allocable portion of such compensation for services rendered to us. FSC, Inc. has voluntarily determined to forgo receiving reimbursement for the services performed for us by our chief compliance officer, Bernard D. Berman, given his compensation arrangement with our investment adviser. However, although FSC, Inc. currently intends to forgo its right to receive such reimbursement, it is under no obligation to do so and may cease to do so at any time in the future. During fiscal year 2009, we reimbursed FSC, Inc. approximately $704,000 for the allocable portion of compensation expenses incurred by FSC, Inc. on behalf of Mr. Craig and other support personnel, pursuant to the administration agreement with FSC, Inc.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our investment adviser, and its Investment Committee, which currently consists of Leonard M. Tannenbaum, our chief executive officer and managing partner of our investment adviser, Marc A. Goodman, our chief investment officer and senior partner of our investment adviser, Bernard D. Berman, our president, chief compliance officer and secretary and a partner of our investment adviser, and Ivelin M. Dimitrov, a partner of our investment adviser. For more information regarding the business experience of Messrs. Tannenbaum, Berman, Goodman and Dimitrov, see “Business — The Investment Adviser,” “— Biographical Information — Interested Directors” and “— Non-Director Executive Officers.”

Investment Personnel

Our investment adviser’s investment personnel consists of its portfolio managers and principals, Messrs. Tannenbaum, Goodman, Alva, Berman, Dimitrov and Craig, who, in addition to our investment adviser’s Investment Committee, are primarily responsible for the day-to-day management of our portfolio.

The portfolio managers of our investment adviser will not be employed by us, and will receive no compensation from us in connection with their activities. The portfolio managers receive compensation that includes an annual base salary, an annual individual performance bonus, contributions to 401(k) plans, and a portion of the incentive fee or carried interest earned in connection with their services.

As of March 31, 2010, the portfolio managers of our investment adviser were also responsible for the day-to-day portfolio management of Fifth Street Mezzanine Partners II, L.P., a private investment fund that as of that date had total commitments of $157.1 million and assets of approximately $67.0 million. Fifth Street Mezzanine Partners II, L.P. and Fifth Street have similar investment objectives, however, Fifth Street Mezzanine Partners II, L.P. generally is fully committed and, other than follow-on investments in existing portfolio companies, is no longer making investments. However, the portfolio managers of our investment adviser could face conflicts of interest in the allocation of investment opportunities to Fifth Street and Fifth Street Mezzanine Partners II, L.P. in certain circumstances.

Below are the biographies for the portfolio managers whose biographies are not included elsewhere in this prospectus.

•	Juan E. Alva. Mr. Alva is a partner of our investment adviser. Mr. Alva joined our investment adviser in January 2007 and is responsible for deal origination in the Western United States. From March 1993 to January 2000, he worked at Goldman, Sachs & Co., in its investment banking division, focusing on mergers & acquisitions and corporate finance transactions. Mr. Alva was also chief financial officer of ClickServices.com, Inc., a software company, from 2000 to 2002, and most recently, from 2003 to 2006 he was a senior investment banker at Trinity Capital LLC, a boutique investment bank focused on small-cap transactions. Mr. Alva graduated from the University of Pennsylvania with a B.S. from the Wharton School and a B.S.E. from the School of Engineering and Applied Science.

•	Ivelin M. Dimitrov. Mr. Dimitrov is a partner of our investment adviser. Mr. Dimitrov joined our investment adviser in May 2005 and is responsible for evaluation of new investment opportunities, deal structuring, and portfolio monitoring, in addition to managing the Associate and Analyst team. Mr. Dimitrov is the chairman of our investment adviser’s internal valuation committee. He has prior experience in financial analysis, valuation, and investment research working with companies in the United States, as well as Europe. Mr. Dimitrov graduated from the Carroll Graduate School of Management at Boston College with an M.S. in Finance and has a B.S. in Business Administration from the University of Maine.

The table below shows the dollar range of shares of common stock beneficially owned by each portfolio manager of our investment adviser as of March 31, 2010.

Name of Portfolio Manager	Dollar Range of Equity Securities in Fifth Street(1)(2)(3)

Leonard M. Tannenbaum	Over $1,000,000
Marc A. Goodman	$500,001 — $1,000,000
Juan E. Alva	$100,001 — $500,000
Bernard D. Berman	$100,001 — $500,000
Ivelin M. Dimitrov	$50,001 — $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned by our directors is based on a stock price of $11.61 per share as of March 31, 2010.

(3)	The dollar range of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

INVESTMENT ADVISORY AGREEMENT

Overview of Our Investment Adviser

Management Services

Our investment adviser, Fifth Street Management, is registered as an investment adviser under the Investment Advisers Act of 1940, or the “Advisers Act.” Our investment adviser serves pursuant to the investment advisory agreement in accordance with the 1940 Act. Subject to the overall supervision of our Board of Directors, our investment adviser manages our day-to-day operations and provides us with investment advisory services. Under the terms of the investment advisory agreement, our investment adviser:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	determines what securities we purchase, retain or sell;

•	identifies, evaluates and negotiates the structure of the investments we make; and

•	executes, monitors and services the investments we make.

Our investment adviser’s services under the investment advisory agreement may not be exclusive and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management Fee

We pay our investment adviser a fee for its services under the investment advisory agreement consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to our investment adviser and any incentive fees earned by our investment adviser will ultimately be borne by our common stockholders.

Base Management Fee

The base management fee is calculated at an annual rate of 2% of our gross assets, which includes any borrowings for investment purposes. The base management fee is payable quarterly in arrears, and is calculated based on the value of our gross assets at the end of each fiscal quarter, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during such quarter. The base management fee for any partial month or quarter will be appropriately pro rated. Our investment adviser permanently waived the portion of the base management fee attributable to cash and cash equivalents (as defined in the notes to our Consolidated Financial Statements) as of the end of each quarter beginning March 31, 2010. As a result, our base management fee will be calculated at an annual rate of 2% of our gross assets, including any investments made with borrowings, but excluding any cash and cash equivalents (as defined in the notes to our Consolidated Financial Statements) as of the end of each quarter.

Incentive Fee

The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on our “Pre-Incentive Fee Net Investment Income” for the immediately preceding fiscal quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the fiscal quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement with FSC, Inc., and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding fiscal quarter, will be compared to a “hurdle rate” of 2% per quarter (8% annualized), subject to a “catch-up” provision measured as of the end of each fiscal quarter. Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee. The operation of the incentive fee with respect to our Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•	no incentive fee is payable to the investment adviser in any fiscal quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the “preferred return” or “hurdle”).

•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to the investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter.

•	20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to the investment adviser once the hurdle is reached and the catch-up is achieved.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on “Pre-Incentive Fee Net Investment Income”
Pre-Incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment
Income allocated to income-related portion of incentive fee

The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date) and equals 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees, provided that, the incentive fee determined as of September 30, 2008 was calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from inception.

Example 1: Income Related Portion of Incentive Fee for Each Fiscal Quarter

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate(1) = 2%

Management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income − (management fee + other expenses) = 0.55%

Pre-Incentive Fee Net Investment Income does not exceed hurdle rate, therefore there is no income-related incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.9%

Hurdle rate(1) = 2%

Management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income − (management fee + other expenses) = 2.2%

Incentive fee = 100% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)
= 100% × (2.2% – 2%)
= 0.2%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the income related portion of the incentive fee is 0.2%.

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%

Hurdle rate(1) = 2%

Management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income − (management fee + other expenses) = 2.8%

Incentive fee = 100% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)

Incentive fee = 100% × “catch-up” + (20% × (Pre-Incentive Fee Net Investment Income – 2.5%))

Catch up = 2.5% – 2%
= 0.5%

Incentive fee = (100% × 0.5%) + (20% × (2.8% – 2.5%))
= 0.5% + (20% × 0.3%)
= 0.5% + 0.06%
= 0.56%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, and fully satisfies the “catch-up” provision, therefore the income related portion of the incentive fee is 0.56%.

(1)	Represents 8% annualized hurdle rate.

(2)	Represents 2% annualized base management fee.

(3)	Excludes organizational and offering expenses.

(4)	The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our net investment income exceeds 2.5% in any fiscal quarter.

Example 2: Capital Gains Portion of Incentive Fee(*):

Alternative 1:

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3: FMV of Investment B determined to be $25 million

Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

Year 1: None

Year 2: Capital gains incentive fee of $6 million — ($30 million realized capital gains on sale of Investment A multiplied by 20%)

Year 3: None — $5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

Year 4: Capital gains incentive fee of $200,000 — $6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains incentive fee taken in Year 2)

Alternative 2

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4: FMV of Investment B determined to be $35 million

Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

Year 1: None

Year 2: $5 million capital gains incentive fee — 20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

Year 3: $1.4 million capital gains incentive fee(1) — $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains incentive fee received in Year 2

Year 4: None

Year 5: None — $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains incentive fee paid in Year 2 and Year 3(2)

*	The hypothetical amounts of returns shown are based on a percentage of our total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.

(1)	As illustrated in Year 3 of Alternative 1 above, if Fifth Street were to be wound up on a date other than its fiscal year end of any year, Fifth Street may have paid aggregate capital gains incentive fees that are more than the amount of such fees that would be payable if Fifth Street had been wound up on its fiscal year end of such year.

(2)	As noted above, it is possible that the cumulative aggregate capital gains fee received by our investment adviser ($6.4 million) is effectively greater than $5 million (20% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($25 million)).

Payment of Our Expenses

Our primary operating expenses are the payment of a base management fee and any incentive fees under the investment advisory agreement and the allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement. Our investment management fee compensates our investment adviser for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	offering expenses;

•	the investigation and monitoring of our investments;

•	the cost of calculating our net asset value;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	management and incentive fees payable pursuant to the investment advisory agreement;

•	fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms);

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events);

•	federal and state registration fees;

•	any exchange listing fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	costs of proxy statements, stockholders’ reports and notices;

•	costs of preparing government filings, including periodic and current reports with the SEC;

•	fidelity bond, liability insurance and other insurance premiums; and

•	printing, mailing, independent accountants and outside legal costs and all other direct expenses incurred by either our investment adviser or us in connection with administering our business, including payments under the administration agreement that will be based upon our allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement and the compensation of our chief financial officer and chief compliance officer, and their staff. FSC, Inc. has voluntarily determined to forgo receiving reimbursement for the services performed for us by our chief compliance officer, Bernard D. Berman, given his compensation arrangement with our investment adviser. However, although FSC, Inc. currently intends to forgo its right to receive such reimbursement, it is under no obligation to do so and may cease to do so at any time in the future.

Duration and Termination

The investment advisory agreement was first approved by our Board of Directors on December 13, 2007 and by a majority of the limited partners of Fifth Street Mezzanine Partners III, L.P. through a written consent first solicited on December 14, 2007. On March 14, 2008, our Board of Directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, approved an amendment to the investment advisory agreement that revised the investment advisory agreement to clarify the calculation of the base management fee. Such amendment was also approved by a majority of our outstanding voting securities through a written consent first solicited on April 7, 2008. Unless earlier terminated as described below, the investment advisory agreement, as amended, will remain in effect for a period of two years from the date it was approved by the Board of Directors and will remain in effect from year-to-year thereafter if approved annually by the Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment advisory agreement will automatically terminate in the event of its assignment. The investment advisory agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. The investment advisory agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.

Indemnification

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, our investment adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our investment adviser’s services under the investment advisory agreement or otherwise as our investment adviser.

Organization of our Investment Adviser

Our investment adviser is a Delaware limited liability company that registered as an investment adviser under the Advisers Act. The principal address of our investment adviser is 10 Bank Street, Suite 1210, White Plains, NY 10606.

Board Approval of the Investment Advisory Agreement

At a meeting of our Board of Directors held on February 24, 2010, our Board of Directors unanimously voted to approve the investment advisory agreement. In reaching a decision to approve the investment advisory agreement, the Board of Directors reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by Fifth Street Management;

•	the fee structures of comparable externally managed business development companies that engage in similar investing activities; and

•	our projected operating expenses and expense ratio compared to business development companies with similar investment objectives;

•	any existing and potential sources of indirect income to Fifth Street Management from its relationship with us and the profitability of that relationship, including through the investment advisory agreement;

•	information about the services to be performed and the personnel performing such services under the investment advisory agreement;

•	the organizational capability and financial condition of Fifth Street Management and its affiliates; and

•	various other matters.

Based on the information reviewed and the discussions detailed above, the Board of Directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, concluded that the investment advisory fee rates and terms are reasonable in relation to the services provided and approved the investment advisory agreement and the administration agreement as being in the best interests of our stockholders.

ADMINISTRATION AGREEMENT

We have also entered into an administration agreement with FSC, Inc. under which FSC, Inc. provides administrative services for us, including office facilities and equipment and clerical, bookkeeping and recordkeeping services at such facilities. Under the administration agreement, FSC, Inc. also performs, or oversees the performance of, our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, FSC, Inc. assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. For providing these services, facilities and personnel, we reimburse FSC, Inc. the allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief financial officer and chief compliance officer, and their staff. FSC, Inc. has voluntarily determined to forgo receiving reimbursement for the services performed for us by our chief compliance officer, Bernard D. Berman, given his compensation arrangement with our investment adviser. However, although FSC, Inc. currently intends to forgo its right to receive such reimbursement, it is under no obligation to do so and may cease to do so at any time in the future. FSC, Inc. may also provide on our behalf managerial assistance to our portfolio companies. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The administration agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, FSC, Inc. and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of services under the administration agreement or otherwise as administrator for us.

LICENSE AGREEMENT

We have also entered into a license agreement with Fifth Street Capital LLC pursuant to which Fifth Street Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Fifth Street.” Under this agreement, we will have a right to use the “Fifth Street” name, for so long as Fifth Street Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Fifth Street” name.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into an investment advisory agreement with Fifth Street Management, our investment adviser. Fifth Street Management is controlled by Leonard M. Tannenbaum, its managing member and the chairman of our Board and our chief executive officer. Pursuant to the investment advisory agreement, fees payable to our investment adviser will be equal to (a) a base management fee of 2.0% of the value of our gross assets, which includes any borrowings for investment purposes, and (b) an incentive fee based on our performance. Our investment adviser has agreed to permanently waive that portion of its base management fee attributable to our assets held in the form of cash and cash equivalents as of the end of each quarter beginning on March 31, 2010. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement) and equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee.

The investment advisory agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other. Since we entered into the investment advisory agreement in December 2007, we have paid our investment adviser $8,375,878 and $13,729,321 for the fiscal years ended September 30, 2008 and September 30, 2009, respectively, under the investment advisory agreement.

Pursuant to the administration agreement with FSC, Inc., which is controlled by Mr. Tannenbaum, FSC, Inc. will furnish us with the facilities and administrative services necessary to conduct our day-to-day operations, including equipment, clerical, bookkeeping and recordkeeping services at such facilities. In addition, FSC, Inc. will assist us in connection with the determination and publishing of our net asset value, the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders. We will pay FSC, Inc. our allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our chief financial officer and our chief compliance officer, and their staff. FSC, Inc. has voluntarily determined to forgo receiving reimbursement for the services performed for us by our chief compliance officer, Bernard D. Berman, given his compensation arrangement with our investment adviser. However, although FSC, Inc. currently intends to forgo its right to receive such reimbursement, it is under no obligation to do so and may cease to do so at any time in the future. The administration agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other. Since we entered into the administration agreement in December 2007, we have paid FSC, Inc. $1,569,912 and $1,295,512 for the fiscal years ended September 30, 2008 and September 30, 2009, respectively, under the administration agreement.

We have also entered into a license agreement with Fifth Street Capital LLC pursuant to which Fifth Street Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Fifth Street.” Under this agreement, we will have a right to use the “Fifth Street” name, for so long as Fifth Street Management LLC or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Fifth Street” name. Fifth Street Capital LLC is controlled by Mr. Tannenbaum, its managing member.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own 5% or more of the outstanding shares of our common stock;

•	each of our directors and each executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Unless otherwise indicated, percentage of beneficial ownership is based on 45,282,596 shares of common stock outstanding as of March 31, 2010.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, and maintains an address c/o Fifth Street Finance Corp., 10 Bank Street, Suite 1210, White Plains, NY 10606.

	Number of
	Shares Owned
Name	Beneficially	Percentage

Stockholders Owning 5% or greater of our Outstanding Shares
Greenlight Entities(1)	2,284,492	5.04%
Interested Directors:
Leonard M. Tannenbaum(2)	1,391,557	3.07%
Bernard D. Berman(3)	11,468	*
Independent Directors:
Brian S. Dunn(4)	6,000	*
Richard P. Dutkiewicz(4)	1,000	*
Byron J. Haney(4)	10,000	*
Frank C. Meyer	95,304	*
Douglas F. Ray	2,500	*
Executive Officers:
William H. Craig(5)	9,754	*
Marc A. Goodman	55,531	*
All officers and directors as a group (nine persons)	1,583,114	3.50%

*	Represents less than 1%.

(1)	Based upon information contained in the Schedule 13G/A filed by (i) Greenlight Capital, L.L.C.; (ii) Greenlight Capital, Inc.; (iii) DME Advisors, L.P.; (iv) DME Advisors GP, L.L.C. and (v) David Einhorn on February 16, 2010 (collectively, the “Greenlight Entities”). Greenlight Capital, L.L.C. (“Greenlight LLC”) may be deemed the beneficial owner of 1,014,322 shares of common stock held for the account of Greenlight Capital, L.P. (“Greenlight Fund”), and Greenlight Capital Qualified, L.P. (“Greenlight Qualified”); Greenlight Capital, Inc. (“Greenlight Inc”) may be deemed the beneficial owner of 1,703,857 shares of common stock held for the accounts of Greenlight Fund, Greenlight Qualified and Greenlight Capital Offshore, Ltd. (“Greenlight Offshore”). DME Advisors, L.P. (“Advisors”) may be deemed the beneficial owner of 580,635 shares of common stock held for the account of the managed account for which Advisors acts as investment manager; DME Advisors GP, L.L.C. (“DME GP”) may be deemed the beneficial owner of 580,635 shares of common stock held for the account of the managed account for which Advisors acts as investment manager; Mr. Einhorn may be deemed the beneficial owner of 2,284,492 shares of common stock. This number consists of: (A) an aggregate of 1,014,322 shares of common stock held for the accounts of Greenlight Fund and Greenlight Qualified, (B) 689,535 shares of common stock held for the account of Greenlight Offshore, and (C) 580,635 shares of common stock held for the managed account for which Advisors acts as investment manager. Greenlight LLC is the general partner of Greenlight Fund and Greenlight Qualified; Greenlight Inc serves as investment adviser to Greenlight Offshore. Greenlight, Inc, Greenlight L.L.C., DME Advisors and DME GP are located at 2 Grand Central Tower, 140 East 45th Street, 24th Floor, New York, New York 10017. Pursuant to

Rule 13d-4, each of the Greenlight Entities disclaims all such beneficial ownership except to the extent of their pecuniary interest in any shares of common stock, if applicable.

(2)	The total number of shares reported includes: 1,381,557 shares of which Mr. Tannenbaum is the direct beneficial owner; 99,867 shares Mr. Tannenbaum holds in a margin account; 525,000 shares Mr. Tannenbaum has pledged as security to Wachovia Bank, National Association; and 10,000 shares owned by the Leonard M. & Elizabeth T. Tannenbaum Foundation, a 501(c)(3) corporation for which Mr. Tannenbaum serves as the President. With respect to the 10,000 shares held by the Leonard M. & Elizabeth T. Tannenbaum Foundation, Mr. Tannenbaum has sole voting and investment power over all 10,000 shares, but has no pecuniary interest in, and expressly disclaims beneficial ownership of, the shares.

(3)	Includes 11,100 shares held in margin accounts.

(4)	Shares are held in a brokerage account and may be used as security on a margin basis.

(5)	Pursuant to Rule 16a-1, Mr. Craig disclaims beneficial ownership of 6,199 shares of common stock owned by his spouse.

The following table sets forth, as of March 31, 2010, the dollar range of our equity securities that is beneficially owned by each of our directors and nominees for director. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Dollar Range of Equity Securities
Beneficially Owned(1)(2)(3)

Interested Directors:
Leonard M. Tannenbaum	Over $1,000,000
Bernard D. Berman	$100,001 — $500,000
Independent Directors:
Brian S. Dunn	$50,001 — $100,000
Richard P. Dutkiewicz	$10,001 — $50,000
Byron J. Haney	$100,001 — $500,000
Frank C. Meyer	Over $1,000,000
Douglas F. Ray	$10,001 — $50,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $11.61 on March 31, 2010 on the New York Stock Exchange.

(3)	The dollar range of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have their cash distributions reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 3 days prior to the dividend payment date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 3 days prior to the dividend payment date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share. Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election. If the shareholder request is received less than 3 days prior to the dividend payment date then that dividend will be reinvested. However, all subsequent dividends will be paid out in cash on all balances.

We intend to use newly issued shares to implement the plan when our shares are trading at a premium to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the New York Stock Exchange on the distribution payment date. Market price per share on that date will be the closing price for such shares on the New York Stock Exchange or, if no sale is reported for such day, at the average of their reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan if either (1) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined net asset value of the shares; or (2) we have advised the plan administrator that since such net asset value was last determined, we have become aware of events that indicate the possibility of a material change in the per share net asset value as a result of which the net asset value of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

There will be no brokerage charges or other charges for dividend reinvestment to stockholders who participate in the plan. We will pay the plan administrator’s fees under the plan. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested dividends. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at P.O. Box 922, Wall Street Station, New York, New York, 10269-0560, or by calling the plan administrators at 1-866-665-2281.

We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 6201 15th Avenue, Brooklyn, New York, 11219, or by telephone at 1-866-665-2280.

DESCRIPTION OF OUR SECURITIES

The following description summarizes material provisions of the Delaware General Corporation Law and our restated certificate of incorporation and amended and restated bylaws. This summary is not necessarily complete, and we refer you to the Delaware General Corporation Law and our restated certificate of incorporation and amended and restated bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized capital stock consists of 150,000,000 shares of common stock, par value $0.01 per share, of which, 45,282,596 shares were outstanding as of June 3, 2010.

Our common stock is listed on the New York Stock Exchange under the ticker symbol “FSC.” No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally will not be personally liable for our debts or obligations.

Set forth below is chart describing the classes of our securities outstanding as of June 3, 2010:

(1)	(2)	(3)	(4)
		Amount Held	Amount Outstanding
	Amount	by us or for	Exclusive of Amount
Title of Class	Authorized	Our Account	Under Column 3

Common Stock	150,000,000	—	45,282,596

Under the terms of our restated certificate of incorporation, all shares of our common stock will have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefore. Shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. The holders of our common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able to elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Debt

On November 16, 2009, Funding, our wholly-owned bankruptcy remote, special purpose subsidiary, and we, entered into the Loan Agreement, with respect to the Wells Fargo facility, with Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, as administrative agent, each of the additional institutional and conduit lenders party thereto from time to time, and each of the lender agents party thereto from time to time, in the amount of $50 million with an accordion feature, which allows for potential future expansion of the Wells Fargo facility up to $100 million. The Wells Fargo facility is secured by all of the assets of Funding, and all of our equity interest in Funding. The Wells Fargo facility bears interest at LIBOR plus 4% per annum and has a maturity date of November 16, 2012. The facility may be extended for up to two additional years upon the mutual consent of Wells Fargo Securities, LLC and each of the lender parties thereto. We intend to use the net proceeds of the Wells Fargo facility to fund a portion of our loan origination activities and for general corporate purposes. As of March 31, 2010, we had no borrowings outstanding under the Wells Fargo facility.

In connection with the Wells Fargo facility, we concurrently entered into (i) a Purchase and Sale Agreement with Funding, pursuant to which we will sell to Funding certain loan assets we have originated or acquired, or will originate or acquire and (ii) a Pledge Agreement with Wells Fargo Bank, National Association, pursuant to which we pledged all of our equity interests in Funding as security for the payment of Funding’s obligations under the Loan Agreement and other documents entered into in connection with the Wells Fargo facility.

The Loan Agreement and related agreements governing the Wells Fargo facility required both Funding and us to, among other things (i) make representations and warranties regarding the collateral as well as each of our businesses, (ii) agree to certain indemnification obligations, and (iii) comply with various covenants, servicing procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary requirements for similar credit facilities. The Wells Fargo facility documents also included usual and customary default provisions such as the failure to make timely payments under the Wells Fargo facility, a change in control of Funding, and the failure by Funding or us to materially perform under the Loan Agreement and related agreements governing the Wells Fargo facility, which, if not complied with, could accelerate repayment under the Wells Fargo facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations. At March 31, 2010, we were in compliance with the terms of the Wells Fargo facility.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Under our restated certificate of incorporation, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorney’s fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. Our restated certificate of incorporation also provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

Our restated certificate of incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of Fifth Street or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures

We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his, her or its affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock.

Our restated certificate of incorporation and amended and restated bylaws provide that:

•	the Board of Directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

•	directors may be removed only for cause by the affirmative vote of the holders of two-thirds of the shares of our capital stock entitled to vote; and

•	any vacancy on the Board of Directors, however the vacancy occurs, including a vacancy due to an enlargement of the Board of Directors, may only be filled by vote of the directors then in office.

The classification of our Board of Directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

Our restated certificate of incorporation and amended and restated bylaws also provide that:

•	any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and

•	special meetings of the stockholders may only be called by our Board of Directors, chairman or chief executive officer.

Our amended and restated bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay until the next stockholders’ meeting stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Under our amended and restated bylaws and our restated certificate of incorporation, the affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock entitled to vote will be required to amend or repeal any of the provisions of our amended and restated bylaws. However, the vote of at least 66 2/3% of the shares of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, will be required to amend or repeal any provision of our restated certificate of incorporation pertaining to the Board of Directors, limitation of liability, indemnification, stockholder action or amendments to our certificate of incorporation. In addition, our restated certificate of incorporation permits our Board of Directors to amend or repeal our amended and restated bylaws by a majority vote.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;

•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•	A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust; or

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A nonresident alien individual;

•	A foreign corporation; or

•	An estate or trust that in either case is not subject to U.S. federal income tax on a net income basis on income or gain from a note.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a business development company, we have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, beginning with our 2008 taxable year. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each taxable year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a business development company under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us in taxable years beginning before January 1, 2011 to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) made in taxable years beginning before January 1, 2011 and properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such U.S. stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, U.S. stockholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 15% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses) recognized in taxable years beginning before January 1, 2011, including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. stockholders. The maximum rate on long-term capital gains for U.S. stockholders taxed at individual rates is scheduled to return to 20% for tax years beginning after December 31, 2010. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 15% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold U.S. federal income tax (“backup withholding”) currently at a rate of 28% from all distributions to any U.S. stockholder (other than a corporation (for payments before January 1, 2012), a financial institution, or a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

U.S. stockholders that hold their common stock through foreign accounts or intermediaries will be subject to U.S. withholding tax at a rate of 30% on dividends and proceeds of sale of our common stock paid after December 31, 2012 if certain disclosure requirements related to U.S. accounts are not satisfied.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

However, for taxable years beginning before January 1, 2011, if certain pending legislation is enacted, no withholding will be required with respect to certain distributions if (i) the distributions are properly designated in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Currently, we do not anticipate that any significant amount of our distributions will be designated as eligible for this proposed exemption from withholding, but no assurance can be provided that the pending legislation establishing this exemption will be enacted. Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder.

The tax consequences to Non-U.S. stockholders entitled to claim the benefits of an applicable tax treaty or that are individuals that are present in the United States for 183 days or more during a taxable year may be different from those described herein. Non-U.S. stockholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Recently enacted legislation that becomes effective after December 31, 2012, generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a 10% or greater U.S. owner or provides the withholding agent with identifying information on each 10% or greater U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their shares, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions made in taxable years beginning before January 1, 2011 would be taxable to our stockholders as ordinary dividend income that, subject to certain limitations, may be eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

REGULATION

Business Development Company Regulations

We have elected to be regulated as a business development company under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) 50% of our voting securities.

As a business development company, we will not generally be permitted to invest in any portfolio company in which our investment adviser or any of its affiliates currently have an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC. We currently do not intend to apply for an exemptive order that would permit us to co-invest with vehicles managed by our investment adviser or its affiliates.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

(i) does not have any class of securities that is traded on a national securities exchange;

(ii) has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

(iii) is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

(iv) is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2) Securities of any eligible portfolio company that we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a business development company must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement (which is substantially similar to a secured loan) involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we may be prohibited from making distribution to our stockholders or repurchasing such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company and RIC affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth” and “— Because we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us.”

Common Stock

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and that of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.”

Code of Ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and we have also approved the investment adviser’s code of ethics that was adopted by it under Rule 17j-1 under the 1940 Act and Rule 204A-1 of the Advisers Act. These codes establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may also read and copy the codes of ethics at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the codes of ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our investment adviser. The proxy voting policies and procedures of our investment adviser are set forth below. (The guidelines are reviewed periodically by our investment adviser and our non-interested directors, and, accordingly, are subject to change).

Introduction

As an investment adviser registered under the Investment Advisers Act, our investment adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of our investment adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

Our investment adviser will vote proxies relating to our securities in the best interest of our stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by us. Although our investment adviser will generally vote against proposals that may have a negative impact on our portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of our investment adviser are made by the senior officers who are responsible for monitoring each of our investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how our investment adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy voting records

You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, 10 Bank Street, Suite 1210, White Plains, NY 10606.

Other

We will be subject to periodic examination by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

•	pursuant to Rule 13a-15 of the Exchange Act, our management will be required to prepare a report regarding its assessment of our internal control over financial reporting. Our independent registered public accounting firm will be required to audit our internal control over financial reporting.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Small Business Investment Company Regulations

In August 2009, we formed Fifth Street Mezzanine Partners IV, L.P. In February 2010, Fifth Street Mezzanine Partners IV, L.P. received final approval to be licensed by the United States Small Business Administration, or SBA, as a small business investment company, or SBIC. Our SBIC subsidiary received a capital commitment from the SBA in the amount of $75 million, and will only be able to access up to half of the commitment until after it is examined by the SBA.

The SBIC license allows our SBIC subsidiary to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6 million for the two most recent fiscal years. In addition, an SBIC must devote 25% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6 million and has average annual fully taxed net income not exceeding $2 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services.

SBA regulations currently limit the amount that our SBIC subsidiary may borrow up to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing. As of March 31, 2010, our SBIC subsidiary had $75 million in regulatory capital. The SBA issued a capital commitment to our SBIC subsidiary in the amount of $75 million. Our SBIC subsidiary will not be able to access more than half of the commitment until it is examined by the SBA, and we cannot predict the timing for completion of an examination by the SBA.

The SBA restricts the ability of SBICs to repurchase their capital stock. SBA regulations also include restrictions on a “change of control” or transfer of an SBIC and require that SBICs invest idle funds in accordance with SBA regulations. In addition, our SBIC subsidiary may also be limited in its ability to make distributions to us if it does not have sufficient capital, in accordance with SBA regulations.

Our SBIC subsidiary is subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of an SBIC license does not assure that our SBIC subsidiary will receive SBA guaranteed debenture funding, which is dependent upon our SBIC subsidiary continuing to be in compliance with SBA regulations and policies. The SBA, as a creditor, will have a superior claim to our SBIC subsidiary’s assets over our stockholders in the event we liquidate our SBIC subsidiary or the SBA exercises its remedies under the SBA-guaranteed debentures issued by our SBIC subsidiary upon an event of default.

The New York Stock Exchange Corporate Governance Regulations

The New York Stock Exchange has adopted corporate governance regulations that listed companies must comply with. We are in compliance with such corporate governance listing standards applicable to business development companies.

PLAN OF DISTRIBUTION

We may sell our common stock through underwriters or dealers, “at the market” to or through a market maker or into an existing trading market or otherwise, directly to one or more purchasers or through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of our common stock will also be named in the applicable prospectus supplement.

The distribution of our common stock may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock less any underwriting commissions or discounts must equal or exceed the net asset value per share of our common stock.

In connection with the sale of our common stock, underwriters or agents may receive compensation from us or from purchasers of our common stock, for whom they may act as agents, in the form of discounts, concessions or commissions.

Underwriters may sell our common stock to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our common stock may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our common stock may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell common stock covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any of our common stock sold pursuant to a prospectus supplement will be listed on the New York Stock Exchange, or another exchange on which our common stock is traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our common stock may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our common stock from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our common stock shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our common stock may not be sold unless it has been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority, Inc. will not be greater than 10% for the sale of any securities being registered.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our portfolio securities are held under a custody agreement by Bank of America, National Association. The address of the custodian is: Bank of America Corporate Center, 100 N Tryon Street, Charlotte, NC 28255-0001. American Stock Transfer & Trust Company acts as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 59 Maiden Lane, New York, New York, 10038, telephone number: (212) 936-5100.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our investment adviser is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to our investment adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

The validity of the shares of common stock offered by this prospectus and certain other legal matters will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement, if any.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audited consolidated financial statements and schedule included in this prospectus and elsewhere in the registration statement have been so included in reliance upon the report of Grant Thornton LLP, our former independent registered public accountants, upon the authority of said firm as experts in accounting and auditing in giving said report. Grant Thornton LLP’s principal business address is 175 West Jackson Boulevard, 20th floor, Chicago IL 60604.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On February 11, 2010, we dismissed Grant Thornton LLP as our independent registered public accounting firm. During the fiscal years ended September 30, 2008 and 2009 and through February 11, 2010, there were no disagreements between us and Grant Thornton LLP with respect to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused it to make reference to the subject matter of such disagreements in its reports on the financial statements for such years.

On February 11, 2010, we engaged PricewaterhouseCoopers LLP as our new independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending September 30, 2010.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus or any prospectus supplement. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus or any prospectus supplement.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of Fifth Street and its affiliated companies. This notice supersedes any other privacy notice you may have received from Fifth Street.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

•	Authorized Employees of Our Investment Adviser. It is our policy that only authorized employees of our investment adviser who need to know your personal information will have access to it.

•	Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as recordkeeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•	Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Fifth Street Finance Corp.
Consolidated Balance Sheets
(unaudited)

	March 31,	September 30,
	2010	2009

ASSETS
Investments at fair value:
Control investments (cost 3/31/10: $12,045,029; cost 9/30/09: $12,045,029)	$8,171,182	$5,691,107
Affiliate investments (cost 3/31/10: $54,530,199; cost 9/30/09: $71,212,035)	52,052,097	64,748,560
Non-control/Non-affiliate investments (cost 3/31/10: $419,735,310; cost 9/30/09: $243,975,221)	400,642,117	229,171,470

Total investments at fair value	460,865,396	299,611,137
Cash and cash equivalents	23,468,594	113,205,287
Interest and fees receivable	4,648,429	2,866,991
Due from portfolio company	75,803	154,324
Prepaid expenses and other assets	1,785,996	49,609

Total Assets	$490,844,218	$415,887,348

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Accounts payable, accrued expenses and other liabilities	$638,800	$723,856
Base management fee payable	2,336,878	1,552,160
Incentive fee payable	2,801,562	1,944,263
Due to FSC, Inc.	551,055	703,900
Interest payable	24,537	—
Payments received in advance from portfolio companies	94,381	190,378
Offering costs payable	—	216,720

Total Liabilities	6,447,213	5,331,277

Stockholders’ Equity:
Preferred stock, $0.01 par value, 200,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.01 par value, 49,800,000 shares authorized, 45,282,596 and 37,878,987 shares issued and outstanding at March 31, 2010 and September 30, 2009	452,826	378,790
Additional paid-in-capital	518,621,766	439,989,597
Net unrealized depreciation on investments	(25,445,142)	(27,621,147)
Net realized loss on investments	(17,112,797)	(14,310,713)
Accumulated undistributed net investment income	7,880,352	12,119,544

Total Stockholders’ Equity	484,397,005	410,556,071

Total Liabilities and Stockholders’ Equity	$490,844,218	$415,887,348

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.
Consolidated Statements of Operations
(unaudited)

	Three Months	Three Months	Six Months	Six Months
	Ended March 31,	Ended March 31,	Ended March 31,	Ended March 31,
	2010	2009	2010	2009

Interest income:
Control investments	$(41,919)	$—	$182,827	$—
Affiliate investments	2,257,404	2,649,912	4,516,905	5,368,398
Non-control/Non-affiliate investments	11,874,938	6,605,804	19,548,264	13,477,109
Interest on cash and cash equivalents	5,521	10,765	201,183	89,955

Total interest income	14,095,944	9,266,481	24,449,179	18,935,462

PIK interest income:
Control investments	—	—	—	—
Affiliate investments	323,533	443,809	655,149	796,846
Non-control/Non-affiliate investments	1,981,640	1,456,893	3,611,798	2,920,641

Total PIK interest income	2,305,173	1,900,702	4,266,947	3,717,487

Fee income:
Control investments	—	—	—	—
Affiliate investments	425,261	257,258	679,038	704,171
Non-control/Non-affiliate investments	1,018,639	495,466	1,680,003	1,112,076

Total fee income	1,443,900	752,724	2,359,041	1,816,247

Dividend and other income:
Control investments	—	—	—	—
Affiliate investments	—	—	—	—
Non-control/Non-affiliate investments	11,333	—	22,666	—
Other income	—	—	—	35,396

Total dividend and other income	11,333	—	22,666	35,396

Total Investment Income	17,856,350	11,919,907	31,097,833	24,504,592

Expenses:
Base management fee	2,336,878	1,488,079	4,603,881	2,858,754
Incentive fee	2,801,562	1,871,827	4,888,826	3,924,422
Professional fees	329,014	416,925	630,619	802,868
Board of Directors fees	43,000	49,000	81,000	88,250
Interest expense	260,941	128,201	352,120	168,359
Administrator expense	318,806	241,168	570,624	421,598
General and administrative expenses	559,901	237,399	1,142,524	542,651

Total expenses	6,650,102	4,432,599	12,269,594	8,806,902
Base management fee waived	—	—	(727,067)	—

Net Expenses	6,650,102	4,432,599	11,542,527	8,806,902

Net Investment Income	11,206,248	7,487,308	19,555,306	15,697,690

Unrealized appreciation (depreciation) on investments:
Control investments	486,853	—	2,480,075	—
Affiliate investments	3,327,908	3,121,821	3,727,842	(2,747,604)
Non-control/Non-affiliate investments	(2,638,050)	4,627,913	(4,031,912)	(7,985,100)

Net unrealized appreciation (depreciation) on investments	1,176,711	7,749,734	2,176,005	(10,732,704)

Realized gain (loss) on investments:
Control investments	—	—	—	—
Affiliate investments	(2,908,084)	(4,000,000)	(2,908,084)	(4,000,000)
Non-control/Non-affiliate investments	—	(8,400,000)	106,000	(8,400,000)

Net realized loss on investments	(2,908,084)	(12,400,000)	(2,802,084)	(12,400,000)

Net increase (decrease) in net assets resulting from operations	$9,474,875	$2,837,042	$18,929,227	$(7,435,014)

Net investment income per common share — basic and diluted	$0.26	$0.33	$0.48	$0.69
Net unrealized appreciation (depreciation) per common share	0.03	0.33	0.06	(0.49)
Net realized loss per common share	(0.07)	(0.54)	(0.07)	(0.54)
Earnings (loss) per common share — basic and diluted	$0.22	$0.12	$0.47	$(0.34)
Weighted average common shares outstanding — basic and diluted	43,019,350	22,752,668	40,421,657	22,656,383

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.
Consolidated Statements of Changes in Net Assets
(unaudited)

	Six Months Ended	Six Months Ended
	March 31,	March 31,
	2010	2009

Operations:
Net investment income	$19,555,306	$15,697,690
Net unrealized appreciation (depreciation) on investments	2,176,005	(10,732,704)
Net realized loss on investments	(2,802,084)	(12,400,000)

Net increase (decrease) in net assets from operations	18,929,227	(7,435,014)

Stockholder transactions:
Distributions to stockholders from net investment income	(23,794,498)	(15,815,427)

Net decrease in net assets from stockholder transactions	(23,794,498)	(15,815,427)

Capital share transactions:
Issuance of common stock	77,537,266	—
Issuance of common stock under dividend reinvestment plan	1,168,939	1,729,790
Repurchases of common stock	—	(462,482)

Net increase in net assets from capital share transactions	78,706,205	1,267,308

Total increase (decrease) in net assets	73,840,934	(21,983,133)
Net assets at beginning of period	410,556,071	294,335,839

Net assets at end of period	$484,397,005	$272,352,706

Net asset value per common share	$10.70	$11.94

Common shares outstanding at end of period	45,282,596	22,802,821

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.
Consolidated Statements of Cash Flows
(unaudited)

	Six Months Ended	Six Months Ended
	March 31, 2010	March 31, 2009

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$18,929,227	$(7,435,014)
Net unrealized (appreciation) depreciation on investments	(2,176,005)	10,732,704
Net realized loss on investments	2,802,084	12,400,000
PIK interest income, net of cash received	(3,631,753)	(3,553,912)
Recognition of fee income	(2,359,041)	(1,816,247)
Fee income received	6,466,569	2,227,846
Accretion of original issue discount on investments	(448,427)	(400,738)
Other income	—	(35,396)
Change in operating assets and liabilities:
Increase in interest and fees receivable	(1,781,438)	(411,335)
Decrease in due from portfolio company	78,521	36,873
Increase in prepaid expenses and other assets	(1,736,387)	(258,640)
Decrease in accounts payable, accrued expenses and other liabilities	(85,056)	(124,025)
Increase in base management fee payable	784,718	106,867
Increase in incentive fee payable	857,299	57,814
Decrease in due to FSC, Inc.	(152,845)	(192,880)
Increase (decrease) in interest payable	24,537	(35,936)
Decrease in payments received in advance from portfolio companies	(95,997)	(58,306)
Purchase of investments	(177,416,609)	(47,850,000)
Proceeds from the sale of investments	4,191,721	—
Principal payments received on investments (scheduled repayments and revolver paydowns)	4,932,202	2,892,201
Principal payments received on investments (payoffs)	6,385,000	8,350,000

Net cash used by operating activities	(144,431,680)	(25,368,124)

Cash flows from financing activities:
Dividends paid in cash	(22,625,559)	(14,085,637)
Repurchases of common stock	—	(462,482)
Borrowings	38,000,000	22,000,000
Repayments of borrowings	(38,000,000)	(1,000,000)
Proceeds from the issuance of common stock	78,086,148	—
Offering costs paid	(765,602)	(268,065)

Net cash provided by financing activities	54,694,987	6,183,816

Net decrease in cash and cash equivalents	(89,736,693)	(19,184,308)
Cash and cash equivalents, beginning of period	113,205,287	22,906,376

Cash and cash equivalents, end of period	$23,468,594	$3,722,068

Supplemental Information:
Cash paid for interest	$213,855	$141,795
Non-cash financing activities:
Issuance of shares of common stock under dividend reinvestment plan	$1,168,939	$1,729,790

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments
March 31, 2010
(unaudited)

Portfolio Company/
Type of Investment (1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Control Investments(3)
Lighting By Gregory, LLC (14)(15)	Housewares & Specialties
First Lien Term Loan A, 9.75% due 2/28/2013		$5,158,489	$4,728,589	$3,324,924
First Lien Term Loan B, 14.5% due 2/28/2013		7,969,990	6,906,440	4,846,258
97.38% membership interest			410,000	—

			12,045,029	8,171,182

Total Control Investments			$12,045,029	$8,171,182

Affiliate Investments(4)
O’Currance, Inc.	Data Processing & Outsourced Services
First Lien Term Loan A, 16.875% due 3/21/2012		10,741,185	10,616,958	10,523,617
First Lien Term Loan B, 16.875%, 3/21/2012		2,314,211	2,280,235	2,380,876
1.75% Preferred Membership interest in O’Currance Holding Co., LLC			130,413	130,413
3.3% Membership Interest in O’Currance Holding Co., LLC			250,000	3,305

			13,277,606	13,038,211
MK Network, LLC	Healthcare technology
First Lien Term Loan A, 13.5% due 6/1/2012		9,500,000	9,272,590	9,225,025
First Lien Term Loan B, 17.5% due 6/1/2012		5,049,964	4,849,255	4,846,212
First Lien Revolver, Prime + 1.5% (10% floor), due 6/1/2010(10)		—	—	—
11,030 Membership Units(6)			771,575	—

			14,893,420	14,071,237
Martini Park, LLC(9)(15)	Restaurants
First Lien Term Loan, 14% due 2/20/2013		4,571,400	3,408,351	2,220,905
5% membership interest			650,000	—

			4,058,351	2,220,905
Caregiver Services, Inc.	Healthcare services
Second Lien Term Loan A, LIBOR+6.85% (12% floor) due 2/25/2013		7,855,893	7,453,752	7,808,586
Second Lien Term Loan B, 16.5% due 2/25/2013		14,463,950	13,766,672	13,554,536
1,080,399 shares of Series A Preferred Stock			1,080,398	1,358,622

			22,300,822	22,721,744

Total Affiliate Investments			$54,530,199	$52,052,097

Non-Control/Non-Affiliate Investments(7)

Portfolio Company/
Type of Investment (1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

CPAC, Inc.(9)	Household Products & Specialty Chemicals
Second Lien Term Loan, 17.5% due 4/13/2012		1,000,000	1,000,000	1,000,000

			1,000,000	1,000,000
Vanguard Vinyl, Inc.(9)	Building Products
First Lien Term Loan, 12% due 3/30/2013		7,000,000	6,811,565	5,986,783
First Lien Revolver, LIBOR+7% (10% floor) due 3/30/2013		1,750,000	1,703,947	1,498,709
25,641 Shares of Series A Preferred Stock			253,846	—
25,641 Shares of Common Stock			2,564	—

			8,771,922	7,485,492
Repechage Investments Limited	Restaurants
First Lien Term Loan, 15.5% due 10/16/2011		3,955,807	3,647,742	3,652,668
7,500 shares of Series A Preferred Stock of Elephant & Castle, Inc.			750,000	558,138

			4,397,742	4,210,806
Traffic Control & Safety Corporation	Construction and Engineering
Second Lien Term Loan, 15% due 6/29/2014		19,601,335	19,347,925	16,824,249
24,750 shares of Series B Preferred Stock			247,500	—
25,000 shares of Common Stock			2,500	—

			19,597,925	16,824,249
Nicos Polymers & Grinding Inc.(9)(15)	Environmental & facilities services
First Lien Term Loan A, LIBOR+5% (10% floor), due 7/17/2012		3,123,367	3,040,465	1,835,925
First Lien Term Loan B, 13.5% due 7/17/2012		6,079,060	5,713,125	3,346,849
3.32% Interest in Crownbrook Acquisition I LLC			168,086	—

			8,921,676	5,182,774
TBA Global, LLC(9)	Media: Advertising
Second Lien Term Loan A, LIBOR+5% (10% floor), due 8/3/2010		101,979	101,977	109,158
Second Lien Term Loan B, 14.5% due 8/3/2012		11,018,142	10,706,196	10,658,791
53,994 Senior Preferred Shares			215,975	215,975
191,977 Shares A Shares			191,977	13,456

			11,216,125	10,997,380
Fitness Edge, LLC	Leisure Facilities
First Lien Term Loan A, LIBOR+5.25% (10% floor), due 8/8/2012		1,500,000	1,492,777	1,510,709
First Lien Term Loan B, 15% due 8/8/2012		5,560,507	5,489,197	5,499,527
1,000 Common Units			42,908	91,263

			7,024,882	7,101,499

Portfolio Company/
Type of Investment (1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Filet of Chicken(9)	Food Distributors
Second Lien Term Loan, 14.5% due 7/31/2012		9,341,854	9,021,995	8,880,527

			9,021,995	8,880,527
Boot Barn(9)	Footwear and Apparel
Second Lien Term Loan, 14.5% due 10/3/2013		23,030,378	22,730,784	22,688,420
24,706 shares of Series A Preferred Stock			247,060	28,764
1,308 shares of Common Stock			131	—

			22,977,975	22,717,184
Premier Trailer Leasing, Inc.(9)(14)(15)	Trailer Leasing Services
Second Lien Term Loan, 16.5% due 10/23/2012		18,151,010	17,063,645	8,065,658
285 shares of Common Stock			1,140	—

			17,064,785	8,065,658
Pacific Press Technologies, Inc.
Second Lien Term Loan, 14.75% due 1/10/2013	Capital Goods	9,951,227	9,787,138	9,609,027
33,463 shares of Common Stock			344,513	5,810

			10,131,651	9,614,837
Rose Tarlow, Inc.(9)	Home Furnishing Retail
First Lien Term Loan, 12% due 1/25/2014		10,195,152	10,037,180	8,455,134
First Lien Revolver, LIBOR+4% (9% floor) due 1/25/2014(10)		1,550,000	1,540,097	1,311,686
0.00% membership interest in RTMH Acquisition Company(13)			1,275,000	—
0.00% membership interest in RTMH Acquisition Company(13)			25,000	—

			12,877,277	9,766,820
Goldco, LLC
Second Lien Term Loan, 17.5% due 1/31/2013	Restaurants	8,187,786	8,070,425	8,113,550

			8,070,425	8,113,550
Rail Acquisition Corp.	Manufacturing - Mechanical Products
First Lien Term Loan, 17% due 4/1/2013		15,420,845	15,197,757	14,846,867

			15,197,757	14,846,867
Western Emulsions, Inc.	Emulsions Manufacturing
Second Lien Term Loan, 15% due 6/30/2014		17,637,889	17,392,084	17,701,865

			17,392,084	17,701,865

Portfolio Company/
Type of Investment (1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Storytellers Theaters Corporation	Entertainment - Theaters
First Lien Term Loan, 15% due 7/16/2014		7,367,750	7,270,614	7,380,662
First Lien Revolver, LIBOR+3.5% (10% floor), due 7/16/2014		500,000	485,834	464,609
1,692 shares of Common Stock			169	49,990
20,000 shares of Preferred Stock			200,000	200,000

			7,956,617	8,095,261
HealthDrive Corporation(9)	Healthcare services
First Lien Term Loan A, 10% due 7/17/2013		7,600,000	7,405,155	7,582,154
First Lien Term Loan B, 13% due 7/17/2013		10,127,137	9,997,137	9,624,445
First Lien Revolver, 12% due 7/17/2013		500,000	487,000	561,074

			17,889,292	17,767,673
idX Corporation	Merchandise Display
Second Lien Term Loan, 14.5% due 7/1/2014		13,451,457	13,181,541	12,932,624

			13,181,541	12,932,624
Cenegenics, LLC	Healthcare services
First Lien Term Loan, 17% due 10/27/2014		20,412,116	19,399,601	19,700,763
414,419 Common Units(6)			598,382	1,837,618

			19,997,983	21,538,381
IZI Medical Products, Inc.	Healthcare technology
First Lien Term Loan A, 12% due 3/31/2014		5,200,000	5,121,540	5,190,455
First Lien Term Loan B, 16% due 3/31/2014		17,172,066	16,537,062	16,781,037
First Lien Revolver, 10% due 3/31/2014(11)		—	(40,000)	(40,000)
453,755 Preferred units of IZI Holdings, LLC			453,755	586,775

			22,072,357	22,518,267
Trans-Trade, Inc.	Air freight & logistics
First Lien Term Loan, 15.5% due 9/10/2014		11,156,007	11,008,084	11,135,248
First Lien Revolver, 12% due 9/10/2014(11)		—	(35,333)	(35,333)

			10,972,751	11,099,915
Riverlake Equity Partners II, LP	Multi-sector holdings
1.63% limited partnership interest			33,640	33,640

			33,640	33,640
Riverside Fund IV, LP	Multi-sector holdings
0.25% limited partnership interest			82,969	82,969

			82,969	82,969

Portfolio Company/
Type of Investment (1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

ADAPCO, Inc.	Fertilizers & agricultural chemicals
First Lien Term Loan A, 10% due 12/17/2014		10,000,000	9,742,971	9,638,921
First Lien Term Loan B, 14% due 12/17/2014		14,081,842	13,709,057	13,897,287
First Lien Term Revolver, 10% due 12/17/2014		3,500,000	3,233,726	3,210,100

			26,685,754	26,746,308
Ambath/Rebath Holdings, Inc.	Home improvement retail
First Lien Term Loan A, LIBOR+7% (10% floor) due 12/30/2014		10,000,000	9,736,169	9,344,205
First Lien Term Loan B, 15% due 12/30/2014		22,140,861	21,561,711	21,890,059
First Lien Term Revolver, LIBOR+6.5% (9.5% floor) due 12/30/2014		750,000	674,400	694,046

			31,972,280	31,928,310
JTC Education, Inc.	Education services
First Lien Term Loan, LIBOR+9.5% (12.5% floor) due 12/31/2014		31,250,000	30,353,332	30,307,895
First Lien Revolver, LIBOR+9.5% (12.5% floor) due 12/31/2014(11)		—	(280,000)	(280,000)

			30,073,332	30,027,895
Tegra Medical, LLC	Healthcare equipment
First Lien Term Loan A, LIBOR+7% (10% floor) due 12/31/2014		28,000,000	27,479,496	27,041,530
First Lien Term Loan B, 14% due 12/31/2014		18,392,674	18,051,074	18,697,833
First Lien Revolver, LIBOR+7% (10% floor) due 12/31/2014(11)		—	(74,667)	(74,667)

			45,455,903	45,664,696
Flatout, Inc.	Food retail
First Lien Term Loan A, 10% due 12/31/2014		7,550,000	7,335,300	7,335,300
First Lien Term Loan B, 15% due 12/31/2014		12,765,709	12,404,082	12,404,082
First Lien Revolver, 10% due 12/31/2014(11)		—	(42,712)	(42,712)

			19,696,670	19,696,670
Psilos Group Partners IV, LP	Multi-sector holdings
0.22% limited partnership interest(12)			—	—

Total Non-Control/Non-Affiliate Investments			$419,735,310	$400,642,117

Total Portfolio Investments			$486,310,538	$460,865,396

(1)	All debt investments are income producing. Equity is non-income producing unless otherwise noted.

(2)	See Note 3 to the Consolidated Financial Statements for portfolio composition by geographic region.

(3)	Control Investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.

(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.

(5)	Equity ownership may be held in shares or units of companies related to the portfolio companies.

(6)	Income producing through payment of dividends or distributions.

(7)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(8)	Principal includes accumulated PIK interest and is net of repayments.

(9)	Interest rates have been adjusted on certain term loans and revolvers. These rate adjustments are temporary in nature due to financial or payment covenant violations in the original credit agreements, or permanent in nature per loan amendment or waiver documents. The table below summarizes these rate adjustments by portfolio company:

Portfolio Company	Effective date	Cash interest	PIK interest	Reason

Rose Tarlow, Inc.	January 1, 2009	+0.5% on Term Loan, + 3.0% on Revolver	+ 2.5% on Term Loan	Tier pricing per waiver agreement
Martini Park, LLC	October 1, 2008	-6.0% on Term Loan	+ 6.0% on Term Loan	Per waiver agreement
Vanguard Vinyl, Inc.	April 1, 2008	+ 0.5% on Term Loan		Per loan amendment
Nicos Polymers & Grinding, Inc.	February 10, 2008		+ 2.0% on Term Loan A & B	Per waiver agreement

TBA Global, LLC	February 15, 2008		+ 2.0% on Term Loan B	Per waiver agreement
Filet of Chicken	January 1, 2009	+ 1.0% on Term Loan		Tier pricing per waiver agreement
Boot Barn	January 1, 2009	+ 1.0% on Term Loan	+ 2.5% on Term Loan	Tier pricing per waiver agreement
Premier Trailer Leasing, Inc.	August 4, 2009	+ 4.0% on Term Loan		Default interest per credit agreement
HealthDrive Corporation	April 30, 2009	+ 2.0% on Term Loan A		Per waiver agreement

(10)	Revolving credit line has been suspended and is deemed unlikely to be renewed in the future.

(11)	Amounts represent unearned income related to undrawn commitments.

(12)	Represents an unfunded commitment to fund limited partnership interest.

(13)	Represents a de minimis membership interest percentage.

(14)	Investment was on cash non-accrual status as of March 31, 2010.

(15)	Investment was on PIK non-accrual status as of March 31, 2010.

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments
September 30, 2009

Portfolio Company/
Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Control Investments(3)
Lighting by Gregory, LLC (15)(16)	Housewares & Specialties
First Lien Term Loan A, 9.75% due 2/28/2013		$4,800,003	$4,728,589	$2,419,627
First Lien Term Loan B, 14.5% due 2/28/2013		7,115,649	6,906,440	3,271,480
97.38% membership interest			410,000	—

			12,045,029	5,691,107

Total Control Investments			$12,045,029	$5,691,107

Affiliate Investments(4)
O’Currance, Inc.	Data Processing & Outsourced Services
First Lien Term Loan A, 16.875% due 3/21/2012		$10,526,514	$10,370,246	$10,186,501
First Lien Term Loan B, 16.875% due 3/21/2012		2,765,422	2,722,952	2,919,071
1.75% Preferred Membership Interest in O’Currance Holding Co., LLC			130,413	130,413
3.3% Membership Interest in O’Currance Holding Co., LLC			250,000	53,831

			13,473,611	13,289,816
CPAC, Inc.(9)(16)	Household Products & Specialty Chemicals
Second Lien Term Loan, 17.5% due 4/13/2012		11,398,948	9,506,805	4,448,661
Charge-off of cost basis of impaired loan(12)			(4,000,000)	—
2,297 shares of Common Stock			2,297,000	—

			7,803,805	4,448,661
Elephant & Castle, Inc.	Restaurants
Second Lien Term Loan, 15.5% due 4/20/2012		8,030,061	7,553,247	7,311,604
7,500 shares of Series A Preferred Stock			750,000	492,469

			8,303,247	7,804,073
MK Network, LLC	Healthcare technology
First Lien Term Loan A, 13.5% due 6/1/2012		9,500,000	9,220,111	9,033,826
First Lien Term Loan B, 17.5% due 6/1/2012		5,212,692	4,967,578	5,163,544
First Lien Revolver, Prime + 1.5% (10% floor), due 6/1/2010(10)		—	—	—
11,030 Membership Units(6)			771,575	—

			14,959,264	14,197,370
Martini Park, LLC(9)(16)	Restaurants
First Lien Term Loan, 14% due 2/20/2013		4,390,798	3,408,351	2,068,303
5% membership interest			650,000	—

			4,058,351	2,068,303

Portfolio Company/
Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Caregiver Services, Inc.	Healthcare services
Second Lien Term Loan A, LIBOR+6.85% (12% floor) due 2/25/2013		8,570,595	8,092,364	8,225,400
Second Lien Term Loan B, 16.5% due 2/25/2013		14,242,034	13,440,995	13,508,338
1,080,399 shares of Series A Preferred Stock			1,080,398	1,206,599

			22,613,757	22,940,337

Total Affiliate Investments			$71,212,035	$64,748,560

Non-Control/Non-Affiliate Investments(7)
Best Vinyl Acquisition Corporation(9)	Building Products
Second Lien Term Loan, 12% due 3/30/2013		7,000,000	6,779,947	6,138,582
25,641 Shares of Series A Preferred Stock			253,846	20,326
25,641 Shares of Common Stock			2,564	—

			7,036,357	6,158,908
Traffic Control & Safety Corporation	Construction and Engineering
Second Lien Term Loan, 15% due 6/29/2014		19,310,587	19,025,031	17,693,780
24,750 shares of Series B Preferred Stock			247,500	158,512
25,000 shares of Common Stock			2,500	—

			19,275,031	17,852,292
Nicos Polymers & Grinding Inc.(9)(16)	Environmental & facilities services
First Lien Term Loan A, LIBOR+5% (10% floor), due 7/17/2012		3,091,972	3,040,465	2,162,593
First Lien Term Loan B, 13.5% due 7/17/2012		5,980,128	5,716,250	3,959,643
3.32% Interest in Crownbrook Acquisition I LLC			168,086	—

			8,924,801	6,122,236
TBA Global, LLC(9)	Media: Advertising
Second Lien Term Loan A, LIBOR+5% (10% floor), due 8/3/2010		2,583,805	2,576,304	2,565,305
Second Lien Term Loan B, 14.5% due 8/3/2012		10,797,936	10,419,185	10,371,277
53,994 Senior Preferred Shares			215,975	162,621
191,977 Shares A Shares			191,977	—

			13,403,441	13,099,203
Fitness Edge, LLC	Leisure Facilities
First Lien Term Loan A, LIBOR+5.25% (10% floor), due 8/8/2012		1,750,000	1,740,069	1,753,262
First Lien Term Loan B, 15% due 8/8/2012		5,490,743	5,404,192	5,321,281
1,000 Common Units			42,908	70,354

			7,187,169	7,144,897

Portfolio Company/
Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Filet of Chicken(9)	Food Distributors
Second Lien Term Loan, 14.5% due 7/31/2012		9,307,547	8,922,946	8,979,657

			8,922,946	8,979,657
Boot Barn(9)	Footwear and Apparel
Second Lien Term Loan, 14.5% due 10/3/2013		22,518,091	22,175,818	22,050,462
24,706 shares of Series A Preferred Stock			247,060	32,259
1,308 shares of Common Stock			131	—

			22,423,009	22,082,721
Premier Trailer Leasing, Inc.(15)(16)	Trailer Leasing Services
Second Lien Term Loan, 16.5% due 10/23/2012		17,855,617	17,063,645	9,860,940
285 shares of Common Stock			1,140	—

			17,064,785	9,860,940
Pacific Press Technologies, Inc.	Capital Goods
Second Lien Term Loan, 14.75% due 1/10/2013		9,813,993	9,621,279	9,606,186
33,463 shares of Common Stock			344,513	160,299

			9,965,792	9,766,485
Rose Tarlow, Inc.(9)	Home Furnishing Retail
First Lien Term Loan, 12% due 1/25/2014		10,191,188	10,016,956	8,827,182
First Lien Revolver, LIBOR+4% (9% floor) due 1/25/2014(10)		1,550,000	1,538,806	1,509,219
0.00% membership interest in RTMH Acquisition Company(14)			1,275,000	—
0.00% membership interest in RTMH Acquisition Company(14)			25,000	—

			12,855,762	10,336,401
Goldco, LLC	Restaurants
Second Lien Term Loan, 17.5% due 1/31/2013		8,024,147	7,926,647	7,938,639

			7,926,647	7,938,639
Rail Acquisition Corp.	Manufacturing - Mechanical Products
First Lien Term Loan, 17% due 4/1/2013		15,668,956	15,416,411	15,081,138

			15,416,411	15,081,138
Western Emulsions, Inc.	Emulsions Manufacturing
Second Lien Term Loan, 15% due 6/30/2014		11,928,600	11,743,630	12,130,945

			11,743,630	12,130,945

Portfolio Company/
Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Storytellers Theaters Corporation	Entertainment - Theaters
First Lien Term Loan, 15% due 7/16/2014		7,275,313	7,166,749	7,162,190
First Lien Revolver, LIBOR+3.5% (10% floor), due 7/16/2014		250,000	234,167	223,136
1,692 shares of Common Stock			169	—
20,000 shares of Preferred Stock			200,000	156,256

			7,601,085	7,541,582
HealthDrive Corporation(9)	Healthcare services
First Lien Term Loan A, 10% due 7/17/2013		7,800,000	7,574,591	7,731,153
First Lien Term Loan B, 13% due 7/17/2013		10,076,089	9,926,089	9,587,523
First Lien Revolver, 12% due 7/17/2013		500,000	485,000	534,693

			17,985,680	17,853,369
idX Corporation	Merchandise Display
Second Lien Term Loan, 14.5% due 7/1/2014		13,316,247	13,014,576	13,074,682

			13,014,576	13,074,682
Cenegenics, LLC	Healthcare services
First Lien Term Loan, 17% due 10/27/2013		10,372,069	10,076,277	10,266,770
116,237 Common Units(6)			151,108	515,782

			10,227,385	10,782,552
IZI Medical Products, Inc.	Healthcare technology
First Lien Term Loan A, 12% due 3/31/2014		5,600,000	5,504,943	5,547,944
First Lien Term Loan B, 16% due 3/31/2014		17,042,500	16,328,120	16,532,244
First Lien Revolver, 10% due 3/31/2014(11)		—	(45,000)	(45,000)
453,755 Preferred units of IZI Holdings, LLC			453,755	530,016

			22,241,818	22,565,204
Trans-Trade, Inc.	Air freight & logistics
First Lien Term Loan, 15.5% due 9/10/2014		11,016,042	10,798,229	10,838,952
First Lien Revolver, 12% due 9/10/2014(11)		—	(39,333)	(39,333)

			10,758,896	10,799,619
Riverlake Equity Partners II, LP	Multi-sector holdings
0.14% limited partnership interest (13)			—	—
Riverside Fund IV, LP	Multi-sector holdings
0.92% limited partnership interest(13)			—	—

Total Non-Control/Non-Affiliate Investments			$243,975,221	$229,171,470

Total Portfolio Investments			$327,232,285	$299,611,137

(1)	All debt investments are income producing. Equity is non-income producing unless otherwise noted.

(2)	See Note 3 to the Consolidated Financial Statements for portfolio composition by geographic region.

(3)	Control Investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.

(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.

(5)	Equity ownership may be held in shares or units of companies related to the portfolio companies.

(6)	Income producing through payment of dividends or distributions.

(7)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(8)	Principal includes accumulated PIK interest and is net of repayments.

(9)	Interest rates have been adjusted on certain term loans and revolvers. These rate adjustments are temporary in nature due to financial or payment covenant violations in the original credit agreements, or permanent in nature per loan amendment or waiver documents. The table below summarizes these rate adjustments by portfolio company:

Portfolio Company	Effective date	Cash interest	PIK interest	Reason

CPAC, Inc.	November 21, 2008	—	+ 1.0% on Term Loan	Per waiver agreement
Rose Tarlow, Inc.	January 1, 2009	+0.5% on Term Loan, + 3.0% on Revolver	+ 2.5% on Term Loan	Tier pricing per waiver agreement
Martini Park, LLC	October 1, 2008	— 6.0% on Term Loan	+ 6.0% on Term Loan	Per waiver agreement
Best Vinyl Acquisition Corporation	April 1, 2008	+ 0.5% on Term Loan	—	Per loan amendment
Nicos Polymers & Grinding, Inc.	February 10, 2008	—	+ 2.0% on Term Loan A & B	Per waiver agreement
TBA Global, LLC	February 15, 2008	—	+ 2.0% on Term Loan A & B	Per waiver agreement
Filet of Chicken	January 1, 2009	+ 1.0% on Term Loan	—	Tier pricing per waiver agreement
Boot Barn	January 1, 2009	+ 1.0% on Term Loan	+ 2.5% on Term Loan	Tier pricing per waiver agreement
HealthDrive Corporation	April 30, 2009	+ 2.0% on Term Loan A	—	Per waiver agreement

(10)	Revolving credit line has been suspended and is deemed unlikely to be renewed in the future.

(11)	Amounts represent unearned income related to undrawn commitments.

(12)	All or a portion of the loan is considered permanently impaired and, accordingly, the charge-off of the cost basis has been recorded as a realized loss for financial reporting purposes.

(13)	Represents an unfunded commitment to fund limited partnership interest.

(14)	Represents a de minimis membership interest percentage.

(15)	Investment was on cash non-accrual status as of September 30, 2009.

(16)	Investment was on PIK non-accrual status as of September 30, 2009.

See notes to Consolidated Financial Statements.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1.	Organization

Fifth Street Mezzanine Partners III, L.P. (the “Partnership”), a Delaware limited partnership, was organized on February 15, 2007 to primarily invest in debt securities of small and/or middle market companies. FSMPIII GP, LLC was the Partnership’s general partner (the “General Partner”). The Partnership’s investments were managed by Fifth Street Management LLC (the “Investment Adviser”). The General Partner and Investment Adviser were under common ownership.

Effective January 2, 2008, the Partnership merged with and into Fifth Street Finance Corp. (the “Company”), an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940 (the “1940 Act”). The merger involved the exchange of shares between companies under common control. In accordance with the guidance on exchanges of shares between entities under common control, the Company’s results of operations and cash flows for the year ended September 30, 2008 are presented as if the merger had occurred as of October 1, 2007. Accordingly, no adjustments were made to the carrying value of assets and liabilities (or the cost basis of investments) as a result of the merger. The Company is managed by the Investment Adviser. Prior to January 2, 2008, references to the Company are to the Partnership. Since January 2, 2008, references to the “Company,” “FSC,” “we” or “our” are to Fifth Street Finance Corp., unless the context otherwise requires.

The Company also has certain wholly-owned subsidiaries, including subsidiaries which are not consolidated for income tax filing purposes, which hold certain portfolio investments of the Company. The subsidiaries are consolidated with the Company, and the portfolio investments held by the subsidiaries are included in the Company’s consolidated financial statements. All significant intercompany balances and transactions have been eliminated.

On June 17, 2008, the Company completed an initial public offering of 10,000,000 shares of its common stock at the offering price of $14.12 per share. On July 21, 2009, the Company completed a follow-on public offering of 9,487,500 shares of its common stock at the offering price of $9.25 per share. On September 25, 2009, the Company completed a follow-on public offering of 5,520,000 shares of its common stock at the offering price of $10.50 per share. On January 27, 2010, the Company completed a follow-on public offering of 7,000,000 shares of its common stock at the offering price of $11.20 per share, with 300,500 additional shares being sold as part of the underwriters’ partial exercise of their over-allotment option on February 25, 2010. The Company’s shares are currently listed on the New York Stock Exchange under the symbol “FSC.”

On February 3, 2010, the Company’s consolidated wholly-owned subsidiary, Fifth Street Mezzanine Partners IV, L.P., received a license, effective February 1, 2010, from the United States Small Business Administration, or SBA, to operate as a small business investment company, or SBIC, under Section 301(c) of the Small Business Investment Act of 1958. SBICs are designated to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses.

The SBIC license allows the Company’s SBIC subsidiary to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

SBA regulations currently limit the amount that the Company’s SBIC subsidiary may borrow up to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing. As of March 31, 2010, the Company’s SBIC subsidiary had $75 million in regulatory capital. The SBA has issued a capital commitment to the Company’s SBIC subsidiary in the amount of $75 million. The Company’s SBIC subsidiary will not be able to access more than

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

half of the commitment until it is examined by the SBA, and the Company cannot predict the timing for completion of an examination by the SBA.

The SBA restricts the ability of SBICs to repurchase their capital stock. SBA regulations also include restrictions on a “change of control” or transfer of an SBIC and require that SBICs invest idle funds in accordance with SBA regulations. In addition, the Company’s SBIC subsidiary may also be limited in its ability to make distributions to the Company if it does not have sufficient capital, in accordance with SBA regulations.

The Company’s SBIC subsidiary is subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of an SBIC license does not assure that the SBIC subsidiary will receive SBA-guaranteed debenture funding and is dependent upon the SBIC subsidiary continuing to be in compliance with SBA regulations and policies.

The SBA, as a creditor, will have a superior claim to our SBIC subsidiary’s assets over the Company’s stockholders in the event the Company liquidates the SBIC subsidiary or the SBA exercises its remedies under the SBA-guaranteed debentures issued by the SBIC subsidiary upon an event of default.

The Company applied for exemptive relief from the SEC to permit it to exclude the debt of the SBIC subsidiary guaranteed by the SBA from the 200% asset coverage test under the 1940 Act. If the Company receives an exemption for this SBA debt, the Company would have increased flexibility under the 200% asset coverage test.

Note 2.	Significant Accounting Policies

FASB Accounting Standards Codification:

The issuance of FASB Accounting Standards Codification tm (the “Codification”) on July 1, 2009 (effective for interim or annual reporting periods ending after September 15, 2009), changes the way that U.S. generally accepted accounting principles (“GAAP”) are referenced. Beginning on that date, the Codification officially became the single source of authoritative nongovernmental GAAP; however, SEC registrants must also consider rules, regulations, and interpretive guidance issued by the SEC or its staff. The switch affects the way companies refer to GAAP in financial statements and in their accounting policies. All existing standards that were used to create the Codification became superseded. Instead, references to standards will consist solely of the number used in the Codification’s structural organization.

Consistent with the effective date of the Codification, financial statements for periods ending after September 15, 2009, refer to the Codification structure, not pre-Codification historical GAAP.

Basis of Presentation and Liquidity:

The Consolidated Financial Statements of the Company have been prepared in accordance with GAAP and pursuant to the requirements for reporting on Form 10-Q and Regulation S-X. In the opinion of management, all adjustments of a normal recurring nature considered necessary for the fair presentation of the Consolidated Financial Statements for the interim period have been made. The financial results of the Company’s portfolio investments are not consolidated in the Company’s financial statements.

Although the Company expects to fund the growth of its investment portfolio through the net proceeds of the recent and future equity offerings, the Company’s dividend reinvestment plan, and issuances of senior securities or future borrowings, to the extent permitted by the 1940 Act, the Company cannot assure that its plans to raise capital will be successful. In addition, the Company intends to distribute to its stockholders between 90% and 100% of its taxable income each year in order to satisfy the requirements applicable to Regulated Investment Companies (“RICs”) under Subchapter M of the Internal Revenue Code (“Code”). Consequently, the Company may not have the funds or the ability to fund new investments, to make additional investments in its portfolio companies, to fund its unfunded commitments to portfolio companies or to repay borrowings. In addition, the illiquidity of its portfolio

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

investments may make it difficult for the Company to sell these investments when desired and, if the Company is required to sell these investments, the Company may realize significantly less than their recorded value.

Use of Estimates:

The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions affecting amounts reported in the financial statements and accompanying notes. These estimates are based on the information that is currently available to the Company and on various other assumptions that the Company believes to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions and conditions. The most significant estimate inherent in the preparation of the Company’s consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation.

The consolidated financial statements include portfolio investments at fair value of $460.9 million and $299.6 million at March 31, 2010 and September 30, 2009, respectively. The portfolio investments represent 95.1% and 73.0% of stockholders’ equity at March 31, 2010 and September 30, 2009, respectively, and their fair values have been determined by the Company’s Board of Directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. The illiquidity of these portfolio investments may make it difficult for the Company to sell these investments when desired and, if the Company is required to sell these investments, it may realize significantly less than the investments’ recorded value.

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation; “Affiliate Investments” are defined as investments in companies in which the Company owns between 5% and 25% of the voting securities; and “Non-Control/Non-Affiliate Investments” are defined as investments that are neither Control Investments nor Affiliate Investments.

Fair Value Measurements:

In September 2006, the Financial Accounting Standards Board issued ASC 820 Fair Value Measurements and Disclosures (“ASC 820”), which was effective for fiscal years beginning after November 15, 2007. ASC 820 defines fair value as the price at which an asset could be exchanged in a current transaction between knowledgeable, willing parties. A liability’s fair value is defined as the amount that would be paid to transfer the liability to a new obligor, not the amount that would be paid to settle the liability with the creditor. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or inputs are not available or reliable, valuation techniques are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity.

Effective October 1, 2008, the Company adopted ASC 820. Assets recorded at fair value in the Company’s Consolidated Balance Sheets are categorized based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

•	Level 1 — Unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data at the measurement date for substantially the full term of the assets or liabilities.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

•	Level 3 — Unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

Under ASC 820, the Company performs detailed valuations of its debt and equity investments on an individual basis, using market based, income based, and bond yield approaches as appropriate.

Under the market approach, the Company estimates the enterprise value of the portfolio companies in which it invests. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which the Company derives a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, the Company analyzes various factors, including the portfolio company’s historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value. The Company generally requires portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Under the income approach, the Company generally prepares and analyzes discounted cash flow models based on projections of the future free cash flows of the business. Under the bond yield approach, the Company uses bond yield models to determine the present value of the future cash flow streams of its debt investments. The Company reviews various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assesses the information in the valuation process.

The Company also may, when conditions warrant, utilize an expected recovery model, whereby it uses alternate procedures to determine value when the customary approaches are deemed to be not as relevant or reliable.

The Company’s Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of our investments:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued by the deal team within the Investment Adviser responsible for the portfolio investment;

•	Preliminary valuations are then reviewed and discussed with the principals of the Investment Adviser;

•	Separately, an independent valuation firm engaged by the Board of Directors prepares preliminary valuations on a selected basis and submits a report to the Company;

•	The deal team compares and contrasts its preliminary valuations to the report of the independent valuation firm and resolves any differences;

•	The deal team prepares a final valuation report for the Valuation Committee of the Board of Directors;

•	The Valuation Committee of the Board of Directors reviews the preliminary valuations, and the deal team responds and supplements the preliminary valuations to reflect any comments provided by the Valuation Committee;

•	The Valuation Committee of the Board of Directors makes a recommendation to the Board of Directors; and

•	The Board of Directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith.

The fair value of all of the Company’s investments at March 31, 2010 and September 30, 2009 was determined by the Board of Directors. The Board of Directors is solely responsible for the valuation of the portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and a consistently applied valuation process.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Realized gain or loss on the sale of investments is the difference between the proceeds received from dispositions of portfolio investments and their stated costs. Realized losses may also be recorded in connection with the Company’s determination that certain investments are other than temporarily impaired.

Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on investments when it is determined that interest is no longer collectible.

Distributions of earnings from portfolio companies are recorded as dividend income when the distribution is received.

The Company has investments in debt securities which contain a payment-in-kind or “PIK” interest provision. PIK interest is computed at the contractual rate specified in each investment agreement and added to the principal balance of the investment and recorded as income.

Fee income consists of the monthly collateral management fees that the Company receives in connection with its debt investments and the accreted portion of the debt origination and exit fees.

The Company capitalizes upfront loan origination fees received in connection with investments. The unearned fee income from such fees is accreted into fee income based on the effective interest method over the life of the investment. In connection with its investment, the Company sometimes receives nominal cost equity that is valued as part of the negotiation process with the particular portfolio company. When the Company receives nominal cost equity, the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. Any resulting discount from recording the loan is accreted into fee income over the life of the loan.

As of March 31, 2010, the Company was entitled to receive exit fees upon the future exit of certain investments. These fees will typically be paid to the Company upon the sooner to occur of (i) a sale of the borrower or substantially all of the assets of the borrower, (ii) the maturity date of the loan, or (iii) the date when full prepayment of the loan occurs. Exit fees, which are contractually payable by borrowers to the Company, previously were to be recognized by the Company on a cash basis when received and not accrued or otherwise included in net investment income until received. None of the loans with exit fees, all of which were originated in 2008 and 2009, have been exited and, as a result, no exit fees were recognized. Beginning with the quarter ended December 31, 2009, the Company recognizes income pertaining to contractual exit fees on an accrual basis and adds exit fee income to the principal balance of the related loan to the extent the Company determines that collection of the exit fee income is probable. Additionally, the Company includes the cash flows of contractual exit fees that it determines are probable of collection in determining the fair value of its loans. The Company believes the effect of this cumulative adjustment in the quarter ended December 31, 2009 was not material to its financial statements as of any date or for any period.

Cash and Cash Equivalents:

Cash and cash equivalents consist of demand deposits and highly liquid investments with maturities of three months or less when acquired. The Company places its cash and cash equivalents with financial institutions and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Offering Costs:

Offering costs consist of fees and expenses paid in connection with the public offer and sale of the Company’s common stock, including legal, accounting and printing fees. Approximately $0.5 million of offering costs were charged to capital during the six months ended March 31, 2010 relating to such public offerings.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Income Taxes:

As a RIC, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed currently to its stockholders as a dividend. The Company anticipates distributing between 90% and 100% of its taxable income and gains, within the Subchapter M rules, and thus the Company anticipates that it will not incur any federal or state income tax at the RIC level. As a RIC, the Company is also subject to a federal excise tax based on distributive requirements of its taxable income on a calendar year basis (e.g., calendar year 2010). The Company anticipates timely distribution of its taxable income within the tax rules; however, the Company incurred a de minimis federal excise tax for calendar years 2008 and 2009. In addition, the Company may incur a federal excise tax in future years.

The purpose of the Company’s taxable subsidiaries is to permit the Company to hold equity investments in portfolio companies which are “pass through” entities for federal tax purposes in order to comply with the “source income” requirements contained in the RIC tax requirements. The taxable subsidiaries are not consolidated with the Company for income tax purposes and may generate income tax expense as a result of their ownership of certain portfolio investments. This income tax expense, if any, is reflected in the Company’s Consolidated Statements of Operations. The Company uses the asset and liability method to account for its taxable subsidiaries’ income taxes. Using this method, the Company recognizes deferred tax assets and liabilities for the estimated future tax effects attributable to temporary differences between financial reporting and tax bases of assets and liabilities. In addition, the Company recognizes deferred tax benefits associated with net operating carry forwards that it may use to offset future tax obligations. The Company measures deferred tax assets and liabilities using the enacted tax rates expected to apply to taxable income in the years in which it expects to recover or settle those temporary differences.

The Company adopted Financial Accounting Standards Board ASC Topic 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) at inception on February 15, 2007. ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the consolidated financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Adoption of ASC 740 was applied to all open taxable years as of the effective date. The adoption of ASC 740 did not have an effect on the financial position or results of operations of the Company as there was no liability for unrecognized tax benefits and no change to the beginning capital of the Company. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof.

Recent Accounting Pronouncements:

In February 2010, the FASB amended its authoritative guidance related to subsequent events to alleviate potential conflicts with current United States Securities and Exchange Commission (“SEC”) guidance. Effective immediately, these amendments remove the requirement that an SEC filer disclose the date through which it has evaluated subsequent events. The adoption of this guidance did not have a material impact on the Company’s financial statements.

In January 2010, the FASB issued Accounting Standards Update No. 2010-06, Fair Value Measurements and Improving Disclosures About Fair Value Measurements (Topic 820), which provides for improving disclosures about fair value measurements, primarily significant transfers in and out of Levels 1 and 2, and activity in Level 3 fair value measurements. The new disclosures and clarifications of existing disclosures are effective for the interim and annual reporting periods beginning after December 15, 2009, while the disclosures about the purchases, sales, issuances, and settlements in the roll forward activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for the interim periods within those fiscal years. Except for certain detailed Level 3 disclosures, which are effective for fiscal years beginning after December 15, 2010 and interim

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

periods within those years, the new guidance became effective for the Company’s fiscal 2010 second quarter. The Company did not have transfers of assets or liabilities in or out of Level 1 and Level 2 fair value measurements. The adoption of this disclosure-only guidance is included in Note 3 — Portfolio Investments and did not have a material impact on the Company’s consolidated financial results.

In September 2009, the FASB issued Accounting Standards Update 2009-12, Fair Value Measurements and Disclosures (Topic 820) — Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) , which provides guidance on estimating the fair value of an alternative investment, amending ASC 820-10. The amendment is effective for interim and annual periods ending after December 15, 2009. The adoption of this guidance did not have a material impact on either the Company’s financial position or results of operations.

Note 3.	Portfolio Investments

At March 31, 2010, 95.1% of stockholders’ equity or $460.9 million was invested in 34 long-term portfolio investments and 4.8% of stockholders’ equity or $23.5 million was invested in cash and cash equivalents. In comparison, at September 30, 2009, 73.0% of stockholders’ equity or $299.6 million was invested in 28 long-term portfolio investments and 27.6% of stockholders’ equity or $113.2 million was invested in cash and cash equivalents. As of March 31, 2010, all of the Company’s debt investments were secured by first or second priority liens on the assets of the portfolio companies. Moreover, the Company held equity investments in certain of its portfolio companies consisting of common stock, preferred stock or limited liability company interests designed to provide the Company with an opportunity for an enhanced rate of return. These instruments generally do not produce a current return, but are held for potential investment appreciation and capital gain.

At March 31, 2010 and September 30, 2009, $375.4 million and $281.0 million, respectively, of the Company’s portfolio debt investments at fair value were at fixed rates, which represented approximately 82.4% and 95.0%, respectively, of the Company’s total portfolio of debt investments at fair value. During the three and six months ended March 31, 2010, the Company recorded net realized losses on investments of $2.9 million and $2.8 million, respectively. During the three and six months ended March 31, 2009, the Company recorded net realized losses on investments of $12.4 million. During the three and six months ended March 31, 2010, the Company recorded unrealized appreciation of $1.2 million and $2.2 million, respectively. During the three and six months ended March 31, 2009, the Company recorded unrealized appreciation (depreciation) of $7.7 million and ($10.7 million), respectively.

The composition of the Company’s investments as of March 31, 2010 and September 30, 2009 at cost and fair value was as follows:

	March 31, 2010		September 30, 2009
	Cost	Fair Value	Cost	Fair Value

Investments in debt securities	$477,881,037	$455,668,658	$317,069,667	$295,921,400
Investments in equity securities	8,429,501	5,196,738	10,162,618	3,689,737

Total	$486,310,538	$460,865,396	$327,232,285	$299,611,137

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table presents the financial instruments carried at fair value as of March 31, 2010, by caption on the Company’s Consolidated Balance Sheet for each of the three levels of hierarchy established by ASC 820.

	Level 1	Level 2	Level 3	Total

Cash equivalents	$—	$—	$—	$—
Investments in debt securities (first lien)	—	—	317,721,667	317,721,667
Investments in debt securities (second lien)			137,946,991	137,946,991
Investments in equity securities	—	—	5,196,738	5,196,738

Total	$—	$—	$460,865,396	$460,865,396

When a determination is made to classify a financial instrument within Level 3 of the valuation hierarchy, the determination is based upon the fact that the unobservable factors are the most significant to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated by external sources). Accordingly, the appreciation (depreciation) in the tables below include changes in fair value due in part to observable factors that are part of the valuation methodology.

The following table provides a roll-forward in the changes in fair value from January 1, 2010 to March 31, 2010, for all investments for which the Company determines fair value using unobservable (Level 3) factors.

	First lien debt	Second lien debt	Equity	Total

Fair value as of January 1, 2010	$280,768,502	$152,254,769	$3,670,269	$436,693,540
Net realized gains (losses)	—	(2,908,084)	—	(2,908,084)
Net unrealized appreciation (depreciation)	(408,039)	(1,828,808)	3,413,558	1,176,711
Purchases, issuances, settlements and other, net	37,361,204	(9,570,886)	(1,887,089)	25,903,229

Fair value at March 31, 2010	$317,721,667	$137,946,991	$5,196,738	$460,865,396

The following table provides a roll-forward in the changes in fair value from January 1, 2009 to March 31, 2009, for all investments for which the Company determines fair value using unobservable (Level 3) factors.

	First lien debt	Second lien debt	Equity	Total

Fair value as of January 1, 2009	$104,634,347	$163,472,449	$3,104,354	$271,211,150
Net realized gains (losses)	—	(12,400,000)	—	(12,400,000)
Net unrealized appreciation (depreciation)	5,036,965	2,971,320	(258,551)	7,749,734
Purchases, issuances, settlements and other, net	23,434,449	328,210	453,756	24,216,415

Fair value at March 31, 2009	$133,105,761	$154,371,979	$3,299,559	$290,777,299

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table provides a roll-forward in the changes in fair value from September 30, 2009 to March 31, 2010, for all investments for which the Company determines fair value using unobservable (Level 3) factors.

	First lien debt	Second lien debt	Equity	Total

Fair value as of September 30, 2009	$142,016,942	$153,904,458	$3,689,737	$299,611,137
Net realized gains (losses)	—	(2,908,084)	—	(2,908,084)
Net unrealized appreciation (depreciation)	1,477,258	(2,541,371)	3,240,118	2,176,005
Purchases, issuances, settlements and other, net	174,227,467	(10,508,012)	(1,733,117)	161,986,338

Fair value at March 31, 2010	$317,721,667	$137,946,991	$5,196,738	$460,865,396

The following table provides a roll-forward in the changes in fair value from September 30, 2008 to March 31, 2009, for all investments for which the Company determines fair value using unobservable (Level 3) factors.

	First lien debt	Second lien debt	Equity	Total

Fair value as of September 30, 2008	$96,666,351	$172,488,597	$4,604,206	$273,759,154
Net realized gains (losses)	—	(12,400,000)	—	(12,400,000)
Net unrealized appreciation (depreciation)	(2,737,273)	(5,899,140)	(2,096,291)	(10,732,704)
Purchases, issuances, settlements and other, net	39,176,683	182,522	791,644	40,150,849

Fair value at March 31, 2009	$133,105,761	$154,371,979	$3,299,559	$290,777,299

Concurrent with its adoption of ASC 820, effective October 1, 2008, the Company augmented the valuation techniques it uses to estimate the fair value of its debt investments where there is not a readily available market value (Level 3). Prior to October 1, 2008, the Company estimated the fair value of its Level 3 debt investments by first estimating the enterprise value of the portfolio company which issued the debt investment. To estimate the enterprise value of a portfolio company, the Company analyzed various factors, including the portfolio company’s historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), cash flow, net income, revenues or, in limited instances, book value.

In estimating a multiple to use for valuation purposes, the Company looked to private merger and acquisition statistics, discounted public trading multiples or industry practices. In some cases, the best valuation methodology may have been a discounted cash flow analysis based on future projections. If a portfolio company was distressed, a liquidation analysis may have provided the best indication of enterprise value.

If there was adequate enterprise value to support the repayment of the Company’s debt, the fair value of the Level 3 loan or debt security normally corresponded to cost plus the amortized original issue discount unless the borrower’s condition or other factors lead to a determination of fair value at a different amount.

Beginning on October 1, 2008, the Company also introduced a bond yield model to value these investments based on the present value of expected cash flows. The primary inputs into the model are market interest rates for debt with similar characteristics and an adjustment for the portfolio company’s credit risk. The credit risk component of the valuation considers several factors including financial performance, business outlook, debt priority and collateral position. During the three months ended March 31, 2010 and March 31, 2009, the Company recorded net unrealized appreciation of $1.2 million and $7.7 million, respectively, on its investments. For the three months ended March 31, 2010, the Company’s net unrealized appreciation consisted of $3.3 million of

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

reclassifications to realized losses offset by unrealized depreciation of ($2.1 million) resulting from declines in EBITDA or market multiples of its portfolio companies requiring closer monitoring or performing below expectations.

The table below summarizes the changes in the Company’s investment portfolio from September 30, 2009 to March 31, 2010.

	Debt	Equity	Total

Fair value at September 30, 2009	$295,921,400	$3,689,737	$299,611,137
New investments	176,852,726	563,883	177,416,609
Redemptions/ repayments	(15,040,837)	—	(15,040,837)
Net accrual of PIK interest income	3,631,753	—	3,631,753
Accretion of original issue discount	448,427	—	448,427
Net change in unearned income	(4,157,365)	—	(4,157,365)
Recognition of exit fee income	49,837	—	49,837
Net unrealized appreciation (depreciation)	(1,064,113)	3,240,118	2,176,005
Net changes from unrealized to realized	(973,170)	(2,297,000)	(3,270,170)

Fair value at March 31, 2010	$455,668,658	$5,196,738	$460,865,396

The Company’s off-balance sheet arrangements consisted of $35.4 million and $9.8 million of unfunded commitments to provide debt financing to its portfolio companies or to fund limited partnership interests as of March 31, 2010 and September 30, 2009, respectively. Such commitments involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet and are not reflected on the Company’s Consolidated Balance Sheets.

A summary of the composition of the unfunded commitments (consisting of revolvers, term loans and limited partnership interests) as of March 31, 2010 and September 30, 2009 is shown in the table below:

	March 31, 2010	September 30, 2009

Storyteller Theaters Corporation	$1,500,000	$1,750,000
HealthDrive Corporation	1,500,000	1,500,000
IZI Medical Products, Inc.	2,500,000	2,500,000
Trans-Trade, Inc.	2,000,000	2,000,000
Riverlake Equity Partners II, LP (limited partnership interest)	966,360	1,000,000
Riverside Fund IV, LP (limited partnership interest)	917,031	1,000,000
ADAPCO, Inc.	6,500,000	—
AmBath/ReBath Holdings, Inc.	2,250,000	—
JTC Education, Inc.	10,000,000	—
Tegra Medical, LLC	4,000,000	—
Vanguard Vinyl, Inc.	750,000	—
Flatout, Inc.	1,500,000	—
Psilos Group Partners IV, LP (limited partnership interest)	1,000,000	—

Total	$35,383,391	$9,750,000

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Summaries of the composition of the Company’s investment portfolio at cost and fair value as a percentage of total investments are shown in the following tables:

	March 31, 2010		September 30, 2009

Cost:
First lien debt	$328,256,903	67.50%	$153,207,248	46.82%
Second lien debt	149,624,134	30.77%	163,862,419	50.08%
Purchased equity	3,170,368	0.65%	4,170,368	1.27%
Equity grants	5,142,524	1.06%	5,992,250	1.83%
Limited partnership interests	116,609	0.02%	—	0.00%

Total	$486,310,538	100.00%	$327,232,285	100.00%

	March 31, 2010		September 30, 2009

Fair value:
First lien debt	$317,721,667	68.94%	$142,016,942	47.40%
Second lien debt	137,946,991	29.93%	153,904,458	51.37%
Purchased equity	286,275	0.06%	517,181	0.17%
Equity grants	4,793,854	1.04%	3,172,556	1.06%
Limited partnership interests	116,609	0.03%	—	0.00%

Total	$460,865,396	100.00%	$299,611,137	100.00%

The Company invests in portfolio companies located in the United States. The following tables show the portfolio composition by geographic region at cost and fair value as a percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.

	March 31, 2010		September 30, 2009

Cost:
Northeast	$157,538,291	32.39%	$103,509,164	31.63%
West	108,750,453	22.36%	98,694,596	30.16%
Southeast	66,078,996	13.59%	39,463,350	12.06%
Midwest	53,386,524	10.98%	22,980,368	7.02%
Southwest	100,556,274	20.68%	62,584,807	19.13%

Total	$486,310,538	100.00%	$327,232,285	100.00%

	March 31, 2010		September 30, 2009

Fair value:
Northeast	$147,688,678	32.05%	$87,895,220	29.34%
West	102,401,357	22.22%	93,601,893	31.24%
Southeast	66,462,129	14.42%	39,858,633	13.30%
Midwest	52,575,356	11.41%	22,841,167	7.62%
Southwest	91,737,876	19.90%	55,414,224	18.50%

Total	$460,865,396	100.00%	$299,611,137	100.00%

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The composition of the Company’s portfolio by industry at cost and fair value as of March 31, 2010 and September 30, 2009 were as follows:

	March 31, 2010		September 30, 2009

Cost:
Healthcare services	$60,188,097	12.38%	$50,826,822	15.53%
Healthcare equipment	45,455,903	9.35%	—	0.00%
Healthcare technology	36,965,777	7.60%	37,201,082	11.37%
Home improvement retail	31,972,280	6.57%	—	0.00%
Education services	30,073,332	6.18%	—	0.00%
Fertilizers & agricultural chemicals	26,685,754	5.49%	—	0.00%
Footwear and apparel	22,977,975	4.72%	22,423,009	6.85%
Food retail	19,696,670	4.05%	—	0.00%
Construction and engineering	19,597,925	4.03%	19,275,031	5.89%
Emulsions manufacturing	17,392,084	3.58%	11,743,630	3.59%
Trailer leasing services	17,064,785	3.51%	17,064,785	5.21%
Restaurants	16,526,518	3.40%	20,288,245	6.20%
Manufacturing — mechanical products	15,197,757	3.13%	15,416,411	4.71%
Data processing and outsourced services	13,277,606	2.73%	13,473,611	4.12%
Merchandise display	13,181,541	2.71%	13,014,576	3.98%
Home furnishing retail	12,877,277	2.65%	12,855,762	3.93%
Housewares & specialties	12,045,029	2.48%	12,045,029	3.68%
Media — Advertising	11,216,125	2.31%	13,403,441	4.10%
Air freight and logistics	10,972,751	2.26%	10,758,896	3.29%
Capital goods	10,131,651	2.08%	9,965,792	3.05%
Food distributors	9,021,995	1.86%	8,922,946	2.73%
Environmental & facilities services	8,921,676	1.83%	8,924,801	2.73%
Building products	8,771,922	1.80%	7,036,357	2.14%
Entertainment — theaters	7,956,617	1.64%	7,601,085	2.32%
Leisure facilities	7,024,882	1.44%	7,187,169	2.20%
Household products/ specialty chemicals	1,000,000	0.21%	7,803,805	2.38%
Multi-sector holdings	116,609	0.01%	—	0.00%

Total	$486,310,538	100.00%	$327,232,285	100.00%

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	March 31, 2010		September 30, 2009

Fair value:
Healthcare services	$62,027,798	13.46%	$51,576,258	17.21%
Healthcare equipment	45,664,696	9.91%	—	0.00%
Healthcare technology	36,589,504	7.94%	36,762,574	12.27%
Home improvement retail	31,928,310	6.93%	—	0.00%
Education services	30,027,895	6.52%	—	0.00%
Fertilizers & agricultural chemicals	26,746,308	5.80%	—	0.00%
Footwear and apparel	22,717,184	4.93%	22,082,721	7.37%
Food retail	19,696,670	4.27%	—	0.00%
Emulsions manufacturing	17,701,865	3.84%	12,130,945	4.05%
Construction and engineering	16,824,249	3.65%	17,852,292	5.96%
Manufacturing — mechanical products	14,846,867	3.22%	15,081,138	5.03%
Restaurants	14,545,261	3.16%	17,811,015	5.94%
Data processing and outsourced services	13,038,211	2.83%	13,289,816	4.44%
Merchandise display	12,932,624	2.81%	13,074,682	4.36%
Air freight and logistics	11,099,915	2.41%	10,799,619	3.60%
Media — Advertising	10,997,380	2.39%	13,099,203	4.37%
Home furnishing retail	9,766,820	2.12%	10,336,401	3.45%
Capital goods	9,614,837	2.09%	9,766,485	3.26%
Food distributors	8,880,527	1.93%	8,979,657	3.00%
Housewares & specialties	8,171,182	1.77%	5,691,107	1.90%
Entertainment — theaters	8,095,261	1.76%	7,541,582	2.52%
Trailer leasing services	8,065,658	1.75%	9,860,940	3.29%
Building products	7,485,492	1.62%	6,158,908	2.06%
Leisure facilities	7,101,499	1.54%	7,144,897	2.38%
Environmental & facilities services	5,182,774	1.12%	6,122,236	2.04%
Household products/ specialty chemicals	1,000,000	0.22%	4,448,661	1.50%
Multi-sector holdings	116,609	0.01%	—	0.00%

Total	$460,865,396	100.00%	$299,611,137	100.00%

The Company’s investments are generally in small and mid-sized companies in a variety of industries. At March 31, 2010, the Company had no investments that represented greater than 10% of the total investment portfolio at fair value. At September 30, 2009, the Company had one investment that was greater than 10% of the total investment portfolio at fair value. This investment comprised 10.4% of the total portfolio at fair value. Income, consisting of interest, dividends, fees, other investment income, and realization of gains or losses on equity interests, can fluctuate upon repayment of an investment or sale of an equity interest and in any given year can be highly concentrated among several investments. For the three months ended March 31, 2010 and March 31, 2009, no individual investment produced income that exceeded 10% of investment income.

Note 4.	Fee Income

The Company receives a variety of fees in the ordinary course of business. Certain fees, such as origination fees, are capitalized and amortized in accordance with ASC 310-20 Nonrefundable Fees and Other Costs. In accordance with ASC 820, the net unearned fee income balance is netted against the cost and fair value of the

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

respective investments. Other fees, such as servicing fees, are classified as fee income and recognized as they are earned on a monthly basis.

Accumulated unearned fee income activity for the six months ended March 31, 2010 and March 31, 2009 was as follows:

	Six Months	Six Months
	Ended	Ended
	March 31, 2010	March 31, 2009

Beginning unearned fee income balance	$5,589,630	$5,236,265
Net fees received	6,469,801	2,227,846
Unearned fee income recognized	(2,312,436)	(1,816,247)

Ending unearned fee income balance	$9,746,995	$5,647,864

As of March 31, 2010, the Company was entitled to receive approximately $7.9 million in aggregate exit fees across 12 portfolio investments upon the future exit of those investments. These fees will typically be paid to the Company upon the sooner to occur of (i) a sale of the borrower or substantially all of the assets of the borrower, (ii) the maturity date of the loan, or (iii) the date when full prepayment of the loan occurs. Exit fees, which are contractually payable by borrowers to the Company, previously were to be recognized on a cash basis when received and not accrued or otherwise included in net investment income until received. None of the loans with exit fees, all of which were originated in 2008 and 2009, have been exited and, as a result, no exit fees were recognized. Beginning with the quarter ended December 31, 2009, the Company recognizes income pertaining to contractual exit fees on an accrual basis and adds exit fee income to the principal balance of the related loan to the extent the Company determines that collection of the exit fee income is probable. Additionally, the Company includes the cash flows of contractual exit fees that it determines are probable of collection in determining the fair value of its loans. The Company believes the effect of this cumulative adjustment in the quarter ended December 31, 2009 was not material to its financial statements as of any date or for any period. For the three and six months ended March 31, 2010, fee income included approximately $23,000 and $50,000, respectively, of income from accrued exit fees.

The Company’s decision to accrue exit fees and the amount of each accrual involves subjective judgments and determinations based on the risks and uncertainties associated with the Company’s ability to ultimately collect exit fees relating to each individual loan, including the actions of the senior note holders to block the payment of the exit fees, the Company’s relationship with the equity sponsor, the potential modification and extension of a loan, and consideration of situations where exit fees have been added after the initial investment as a remedy for a covenant violation.

Note 5.	Share Data and Stockholders’ Equity

Effective January 2, 2008, the Partnership merged with and into the Company. At the time of the merger, all outstanding partnership interests in the Partnership were exchanged for 12,480,972 shares of common stock of the Company. An additional 26 fractional shares were payable to the stockholders in cash.

On June 17, 2008, the Company completed an initial public offering of 10,000,000 shares of its common stock at the offering price of $14.12 per share. The net proceeds totaled approximately $129.5 million net of investment banking commissions of approximately $9.9 million and offering costs of approximately $1.8 million.

On July 21, 2009, the Company completed a follow-on public offering of 9,487,500 shares of its common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $9.25 per share. The net proceeds totaled approximately $82.7 million after deducting investment banking commissions of approximately $4.4 million and offering costs of $0.7 million.

On September 25, 2009, the Company completed a follow-on public offering of 5,520,000 shares of its common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

$10.50 per share. The net proceeds totaled approximately $54.9 million after deducting investment banking commissions of approximately $2.8 million and offering costs of approximately $0.3 million.

On January 27, 2010, the Company completed a follow-on public offering of 7,000,000 shares of its common stock at the offering price of $11.20 per share, with 300,500 additional shares being sold as part of the underwriters’ partial exercise of their over-allotment option on February 25, 2010. The net proceeds totaled approximately $77.5 million after deducting investment banking commissions of approximately $3.7 million and offering costs of approximately $0.5 million.

No dilutive instruments were outstanding and reflected in the Company’s Consolidated Balance Sheet at March 31, 2010 or September 30, 2009. The following table sets forth the weighted average common shares outstanding for computing basic and diluted earnings per common share for the three and six months ended March 31, 2010 and March 31, 2009:

	Three Months	Three Months	Six Months	Six Months
	Ended	Ended	Ended	Ended
	March 31, 2010	March 31, 2009	March 31, 2010	March 31, 2009

Weighted average common shares outstanding, basic and diluted	43,019,350	22,752,688	40,421,657	22,656,383

During the fiscal year ended September 30, 2009 and the six months ended March 31, 2010, the Company had declared and paid dividends as follows: On December 9, 2008, the Company declared a dividend of $0.32 per share to stockholders of record on December 19, 2008, and a $0.33 per share dividend to stockholders of record on December 30, 2008. On December 18, 2008, the Company declared a special dividend of $0.05 per share to stockholders of record on December 30, 2008. On December 29, 2008, the Company paid a cash dividend of approximately $6.4 million and issued 105,326 common shares totaling approximately $0.8 million under the dividend reinvestment plan. On January 29, 2009, the Company paid a cash dividend of approximately $7.6 million and issued 161,206 common shares totaling approximately $1.0 million under the dividend reinvestment plan. On April 14, 2009, the Company declared a dividend of $0.25 per share to stockholders of record as of May 26, 2009. On June 25, 2009, the Company paid a cash dividend of approximately $5.6 million and issued 11,776 common shares totaling approximately $0.1 million under the dividend reinvestment plan. On August 3, 2009, the Company declared a dividend of $0.25 per share to stockholders of record as of September 8, 2009. On September 25, 2009, the Company paid a cash dividend of approximately $7.5 million and issued 56,890 common shares totaling approximately $0.6 million under the dividend reinvestment plan. On November 21, 2009, the Company declared a dividend of $0.27 per share to stockholders of record as of December 10, 2009. On December 29, 2009, the Company paid a cash dividend of approximately $9.7 million and issued 44,420 common shares totaling approximately $0.5 million under the dividend reinvestment plan. On January 12, 2010, the Company declared a dividend of $0.30 per share to stockholders of record as of March 3, 2010. On March 30, 2010, the Company paid a cash dividend of approximately $12.9 million and issued 58,869 common shares totaling approximately $0.7 million under the dividend reinvestment plan.

In October 2008, the Company’s Board of Directors authorized a stock repurchase program to acquire up to $8 million of the Company’s outstanding common stock. Stock repurchases under this program were made through the open market at times and in such amounts as Company management deemed appropriate. The stock repurchase program expired in December 2009. In October 2008, the Company repurchased 78,000 shares of common stock on the open market as part of its share repurchase program.

Note 6.	Line of Credit

On November 16, 2009, Fifth Street Funding, LLC, a consolidated wholly-owned bankruptcy remote, special purpose subsidiary (“Funding”), and the Company entered into a Loan and Servicing Agreement (“Agreement”), with respect to a three-year credit facility (“Facility”) with Wachovia Bank, National Association (“Wachovia”), Wells Fargo Securities, LLC, as administrative agent (“Wells Fargo”), each of the additional institutional and

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

conduit lenders party thereto from time to time, and each of the lender agents party thereto from time to time, in the amount of $50 million with an accordion feature, which allows for potential future expansion of the Facility up to $100 million. The Facility is secured by all of the assets of Funding, and all of the Company’s equity interest in Funding. The Facility bears interest at LIBOR plus 4.00% per annum and has a maturity date of November 16, 2012. The Facility may be extended for up to two additional years upon the mutual consent of Wells Fargo and each of the lender parties thereto. The Company intends to use the net proceeds of the Facility to fund a portion of its loan origination activities and for general corporate purposes.

In December 2009, the Company borrowed $38.0 million under the Facility. This amount was repaid in full in January 2010 and no amounts remained outstanding at March 31, 2010.

In connection with the Facility, the Company concurrently entered into (i) a Purchase and Sale Agreement with Funding, pursuant to which the Company will sell to Funding certain loan assets it has originated or acquired, or will originate or acquire and (ii) a Pledge Agreement with Wells Fargo Bank, National Association, pursuant to which the Company pledged all of its equity interests in Funding as security for the payment of Funding’s obligations under the Agreement and other documents entered into in connection with the Facility.

The Agreement and related agreements governing the Facility required both Funding and the Company to, among other things (i) make representations and warranties regarding the collateral as well as each of their businesses, (ii) agree to certain indemnification obligations, and (iii) comply with various covenants, servicing procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary requirements for similar credit facilities. The Facility agreements also include usual and customary default provisions such as the failure to make timely payments under the Facility, a change in control of Funding, and the failure by Funding or the Company to materially perform under the Agreement and related agreements governing the Facility, which, if not complied with, could accelerate repayment under the Facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations.

Each loan origination under the Facility is subject to the satisfaction of certain conditions. The Company cannot be assured that Funding will be able to borrow funds under the Facility at any particular time or at all.

Interest expense for the three and six months ended March 31, 2010 was $260,941 and $352,120, respectively. Interest expense for the three and six months ended March 31, 2009 was $128,201 and $168,359, respectively.

Note 7.	Interest and Dividend Income

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. In accordance with the Company’s policy, accrued interest is evaluated periodically for collectibility. The Company stops accruing interest on investments when it is determined that interest is no longer collectible. Distributions from portfolio companies are recorded as dividend income when the distribution is received.

The Company holds debt in its portfolio that contains a payment-in-kind (“PIK”) interest provision. The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. The Company generally ceases accruing PIK interest if there is insufficient value to support the accrual or if the Company does not expect the portfolio company to be able to pay all principal and interest due. The Company’s decision to cease accruing PIK interest involves subjective judgments and determinations based on available information about a particular portfolio company, including whether the portfolio company is current with respect to its payment of principal and interest on its loans and debt securities; monthly and quarterly financial statements and financial projections for the portfolio company; the Company’s assessment of the portfolio company’s business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan; information obtained by the Company in connection with periodic formal update interviews with the portfolio company’s management and, if appropriate, the private equity sponsor; and information about the general economic and market conditions in which the portfolio company operates. Based on this and other

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

information, the Company determines whether to cease accruing PIK interest on a loan or debt security. The Company’s determination to cease accruing PIK interest on a loan or debt security is generally made well before the Company’s full write-down of such loan or debt security.

Accumulated PIK interest activity for the six months ended March 31, 2010 and March 31, 2009 was as follows:

	Six Months	Six Months
	Ended	Ended
	March 31, 2010	March 31, 2009

PIK balance at beginning of period	$12,059,478	$5,367,032
Gross PIK interest accrued	5,187,143	4,170,923
PIK income reserves	(920,196)	(453,436)
PIK interest received in cash	(635,194)	(163,575)
Loan exits and other PIK adjustments	(1,143,830)	—

PIK balance at end of period	$14,547,401	$8,920,944

Two investments did not pay all of their scheduled monthly cash interest payments for the three months ended March 31, 2010. As of March 31, 2010, the Company had stopped accruing PIK interest and original issue discount (“OID”) on four investments, including the two investments that had not paid all of their scheduled monthly cash interest payments. As of March 31, 2009, the Company had stopped accruing PIK interest and OID on four investments, including two investments that had not paid all of their scheduled monthly cash interest payments. Income non-accrual amounts for the three and six months ended March 31, 2010 and March 31, 2009 were as follows:

	Three Months	Three Months	Six Months	Six Months
	Ended	Ended	Ended	Ended
	March 31, 2010	March 31, 2009	March 31, 2010	March 31, 2009

Cash interest income	$1,311,024	$632,071	$2,445,588	$902,578
PIK interest income	451,313	249,035	920,196	453,436
OID income	103,911	97,350	207,822	194,700

Total	$1,866,248	$978,456	$3,573,606	$1,550,714

Note 8.	Taxable/Distributable Income and Dividend Distributions

Taxable income differs from net increase (decrease) in net assets resulting from operations primarily due to: (1) unrealized appreciation (depreciation) on investments, as investment gains and losses are not included in taxable income until they are realized; (2) origination fees received in connection with investments in portfolio companies, which are amortized into interest income over the life of the investment for book purposes, are treated as taxable income upon receipt; (3) organizational and deferred offering costs; (4) recognition of interest income on certain loans; and (5) income or loss recognition on exited investments.

At September 30, 2009, the Company had a net capital loss carryforward of $1.5 million to offset net capital gains, to the extent provided by federal tax law. The capital loss carryforward will expire in the Company’s tax year ending September 30, 2017.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Listed below is a reconciliation of “net increase in net assets resulting from operations” to taxable/distributable income for the three and six months ended March 31, 2010.

	Three Months	Six Months
	Ended	Ended
	March 31, 2010	March 31, 2010

Net increase in net assets resulting from operations	$9,475,000	$18,929,000
Net change in unrealized appreciation from investments	(1,177,000)	(2,176,000)
Book/tax difference due to deferred loan origination fees, net	187,000	4,161,000
Book/tax difference due to organizational and deferred offering costs	(22,000)	(44,000)
Book/tax difference due to interest income on certain loans	958,000	1,745,000
Book/tax difference due to capital losses not recognized	2,908,000	2,802,000
Other book-tax differences	(11,000)	67,000

Taxable/Distributable Income(1)	$12,318,000	$25,484,000

(1)	The Company’s taxable income for 2010 is an estimate and will not be finally determined until the Company files its tax return for the fiscal year ended September 30, 2010. Therefore, the final taxable income may be different than the estimate.

Distributions to stockholders are recorded on the declaration date. The Company is required to distribute annually to its stockholders at least 90% of its net ordinary income and net realized short-term capital gains in excess of net realized long-term capital losses for each taxable year in order to be eligible for the tax benefits allowed to a RIC under Subchapter M of the Code. The Company anticipates paying out as a dividend all or substantially all of those amounts. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is based on management’s estimate of the Company’s annual taxable income. Based on that, a dividend is declared and paid each quarter. The Company maintains an “opt out” dividend reinvestment plan for its stockholders.

To date, the Company’s Board of Directors declared, and the Company paid, the following distributions:

Quarterly	5/1/2008	5/19/2008	6/3/2008	$0.30
Quarterly	8/6/2008	9/10/2008	9/26/2008	$0.31
Quarterly	12/9/2008	12/19/2008	12/29/2008	$0.32
Quarterly	12/9/2008	12/30/2008	1/29/2009	$0.33
Special	12/18/2008	12/30/2008	1/29/2009	$0.05
Quarterly	4/14/2009	5/26/2009	6/25/2009	$0.25
Quarterly	8/3/2009	9/8/2009	9/25/2009	$0.25
Quarterly	11/12/2009	12/10/2009	12/29/2009	$0.27
Quarterly	1/12/2010	3/3/2010	3/30/2010	$0.30

For income tax purposes, the Company estimates that distributions in this calendar year will be composed entirely of ordinary income, and will be reflected as such on the Form 1099-DIV for the calendar year 2010. The Company anticipates declaring further distributions to its stockholders to meet the RIC distribution requirements.

As a RIC, the Company is also subject to a federal excise tax based on distributive requirements of its taxable income on a calendar year basis. Because the Company did not satisfy these distribution requirements for calendar years 2008 and 2009, the Company incurred a de minimis federal excise tax for those calendar years.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 9.	Realized Gains or Losses from Investments and Net Change in Unrealized Appreciation or Depreciation from Investments

Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period, net of recoveries. Net change in unrealized appreciation or depreciation from investments reflects the net change in the valuation of the portfolio pursuant to the Company’s valuation guidelines and the reclassification of any prior period unrealized appreciation or depreciation on exited investments.

During the six months ended March 31, 2010, the Company recorded a realized loss in the amount of $2.9 million in connection with the sale of a portion of its interest in CPAC, Inc., and received a cash payment in the amount of $0.1 million representing a payment in full of all amounts due in connection with the cancellation of its loan agreement with American Hardwoods Industries, LLC. The Company recorded a $0.1 million reduction to the previously recorded $10.4 million realized loss on the investment in American Hardwoods. During the six months ended March 31, 2009, the Company recorded $12.4 million of realized losses on two of its portfolio company investments in connection with the determination that such investments were permanently impaired based on, among other things, analysis of changes in each portfolio company’s business operations and prospects.

Note 10.	Concentration of Credit Risks

The Company places its cash in financial institutions, and at times, such balances may be in excess of the FDIC insured limit.

Note 11.	Related Party Transactions

Base Management Fee

The base management fee is calculated at an annual rate of 2% of the Company’s gross assets, which includes any borrowings for investment purposes. The base management fee is payable quarterly in arrears, and will be calculated based on the value of the Company’s gross assets at the end of each fiscal quarter, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during such quarter. The base management fee for any partial month or quarter will be appropriately prorated.

On January 6, 2010, the Company announced that the Investment Adviser has voluntarily agreed to take the following actions:

•	To waive the portion of its base management fee for the quarter ended December 31, 2009 attributable to four new portfolio investments, as well as cash and cash equivalents. The amount of the management fee waived was approximately $727,000; and

•	To permanently waive that portion of its base management fee attributable to the Company’s assets held in the form of cash and cash equivalents as of the end of each quarter beginning March 31, 2010.

For purposes of the waiver, cash and cash equivalents is as defined in the notes to the Company’s Consolidated Financial Statements.

For the three and six months ended March 31, 2010, the net base management fee was approximately $2.3 million and $3.9 million, respectively. For the three and six months ended March 31, 2009, the net base management fee was approximately $1.5 million and $2.9 million, respectively. At March 31, 2010, the Company had a liability on its balance sheet in the amount of approximately $2.3 million reflecting the unpaid portion of the base management fee payable to the Investment Adviser.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Incentive Fee

The incentive fee portion of the investment advisory agreement has two parts. The first part is calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding fiscal quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the fiscal quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Company’s administration agreement with FSC, Inc., and any interest expense and dividends paid on any issued and outstanding indebtedness or preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding fiscal quarter, will be compared to a “hurdle rate” of 2% per quarter (8% annualized), subject to a “catch-up” provision measured as of the end of each fiscal quarter. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of its gross assets used to calculate the 2% base management fee. The operation of the incentive fee with respect to the Company’s Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•	No incentive fee is payable to the Investment Adviser in any fiscal quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the “preferred return” or “hurdle”).

•	100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser. The Company refers to this portion of its Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide the Investment Adviser with an incentive fee of 20% on all of the Company’s Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when the Company’s Pre-Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter.

•	20% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved (20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the Investment Adviser).

The second part of the incentive fee will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), commencing on September 30, 2008, and equals 20% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The incentive fee determined as of September 30, 2008 was calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from inception.

For the three and six months ended March 31, 2010, the incentive fee was approximately $2.8 million and $4.9 million, respectively. For the three and six months ended March 31, 2009, the incentive fee was approximately $1.9 million and $3.9 million, respectively. At March 31, 2010, the Company had a liability on its balance sheet in the amount of approximately $2.8 million reflecting the unpaid portion of the incentive fee payable to the Investment Adviser.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Indemnification

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Company’s Investment Adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Adviser’s services under the investment advisory agreement or otherwise as the Company’s Investment Adviser.

Administration Agreement

The Company has also entered into an administration agreement with FSC, Inc. under which FSC, Inc. provides administrative services for the Company, including office facilities and equipment, and clerical, bookkeeping and recordkeeping services at such facilities. Under the administration agreement, FSC, Inc. also performs or oversees the performance of the Company’s required administrative services, which includes being responsible for the financial records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, FSC, Inc. assists the Company in determining and publishing the Company’s net asset value, overseeing the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. For providing these services, facilities and personnel, the Company reimburses FSC, Inc. the allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement, including rent and the Company’s allocable portion of the costs of compensation and related expenses of the Company’s chief financial officer and chief compliance officer and their staff. FSC, Inc. has voluntarily determined to forgo receiving reimbursement for the services performed for the Company by its chief compliance officer, Bernard D. Berman, given his compensation arrangement with the Investment Adviser. However, although FSC, Inc. currently intends to forgo its right to receive such reimbursement, it is under no obligation to do so and may cease to do so at any time in the future. FSC, Inc. may also provide, on the Company’s behalf, managerial assistance to the Company’s portfolio companies. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

For the three and six months ended March 31, 2010, the Company incurred administrative expenses of approximately $0.6 million and $1.0 million, respectively. At March 31, 2010, the Company had a liability on its balance sheet in the amount of approximately $0.6 million reflecting the unpaid portion of administrative expenses due to FSC, Inc.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 12.	Financial Highlights

	Three Months	Three Months	Six Months	Six Months
	Ended	Ended	Ended	Ended
	March 31, 2010(1)	March 31, 2009(1)	March 31, 2010(1)	March 31, 2009(1)

Per share data (2):
Net asset value at beginning of period	$10.82	$11.86	$10.84	$13.02
Dividends declared	(0.30)	—	(0.57)	(0.70)
Issuance of common stock	(0.04)	(0.04)	(0.04)	(0.03)
Repurchases of common stock	—	—	—	(0.02)
Net investment income	0.26	0.33	0.48	0.69
Unrealized appreciation (depreciation) on investments	0.03	0.33	0.06	(0.47)
Realized loss on investments	(0.07)	(0.54)	(0.07)	(0.55)
Net asset value at end of period	$10.70	$11.94	$10.70	$11.94
Per share market value at beginning of period	$10.74	$7.55	$10.93	$10.05
Per share market value at end of period	$11.61	$7.74	$11.61	$7.74
Total return(3)	10.89%	2.52%	11.44%	(16.02)%
Common shares outstanding at beginning of period	37,923,407	22,641,615	37,878,987	22,614,289
Common shares outstanding at end of period	45,282,596	22,802,821	45,282,596	22,802,821
Stockholders’ equity at beginning of period	$410,257,351	$268,548,431	$410,556,071	$294,335,839
Stockholders’ equity at end of period	$484,397,005	$272,352,706	$484,397,005	$272,352,706
Average stockholders’ equity(4)	$456,501,106	$270,633,268	$432,914,471	$277,946,883
Ratio of total expenses, excluding interest expense, to average stockholders’ equity(5)	5.68%	6.45%	5.18%	6.23%
Ratio of total expenses to average stockholders’ equity(5)	5.91%	6.64%	5.35%	6.35%
Ratio of net investment income to average stockholders’ equity(5)	9.96%	11.22%	9.06%	11.33%
Total return to stockholders based on average stockholders’ equity	8.42%	4.25%	8.77%	(5.36)%
Ratio of portfolio turnover to average investments at fair value	1.00%	0.00%	1.18%	0.00%
Weighted average outstanding debt(6)	$11,928,015	$—	$6,151,216	$—

(1)	The amounts reflected in the financial highlights above represent net assets, income and expense ratios for all stockholders.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(2)	Based on actual shares outstanding at the end of the corresponding period or weighted average shares outstanding for the period, as appropriate.

(3)	Total return equals the increase or decrease of ending market value over beginning market value, plus distributions, divided by the beginning market value, assuming dividend reinvestment prices obtained under the Company’s dividend reinvestment plan. Total return is not annualized.

(4)	Calculated based upon the daily weighted average stockholders’ equity for the period.

(5)	Interim periods are annualized.

(6)	Calculated based upon the daily weighted average of loans payable for the period.

Note 13.	Preferred Stock

The Company’s restated certificate of incorporation had not authorized any shares of preferred stock. However, on April 4, 2008, the Company’s Board of Directors approved a certificate of amendment to its restated certificate of incorporation reclassifying 200,000 shares of its common stock as shares of non-convertible, non-participating preferred stock, with a par value of $0.01 and a liquidation preference of $500 per share (“Series A Preferred Stock”) and authorizing the issuance of up to 200,000 shares of Series A Preferred Stock. The Company’s certificate of amendment was also approved by the holders of a majority of the shares of its outstanding common stock through a written consent first solicited on April 7, 2008. On April 24, 2008, the Company filed its certificate of amendment and on April 25, 2008, it sold 30,000 shares of Series A Preferred Stock to a company controlled by Bruce E. Toll, one of the Company’s directors at that time. For the three months ended June 30, 2008, the Company paid dividends of approximately $234,000 on the 30,000 shares of Series A Preferred Stock. The dividend payments were considered to be, and included in, interest expense for accounting purposes since the preferred stock has a mandatory redemption feature. On June 30, 2008, the Company redeemed 30,000 shares of Series A Preferred Stock at the mandatory redemption price of 101% of the liquidation preference or $15,150,000. The $150,000 was considered to be, and was included in, interest expense for accounting purposes due to the stock’s mandatory redemption feature. As of March 31, 2010, no preferred stock was outstanding.

Note 14.	Subsequent Events

On April 2, 2010, ADAPCO, Inc. drew $2.0 million on its credit line. Prior to the draw, the Company’s unfunded commitment to ADAPCO was $6.5 million.

On April 7, 2010, Trans-Trade, Inc. drew $0.5 million on its previously undrawn credit line. Prior to the draw, the Company’s unfunded commitment to Trans-Trade was $2.0 million.

On April 20, 2010, Vanguard Vinyl, Inc. repaid $0.25 million on its credit line. Prior to the repayment, the Company’s unfunded commitment to Vanguard Vinyl was $0.75 million.

On April 20, 2010, at the Company’s 2010 Annual Meeting, its stockholders approved, among other things, amendments to the Company’s restated certificate of incorporation to increase the number of authorized shares of common stock from 49,800,000 shares to 150,000,000 shares and to remove the Company’s authority to issue shares of Series A Preferred Stock.

On March 24, 2010, the Company’s SBIC subsidiary received an approval from the SBA to draw an aggregate of $37.5 million under its outstanding SBA commitment of $75 million. On April 21, 2010, the Company’s SBIC subsidiary drew $17.5 million from its SBA commitment to use to fund future transactions.

On April 30, 2010, the Company notified ING Capital LLC that the financing commitment for a syndicated three year revolving credit facility for up to $150 million had been terminated. However, the Company continues to discuss with ING the possibility of entering into an ING-led credit facility on more favorable terms.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

On April 30, 2010, the Company closed an $11.0 million senior secured debt facility to support the acquisition of a technology-based marketing services company. The investment is backed by a private equity sponsor and $9.0 million was funded at closing. The terms of this investment include a $2.0 million revolver at an interest rate of LIBOR plus 6.0% per annum with a 3% LIBOR floor, a $5.0 million Term Loan A at an interest rate of LIBOR plus 7.0% per annum with a 3% LIBOR floor, and a $4.0 million Term Loan B at an interest rate of LIBOR plus 9.0% per annum in cash with a 3% LIBOR floor and 1.5% PIK. This is a first lien facility with a scheduled maturity of five years.

On May 3, 2010, the Company’s Board of Directors declared a dividend of $0.32 per share, payable on June 30, 2010 to stockholders of record on May 20, 2010.

On May 3, 2010, the Company closed a $35.5 million senior secured debt facility to support the acquisition of a healthcare equipment manufacturing company. The investment is backed by a private equity sponsor and $31.5 million was funded at closing. The terms of this investment include a $5.0 million revolver at an interest rate of LIBOR plus 7.0% per annum with a 3% LIBOR floor and a $30.5 million Term Loan at an interest rate of LIBOR plus 9.75% per annum in cash with a 3% LIBOR floor and 1.0% PIK. This is a first lien facility with a scheduled maturity of five years.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders of
    Fifth Street Finance Corp.

We have audited the accompanying consolidated balance sheets, including the consolidated schedule of investments, of Fifth Street Finance Corp. (a Delaware corporation and successor to Fifth Street Mezzanine Partners III, L.P.) (the “Company”) as of September 30, 2009 and 2008, and the related consolidated statements of operations, changes in net assets, and cash flows and the financial highlights (included in Note 12) for the years ended September 30, 2009 and 2008, and the period February 15, 2007 (inception) through September 30, 2007. Our audits of the basic financial statements included the Schedule of Investments In and Advances to Affiliates. These financial statements, financial highlights and financial statement schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included physical inspection or confirmation of securities owned as of September 30, 2009 and 2008. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fifth Street Finance Corp. as of September 30, 2009 and 2008, and the results of its operations, changes in net assets and its cash flows and financial highlights for the years ended September 30, 2009 and 2008, and the period February 15, 2007 (inception) through September 30, 2007 in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

As discussed in Note 2 to the accompanying consolidated financial statements, effective October 1, 2008, the Company adopted ASC 820, “Fair Value Measurements and Disclosures.”

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Fifth Street Finance Corp.’s internal control over financial reporting as of September 30, 2009, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”) and our report dated December 9, 2009 expressed and unqualified opinion.

/s/ GRANT THORNTON LLP

New York, New York
December 9, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders
    Fifth Street Finance Corp.

We have audited Fifth Street Finance Corp.’s (a Delaware corporation and successor to Fifth Street Mezzanine Partners III, L.P.) (the “Company”) internal control over financial reporting as of September 30, 2009, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Fifth Street Capital Corp.’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on Fifth Street Capital Corp.’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, Fifth Street Capital Corp. maintained effective internal control over financial reporting in all material respects as of September 30, 2009, based on criteria established in Internal Control — Integrated Framework issued by COSO.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the accompanying consolidated balance sheets, including the consolidated schedule of investments, of Fifth Street Finance Corp. as of September 30, 2009 and 2008, and the related consolidated statements of operations, changes in net assets, and cash flows and the financial highlights (included in Note 12) for the years ended September 30, 2009 and 2008, and the period February 15, 2007 (inception) through September 30, 2007 and our report dated December 9, 2009 expressed an unqualified opinion and included explanatory paragraphs regarding the Company’s adoption of ASC 820, “Fair Value Measurements and Disclosures.”

/s/ GRANT THORNTON LLP

New York, New York
December 9, 2009

Fifth Street Finance Corp.

Consolidated Balance Sheets

	September 30,	September 30,
	2009	2008

ASSETS
Investments at Fair Value:
Control investments (cost 9/30/09: $12,045,029; cost 9/30/08: $0)	$5,691,107	$—
Affiliate investments (cost 9/30/09: $71,212,035; cost 9/30/08: $81,820,636)	64,748,560	71,350,417
Non-control/Non-affiliate investments (cost 9/30/09 $243,975,221; cost 9/30/08 $208,764,349)	229,171,470	202,408,737

Total Investments at Fair Value	299,611,137	273,759,154
Cash and cash equivalents	113,205,287	22,906,376
Interest receivable	2,866,991	2,367,806
Due from portfolio company	154,324	80,763
Prepaid expenses and other assets	49,609	34,706

Total Assets	$415,887,348	$299,148,805

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Accounts payable, accrued expenses and other liabilities	$723,856	$567,691
Base management fee payable	1,552,160	1,381,212
Incentive fee payable	1,944,263	1,814,013
Due to FSC, Inc.	703,900	574,102
Interest payable	—	38,750
Payments received in advance from portfolio companies	190,378	133,737
Offering costs payable	216,720	303,461

Total Liabilities	5,331,277	4,812,966

Stockholders’ Equity:
Preferred stock, $0.01 par value, 200,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.01 par value, 49,800,000 shares authorized, 37,878,987 and 22,614,289 shares issued and outstanding at September 30, 2009 and September 30, 2008	378,790	226,143
Additional paid-in-capital	439,989,597	300,524,155
Net unrealized depreciation on investments	(27,621,147)	(16,825,831)
Net realized gain (loss) on investments	(14,310,713)	62,487
Accumulated undistributed net investment income	12,119,544	10,348,885

Total Stockholders’ Equity	410,556,071	294,335,839

Total Liabilities and Stockholders’ Equity	$415,887,348	$299,148,805

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Operations

			For the
			Period
	Year	Year	February 15, 2007
	Ended	Ended	(Inception) through
	September 30,	September 30,	September 30,
	2009	2008	2007

Interest income:
Control investments	$—	$—	$—
Affiliate investments	10,632,844	8,804,543	2,407,709
Non-control/Non-affiliate investments	27,931,097	16,800,945	1,068,368
Interest on cash and cash equivalents	208,824	750,605	—

Total interest income	38,772,765	26,356,093	3,476,077

PIK interest income:
Control investments	—	—	—
Affiliate investments	1,634,116	1,539,934	492,605
Non-control/Non-affiliate investments	5,821,173	3,357,464	96,190

Total PIK interest income	7,455,289	4,897,398	588,795

Fee income:
Control investments	—	—	—
Affiliate investments	1,101,656	702,463	164,222
Non-control/Non-affiliate investments	2,440,538	1,105,576	64,610

Total fee income	3,542,194	1,808,039	228,832

Dividend and other income:
Control investments	—	—	—
Affiliate investments	—	26,740	2,228
Non-control/Non-affiliate investments	22,791	130,971	—
Other income	35,396	—	—

Total dividend and other income	58,187	157,711	2,228

Total investment income	49,828,435	33,219,241	4,295,932

Expenses:
Base management fee	6,060,690	4,258,334	1,564,189
Incentive fee	7,840,579	4,117,554	—
Professional fees	1,492,554	1,389,541	211,057
Board of Directors fees	310,250	249,000	—
Organizational costs	—	200,747	413,101
Interest expense	636,901	917,043	522,316
Administrator expense	796,898	978,387	—
Line of credit guarantee expense	—	83,333	250,000
Transaction fees	—	206,726	357,012
General and administrative expenses	1,500,197	674,360	18,867

Total expenses	18,638,069	13,075,025	3,336,542
Base management fee waived	(171,948)	—	—

Net expenses	18,466,121	13,075,025	3,336,542

Net investment income	31,362,314	20,144,216	959,390

Unrealized appreciation (depreciation) on investments:
Control investments	(1,792,015)	—	—
Affiliate investments	286,190	(10,570,012)	99,792
Non-control/Non-affiliate investments	(9,289,492)	(6,378,755)	23,144

Total unrealized appreciation (depreciation) on investments	(10,795,317)	(16,948,767)	122,936

Realized gain (loss) on investments:
Control investments	—	—	—
Affiliate investments	(4,000,000)	—	—
Non-control/Non-affiliate investments	(10,373,200)	62,487	—

Total realized gain (loss) on investments	(14,373,200)	62,487	—

Net increase in net assets resulting from operations	$6,193,797	$3,257,936	$1,082,326

Net Investment Income per common share — basic and diluted(1)	$1.27	$1.29	N/A
Unrealized depreciation per common share	(0.44)	(1.09)	N/A
Realized gain (loss) per common share	(0.58)	0.01	N/A

Earnings per common share — basic and diluted(1)	$0.25	$0.21	N/A

Weighted average common shares — basic and diluted	24,654,325	15,557,469	N/A

(1)	The earnings and net investment income per share calculations for the year ended September 30, 2008 are based on the assumption that if the number of shares issued at the time of the merger on January 2, 2008 (12,480,972 shares of common stock) had been issued at the beginning of the fiscal year on October 1, 2007, the Company’s earnings and net investment income per share would have been $0.21 and $1.29 per share, respectively.

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Changes in Net Assets

			For the Period
			February 15, 2007
	Year Ended	Year Ended	(Inception) through
	September 30,	September 30,	September 30,
	2009	2008	2007

Operations:
Net investment income	$31,362,314	$20,144,216	$959,390
Net unrealized appreciation (depreciation) on investments	(10,795,317)	(16,948,767)	122,936
Net realized gains (losses) on investments	(14,373,200)	62,487	—

Net increase in net assets resulting from operations	6,193,797	3,257,936	1,082,326

Stockholder transactions:
Distributions to stockholders from net investment income	(29,591,657)	(10,754,721)	—

Net decrease in net assets from stockholder transactions	(29,591,657)	(10,754,721)	—

Capital share transactions:
Issuance of preferred stock	—	15,000,000	—
Issuance of common stock	137,625,075	129,448,456	—
Issuance of common stock under dividend reinvestment plan	2,455,499	1,882,200	—
Redemption of preferred stock	—	(15,000,000)	—
Repurchases of common stock	(462,482)	—	—
Issuance of common stock upon conversion of partnership interests	—	169,420,000	—
Redemption of partnership interest for common stock	—	(169,420,000)	—
Fractional shares paid to partners from conversion	—	(358)	—
Capital contributions from partners	—	66,497,000	105,733,369
Capital withdrawals by partners	—	(2,810,369)	—

Net increase in net assets from capital share transactions	139,618,092	195,016,929	105,733,369

Total increase in net assets	116,220,232	187,520,144	106,815,695
Net assets at beginning of period	294,335,839	106,815,695	—

Net assets at end of period	$410,556,071	$294,335,839	$106,815,695

Net asset value per common share	$10.84	$13.02	N/A

Common shares outstanding at end of period	37,878,987	22,614,289	N/A

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Cash Flows

			For the Period
			February 15, 2007
	Year Ended	Year Ended	(Inception) through
	September 30,	September 30,	September 30,
	2009	2008	2007

Cash flows from operating activities:
Net increase in net assets resulting from operations	$6,193,797	$3,257,936	$1,082,326
Change in unrealized (appreciation) depreciation on investments	10,795,317	16,948,767	(122,936)
Realized (gains) losses on investments	14,373,200	(62,487)	—
PIK interest income, net of cash received	(7,027,149)	(4,782,986)	(588,795)
Recognition of fee income	(3,542,194)	(1,808,039)	(228,832)
Fee income received	3,895,559	5,478,011	1,795,125
Accretion of original issue discount on investments	(842,623)	(954,436)	(265,739)
Other income	(35,396)	—	—
Changes in operating assets and liabilities:
Increase in interest receivable	(499,185)	(1,613,183)	(754,623)
(Increase) decrease in due from portfolio company	(73,561)	46,952	(127,715)
(Increase) decrease in prepaid management fees	—	252,586	(252,586)
Increase in prepaid expenses and other assets	(14,903)	(34,706)	—
Increase in accounts payable, accrued expenses and other liabilities	156,170	150,584	417,107
Increase in base management fee payable	170,948	1,381,212	—
Increase in incentive fee payable	130,250	1,814,013	—
Increase in due to FSC, Inc.	129,798	574,102	—
Increase (decrease) in interest payable	(38,750)	28,816	9,934
Increase in payments received in advance from portfolio companies	56,641	133,737	—
Purchase of investments	(61,950,000)	(202,402,611)	(88,979,675)
Proceeds from the sale of investments	144,000	62,487	—
Principal payments received on investments (scheduled repayments and revolver paydowns)	6,951,902	2,152,992	—
Principal payments received on investments (payoffs)	11,350,000	—	—

Net cash used in operating activities	(19,676,179)	(179,376,253)	(88,016,409)

Cash flows from financing activities:
Dividends paid in cash	(27,136,158)	(8,872,521)	—
Repurchases of common stock	(462,482)	—	—
Capital contributions	—	66,497,000	105,733,369
Capital withdrawals	—	(2,810,369)	—
Borrowings	29,500,000	79,250,000	86,562,983
Repayments of borrowings	(29,500,000)	(79,250,000)	(86,562,983)
Proceeds from the issuance of common stock	138,578,307	131,316,000	—
Proceeds from the issuance of mandatorily redeemable preferred stock	—	15,000,000	—
Redemption of preferred stock	—	(15,000,000)	—
Offering costs paid	(1,004,577)	(1,501,179)	(62,904)
Redemption of partnership interests for cash	—	(358)	—

Net cash provided by financing activities	109,975,090	184,628,573	105,670,465

Net increase in cash and cash equivalents	90,298,911	5,252,320	17,654,056
Cash and cash equivalents, beginning of period	22,906,376	17,654,056	—

Cash and cash equivalents, end of period	$113,205,287	$22,906,376	$17,654,056

Supplemental Information:
Cash paid for interest	$425,651	$888,227	$512,382
Non-cash financing activities:
Issuance of shares of common stock under dividend reinvestment plan	$2,455,499	$1,882,200	$—
Reinvested shares of common stock under dividend reinvestment plan	$—	$(1,882,200)	$—
Redemption of partnership interests	$—	$(173,699,632)	$—
Issuance of shares of common stock in exchange for partnership interests	$—	$173,699,632	$—

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments
September 30, 2009

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Control Investments(3)
Lighting by Gregory, LLC	Housewares & Specialties
First Lien Term Loan A, 9.75% due 2/28/2013		$4,800,003	$4,728,589	$2,419,627
First Lien Term Loan B, 14.5% due 2/28/2013		7,115,649	6,906,440	3,271,480
97.38% membership interest			410,000	—

			12,045,029	5,691,107

Total Control Investments			$12,045,029	$5,691,107

Affiliate Investments(4)
O’Currance, Inc.	Data Processing & Outsourced Services
First Lien Term Loan A, 16.875% due 3/21/2012		$10,526,514	$10,370,246	$10,186,501
First Lien Term Loan B, 16.875% due 3/21/2012		2,765,422	2,722,952	2,919,071
1.75% Preferred Membership Interest in O’Currance Holding Co., LLC			130,413	130,413
3.3% Membership Interest in O’Currance Holding Co., LLC			250,000	53,831

			13,473,611	13,289,816
CPAC, Inc.(9)	Household Products & Specialty Chemicals
Second Lien Term Loan, 17.5% due 4/13/2012		11,398,948	9,506,805	4,448,661
Charge-off of cost basis of impaired loan(12)			(4,000,000)	—
2,297 shares of Common Stock			2,297,000	—

			7,803,805	4,448,661
Elephant & Castle, Inc.	Restaurants
Second Lien Term Loan, 15.5% due 4/20/2012		8,030,061	7,553,247	7,311,604
7,500 shares of Series A Preferred Stock			750,000	492,469

			8,303,247	7,804,073
MK Network, LLC	Healthcare technology
First Lien Term Loan A, 13.5% due 6/1/2012		9,500,000	9,220,111	9,033,826
First Lien Term Loan B, 17.5% due 6/1/2012		5,212,692	4,967,578	5,163,544
First Lien Revolver, Prime + 1.5% (10% floor), due 6/1/2010(10)		—	—	—
11,030 Membership Units(6)			771,575	—

			14,959,264	14,197,370
Martini Park, LLC(9)	Restaurants
First Lien Term Loan, 14% due 2/20/2013		4,390,798	3,408,351	2,068,303
5% membership interest			650,000	—

			4,058,351	2,068,303
Caregiver Services, Inc.	Healthcare services
Second Lien Term Loan A, LIBOR+6.85% (12% floor) due 2/25/2013		8,570,595	8,092,364	8,225,400
Second Lien Term Loan B, 16.5% due 2/25/2013		14,242,034	13,440,995	13,508,338
1,080,399 shares of Series A Preferred Stock			1,080,398	1,206,599

			22,613,757	22,940,337

Total Affiliate Investments			$71,212,035	$64,748,560

Non-Control/Non-Affiliate Investments(7)
Best Vinyl Acquisition Corporation(9)	Building Products
Second Lien Term Loan, 12% due 3/30/2013		$7,000,000	$6,779,947	$6,138,582
25,641 Shares of Series A Preferred Stock			253,846	20,326
25,641 Shares of Common Stock			2,564	—

			7,036,357	6,158,908

Fifth Street Finance Corp.

Consolidated Schedule of Investments
September 30, 2009

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Traffic Control & Safety Corporation	Construction and Engineering
Second Lien Term Loan, 15% due 6/29/2014		19,310,587	19,025,031	17,693,780
24,750 shares of Series B Preferred Stock			247,500	158,512
25,000 shares of Common Stock			2,500	—

			19,275,031	17,852,292
Nicos Polymers & Grinding Inc.(9)	Environmental & facilities services
First Lien Term Loan A, LIBOR+5% (10% floor), due 7/17/2012		3,091,972	3,040,465	2,162,593
First Lien Term Loan B, 13.5% due 7/17/2012		5,980,128	5,716,250	3,959,643
3.32% Interest in Crownbrook Acquisition I LLC			168,086	—

			8,924,801	6,122,236
TBA Global, LLC(9)	Media: Advertising
Second Lien Term Loan A, LIBOR+5% (10% floor), due 8/3/2010		2,583,805	2,576,304	2,565,305
Second Lien Term Loan B, 14.5% due 8/3/2012		10,797,936	10,419,185	10,371,277
53,994 Senior Preferred Shares			215,975	162,621
191,977 Shares A Shares			191,977	—

			13,403,441	13,099,203
Fitness Edge, LLC	Leisure Facilities
First Lien Term Loan A, LIBOR+5.25% (10% floor), due 8/8/2012		1,750,000	1,740,069	1,753,262
First Lien Term Loan B, 15% due 8/8/2012		5,490,743	5,404,192	5,321,281
1,000 Common Units			42,908	70,354

			7,187,169	7,144,897
Filet of Chicken(9)	Food Distributors
Second Lien Term Loan, 14.5% due 7/31/2012		9,307,547	8,922,946	8,979,657

			8,922,946	8,979,657
Boot Barn(9)	Footwear and Apparel
Second Lien Term Loan, 14.5% due 10/3/2013		22,518,091	22,175,818	22,050,462
24,706 shares of Series A Preferred Stock			247,060	32,259
1,308 shares of Common Stock			131	—

			22,423,009	22,082,721
Premier Trailer Leasing, Inc.	Trailer Leasing Services
Second Lien Term Loan, 16.5% due 10/23/2012		17,855,617	17,063,645	9,860,940
285 shares of Common Stock			1,140	—

			17,064,785	9,860,940
Pacific Press Technologies, Inc.	Capital Goods
Second Lien Term Loan, 14.75% due 1/10/2013		9,813,993	9,621,279	9,606,186
33,463 shares of Common Stock			344,513	160,299

			9,965,792	9,766,485
Rose Tarlow, Inc.(9)	Home Furnishing Retail
First Lien Term Loan, 12% due 1/25/2014		10,191,188	10,016,956	8,827,182
First Lien Revolver, LIBOR+4% (9% floor) due 1/25/2014(10)		1,550,000	1,538,806	1,509,219
0.00% membership interest in RTMH Acquisition Company(14)			1,275,000	—
0.00% membership interest in RTMH Acquisition Company(14)			25,000	—

			12,855,762	10,336,401

Fifth Street Finance Corp.

Consolidated Schedule of Investments
September 30, 2009

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Goldco, LLC	Restaurants
Second Lien Term Loan, 17.5% due 1/31/2013		8,024,147	7,926,647	7,938,639

			7,926,647	7,938,639
Rail Acquisition Corp.	Manufacturing - Mechanical Products
First Lien Term Loan, 17% due 4/1/2013		15,668,956	15,416,411	15,081,138

			15,416,411	15,081,138
Western Emulsions, Inc.	Emulsions Manufacturing
Second Lien Term Loan, 15% due 6/30/2014		11,928,600	11,743,630	12,130,945

			11,743,630	12,130,945
Storytellers Theaters Corporation	Entertainment - Theaters
First Lien Term Loan, 15% due 7/16/2014		7,275,313	7,166,749	7,162,190
First Lien Revolver, LIBOR+3.5% (10% floor), due 7/16/2014		250,000	234,167	223,136
1,692 shares of Common Stock			169	—
20,000 shares of Preferred Stock			200,000	156,256

			7,601,085	7,541,582
HealthDrive Corporation(9)	Healthcare facilities
First Lien Term Loan A, 10% due 7/17/2013		7,800,000	7,574,591	7,731,153
First Lien Term Loan B, 13% due 7/17/2013		10,076,089	9,926,089	9,587,523
First Lien Revolver, 12% due 7/17/2013		500,000	485,000	534,693

			17,985,680	17,853,369
idX Corporation	Merchandise Display
Second Lien Term Loan, 14.5% due 7/1/2014		13,316,247	13,014,576	13,074,682

			13,014,576	13,074,682
Cenegenics, LLC	Healthcare services
First Lien Term Loan, 17% due 10/27/2013		10,372,069	10,076,277	10,266,770
116,237 Common Units(6)			151,108	515,782

			10,227,385	10,782,552
IZI Medical Products, Inc.	Healthcare technology
First Lien Term Loan A, 12% due 3/31/2014		5,600,000	5,504,943	5,547,944
First Lien Term Loan B, 16% due 3/31/2014		17,042,500	16,328,120	16,532,244
First Lien Revolver, 10% due 3/31/2014(11)		—	(45,000)	(45,000)
453,755 Preferred units of IZI Holdings, LLC			453,755	530,016

			22,241,818	22,565,204
Trans-Trade, Inc.	Air freight & logistics
First Lien Term Loan, 15.5% due 9/10/2014		11,016,042	10,798,229	10,838,952
First Lien Revolver, 12% due 9/10/2014(11)		—	(39,333)	(39,333)

			10,758,896	10,799,619
Riverlake Equity Partners II, LP(13)	Multi-sector holdings
0.14% limited partnership interest			—	—
Riverside Fund IV, LP(13)	Multi-sector holdings
0.92% limited partnership interest			—	—

Total Non-Control/Non-Affiliate Investments			$243,975,221	$229,171,470

Total Portfolio Investments			$327,232,285	$299,611,137

Fifth Street Finance Corp.

Consolidated Schedule of Investments
September 30, 2009

(1)	All debt investments are income producing. Equity is non-income producing unless otherwise noted.

(2)	See Note 3 to Consolidated Financial Statements for summary geographic location.

(3)	Control Investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.

(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.

(5)	Equity ownership may be held in shares or units of companies related to the portfolio companies.

(6)	Income producing through payment of dividends or distributions.

(7)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(8)	Principal includes accumulated PIK interest and is net of repayments.

(9)	Interest rates have been adjusted on certain term loans and revolvers. These rate adjustments are temporary in nature due to financial or payment covenant violations in the original credit agreements, or permanent in nature per loan amendment or waiver documents. The table below summarizes these rate adjustments by portfolio company:

Portfolio Company	Effective date	Cash interest	PIK interest	Reason

CPAC, Inc.	November 21, 2008	—	+ 1.0% on Term Loan	Per waiver agreement
Rose Tarlow, Inc.	January 1, 2009	+0.5% on Term Loan, + 3.0% on Revolver	+ 2.5% on Term Loan	Tier pricing per waiver agreement
Martini Park, LLC	October 1, 2008	− 6.0% on Term Loan	+ 6.0% on Term Loan	Per waiver agreement
Best Vinyl Acquisition Corporation	April 1, 2008	+ 0.5% on Term Loan	—	Per loan amendment
Nicos Polymers & Grinding, Inc.	February 10, 2008	—	+ 2.0% on Term Loan A & B	Per waiver agreement
TBA Global, LLC	February 15, 2008	—	+ 2.0% on Term Loan A & B	Per waiver agreement
Filet of Chicken	January 1, 2009	+ 1.0% on Term Loan	—	Tier pricing per waiver agreement
Boot Barn	January 1, 2009	+ 1.0% on Term Loan	+ 2.5% on Term Loan	Tier pricing per waiver agreement
HealthDrive Corporation	April 30, 2009	+ 2.0% on Term Loan A	—	Per waiver agreement

(10)	Revolving credit line has been suspended and is deemed unlikely to be renewed in the future.

(11)	Amounts represent unearned income related to undrawn commitments.

(12)	All or a portion of the loan is considered permanently impaired and, accordingly, the charge-off of the cost basis has been recorded as a realized loss for financial reporting purposes.

(13)	Represents unfunded limited partnership interests that were closed prior to September 30, 2009.

(14)	Represents a de minimis membership interest percentage.

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments
September 30, 2008

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Control Investments(3)
Affiliate Investments(4)
O’Currance, Inc.	Data Processing & Outsourced Services
First Lien Term Loan A, 16.875% due 3/21/2012		$10,108,838	$9,888,488	$9,888,488
First Lien Term Loan B, 16.875% due 3/21/2012		3,640,702	3,581,245	3,581,245
1.75% Preferred Membership Interest in O’Currance Holding Co., LLC			130,413	130,413
3.3% Membership Interest in O’Currance Holding Co., LLC			250,000	97,156

			13,850,146	13,697,302
CPAC, Inc.	Household Products & Specialty Chemicals
Second Lien Term Loan, 17.5% due 4/13/2012		10,613,769	9,556,805	3,626,497
2,297 shares of Common Stock			2,297,000	—

			11,853,805	3,626,497
Elephant & Castle, Inc.	Restaurants
Second Lien Term Loan, 15.5% due 4/20/2012		7,809,513	7,145,198	7,145,198
7,500 shares of Series A Preferred Stock			750,000	196,386

			7,895,198	7,341,584
MK Network, LLC	Healthcare technology
First Lien Term Loan A, 13.5% due 6/1/2012		9,500,000	9,115,152	9,115,152
First Lien Revolver, Prime + 1.5% (10% floor), due 6/1/2010 — undrawn revolver of $2,000,000(10)		—	(11,113)	(11,113)
6,114 Membership Units(6)			584,795	760,441

			9,688,834	9,864,480
Rose Tarlow, Inc.	Home Furnishing Retail
First Lien Term Loan, 12% due 1/25/2014		10,000,000	9,796,648	9,796,648
First Lien Revolver, LIBOR+4% (9% floor) due 1/25/2014 — undrawn revolver of $2,650,000		350,000	323,333	323,333
6.9% membership interest in RTMH Acquisition Company			1,275,000	591,939
0.1% membership interest in RTMH Acquisition Company			25,000	11,607

			11,419,981	10,723,527
Martini Park, LLC	Restaurants
First Lien Term Loan, 14% due 2/20/2013		4,049,822	3,188,351	2,719,236
5% membership interest			650,000	—

			3,838,351	2,719,236
Caregiver Services, Inc.	Healthcare services
Second Lien Term Loan A, LIBOR+6.85% (12% floor) due 2/25/2013		10,000,000	9,381,973	9,381,973
Second Lien Term Loan B, 16.5% due 2/25/2013		13,809,891	12,811,950	12,811,951
1,080,399 shares of Series A Preferred Stock			1,080,398	1,183,867

			23,274,321	23,377,791

Total Affiliate Investments			$81,820,636	$71,350,417

Fifth Street Finance Corp.

Consolidated Schedule of Investments
September 30, 2008

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Non-Control/Non-Affiliate Investments(7)
Best Vinyl Acquisition Corporation(9)	Building Products
Second Lien Term Loan, 12% due 3/30/2013		$7,000,000	$6,716,712	$6,716,712
25,641 Shares of Series A Preferred Stock			253,846	253,846
25,641 Shares of Common Stock			2,564	4,753

			6,973,122	6,975,311
Traffic Control & Safety Corporation	Construction and Engineering
Second Lien Term Loan, 15% due 6/29/2014		18,741,969	18,503,268	18,503,268
24,750 shares of Series B Preferred Stock			247,500	179,899
25,000 shares of Common Stock			2,500	—

			18,753,268	18,683,167
Nicos Polymers & Grinding Inc.(9)	Environmental & Facilities services
First Lien Term Loan A, LIBOR+5% (10% floor), due 7/17/2012		3,216,511	3,192,408	3,192,408
First Lien Term Loan B, 13.5% due 7/17/2012		5,786,547	5,594,313	5,594,313
3.32% Interest in Crownbrook Acquisition I LLC			168,086	72,756

			8,954,807	8,859,477
TBA Global, LLC(9)	Media: Advertising
Second Lien Term Loan A, LIBOR+5% (10% floor), due 8/3/2010		2,531,982	2,516,148	2,516,148
Second Lien Term Loan B, 14.5% due 8/3/2012		10,369,491	9,857,130	9,857,130
53,994 Senior Preferred Shares			215,975	143,418
191,977 Shares A Shares			191,977	—

			12,781,230	12,516,696
Fitness Edge, LLC	Leisure Facilities
First Lien Term Loan A, LIBOR+5.25% (10% floor), due 8/8/2012		2,250,000	2,233,636	2,233,636
First Lien Term Loan B, 15% due 8/8/2012		5,353,461	5,206,261	5,206,261
1,000 Common Units			42,908	55,033

			7,482,805	7,494,930
Filet of Chicken(9)	Food Distributors
Second Lien Term Loan, 14.5% due 7/31/2012		12,516,185	11,994,788	11,994,788

			11,994,788	11,994,788
Boot Barn	Footwear and Apparel
Second Lien Term Loan, 14.5% due 10/3/2013		18,095,935	17,788,078	17,788,078
24,706 shares of Series A Preferred Stock			247,060	146,435
1,308 shares of Common Stock			131	—

			18,035,269	17,934,513
American Hardwoods Industries Holdings, LLC	Lumber Products
Second Lien Term Loan, 15% due 10/15/2012		10,334,704	10,094,129	4,384,489
24,375 Membership Units			250,000	—

			10,344,129	4,384,489

Fifth Street Finance Corp.

Consolidated Schedule of Investments
September 30, 2008

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Premier Trailer Leasing, Inc.	Trailer Leasing Services
Second Lien Term Loan, 16.5% due 10/23/2012		17,277,619	16,985,473	16,985,473
285 shares of Common Stock			1,140	—

			16,986,613	16,985,473
Pacific Press Technologies, Inc.	Capital Goods
Second Lien Term Loan, 14.75% due 1/10/2013		9,544,447	9,294,486	9,294,486
33,463 shares of Common Stock			344,513	481,210

			9,638,999	9,775,696
Goldco, LLC	Restaurants
Second Lien Term Loan, 17.5% due 1/31/2013		7,705,762	7,578,261	7,578,261

			7,578,261	7,578,261
Lighting by Gregory, LLC	Housewares & Specialties
First Lien Term Loan A, 9.75% due 2/28/2013		4,500,002	4,420,441	4,420,441
First Lien Term Loan B, 14.5% due 2/28/2013		7,010,207	6,888,876	6,888,876
1.1% membership interest			110,000	98,459

			11,419,317	11,407,776
Rail Acquisition Corp.	Manufacturing - Mechanical Products
First Lien Term Loan, 17% due 4/1/2013		15,800,700	15,494,737	15,494,737

			15,494,737	15,494,737
Western Emulsions, Inc.	Emulsions Manufacturing
Second Lien Term Loan, 15% due 6/30/2014		9,661,464	9,523,464	9,523,464

			9,523,464	9,523,464
Storytellers Theaters Corporation	Entertainment - Theaters
First Lien Term Loan, 15% due 7/16/2014		11,824,414	11,598,248	11,598,248
First Lien Revolver, LIBOR+3.5% (10% floor), due 7/16/2014 — undrawn revolver of $2,000,000(10)		—	(17,566)	(17,566)
1,692 shares of Common Stock			169	—
20,000 shares of Preferred Stock			200,000	196,588

			11,780,851	11,777,270
HealthDrive Corporation	Healthcare facilities
First Lien Term Loan A, 10% due 7/17/2013		8,000,000	7,923,357	7,923,357
First Lien Term Loan B, 13% due 7/17/2013		10,008,333	9,818,333	9,818,333
First Lien Revolver, 12% due 7/17/2013 — undrawn revolver of $1,500,000		500,000	481,000	481,000

			18,222,690	18,222,690
idX Corporation	Merchandise Display
Second Lien Term Loan, 14.5% due 7/1/2014		13,049,166	12,799,999	12,799,999

			12,799,999	12,799,999

Total Non-Control/Non-Affiliate Investments			$208,764,349	$202,408,737

Total Portfolio Investments			$290,584,985	$273,759,154

Fifth Street Finance Corp.

Consolidated Schedule of Investments
September 30, 2008

(1)	All debt investments are income producing. Equity is non-income producing unless otherwise noted.

(2)	See Note 3 to Consolidated Financial Statements for summary geographic location.

(3)	Control Investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation. As of September 30, 2008, the Company did not have a controlling interest in any of its investments.

(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.

(5)	Equity ownership may be held in shares or units of companies related to the portfolio companies.

(6)	Income producing through payment of dividends or distributions.

(7)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(8)	Principal includes accumulated PIK interest and is net of repayments.

(9)	Rates have been adjusted on the term loans, as follows:

Portfolio Company	Effective date	Cash interest	PIK interest	Reason

Best Vinyl Acquisition Corporation	April 1, 2008	+0.5% on Term Loan	—	Per loan amendment
Nicos Polymers & Grinding, Inc.	February 10, 2008	—	+2.0% on Term Loan A & B	Per waiver agreement
TBA Global, LLC	February 15, 2008	—	+2.0% on Term Loan A & B	Per waiver agreement
Filet of Chicken	August 1, 2008	+1.0% on Term Loan	+1.0% on Term Loan	Per loan amendment

(10)	Amounts represent unearned income related to undrawn commitments.

See notes to Consolidated Financial Statements.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1.	Organization

Fifth Street Mezzanine Partners III, L.P. (the “Partnership”), a Delaware limited partnership, was organized on February 15, 2007 to primarily invest in debt securities of small and/or middle market companies. FSMPIII GP, LLC was the Partnership’s general partner (the “General Partner”). The Partnership’s investments were managed by Fifth Street Management LLC (the “Investment Adviser”). The General Partner and Investment Adviser were under common ownership.

Effective January 2, 2008, the Partnership merged with and into Fifth Street Finance Corp. (the “Company”), an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940 (the “1940 Act”). The merger involved the exchange of shares between companies under common control. In accordance with the guidance on exchanges of shares between entities under common control, the Company’s results of operations and cash flows for the year ended September 30, 2008 are presented as if the merger had occurred as of October 1, 2007. Accordingly, no adjustments were made to the carrying value of assets and liabilities (or the cost basis of investments) as a result of the merger. Fifth Street Finance Corp. is managed by the Investment Adviser. Prior to January 2, 2008, references to the Company are to the Partnership. Since January 2, 2008, references to the Company, FSC, “we” or “our” are to Fifth Street Finance Corp., unless the context otherwise requires.

The Company also has certain wholly-owned subsidiaries which hold certain portfolio investments of the Company. The subsidiaries are consolidated with the Company, and the portfolio investments held by the subsidiaries are included in the Company’s consolidated financial statements. All significant intercompany balances and transactions have been eliminated.

On June 17, 2008, the Company completed an initial public offering of 10,000,000 shares of its common stock at the offering price of $14.12 per share. On July 21, 2009, the Company completed a follow-on public offering of 9,487,500 shares of its common stock at the offering price of $9.25 per share. On September 25, 2009, the Company completed a follow-on public offering of 5,520,000 shares of its common stock at the offering price of $10.50 per share. The Company’s shares are currently listed on the New York Stock Exchange under the symbol “FSC.”

On May 19, 2009, the Company received a letter from the Investment Division of the Small Business Administration (the “SBA”) that invited the Company to continue moving forward with the licensing of a small business investment company (“SBIC”) subsidiary. The Company’s application to license this entity as an SBIC with the SBA is subject to the SBA approval. The Company’s SBIC subsidiary will be a wholly-owned subsidiary and will be able to rely on an exclusion from the definition of “investment company” under the 1940 Act, and thus will not elect to be treated as a business development company under the 1940 Act. The Company’s SBIC subsidiary will have an investment objective similar to the Company’s and will make similar types of investments in accordance with SBIC regulations.

Note 2.	Significant Accounting Policies

FASB Accounting Standards Codification

The issuance of FASB Accounting Standards Codificationtm (the “Codification”) on July 1, 2009 (effective for interim or annual reporting periods ending after September 15, 2009), changes the way that U.S. generally accepted accounting principles (“GAAP”) are referenced. Beginning on that date, the Codification officially became the single source of authoritative nongovernmental GAAP; however, SEC registrants must also consider rules, regulations, and interpretive guidance issued by the SEC or its staff. The switch affects the way companies refer to GAAP in financial statements and in their accounting policies. All existing standards that were used to create the Codification became superseded. Instead, references to standards will consist solely of the number used in the Codification’s structural organization. For example, it is no longer proper to refer to FASB Statement No. 157, Fair Value Measurement, which is now Codification Topic 820 Fair Value Measurements and Disclosures (“ASC 820”).

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Consistent with the effective date of the Codification, financial statements for periods ending after September 15, 2009, refers to the Codification structure, not pre-Codification historical GAAP.

Basis of Presentation and Liquidity:

The Consolidated Financial Statements of the Company have been prepared in accordance with GAAP and pursuant to the requirements for reporting on Form 10-K and Regulation S-X. The financial results of the Company’s portfolio investments are not consolidated in the Company’s financial statements.

The Company has evaluated all subsequent events through December 9, 2009.

Although the Company expects to fund the growth of its investment portfolio through the net proceeds from the recent and future equity offerings, the Company’s dividend reinvestment plan, and issuances of senior securities or future borrowings, to the extent permitted by the 1940 Act, the Company cannot assure that its plans to raise capital will be successful. In addition, the Company intends to distribute to its stockholders between 90% and 100% of its taxable income each year in order to satisfy the requirements applicable to RICs under Subchapter M of the Internal Revenue Code (“Code”). Consequently, the Company may not have the funds or the ability to fund new investments, to make additional investments in its portfolio companies, to fund its unfunded commitments to portfolio companies or to repay borrowings. In addition, the illiquidity of its portfolio investments may make it difficult for the Company to sell these investments when desired and, if the Company is required to sell these investments, we may realize significantly less than their recorded value.

Use of Estimates:

The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions affecting amounts reported in the financial statements and accompanying notes. These estimates are based on the information that is currently available to the Company and on various other assumptions that the Company believes to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions and conditions. The most significant estimate inherent in the preparation of the Company’s consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation.

The consolidated financial statements include portfolio investments at fair value of $299.6 million and $273.8 million at September 30, 2009 and September 30, 2008, respectively. The portfolio investments represent 73.0% and 93.0% of stockholders’ equity at September 30, 2009 and September 30, 2008, respectively, and their fair values have been determined by the Company’s Board of Directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. The illiquidity of these portfolio investments may make it difficult for the Company to sell these investments when desired and, if the Company is required to sell these investments, it may realize significantly less than the investments’ recorded value.

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation; “Affiliate Investments” are defined as investments in companies in which the Company owns between 5% and 25% of the voting securities; and “Non-Control/Non-Affiliate Investments” are defined as investments that are neither Control Investments nor Affiliate Investments.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Significant Accounting Policies:

a) Valuation:

As described below, effective October 1, 2008, the Company adopted ASC Topic 820 Fair Value Measurements and Disclosures (“ASC 820”). In accordance with that standard, the Company changed its presentation for all periods presented to net unearned fees against the associated debt investments. Prior to the adoption of ASC 820 on October 1, 2008, the Company reported unearned fees as a single line item on the Consolidated Balance Sheets and Consolidated Schedules of Investments. This change in presentation had no impact on the overall net cost or fair value of the Company’s investment portfolio and had no impact on the Company’s financial position or results of operations.

The following table summarizes the effect of the adoption of ASC 820 on the presentation of the Company’s investment portfolio in the Consolidated Financial Statements.

	Fair Value as		Fair Value as Reported
	Reported in the		in the September 30, 2008
	September 30, 2008		Consolidated Financial
	Financial Statements	Change in Presentation	Statements as
	as Filed in the	of Unearned Fee Income	Filed in the
	September 30, 2008	to Conform with	September 30, 2009
	Form 10-K	ASC 820	Form 10-K

Affiliate investments	$73,106,057	$(1,755,640)	$71,350,417
Non-control/Non-affiliate investments	205,889,362	(3,480,625)	202,408,737
Unearned fee income	(5,236,265)	5,236,265	—

Total investments net of unearned fee income	$273,759,154	$—	$273,759,154

b) Fair Value Measurements:

In September 2006, the Financial Accounting Standards Board issued ASC 820, which was effective for fiscal years beginning after November 15, 2007. ASC 820 defines fair value as the price at which an asset could be exchanged in a current transaction between knowledgeable, willing parties. A liability’s fair value is defined as the amount that would be paid to transfer the liability to a new obligor, not the amount that would be paid to settle the liability with the creditor. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or inputs are not available, valuation techniques are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity.

Assets and liabilities recorded at fair value in the Company’s Consolidated Balance Sheets are categorized based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

•	Level 1 — Unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data at the measurement date for substantially the full term of the assets or liabilities.

•	Level 3 — Unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Realized gain or loss on the sale of investments is the difference between the proceeds received from dispositions of portfolio investments and their stated costs. Realized losses may also be recorded in connection with the Company’s determination that certain investments are permanently impaired.

Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on investments when it is determined that interest is no longer collectible.

Distributions of earnings from portfolio companies are recorded as dividend income when the distribution is received.

The Company has investments in debt securities which contain a payment in kind or “PIK” interest provision. PIK interest is computed at the contractual rate specified in each investment agreement and added to the principal balance of the investment and recorded as income.

Fee income consists of the monthly collateral management fees that the Company receives in connection with its debt investments and the accreted portion of the debt origination fees.

The Company capitalizes upfront loan origination fees received in connection with investments. The unearned fee income from such fees is accreted into fee income based on the effective interest method over the life of the investment. In connection with its investment, the Company sometimes receives nominal cost equity that is valued as part of the negotiation process with the particular portfolio company. When the Company receives nominal cost equity, the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. Any resulting discount from recording the loan is accreted into fee income over the life of the loan.

Cash and Cash Equivalents:

Cash and cash equivalents consist of demand deposits and highly liquid investments with maturities of three months or less, when acquired. The Company places its cash and cash equivalents with financial institutions and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Offering Costs:

Offering costs consist of fees paid to the underwriters, in addition to legal, accounting, regulatory and printing fees that are related to the Company’s follow-on offerings which closed on July 21, 2009 and September 25, 2009. Accordingly, approximately $1.0 million of offering costs (net of the underwriting fees) have been charged to capital during the year ended September 30, 2009.

Income Taxes:

Prior to the merger of the Partnership with and into the Company, the Partnership was treated as a partnership for federal and state income tax purposes. The Partnership generally did not record a provision for income taxes because the partners report their shares of the partnership income or loss on their income tax returns. Accordingly, the taxable income was passed through to the partners and the Partnership was not subject to an entity level tax as of December 31, 2007.

As a partnership, Fifth Street Mezzanine Partners III, LP filed a calendar year tax return for a short year initial period from February 15, 2007 through December 31, 2007. Upon the merger, Fifth Street Finance Corp., the surviving C-Corporation, made an election to be treated as a RIC under the Code and adopted a September 30 tax year end. Accordingly, the first RIC tax return has been filed for the tax year beginning January 1, 2008 and ended September 30, 2008.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

As a RIC, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed currently to its stockholders as a dividend. The Company anticipates distributing between 90% and 100% of its taxable income and gains, within the Subchapter M rules, and thus the Company anticipates that it will not incur any federal or state income tax at the RIC level. As a RIC, the Company is also subject to a federal excise tax based on distributive requirements of its taxable income on a calendar year basis (i.e., calendar year 2009). The Company anticipates timely distribution of its taxable income within the tax rules, however, the Company incurred a de minimis federal excise tax for calendar year 2008 and may incur a federal excise tax for the calendar year 2009.

The purpose of the Company’s taxable subsidiaries is to permit the Company to hold equity investments in portfolio companies which are “pass through” entities for federal tax purposes in order to comply with the “source income” requirements contained in the RIC tax requirements. The taxable subsidiaries are not consolidated with the Company for income tax purposes and may generate income tax expense as a result of their ownership of certain portfolio investments. This income tax expense, if any, is reflected in the Company’s Consolidated Statements of Operations. The Company uses the asset and liability method to account for its taxable subsidiaries’ income taxes. Using this method, the Company recognizes deferred tax assets and liabilities for the estimated future tax effects attributable to temporary differences between financial reporting and tax bases of assets and liabilities. In addition, the Company recognizes deferred tax benefits associated with net operating carry forwards that it may use to offset future tax obligations. The Company measures deferred tax assets and liabilities using the enacted tax rates expected to apply to taxable income in the years in which we expect to recover or settle those temporary differences.

The Company adopted Financial Accounting Standards Board ASC Topic 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) at inception on February 15, 2007. ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the consolidated financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Adoption of ASC 740 was applied to all open taxable years as of the effective date. The adoption of ASC 740 did not have an effect on the financial position or results of operations of the Company as there was no liability for unrecognized tax benefits and no change to the beginning capital of the Company. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof.

Guarantees and Indemnification Agreements:

The Company follows ASC 460 Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others (“ASC 460”). ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees. The Interpretation has had no impact on the Company’s consolidated financial statements.

Recent Accounting Pronouncements

In October 2009 the FASB issued Accounting Standards Update 2009-13, Revenue Recognition (Topic 605) — Multiple-Deliverable Revenue Arrangements which addresses accounting for multiple deliverable arrangements to enable vendors to account for products separately rather than as a combined unit. The amendments are effective prospectively for fiscal years beginning on or after June 15, 2010. The Company does not expect the adoption of this guidance to have a material impact on either its financial position or results of operations.

In September 2009 the FASB issued Accounting Standards Update 2009-12, Fair Value Measurements and Disclosures (Topic 820) — Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) provides guidance on estimating the fair value of an alternative investment, amending ASC 820-10. The

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

amendment is effective for interim and annual periods ending after December 15, 2009. The Company does not expect the adoption of this guidance to have a material impact on either its financial position or results of operations.

In February 2007, the FASB issued ASC Topic 825-10 Financial Instruments (“ASC 825-10”) , which provides companies with an option to report selected financial assets and liabilities at fair value. The objective of ASC 825-10 is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently, and is effective as of the beginning of an entity’s first fiscal year beginning after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity makes that choice in the first 120 days of that fiscal year and also elects to apply the provisions of ASC 820. While ASC 825-10 become effective for the Company’s 2009 fiscal year, the Company did not elect the fair value measurement option for any of its financial assets or liabilities.

In December 2007, the FASB issued ASC Topic 810 Noncontrolling Interests in Consolidated Financial (“ASC 810”). ASC 810 establishes accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. ASC 810 requires that noncontrolling interests in subsidiaries be reported in the equity section of the controlling company’s balance sheet. It also changes the manner in which the net income of the subsidiary is reported and disclosed in the controlling company’s income statement. ASC 810 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. The Company does not believe that the adoption of ASC 810 will have a material impact on either its financial position or results of operations.

Effective January 1, 2009 the Company adopted the guidance included in ASC Topic 815 Derivatives and Hedging (“ASC 815”), which requires additional disclosures for derivative instruments and hedging activities. The Company does not have any derivative instruments nor has it engaged in any hedging activities. ASC 815 has no impact on the Company’s financial statements.

Effective July 1, 2009 the Company adopted the provisions of ASC Topic 855 Subsequent Events (“ASC 855”). ASC 855 incorporates the subsequent events guidance contained in the auditing standards literature into authoritative accounting literature. It also requires entities to disclose the date through which they have evaluated subsequent events and whether the date corresponds with the release of their financial statements. See Note 2 — “Significant Accounting Policies — Basis of Presentation and Liquidity” for this new disclosure.

In June 2009, the FASB issued SFAS No. 166, “Accounting for Transfers of Financial Assets — an amendment of FASB Statement No. 140” (“SFAS 166”) (to be included in ASC 860 “Transfers and Servicing”). SFAS 166 will require more information about transfers of financial assets, eliminates the qualifying special purpose entity (QSPE) concept, changes the requirements for derecognizing financial assets and requires additional disclosures. SFAS 166 is effective for the first annual reporting period that begins after November 15, 2009. The Company does not anticipate that SFAS 166 will have a material impact on the Company’s financial statements. This statement has not yet been codified.

Note 3.	Portfolio Investments

At September 30, 2009, 73.0% of stockholders’ equity or $299.6 million was invested in 28 long-term portfolio investments and 27.6% of stockholders’ equity or $113.2 million was invested in cash and cash equivalents. In comparison, at September 30, 2008, 93.0% of stockholders’ equity or $273.8 million was invested in 24 long-term portfolio investments and 7.8% of stockholders’ equity or $22.9 million was invested in cash and cash equivalents. As of September 30, 2009, all of the Company’s debt investments were secured by first or second priority liens on the assets of the portfolio companies. Moreover, the Company held equity investments in its portfolio companies consisting of common stock, preferred stock or limited liability company interests designed to provide the Company with an opportunity for an enhanced rate of return. These instruments generally do not produce a current return, but are held for potential investment appreciation and capital gain.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

At September 30, 2009 and September 30, 2008, $281.0 million and $251.5 million, respectively, of the Company’s portfolio debt investments at fair value were at fixed rates, which represented approximately 95% and 93%, respectively, of the Company’s total portfolio of debt investments at fair value. During the year ended September 30, 2009, the Company recorded realized losses of $14.4 million. During the year ended September 30, 2008, the Company recorded realized gains on investments of approximately $62,000. During the years ended September 30, 2009 and 2008, the Company recorded unrealized depreciation of $10.8 million and $16.9 million, respectively.

The composition of the Company’s investments as of September 30, 2009 and September 30, 2008 at cost and fair value was as follows:

	September 30, 2009		September 30, 2008
	Cost	Fair Value	Cost	Fair Value

Investments in debt securities	$317,069,667	$295,921,400	$281,264,010	$269,154,948
Investments in equity securities	10,162,618	3,689,737	9,320,975	4,604,206

Total	$327,232,285	$299,611,137	$290,584,985	$273,759,154

The following table presents the financial instruments carried at fair value as of September 30, 2009, by caption on the Company’s Consolidated Balance Sheet for each of the three levels of hierarchy established by ASC 820.

	Level 1	Level 2	Level 3	Total

Control investments	$—	$—	$5,691,107	$5,691,107
Affiliate investments	—	—	64,748,560	64,748,560
Non-control/Non-affiliate investments	—	—	229,171,470	229,171,470

Total investments at fair value	$—	$—	$299,611,137	$299,611,137

The following table provides a roll-forward in the changes in fair value from September 30, 2008 to September 30, 2009, for all investments for which the Company determines fair value using unobservable (Level 3) factors. When a determination is made to classify a financial instrument within Level 3 of the valuation hierarchy, the determination is based upon the fact that the unobservable factors are the most significant to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated by external sources). Accordingly, the appreciation (depreciation) in the table below includes changes in fair value due in part to observable factors that are part of the valuation methodology.

			Non-control/
	Control	Affiliate	Non-affiliate
	Investments	Investments	Investments	Total

Fair value as of September 30, 2008	$—	$71,350,417	$202,408,737	$273,759,154
Total realized losses	—	(4,000,000)	(10,373,200)	(14,373,200)
Change in unrealized appreciation (depreciation)	(1,792,015)	286,190	(9,289,492)	(10,795,317)
Purchases, issuances, settlements and other, net	7,483,122	(2,888,047)	46,425,425	51,020,500
Transfers in (out) of Level 3	—	—	—	—

Fair value as of September 30, 2009	$5,691,107	$64,748,560	$229,171,470	$299,611,137

Concurrent with its adoption of ASC 820, effective October 1, 2008, the Company augmented the valuation techniques it uses to estimate the fair value of its debt investments where there is not a readily available market value

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Level 3). Prior to October 1, 2008, the Company estimated the fair value of its Level 3 debt investments by first estimating the enterprise value of the portfolio company which issued the debt investment. To estimate the enterprise value of a portfolio company, the Company analyzed various factors, including the portfolio companies historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA (Earning Before Interest, Taxes, Depreciation and Amortization), cash flow, net income, revenues or, in limited instances, book value.

In estimating a multiple to use for valuation purposes, the Company looked to private merger and acquisition statistics, discounted public trading multiples or industry practices. In some cases, the best valuation methodology may have been a discounted cash flow analysis based on future projections. If a portfolio company was distressed, a liquidation analysis may have provided the best indication of enterprise value.

If there was adequate enterprise value to support the repayment of the Company’s debt, the fair value of the Level 3 loan or debt security normally corresponded to cost plus the amortized original issue discount unless the borrower’s condition or other factors lead to a determination of fair value at a different amount.

Beginning on October 1, 2008, the Company also introduced a bond yield model to value these investments based on the present value of expected cash flows. The primary inputs into the model are market interest rates for debt with similar characteristics and an adjustment for the portfolio company’s credit risk. The credit risk component of the valuation considers several factors including financial performance, business outlook, debt priority and collateral position. During the years ended September 30, 2009 and 2008 and during the period ended September 30, 2007, the Company recorded net unrealized appreciation (depreciation) of ($10.8 million), ($16.9 million) and $0.1 million, respectively, on its investments. For the year ended September 30, 2009, the Company’s net unrealized appreciation (depreciation) consisted of $14.3 million of reclassifications to realized losses, offset by unrealized depreciation of ($21.2 million) resulting from declines in EBITDA or market multiples of its portfolio companies requiring closer monitoring or performing below expectations; and approximately ($3.9) million of unrealized appreciation resulting from the adoption of ASC 820.

The table below summarizes the changes in the Company’s investment portfolio from September 30, 2008 to September 30, 2009.

	Debt	Equity	Total

Fair value at September 30, 2008	$269,154,948	$4,604,206	$273,759,154
New investments	60,858,356	1,091,644	61,950,000
Redemptions/repayments	(18,445,907)	—	(18,445,907)
Net accrual of PIK interest income	7,027,149	—	7,027,149
Accretion of original issue discount	842,623	—	842,623
Recognition of unearned income	(353,365)	—	(353,365)
Net unrealized depreciation	(9,039,204)	(1,756,113)	(10,795,317)
Net changes from unrealized to realized	(14,123,200)	(250,000)	(14,373,200)

Fair value at September 30, 2009	$295,921,400	$3,689,737	$299,611,137

The Company’s off-balance sheet arrangements consisted of $9.8 million and $24.7 million of unfunded commitments to provide debt financing to its portfolio companies or to fund limited partnership interests as of September 30, 2009 and September 30, 2008, respectively. Such commitments involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet and are not reflected on the Company’s Consolidated Balance Sheet.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

A summary of the composition of the unfunded commitments (consisting of revolvers, term loans and limited partnership interests) as of September 30, 2009 and September 30, 2008 is shown in the table below:

	September 30, 2009	September 30, 2008

MK Network, LLC	$—	$2,000,000
Rose Tarlow, Inc.	—	2,650,000
Martini Park, LLC	—	11,000,000
Fitness Edge, LLC	—	1,500,000
Western Emulsions, Inc.	—	2,000,000
Storyteller Theaters Corporation	1,750,000	4,000,000
HealthDrive Corporation	1,500,000	1,500,000
IZI Medical Products, Inc.	2,500,000	—
Trans-Trade, Inc.	2,000,000	—
Riverlake Equity Partners II, LP (limited partnership interest)	1,000,000	—
Riverside Fund IV, LP (limited partnership interest)	1,000,000	—

Total	$9,750,000	$24,650,000

Summaries of the composition of the Company’s investment portfolio at cost and fair value as a percentage of total investments are shown in the following tables:

	September 30, 2009		September 30, 2008

Cost:
First lien debt	$153,207,248	46.82%	$108,716,148	37.41%
Second lien debt	163,862,419	50.08%	172,547,862	59.38%
Purchased equity	4,170,368	1.27%	4,120,368	1.42%
Equity grants	5,992,250	1.83%	5,200,607	1.79%

Total	$327,232,285	100.00%	$290,584,985	100.00%

Fair Value:
First lien debt	$142,016,942	47.40%	$108,247,033	39.54%
Second lien debt	153,904,458	51.37%	160,907,915	58.78%
Purchased equity	517,181	0.17%	2,001,213	0.73%
Equity grants	3,172,556	1.06%	2,602,993	0.95%

Total	$299,611,137	100.00%	$273,759,154	100.00%

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company invests in portfolio companies located in the United States. The following tables show the portfolio composition by geographic region at cost and fair value as a percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.

	September 30, 2009		September 30, 2008

Cost:
Northeast	$103,509,164	31.63%	$89,699,936	30.87%
West	98,694,596	30.16%	81,813,016	28.15%
Southeast	39,463,350	12.06%	42,847,370	14.75%
Midwest	22,980,368	7.02%	22,438,998	7.72%
Southwest	62,584,807	19.13%	53,785,665	18.51%

Total	$327,232,285	100.00%	$290,584,985	100.00%

Fair Value:
Northeast	$87,895,220	29.34%	$73,921,159	27.00%
West	93,601,893	31.24%	80,530,516	29.42%
Southeast	39,858,633	13.30%	42,950,840	15.69%
Midwest	22,841,167	7.62%	22,575,695	8.25%
Southwest	55,414,224	18.50%	53,780,944	19.64%

Total	$299,611,137	100.00%	$273,759,154	100.00%

The composition of the Company’s portfolio by industry at cost and fair value as of September 30, 2009 and September 30, 2008 were as follows:

	September 30, 2009		September 30, 2008

Cost:
Healthcare technology	$37,201,082	11.37%	$9,688,834	3.33%
Healthcare services	32,841,142	10.04%	23,274,321	8.01%
Footwear and apparel	22,423,009	6.85%	18,035,269	6.21%
Restaurants	20,288,245	6.20%	19,311,810	6.65%
Construction and engineering	19,275,031	5.89%	18,753,268	6.45%
Healthcare facilities	17,985,680	5.50%	18,222,690	6.27%
Trailer leasing services	17,064,785	5.21%	16,986,613	5.85%
Manufacturing — mechanical products	15,416,411	4.71%	15,494,737	5.33%
Data processing and outsourced services	13,473,611	4.12%	13,850,146	4.77%
Media — Advertising	13,403,441	4.10%	12,781,230	4.40%
Merchandise display	13,014,576	3.98%	12,799,999	4.40%
Home furnishing retail	12,855,762	3.93%	11,419,981	3.93%
Housewares & specialties	12,045,029	3.68%	11,419,317	3.93%
Emulsions manufacturing	11,743,630	3.59%	9,523,464	3.28%
Air freight and logistics	10,758,896	3.29%	—	0.00%
Capital goods	9,965,792	3.05%	9,638,999	3.32%
Environmental & facilities services	8,924,801	2.73%	8,954,807	3.08%
Food distributors	8,922,946	2.73%	11,994,788	4.13%

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	September 30, 2009		September 30, 2008

Household products/ specialty chemicals	7,803,805	2.38%	11,853,805	4.08%
Entertainment — theaters	7,601,085	2.32%	11,780,851	4.05%
Leisure facilities	7,187,169	2.20%	7,482,805	2.58%
Building products	7,036,357	2.13%	6,973,122	2.39%
Lumber products	—	0.00%	10,344,129	3.56%

Total	$327,232,285	100.00%	$290,584,985	100.00%

Fair Value:
Healthcare technology	$36,762,574	12.27%	$9,864,480	3.60%
Healthcare services	33,722,889	11.26%	23,377,791	8.54%
Footwear and apparel	22,082,721	7.37%	17,934,513	6.55%
Healthcare facilities	17,853,369	5.96%	18,222,690	6.66%
Construction and engineering	17,852,292	5.96%	18,683,167	6.82%
Restaurants	17,811,015	5.94%	17,639,081	6.44%
Manufacturing — mechanical products	15,081,138	5.03%	15,494,737	5.66%
Data processing and outsourced services	13,289,816	4.44%	13,697,302	5.00%
Media — Advertising	13,099,203	4.37%	12,516,696	4.57%
Merchandise display	13,074,682	4.36%	12,799,999	4.68%
Emulsions manufacturing	12,130,945	4.05%	9,523,464	3.48%
Air freight and logistics	10,799,619	3.60%	—	0.00%
Home furnishing retail	10,336,401	3.45%	10,723,527	3.92%
Trailer leasing services	9,860,940	3.29%	16,985,473	6.20%
Capital goods	9,766,485	3.26%	9,775,696	3.57%
Food distributors	8,979,657	3.00%	11,994,788	4.38%
Entertainment — theaters	7,541,582	2.52%	11,777,270	4.30%
Leisure facilities	7,144,897	2.38%	7,494,930	2.74%
Building products	6,158,908	2.06%	6,975,311	2.55%
Environmental & facilities services	6,122,236	2.04%	8,859,477	3.24%
Housewares & specialties	5,691,107	1.90%	11,407,776	4.17%
Household products/ specialty chemicals	4,448,661	1.49%	3,626,497	1.33%
Lumber products	—	0.00%	4,384,489	1.60%

Total	$299,611,137	100.00%	$273,759,154	100.00%

The Company’s investments are generally in small and mid-sized companies in a variety of industries. At September 30, 2009 and September 30, 2008, the Company had no investments that were greater than 10% of the total investment portfolio at fair value. Income, consisting of interest, dividends, fees, other investment income, and realization of gains or losses on equity interests, can fluctuate upon repayment of an investment or sale of an equity interest and in any given year can be highly concentrated among several investments. For the years ended September 30, 2009 and September 30, 2008, no individual investment produced income that exceeded 10% of investment income.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 4.	Unearned Fee Income — Debt Origination Fees

The Company capitalizes upfront debt origination fees received in connection with financings and the unearned income from such fees is accreted into fee income over the life of the financing. In accordance with ASC 820, the net balance is reflected as unearned income in the cost and fair value of the respective investments.

Accumulated unearned fee income activity for the years ended September 30, 2009 and 2008 was as follows:

	Year Ended	Year Ended
	September 30, 2009	September 30, 2008

Beginning accumulated unearned fee income balance	$5,236,265	$1,566,293
Net fees received	3,895,559	5,478,011
Unearned fee income recognized	(3,542,194)	(1,808,039)

Ending unearned fee income balance	$5,589,630	$5,236,265

Note 5.	Share Data and Stockholders’ Equity

Effective January 2, 2008, the Partnership merged with and into the Company. At the time of the merger, all outstanding partnership interests in the Partnership were exchanged for 12,480,972 shares of common stock of the Company. An additional 26 fractional shares were payable to the stockholders in cash.

On June 17, 2008, the Company completed an initial public offering of 10,000,000 shares of its common stock at the offering price of $14.12 per share. The net proceeds totaled approximately $129.5 million net of investment banking commissions of approximately $9.9 million and offering costs of approximately $1.8 million.

On July 21, 2009, the Company completed a follow-on public offering of 9,487,500 shares of its common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $9.25. The net proceeds totaled approximately $82.7 million after deducting investment banking commissions of approximately $4.4 million and offering costs of $0.7 million.

On September 25, 2009, the Company completed a follow-on public offering of 5,520,000 shares of its common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $10.50. The net proceeds totaled approximately $54.9 million after deducting investment banking commissions of approximately $2.8 million and offering costs of approximately $0.3 million.

No dilutive instruments were outstanding and reflected in the Company’s Consolidated Balance Sheet at September 30, 2009. The following table sets forth the weighted average shares outstanding for computing basic and diluted earnings per common share for the years ended September 30, 2009 and September 30, 2008.

	Year Ended	Year Ended
	September 30,	September 30,
	2009	2008

Weighted average common shares outstanding, basic and diluted	24,654,325	15,557,469

On December 13, 2007, the Company adopted a dividend reinvestment plan that provides for reinvestment of its distributions on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the Board of Directors authorizes, and the Company declares, a cash distribution, then its stockholders who have not “opted out” of the dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of common stock, rather than receiving the cash distributions. On May 1, 2008, the Company declared a dividend of $0.30 per share to stockholders of record on May 19, 2008. On June 3, 2008, the Company paid a cash dividend of approximately $1.9 million and issued 133,317 common shares totaling approximately $1.9 million under the dividend reinvestment plan. On August 6, 2008, the Company declared a dividend of $0.31 per share to stockholders of record on September 10, 2008. On September 26, 2008, the Company paid a cash dividend of $5.1 million, and purchased and distributed a total of 196,786 shares ($1.9 million) of its common stock under the dividend

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

reinvestment plan. On December 9, 2008, the Company declared a dividend of $0.32 per share to stockholders of record on December 19, 2008, and a $0.33 per share dividend to stockholders of record on December 30, 2008. On December 18, 2008, the Company declared a special dividend of $0.05 per share to stockholders of record on December 30, 2008. On December 29, 2008, the Company paid a cash dividend of approximately $6.4 million and issued 105,326 common shares totaling approximately $0.8 million under the dividend reinvestment plan. On January 29, 2009, the Company paid a cash dividend of approximately $7.6 million and issued 161,206 common shares totaling approximately $1.0 million under the dividend reinvestment plan. On April 14, 2009, the Company declared a dividend of $0.25 per share to stockholders of record as of May 26, 2009. On June 25, 2009, the Company paid a cash dividend of approximately $5.6 million and issued 11,776 common shares totaling approximately $0.1 million under the dividend reinvestment plan. On August 3, 2009, the Company declared a dividend of $0.25 per share to stockholders of record as of September 8, 2009. On September 25, 2009 the Company paid a cash dividend of approximately $7.5 million and issued 56,890 common shares totaling approximately $0.6 million under the dividend reinvestment plan.

In October 2008, the Company’s Board of Directors authorized a stock repurchase program to acquire up to $8 million of the Company’s outstanding common stock. Stock repurchases under this program may be made through the open market at times and in such amounts as Company management deems appropriate. The stock repurchase program expires December 2009 and may be limited or terminated by the Board of Directors. In October 2008, the Company repurchased 78,000 shares of common stock on the open market as part of its share repurchase program.

Note 6.	Line of Credit

On November 16, 2009,Fifth Street Funding, LLC, a wholly-owned bankruptcy remote, special purpose subsidiary (“Funding”) and the Company, entered into a Loan and Servicing Agreement (“Agreement”), with respect to a three-year credit facility (“Facility”) with Wachovia Bank, National Association (“Wachovia”), Wells Fargo Securities, LLC, as administrative agent (“Wells Fargo”), each of the additional institutional and conduit lenders party thereto from time to time, and each of the lender agents party thereto from time to time, in the amount of $50 million with an accordion feature, which will allow for potential future expansion of the Facility up to $100 million. The Facility is secured by all of the assets of Funding, and all of the Company’s equity interest in Funding. The Facility bears interest at LIBOR plus 4.00% per annum and has a maturity date of November 16, 2012. The Facility may be extended for up to two additional years upon the mutual consent of Wells Fargo and each of the lender parties thereto. The Company intends to use the net proceeds of the Facility to fund a portion of its loan origination activities and for general corporate purposes.

In connection with the Facility, the Company concurrently entered into (i) a Purchase and Sale Agreement with Funding, pursuant to which the Company will sell to Funding certain loan assets it has originated or acquired, or will originate or acquire and (ii) a Pledge Agreement with Wells Fargo Bank, National Association, pursuant to which the Company pledged all of its equity interests in Funding as security for the payment of Funding’s obligations under the Agreement and other documents entered into in connection with the Facility.

The Agreement and related agreements governing the Facility required both Funding and the Company to, among other things (i) make representations and warranties regarding the collateral as well as each of their businesses, (ii) agree to certain indemnification obligations, and (iii) comply with various covenants, servicing procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary requirements for similar credit facilities. The Facility documents also included usual and customary default provisions such as the failure to make timely payments under the Facility, a change in control of Funding, and the failure by Funding or the Company to materially perform under the Agreement and related agreements governing the Facility, which, if not complied with, could accelerate repayment under the Facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Each loan origination under the Facility is subject to the satisfaction of certain conditions. The Company cannot assure you that Funding will be able to borrow funds under the Facility at any particular time or at all.

On January 15, 2008, the Company entered into a $50 million secured revolving credit facility with the Bank of Montreal, at a rate of LIBOR plus 1.5%, with a one year maturity date. The credit facility was secured by the Company’s existing investments. On December 30, 2008, Bank of Montreal renewed the Company’s $50 million credit facility. The terms included a 50 basis points commitment fee, an interest rate of LIBOR +3.25% and a term of 364 days. The Company gave notice of termination, effective September 16, 2009, to Bank of Montreal with respect to this revolving credit facility.

Prior to the merger of the Partnership with and into the Company, the Partnership entered into a $50 million unsecured, revolving line of credit with Wachovia Bank, N.A. (“Loan Agreement”) which had a final maturity date of April 1, 2008. Borrowings under the Loan Agreement were at a variable interest rate of LIBOR plus 0.75% per annum. In connection with the Loan Agreement, the General Partner, a former member of the Board of Directors of Fifth Street Finance Corp. and an officer of Fifth Street Finance Corp. (collectively “guarantors”), entered into a guaranty agreement (the “Guaranty”) with the Partnership. Under the terms of the Guaranty, the guarantors agreed to guarantee the Partnership’s obligations under the Loan Agreement. In consideration for the guaranty, the Partnership was obligated to pay a former member of the Board of Directors of Fifth Street Finance Corp. a fee of $41,667 per month so long as the Loan Agreement was in effect. For the period from October 1, 2007 to November 27, 2007, the Partnership paid $83,333 under this Guaranty. In October 2007, the Partnership drew $28.25 million under the Loan Agreement. These loans were paid back in full with interest in November 2007. As of November 27, 2007, the Partnership terminated the Loan Agreement and the Guaranty.

Interest expense for the years ended September 30, 2009 and 2008 and the period ended September 30, 2007, was $636,901, $917,043 and $522,316, respectively.

Note 7.	Interest and Dividend Income

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. In accordance with the Company’s policy, accrued interest is evaluated periodically for collectibility. The Company stops accruing interest on investments when it is determined that interest is no longer collectible. Distributions from portfolio companies are recorded as dividend income when the distribution is received.

The Company holds debt in its portfolio that contains a payment-in-kind (“PIK”) interest provision. The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. The Company generally ceases accruing PIK interest if there is insufficient value to support the accrual or if the Company does not expect the portfolio company to be able to pay all principal and interest due. The Company’s decision to cease accruing PIK interest involves subjective judgments and determinations based on available information about a particular portfolio company, including whether the portfolio company is current with respect to its payment of principal and interest on its loans and debt securities; monthly and quarterly financial statements and financial projections for the portfolio company; the Company’s assessment of the portfolio company’s business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan; information obtained by the Company in connection with periodic formal update interviews with the portfolio company’s management and, if appropriate, the private equity sponsor; and information about the general economic and market conditions in which the portfolio company operates. Based on this and other information, the Company determines whether to cease accruing PIK interest on a loan or debt security. The Company’s determination to cease accruing PIK interest on a loan or debt security is generally made well before the Company’s full write-down of such loan or debt security.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Accumulated PIK interest activity for the years ended September 30, 2009 and September 30, 2008 was as follows:

	September 30,	September 30,
	2009	2008

PIK balance at beginning of period	$5,367,032	$588,795
Gross PIK interest accrued	8,853,636	4,897,398
Accumulated deferred cash interest	243,953	—
PIK income reserves	(1,398,347)	—
Deferred cash interest income reserves	(243,953)	—
PIK interest received in cash	(428,140)	(114,412)
Loan exits and other PIK adjustments	(334,703)	(4,749)

PIK balance at end of period	$12,059,478	$5,367,032

Two investments did not pay all of their scheduled monthly cash interest payments for the period ended September 30, 2009. As of September 30, 2009, the Company had stopped accruing PIK interest and original issue discount (“OID”) on five investments, including the two investments that had not paid all of their scheduled monthly cash interest payments. At September 30, 2008, no loans or debt securities were on non-accrual status.

Income non-accrual amounts for the year ended September 30, 2009 were as follows:

Cash interest income	$2,938,190
PIK interest income	1,398,347
OID income	402,522

Total	$4,739,059

Note 8.	Taxable/Tax Distributable Income and Dividend Distributions

Taxable income differs from net increase (decrease) in net assets resulting from operations primarily due to: (1) unrealized appreciation (depreciation) on investments, as investment gains and losses are not included in taxable income until they are realized; (2) origination fees received in connection with investments in portfolio companies, which are amortized into interest income over the life of the investment for book purposes, are treated as taxable income upon receipt; (3) organizational and deferred offering costs; (4) recognition of interest income on certain loans; and (5) income or loss recognition on exited investments.

At September 30, 2009, the Company has a net loss carryforward of $1.6 million to offset net capital gains, to the extent provided by federal tax law. The capital loss carryforward will expire in the Company’s tax year ending September 30, 2017.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Listed below is a reconciliation of “net increase in net assets resulting from operations” to taxable income for the year ended September 30, 2009.

Net increase in net assets resulting from operations	$6,194,000
Net change in unrealized depreciation from investments	10,795,000
Book/tax difference due to deferred loan origination fees, net	353,000
Book/tax difference due to organizational and offering costs	(87,000)
Book/tax difference due to interest income on certain loans	3,394,000
Book/tax difference due to capital loss carryforward	1,645,000
Other book-tax differences	(13,000)

Taxable/Tax Distributable Income(1)	$22,281,000

(1)	The Company’s taxable income for 2009 is an estimate and will not be finally determined until the Company files its tax return for the fiscal year ended September 30, 2009. Therefore, the final taxable income may be different than the estimate.

As of September 30, 2009, the components of accumulated undistributed income on a tax basis were as follows:

Undistributed ordinary income, net (RIC status)	$862,000
Unrealized losses, net	(27,621,000)
Accumulated partnership taxable income not subject to distribution	6,236,000
Other book-tax differences	(9,290,000)

The Company uses the asset and liability method to account for its taxable subsidiaries’ income taxes. Using this method, the Company recognizes deferred tax assets and liabilities for the estimated future tax effects attributable to temporary differences between financial reporting and tax bases of assets and liabilities. In addition, the Company recognizes deferred tax benefits associated with net operating carry forwards that it may use to offset future tax obligations. The Company measures deferred tax assets and liabilities using the enacted tax rates expected to apply to taxable income in the years in which it expects to recover or settle those temporary differences. The Company has recorded a deferred tax asset for the difference in the book and tax basis of certain equity investments and tax net operating losses held by its taxable subsidiaries of $1.4 million. However, this amount has been fully offset by a valuation allowance of $1.4 million, since it is more likely than not that these deferred tax assets will not be realized.

Distributions to stockholders are recorded on the declaration date. The Company is required to distribute annually to its stockholders at least 90% of its net ordinary income and net realized short-term capital gains in excess of net realized long-term capital losses for each taxable year in order to be eligible for the tax benefits allowed to a RIC under Subchapter M of the Code. The Company anticipates paying out as a dividend all or substantially all of those amounts. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is based on management’s estimate of the Company’s annual taxable income. Based on that, a dividend is declared and paid each quarter. The Company maintains an “opt out” dividend reimbursement plan for its stockholders.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

To date, the Company’s Board of Directors declared the following distributions:

Dividend Type	Date Declared	Record Date	Payment Date	Amount

Quarterly	5/1/2008	5/19/2008	6/3/2008	$0.30
Quarterly	8/6/2008	9/10/2008	9/26/2008	$0.31
Quarterly	12/9/2008	12/19/2008	12/29/2008	$0.32
Quarterly	12/9/2008	12/30/2008	1/29/2009	$0.33
Special	12/18/2008	12/30/2008	1/29/2009	$0.05
Quarterly	4/14/2009	5/26/2009	6/25/2009	$0.25
Quarterly	8/3/2009	9/8/2009	9/25/2009	$0.25

For income tax purposes, the Company estimates that these distributions will be composed entirely of ordinary income, and will be reflected as such on the Form 1099-DIV for the calendar year 2009. To date, the Company’s operations have resulted in no long-term capital gains or losses. The Company anticipates declaring further distributions to its stockholders to meet the RIC distribution requirements.

Note 9.	Realized Gains or Losses from Investments and Net Change in Unrealized Appreciation or Depreciation from Investments

Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period, net of recoveries. Net change in unrealized appreciation or depreciation from investments reflects the net change in the valuation of the portfolio pursuant to the Company’s valuation guidelines and the reclassification of any prior period unrealized appreciation or depreciation on exited investments.

During the year ended September 30, 2009 the Company exited its investment in American Hardwoods Industries, LLC and recorded a realized loss of $10.4 million, and recorded a $4.0 million realized loss on one of its portfolio company investments in connection with the determination that the investment was permanently impaired based on, among other things, analysis of changes in the portfolio company’s business operations and prospects. During the year ended September 30, 2008 the Company sold its equity investment in Filet of Chicken and realized a gain of approximately $62,000.

Note 10.	Concentration of Credit Risks

The Company places its cash in financial institutions, and at times, such balances may be in excess of the FDIC insured limit.

Note 11.	Related Party Transactions

The Company has entered into an investment advisory agreement with the Investment Adviser. Under the investment advisory agreement, the Company pays the Investment Adviser a fee for its services under the investment advisory agreement consisting of two components-a base management fee and an incentive fee.

Base management Fee

The base management fee is calculated at an annual rate of 2% of the Company’s gross assets, which includes any borrowings for investment purposes. The base management fee is payable quarterly in arrears, and will be calculated based on the value of the Company’s gross assets at the end of each fiscal quarter, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during such quarter. The base management fee for any partial month or quarter will be appropriately prorated.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

In addition to the proration described above, for the quarter ended September 30, 2009, the Investment Advisor waived approximately $172,000 of the base management fee on a portion of the proceeds raised in connection with the equity offerings the Company completed in 2009 and which were held in cash or cash equivalents at September 30, 2009.

Prior to the merger of the Partnership with and into the Company, which occurred on January 2, 2008, the Partnership paid the Investment Adviser a management fee (the “Management Fee”), subject to the adjustments as described in the Partnership Agreement, for investment advice equal to an annual rate of 2% of the aggregate capital commitments of all limited partners (other than affiliated limited partners) for each fiscal year (or portion thereof) provided, however, that commencing on the earlier of (1) the first day of the fiscal quarter immediately following the expiration of the commitment period, or (2) if a temporary suspension period became permanent in accordance with the Partnership Agreement, on the first day of the fiscal quarter immediately following the date of such permanent suspension, the Management Fee for each subsequent twelve month period was equal to 1.75% of the NAV of the Partnership (exclusive of the portion thereof attributable to the General Partner and the affiliated limited partners, based upon respective capital percentages).

For the years ended September 30, 2009 and 2008 and the period ended September 30, 2007, base management fees were approximately $5.9 million, $4.3 million and $1.6 million, respectively.

Incentive Fee

The incentive fee portion of the investment advisory agreement has two parts. The first part is calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding fiscal quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the fiscal quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Company’s administration agreement with FSC, Inc., and any interest expense and dividends paid on any issued and outstanding indebtedness or preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding fiscal quarter, will be compared to a “hurdle rate” of 2% per quarter (8% annualized), subject to a “catch-up” provision measured as of the end of each fiscal quarter. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of its gross assets used to calculate the 2% base management fee. The operation of the incentive fee with respect to the Company’s Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•	no incentive fee is payable to the Investment Adviser in any fiscal quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the “preferred return” or “hurdle”).

•	100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser. The Company refers to this portion of its Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide the Investment Adviser with an incentive fee of 20% on all of the Company’s Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when the Company’s Pre-Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

•	20% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved (20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the Investment Adviser).

The second part of the incentive fee will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), commencing on September 30, 2008, and will equal 20% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees, provided that, the incentive fee determined as of September 30, 2008 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from inception.

For the years ended September 30, 2009 and 2008, incentive fees were approximately $7.8 million and $4.1 million, respectively. There were no incentive fees paid for the period ended September 30, 2007.

Transaction fees

Prior to the merger of the Partnership with and into the Company, which occurred on January 2, 2008, the Investment Adviser received 20% of transaction origination fees. For the year ended September 30, 2008 and the period ended September 30, 2007, payments for the transaction fees paid to the Investment Adviser amounted to approximately $0.2 million and $0.4 million, respectively, and were expensed as incurred.

Indemnification

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Company’s Investment Adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Adviser’s services under the investment advisory agreement or otherwise as the Company’s Investment Adviser.

Administration Agreement

The Company has also entered into an administration agreement with FSC, Inc. under which FSC, Inc. provides administrative services for the Company, including office facilities and equipment, and clerical, bookkeeping and recordkeeping services at such facilities. Under the administration agreement, FSC, Inc. also performs or oversees the performance of the Company’s required administrative services, which includes being responsible for the financial records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, FSC, Inc. assists the Company in determining and publishing the Company’s net asset value, overseeing the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. For providing these services, facilities and personnel, the Company reimburses FSC, Inc. the allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement, including rent and the Company’s allocable portion of the costs of compensation and related expenses of the Company’s chief financial officer and his staff, and the staff of our chief compliance officer. FSC, Inc. may also provide, on the Company’s behalf, managerial assistance to the Company’s portfolio companies. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For the year ended September 30, 2009, the Company incurred administrative expenses of approximately $1.3 million. At September 30, 2009, approximately $704,000 was included in Due to FSC, Inc. in the Consolidated Balance Sheets.

Note 12.	Financial Highlights

			For the Period
			February 15, 2007
	Year Ended	Year Ended	(Inception) through
	September 30,	September 30,	September 30,
Per Share Data(4):	2009(1)	2008(1)(2)	2007(1)(3)

Net asset value at beginning of period	$13.02	$8.56	NA
Capital contributions from partners	—	2.94	NA
Capital withdrawals by partners	—	(0.12)	NA
Dividends declared and paid	(1.20)	(0.61)	NA
Issuance of common stock	(1.21)	2.11	NA
Repurchases of common stock	(0.02)	—	NA
Net investment income	1.27	0.89	NA
Unrealized depreciation on investments	(0.44)	(0.75)	NA
Realized loss on investments	(0.58)	—	NA

Net asset value at end of period	$10.84	$13.02	NA

Stockholders’ equity at beginning of period	$294,335,839	$106,815,695	—
Stockholders’ equity at end of period	$410,556,071	$294,335,839	$106,815,695
Average stockholders’ equity(5)	$291,401,218	$205,932,850	$30,065,414
Ratio of total expenses, excluding interest and line of credit guarantee expenses, to average stockholders’ equity(6)	6.12%	5.86%	8.53%
Ratio of total expenses to average stockholders’ equity(6)	6.34%	6.35%	11.10%
Ratio of net increase in net assets resulting from operations to ending stockholders’ equity(6)	1.51%	1.11%	1.01%
Ratio of unrealized depreciation on investments to ending stockholders’ equity(6)	(2.63)%	(5.76)%	0.12%
Total return to stockholders based on average stockholders’ equity(6)	2.13%	1.58%	3.60%
Weighted average outstanding debt(7)	$5,019,178	$11,887,427	$12,155,296

(1)	The amounts reflected in the financial highlights above represent net assets, income and expense ratios for all stockholders.

(2)	Per share data for the year ended September 30, 2008 presumes the issuance of the 12,480,972 common shares at October 1, 2007 which were actually issued on January 2, 2008 in connection with the merger described above.

(3)	Per share data for the period February 15, 2007 (inception) through September 30, 2007 reflects the fact that there was no established public trading market for the Company’s common stock prior to October 1, 2007.

(4)	Based on actual shares outstanding at the end of the corresponding period or weighted average shares outstanding for the period, as appropriate.

(5)	Calculated based upon the daily weighted average stockholders’ equity for the period.

(6)	Interim periods are not annualized.

(7)	Calculated based upon the daily weighted average of loans payable for the period.

Note 13.	Preferred Stock

The Company’s restated certificate of incorporation had not authorized any shares of preferred stock. However, on April 4, 2008, the Company’s Board of Directors approved a certificate of amendment to its restated

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

certificate of incorporation reclassifying 200,000 shares of its common stock as shares of non-convertible, non-participating preferred stock, with a par value of $0.01 and a liquidation preference of $500 per share (“Series A Preferred Stock”) and authorizing the issuance of up to 200,000 shares of Series A Preferred Stock. The Company’s certificate of amendment was also approved by the holders of a majority of the shares of its outstanding common stock through a written consent first solicited on April 7, 2008. On April 24, 2008, the Company filed its certificate of amendment and on April 25, 2008, it sold 30,000 shares of Series A Preferred Stock to a company controlled by Bruce E. Toll, one of the Company’s directors at that time. For the three months ended June 30, 2008, the Company paid dividends of approximately $234,000 on the 30,000 shares of Series A Preferred Stock. The dividend payment is considered and included in interest expense for accounting purposes since the preferred stock has a mandatory redemption feature. On June 30, 2008, the Company redeemed 30,000 shares of Series A Preferred Stock at the mandatory redemption price of 101% of the liquidation preference or $15,150,000. The $150,000 is considered and included in interest expense for accounting purposes due to the stock’s mandatory redemption feature. No preferred stock is currently outstanding.

Note 14.	Subsequent Events

On October 2, 2009, Storyteller Theaters Corporation drew $250,000 on its line of credit. Prior to the draw, the Company’s unfunded commitment was $1.75 million.

On October 8, 2009, the Company funded $153,972 of its previously unfunded limited partnership interest in Riverside Fund IV, LP upon receipt of the first closing notice of the fund.

On October 16, 2009, Elephant & Castle, Inc. repaid $3.9 million of principal outstanding under its term loan. The balance of the loan was assumed by Repechage Investments Limited (“RIL”), the equity sponsor’s holding company. The Company received a first lien on the assets of RIL and a guaranty on the balance of its debt.

On October 21, 2009, the Company invested an additional $6.0 million of second lien debt in Western Emulsions, Inc., an existing portfolio company, to support its growth initiatives.

On October 26, 2009, the Company executed a non-binding term sheet for $41.25 million for its portion of an investment in a post-secondary education company. The proposed terms of this investment include a $10 million revolver at Libor+950 with a Libor floor of 3% and a $31.25 million first lien term loan at Libor+950 with a Libor floor of 3%. This is a senior secured first lien facility with a scheduled maturity of five years. This proposed investment is subject to the completion of the Company’s due diligence, approval process and documentation, and may not result in a completed investment. The Company may syndicate a portion of this investment.

On November 6, 2009, the Company executed a non-binding term sheet for $34.0 million for an investment in a specialty chemical distributor. The proposed terms of this investment include a $10 million revolver at 10%, a $10 million Term Loan A at 10%, and a $14 million Term Loan B at 12%. This is a first lien facility with a scheduled maturity of five years. This proposed investment is subject to the completion of the Company’s due diligence, approval process and documentation, and may not result in a completed investment. The Company may syndicate a portion of this investment.

On November 12, 2009, the Company declared a $0.27 per share dividend to common stockholders of record as of December 10, 2009. The dividend is payable December 29, 2009.

On November 12, 2009, the Company executed a letter agreement for the potential sale of its second lien term loan to CPAC, Inc. and/or its 2,297 shares of common stock of CPAC, Inc. The Company received a non-refundable deposit of $150,000 in connection with the letter agreement.

On November 16, 2009, the Company entered into a three-year credit facility with Wachovia in the amount of $50 million with an accordion feature, which will allow for potential future expansion of the facility up to $100 million, and will bear interest at a rate of LIBOR plus 4% per annum. See “Note 6. Line of Credit” for a more detailed discussion of the credit facility.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

On November 23, 2009, the Company received a cash payment in the amount of $0.1 million, representing payment in full of all amounts due in connection with the cancellation of the Company’s loan agreement with American Hardwoods Industries Holdings, LLC on August 3, 2009.

On December 1, 2009, the Company executed a non-binding term sheet for $28.75 million for an investment in a specialty food company. The proposed terms of this investment include a $2.0 million revolver at 10%, a $10 million Term Loan A at 10%, and a $16.75 million Term Loan B at 12% cash and 3% PIK. This is a first lien facility with a scheduled maturity of five years. This proposed investment is subject to the completion of the Company’s due diligence, approval process and documentation, and may not result in a completed investment. The Company may syndicate a portion of this investment.

On December 3, 2009, the Company executed a non-binding term sheet for $57.3 million for an investment in a contract manufacturer for medical device original equipment manufacturers. The proposed terms of this investment include a $4.0 million revolver at Libor+700 with a 3% Libor floor, a $33 million Term Loan A at Libor+700 with a 3% Libor floor, and a $20.3 million Term Loan B at 12% cash interest and 2% PIK. This is a first lien loan facility with a scheduled maturity of five years. This proposed investment is subject to the completion of the Company’s due diligence, approval process and documentation, and may not result in a completed investment. The Company may syndicate a portion of this investment.

On December 4, 2009, the Company executed a non-binding term sheet for $34.0 million for an investment in a franchisor of consumer services. The proposed terms of this investment include a $2.0 million revolver at Libor+650 with a 3% Libor floor, a $10 million first lien Term Loan A at Libor+675 with a 3% Libor floor, and a $22.0 million Term Loan B at 12% cash and 2% PIK. This is a first lien loan facility with a scheduled maturity of five years. This proposed investment is subject to the completion of the Company’s due diligence, approval process and documentation, and may not result in a completed investment. The Company may syndicate a portion of this investment.

Schedule 12-14

Fifth Street Finance Corp.

Schedule of Investments in and Advances to Affiliates

	Amount of
	Interest,
	Fees or				Fair Value
	Dividends	Fair Value			at
	Credited in	at October 1,	Gross	Gross	September 30,
Portfolio Company/Type of Investment(1)	Income(2)	2008	Additions(3)	Reductions(4)	2009

Control Investments
Lighting by Gregory, LLC
First Lien Term Loan A, 9.75% due 2/28/2013	$—	$—	$3,044,732	$(625,105)	$2,419,627
First Lien Term Loan B, 14.5% due 2/28/2013	—	—	4,138,390	(866,910)	3,271,480
97.38% membership interest	—	—	300,000	(300,000)	—

Total Control Investments	$—	$—	$7,483,122	$(1,792,015)	$5,691,107

Affiliate Investments
O’Currance, Inc.
First Lien Term Loan A, 16.875% due 3/21/2012	1,856,153	9,888,488	511,758	(213,745)	10,186,501
First Lien Term Loan B, 16.875% due 3/21/2012	573,147	3,581,245	367,826	(1,030,000)	2,919,071
1.75% Preferred Membership Interest in O’Currance Holding Co., LLC	—	130,413	—	—	130,413
3.3% Membership Interest in O’Currance Holding Co., LLC	—	97,156	—	(43,325)	53,831
CPAC, Inc.
Second Lien Term Loan, 17.5% due 4/13/2012	1,318,008	3,626,497	4,932,164	(4,110,000)	4,448,661
2,297 shares of Common Stock	—	—	—	—	—
Elephant & Castle, Inc.
Second Lien Term Loan, 15.5% due 4/20/2012	1,472,389	7,145,198	449,845	(283,439)	7,311,604
7,500 shares of Series A Preferred Stock	—	196,386	296,083	—	492,469
MK Network, LLC
First Lien Term Loan A, 13.5% due 6/1/2012	1,462,272	9,115,152	161,959	(243,285)	9,033,826
First Lien Term Loan B, 17.5% due 6/1/2012	872,070	—	5,581,544	(418,000)	5,163,544
First Lien Revolver, Prime + 1.5% (10% floor), due 6/1/2010	17,111	(11,113)	17,113	(6,000)	—
11,030 Membership Units	—	760,441	186,780	(947,221)	—
Rose Tarlow, Inc.
First Lien Term Loan, 12% due 1/25/2014	1,128,302	9,796,648	177,084	(9,973,732)	—
First Lien Revolver, LIBOR+4% (9% floor) due 1/25/2014	123,460	323,333	1,214,827	(1,538,160)	—
6.9% membership interest in RTMH Acquisition Company	—	591,939	—	(591,939)	—
0.1% membership interest in RTMH Acquisition Company	—	11,607	—	(11,607)	—
Martini Park, LLC
First Lien Term Loan, 14% due 2/20/2013	475,732	2,719,236	220,000	(870,933)	2,068,303
5% membership interest	—	—	—	—	—
Caregiver Services, Inc.
Second Lien Term Loan A, LIBOR+6.85% (12% floor) due 2/25/2013	1,263,662	9,381,973	288,785	(1,445,358)	8,225,400
Second Lien Term Loan B, 16.5% due 2/25/2013	2,806,310	12,811,951	1,101,389	(405,002)	13,508,338
1,080,399 shares of Series A Preferred Stock	—	1,183,867	22,732	—	1,206,599

Total Affiliate Investments	$13,368,616	$71,350,417	$15,529,889	$(22,131,746)	$64,748,560

Total Control & Affiliate Investments	$13,368,616	$71,350,417	$23,013,011	$(23,923,761)	$70,439,667

This schedule should be read in connection with the Company’s Consolidated Financial Statements, including the Schedules of Investments and Notes to the Consolidated Financial Statements.

(1)	The principal amount and ownership detail as shown in the Consolidated Schedules of Investments.

(2)	Represents the total amount of interest, fees and dividends credited to income for the portion of the year an investment was included in the Control or Non-Control/Non-Affiliate categories, respectively.

(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, follow-on Investments and accrued PIK interest, and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation as well as the movement of an existing portfolio company into this category or out of a different category.

(4)	Gross reductions include decreases in the cost basis of investment resulting from principal payments or sales and exchanges of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation as well as the movement of an existing portfolio company out of this category and into a different category.

$500,000,000

Fifth Street Finance Corp.

Common Stock

PROSPECTUS

[FORM OF PROSPECTUS SUPPLEMENT TO BE USED IN CONJUNCTION
WITH FUTURE SECURITIES OFFERINGS]
The information in this preliminary prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is declared effective. This preliminary prospectus supplement and the accompanying preliminary prospectus are not an offer to sell and are not soliciting offers to buy these securities in any jurisdiction where such offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED        , 2010

PRELIMINARY PROSPECTUS SUPPLEMENT
 (to Prospectus dated June   , 2010)

          Shares

Fifth Street Finance Corp.

Common Stock

We are offering           shares of our common stock, $0.01 par value per share. We are a specialty finance company that lends to and invests in small and mid-sized companies in connection with investments by private equity sponsors. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. We are managed by Fifth Street Management LLC, whose six principals collectively have over 50 years, and individually have between four years and 14 years, of experience lending to and investing in small and mid-sized companies, and 2 years of experience managing a business development company.

Our common stock is listed on the New York Stock Exchange under the symbol “FSC.” On        , 2010, and March 31, 2010, the last reported sale price of our common stock on the New York Stock Exchange was $      and $11.61, respectively. We are required to determine the net asset value per share of our common stock on a quarterly basis. Our net asset value per share of our common stock as of March 31, 2010 was $10.70.

Investing in our common stock involves a high degree of risk and should be considered highly speculative. See “Risk Factors” beginning on page 14 of the accompanying prospectus to read about factors you should consider, including the risk of leverage, before investing in our common stock.

This prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus supplement and the accompanying prospectus before investing and keep them for future reference. We file periodic reports, current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 10 Bank Street, Suite 1210, White Plains, New York 10606 or by telephone at (914) 286-6800 or on our website at www.fifthstreetfinance.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains information about us.

	Per Share	Total

Public offering price	$	$
Sales load (underwriting discount)	$	$
Proceeds, before expenses, to us (1)	$	$

(1)	We estimate that we will incur approximately $ (or $ per share of the shares sold in this offering) of expenses relating to this offering, resulting in net proceeds, after sales load (underwriting discount) and expenses, to us of approximately $ (or $ per share of the shares sold in this offering).

The underwriters expect to deliver the shares on or about          , 2010.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

We have granted the underwriters an option, exercisable at any time until 30 days after the date of this prospectus supplement, to purchase up to           additional shares of our common stock to cover over-allotments of shares.

The date of this prospectus supplement is     , 2010.

TABLE OF CONTENTS

PROSPECTUS SUPPLEMENT

PROSPECTUS

S-i

ABOUT THIS PROSPECTUS SUPPLEMENT

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. Neither we nor the underwriters have authorized any other person to provide you with different information from that contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. Neither this prospectus supplement nor the accompanying prospectus constitutes an offer to sell, or a solicitation of an offer to buy, any shares of our common stock by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information contained in this prospectus supplement and the accompanying prospectus is complete and accurate only as of their respective dates, regardless of the time of their delivery or sale of our common stock. Our financial condition, results of operations and prospects may have changed since those dates. To the extent required by law, we will amend or supplement the information contained in this prospectus supplement and the accompanying prospectus to reflect any material changes to such information subsequent to the date of this prospectus supplement and the accompanying prospectus and prior to the completion of any offering pursuant to this prospectus supplement and the accompanying prospectus.

This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering of common stock and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from or is additional to the information contained in the accompanying prospectus, you should rely only on the information contained in this prospectus supplement. You should read this prospectus supplement and the accompanying prospectus together with the additional information described under the heading “Available Information” before investing in our common stock.

Forward-Looking Statements

Information contained in this prospectus supplement and the accompanying prospectus may contain forward-looking statements. In addition, forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. The matters described in “Risk Factors” in the accompanying prospectus and certain other factors noted throughout this prospectus supplement and the accompanying prospectus constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, or the Securities Act. For a list of factors that could affect these forward-looking statements, see “Special Notice Regarding Forward-Looking Statements” in the accompanying prospectus.

S-ii

PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that is important to you. To understand the terms of the common stock offered pursuant to this prospectus supplement and the accompanying prospectus, you should read the entire prospectus supplement and the accompanying prospectus carefully. Together, these documents describe the specific terms of the shares we are offering. You should carefully read the sections entitled “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Consolidated Financial Statements” in the accompanying prospectus. Except as otherwise noted, all information in this prospectus supplement and the accompanying prospectus assumes no exercise of the underwriters’ over-allotment option.

We commenced operations on February 15, 2007 as Fifth Street Mezzanine Partners III, L.P., a Delaware limited partnership. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp., a Delaware corporation. Unless otherwise noted, the terms “we,” “us,” “our” and “Fifth Street” refer to Fifth Street Mezzanine Partners III, L.P. prior to the merger date and Fifth Street Finance Corp. on and after the merger date. In addition, the terms “Fifth Street Management” and “investment adviser” refer to Fifth Street Management LLC, our external investment adviser.

Fifth Street Finance Corp.

We are a specialty finance company that lends to and invests in small and mid-sized companies in connection with investments by private equity sponsors. We define small and mid-sized companies as those with annual revenues between $25 million and $250 million. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments. We are externally managed and advised by Fifth Street Management, whose six principals collectively have over 50 years, and individually have between four years and 14 years, of experience lending to and investing in small and mid-sized companies, and 2 years of experience managing a business development company. Fifth Street Management is an affiliate of Fifth Street Capital LLC, a private investment firm founded and managed by our chief executive officer, and Fifth Street Management’s managing partner, Leonard M. Tannenbaum, who has led the investment of over $800 million in small and mid-sized companies, including the investments made by Fifth Street, since 1998.

As of March 31, 2010, we had originated $520.8 million of funded debt and equity investments and our portfolio totaled $460.9 million at fair value and was comprised of 34 investments, 31 of which were in operating companies and three of which were in private equity funds. The three investments in private equity funds represented less than 1% of the fair value of our assets at March 31, 2010. The 31 debt investments in our portfolio as of March 31, 2010 had a weighted average debt to EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) multiple of 3.3x calculated at the time of origination of the investment. The weighted average annual yield of our debt investments as of March 31, 2010 was approximately 15.0%, of which 12.7% represented cash payments and 2.3% represented payment-in-kind, or PIK, interest. PIK interest represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term and recorded as interest income on an accrual basis to the extent such amounts are expected to be collected. For additional information regarding PIK interest and related risks, see “Risk Factors— Risks Relating to Our Business and Structure — We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive” on page 23 of the accompanying prospectus and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies — Revenue Recognition — Payment-in-Kind (PIK) Interest” beginning on page 37 of the accompanying prospectus.

Our investments generally range in size from $5 million to $60 million and are principally in the form of first and second lien debt investments, which may also include an equity component. We are currently focusing our origination efforts on first lien loans. We believe that the risk-adjusted returns from these loans are superior to second lien investments and offer superior credit quality. However, we may choose to originate additional second lien and unsecured loans in the future. As of March 31, 2010, all of our debt investments were secured by first or second priority liens on the assets of our portfolio companies. Moreover, we held equity investments consisting of common stock, preferred stock, or other equity interests in 21 out of 34 portfolio companies as of March 31, 2010.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act. As a business development company, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to, finance our investments through borrowings. However, as a business development company, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing. See “Regulation — Business Development Company Regulations,” beginning on page 99 of the accompanying prospectus.

We have also elected to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code, or the Code. See “Material U.S. Federal Income Tax Considerations,” beginning on page 93 of the accompanying prospectus. As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders if we meet certain source-of-income, distribution and asset diversification requirements.

In addition, we maintain a wholly-owned subsidiary that is licensed as a small business investment company, or SBIC, and regulated by the Small Business Administration, or the SBA. See “Regulation — Small Business Investment Company Regulations,” beginning on page 102 of the accompanying prospectus. The SBIC license allows us, through our wholly-owned subsidiary, to issue SBA-guaranteed debentures. We applied for exemptive relief from the Securities and Exchange Commission, or SEC, to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the 200% asset coverage ratio we are required to maintain under the 1940 Act. Pursuant to the 200% asset coverage ratio limitation, we are permitted to borrow one dollar for every dollar we have in assets less all liabilities and indebtedness not represented by debt securities issued by us or loans obtained by us. For example, as of March 31, 2010, we had approximately $484.4 million in assets less all liabilities and indebtedness not represented by debt securities issued by us or loans obtained by us, which would permit us to borrow up to approximately $484.4 million, notwithstanding other limitations on our borrowings pursuant to our credit facilities.

If we receive an exemption from the SEC for our SBA debt, we will have increased capacity to fund up to $150 million (the maximum amount of SBA-guaranteed debentures an SBIC may currently have outstanding once certain conditions have been met) of investments with SBA-guaranteed debentures in addition to being able to fund investments with borrowings up to the maximum amount of debt that the 200% asset coverage ratio limitation would allow us to incur. As a result, we would, in effect, be permitted to have a lower asset coverage ratio than the 200% asset coverage ratio limitation under the 1940 Act and, therefore, we could have more debt outstanding than assets to cover such debt. For example, we would be able to borrow up to $150 million more than the approximately $484.4 million permitted under the asset coverage ratio limit as of March 31, 2010. For additional information on SBA regulations that affect our access to SBA-guaranteed debentures, see “Risk Factors— Risks Relating to Our Business and Structure — Our SBIC subsidiary’s investment adviser has no prior experience managing an SBIC and any failure to comply with SBA regulations, resulting from our SBIC subsidiary’s investment adviser’s lack of experience or otherwise, could have an adverse effect on our operations” on page 21 of the accompanying prospectus.

Our Corporate Information

Our principal executive offices are located at 10 Bank Street, Suite 1210, White Plains, New York 10606 and our telephone number is (914) 286-6800. We maintain a website on the Internet at www.fifthstreetfinance.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus.

About the Offering

Common stock offered by us	shares

Common stock outstanding prior to this offering	shares

Common stock to be outstanding after this offering (assuming no exercise of the underwriters’ over-allotment option)	shares

Over-allotment option	shares

Use of proceeds	We intend to use substantially all of the net proceeds from this offering to make investments in small and mid-sized companies in accordance with our investment objectives and strategies described in this prospectus supplement and the accompanying prospectus and for general corporate purposes, including working capital requirements. We may also use a portion of the net proceeds from this offering to repay our outstanding borrowings under our three-year $100 million secured credit facility, or the Wells Fargo facility, with Wells Fargo Bank, National Association. Pending these uses, we will invest the net proceeds primarily in high quality, short-term debt securities, consistent with our business development company election and our election to be taxed as a RIC, at yields significantly below those we expect to earn on investments in small and mid-sized companies.

New York Stock Exchange symbol	FSC

Investment advisory fees	Fifth Street Management LLC serves as our investment adviser. We pay Fifth Street Management a fee for its services under the investment advisory agreement, consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2% of our gross assets, which includes any borrowings for investment purposes. From and after January 1, 2010, our investment adviser permanently waived the portion of the base management fee attributable to cash and cash equivalents (as defined in the notes to our Consolidated Financial Statements in the accompanying prospectus). The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement) and equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee.

Administration agreement	FSC, Inc. serves as our administrator. We reimburse FSC, Inc. the allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief financial officer and his staff, and the staff of our chief compliance officer.

Distributions	We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution. Our distributions, if any, will be determined by our Board of Directors.

Taxation	We elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we currently distribute to our stockholders. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to timely filing the final tax return related to the year which generated such taxable income. See “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus.

Risk factors	Your investment in our common stock involves a high degree of risk and should be considered highly speculative. See “Risk Factors” beginning on page 14 of the accompanying prospectus for a discussion of factors you should carefully consider, including the risk of leverage, before investing in our common stock.

Conflicts of interest	In the ordinary course of business, the underwriters or their affiliates have engaged and may in the future engage in various financing, commercial banking and investment banking services with, and provide financial advisory services to, us and our affiliates, for which they have received or may in the future receive customary fees and expenses, including acting as underwriters for our equity offerings.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus supplement contains a reference to fees or expenses paid by “you,” “us” or “Fifth Street,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)		% (1)
Offering expenses (as a percentage of offering price)		% (2)
Dividend reinvestment plan fees	—	% (3)
Total stockholder transaction expenses (as a percentage of offering price)		%
Annual Expenses (as a percentage of net assets attributable to common stock):
Management fees	4.84	% (4)
Interest payments on borrowed funds	0.49	% (5)
Other expenses	1.27	% (6)
Total annual expenses	6.60	% (7)

(1)	Represents the underwriting discount with respect to the shares of our common stock sold by us in this offering.

(2)	The expenses of this offering are estimated to be approximately $ . The offering expenses as a percentage of the offering price of shares to be sold in this offering is based on $ , the last reported sales price of our common stock on the New York Stock Exchange on , 2010. If the underwriters exercise their over-allotment option in full, the offering expenses borne by our common stockholders (as a percentage of the offering price) will be approximately %.

(3)	The expenses of administering our dividend reinvestment plan are included in operating expenses.

(4)	Our “management fees” are made up of our base management fee and the incentive fees payable under our investment advisory agreement. The base management fee portion of our “management fees” reflected in the table above is 2.26%, which is calculated based on our net assets (rather than our gross assets). Our base management fee under the investment advisory agreement is based on our gross assets, which includes borrowings for investment purposes. Our investment adviser permanently waived the portion of the base management fee attributable to cash and cash equivalents as of the end of each quarter beginning March 31, 2010. As a result, our base management fee payable from and after such fiscal quarter will be calculated at an annual rate of 2% of our gross assets, including any investments made with borrowings, but excluding any cash and cash equivalents as of the end of each quarter. See “Investment Advisory Agreement — Overview of Our Investment Adviser — Management Fee” in the accompanying prospectus.

The incentive fee portion of our “management fees” is 2.58%. This calculation assumes that annual incentive fees earned by our investment adviser remain consistent with the incentive fees earned by our investment adviser during the quarter ended March 31, 2010. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” that exceeds a 2% quarterly (8% annualized) hurdle rate, subject to a “catch up” provision measured at the end of each fiscal quarter. The first part of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the first part of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to the investment adviser in any fiscal quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the “preferred return” or “hurdle”).

•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to the investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide our investment adviser with an incentive fee of

20% on all of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter; and

•	20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to the investment adviser (once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the investment adviser).

The second part of the incentive fee equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee is payable, in arrears, at the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date).

(5)	“Interest payments on borrowed funds” represent our estimated annual interest payments on borrowed funds for the fiscal year ending September 30, 2010 and assumes weighted average annual debt outstanding of $50 million and an interest rate of 4.3% per annum payable thereon. These estimates relate to borrowings under the Wells Fargo facility, the ING facility and our SBA-guaranteed debentures.

(6)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(7)	“Total annual expenses” are presented as a percentage of net assets attributable to common stockholders because our common stockholders bear all of our fees and expenses.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above, and that you would pay a sales load of     % (the underwriting discount to be paid by us with respect to common stock sold by us in this offering).

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$	$

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the cash distribution payable to a participant by either (i) the market price per share of our common stock at the close of trading on the payment date fixed by our Board of Directors in the event that we use newly issued shares to satisfy the share requirements of the divided reinvestment plan or (ii) the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event that shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

USE OF PROCEEDS

The net proceeds from our sale of the           shares of common stock in this offering are estimated to be approximately $     , or $      if the underwriters’ over-allotment option is exercised in full, assuming a public offering price of $      per share (based on the last reported sales price of our common stock on the New York Stock Exchange on          , 2010), and after deducting the underwriting discount and estimated offering expenses payable by us. A $0.50 increase (decrease) in the assumed offering price per share would increase (decrease) net proceeds to us from this offering by $     million, assuming the number of shares offered by us as set forth on the cover page of this prospectus supplement remains the same. Any additional proceeds to us resulting from an increase in the public offering price or the number of shares offered pursuant to this prospectus supplement will be used by us as described below.

We intend to use substantially all of the net proceeds from this offering to make investments in small and mid-sized companies in accordance with our investment objectives and strategies described in this prospectus supplement and the accompanying prospectus and for general corporate purposes, including working capital requirements. We may also use the net proceeds from this offering to repay our outstanding borrowings under the Wells Fargo facility. As of          , 2010, we had $   million outstanding under the Wells Fargo facility, which was used to make investments. The facility bears interest at a rate of LIBOR plus 3.5% per annum and has a maturity date of May 26, 2013. Pending these uses, we will invest the net proceeds primarily in high quality, short-term debt securities, consistent with our business development company election and our election to be taxed as a RIC, at yields significantly below those we expect to earn on investments in small and mid-sized companies. The management fee payable by us to our investment adviser will not be reduced while our assets are invested in these securities unless such securities constitute cash and cash equivalents (as defined in the notes to our Consolidated Financial Statements). See “Regulation — Temporary Investments” in the accompanying prospectus. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from this offering, pending full investment, are held in lower-yielding interest-bearing deposits or other short-term instruments.

CAPITALIZATION

The following table sets forth our capitalization as of March 31, 2010:

•	on an actual basis; and

•	on an as adjusted basis to reflect (i) the sale of shares of common stock in this offering, assuming a public offering price of $ per share (based on the last reported sales price of our common stock on the New York Stock Exchange on , 2010), after deducting the underwriting discount and estimated offering expenses payable by us and (ii) the $0.32 dividend we declared on May 3, 2010.

	As of March 31, 2010
	Actual	As adjusted(1)
	(unaudited)

Cash and cash equivalents	$23,468,594	$
Long-term debt, including current maturities:
Borrowings under credit facilities	—

Total long-term debt	—		—
Stockholders’ equity:
Common stock, $0.01 par value (150,000,000 shares authorized; shares outstanding actual, shares outstanding as adjusted)	452,826
Additional paid-in-capital	518,621,766
Net unrealized depreciation on investments	(25,445,142)
Net realized loss on investments	(17,112,797)
Accumulated undistributed net investment income	7,880,352

Total stockholders’ equity	484,397,005

Total capitalization	$490,844,218	$

(1)	We may change the size of this offering based on demand and market conditions. A $0.50 increase (decrease) in the assumed offering price per share would increase (decrease) net proceeds to us from this offering by $ million, assuming the number of shares offered by us as set forth on the cover page of this prospectus supplement remains the same, after deducting the underwriting discount and estimated expenses payable by us. Any additional proceeds to us resulting from an increase in the public offering price or the number of shares offered pursuant to this prospectus supplement will increase our cash and cash equivalents on an as adjusted basis and will be used as described in “Use of Proceeds.”

UNDERWRITING

             and            are acting as joint book-running managers of the offering and as representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated          , 2010, each underwriter named below severally agrees to purchase the number of shares indicated in the following table:

Underwriters	Number of Shares

Total

The underwriters are committed to take and pay for all of the shares being offered, if any are purchased, other than the shares covered by the option described below.

Over-allotment Option

If the underwriters sell more shares than the total number set forth in the table above, the underwriters have an option to buy up to an additional           shares from us. They may exercise that option for 30 days. If any shares are purchased pursuant to this option, the underwriters will severally purchase shares in approximately the same proportion as set forth in the table above.

Commissions and Discounts

The following table shows the per share and total underwriting discounts and commissions to be paid by us to the underwriters. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares.

Paid by Fifth Street	No Exercise	Full Exercise

Per Share	$	$
Total	$	$

Shares sold by the underwriters to the public will initially be offered at the public offering price set forth on the cover of this prospectus supplement. If all the shares are not sold at the public offering price, the representatives may change the offering price and the other selling terms. The offering of the shares by the underwriters is subject to receipt and acceptance and subject to the underwriters’ right to reject any order in whole or in part.

We estimate that our share of the total expenses of the offering, excluding underwriting discounts, will be approximately $     .

We have agreed to indemnify the several underwriters against certain liabilities, including liabilities under the Securities Act.

Lock-up Agreements

We and our officers and directors have agreed with the underwriters, subject to certain exceptions, not to issue, sell, dispose of or hedge any of our common stock or securities convertible into or exchangeable for shares of common stock during the period from the date of this prospectus supplement continuing through the date   days after the date of this prospectus supplement, except with the prior written consent of the representatives.

The  -day restricted period described in the preceding paragraph will be automatically extended if: (1) during the last 17 days of the  -day restricted period we issue an earnings release or announce material news or a material event; or (2) prior to the expiration of the  -day restricted period, we announce that we will release earnings results during the 15-day period following the last day of the  -day period, in which case the restrictions described in the preceding paragraph will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release of the announcement of the material news or material event.

Price Stabilizations and Short Positions

In connection with the offering,               , on behalf of the underwriters, may purchase and sell shares of common stock in the open market. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. “Covered” short sales are sales made in an amount not greater than the underwriters’ option to purchase additional shares from us in the offering. The underwriters may close out any covered short position by either exercising their option to purchase additional shares or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase additional shares pursuant to the option granted to them. “Naked” short sales are any sales in excess of such option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of various bids for or purchases of common stock made by the underwriters in the open market prior to the completion of the offering.

The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of such underwriter in stabilizing or short covering transactions.

Purchases to cover a short position and stabilizing transactions, as well as other purchases by the underwriters for their own accounts, may have the effect of preventing or retarding a decline in the market price of our stock, and together with the imposition of the penalty bid, may stabilize, maintain or otherwise affect the market price of our common stock. As a result, the price of the common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued at any time. These transactions may be effected on the New York Stock Exchange, in the over-the-counter market or otherwise.

Potential Conflicts of Interest

In the ordinary course of business, the underwriters or their affiliates have engaged and may in the future engage in various financing, commercial banking and investment banking services with, and provide financial advisory services to, us and our affiliates, for which they have received or may in the future receive customary fees and expenses, including acting as underwriters for our equity offerings.

Electronic Delivery

The underwriters may make prospectuses available in electronic format. A prospectus in electronic format may be made available on the website maintained by any of the underwriters, and underwriters may distribute such prospectuses electronically. The underwriters may agree with us to allocate a limited number of shares for sale to their online brokerage customers. Any such allocation for online distributions will be made by the underwriters on the same basis as other allocations.

The underwriters do not expect sales to discretionary accounts to exceed five percent of the total number of shares offered.

The addresses of the underwriters are:                             .

LEGAL MATTERS

The validity of the shares of common stock offered by this prospectus supplement and certain other legal matters will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington D.C. Certain legal matters related to the offering will be passed upon for the underwriters by               .

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus supplement. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus supplement.

We file with or furnish to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

PART C

Other Information

Item 25.	Financial Statements And Exhibits

(1) Financial Statements

The following financial statements of Fifth Street Finance Corp. (the “Registrant” or the “Company”) are included in Part A of this Registration Statement:

(2) Exhibits

(a)(1)	Restated Certificate of Incorporation of the Registrant (Incorporated by reference to Exhibit 3.1 filed with Fifth Street Finance Corp.’s Form 8-A (File No. 001-33901) filed on January 2, 2008).
(a)(2)	Certificate of Amendment to the Registrant’s Restated Certificate of Incorporation (Incorporated by reference to Exhibit(a)(2) filed with Fifth Street Finance Corp.’s Registration Statement on Form N-2 (File No. 333-146743) filed on June 6, 2008).
(a)(3)	Certificate of Correction to the Certificate of Amendment to the Registrant’s Restated Certificate of Incorporation (Incorporated by reference to Exhibit(a)(3) filed with Fifth Street Finance Corp.’s Registration Statement on Form N-2 (File No. 333-146743) filed on June 6, 2008).
(a)(4)	Certificate of Amendment to Registrant’s Restated Certificate of Incorporation (Incorporated by reference to Exhibit 3.1 filed with Fifth Street Finance Corp.’s Quarterly Report on Form 10-Q (File No. 814-0075) filed on May 5, 2010).
(b)	Amended and Restated Bylaws of the Registrant (Incorporated by reference to Exhibit 3.2 filed with Fifth Street Finance Corp.’s Form 8-A (File No. 001-33901) filed on January 2, 2008).

(d)	Form of Common Stock Certificate (Incorporated by reference to Exhibit 4.1 filed with Fifth Street Finance Corp.’s Form 8-A (File No. 001-33901) filed on January 2, 2008).
(e)	Amended and Restated Dividend Reinvestment Plan (Incorporated by reference to Exhibit(e) filed with Fifth Street Finance Corp.’s Registration Statement on Form N-2 (File No. 333-146743) filed on June 6, 2008).
(g)	Form of Amended and Restated Investment Advisory Agreement by and between Registrant and Fifth Street Management LLC (Incorporated by reference to Exhibit(g) filed with Fifth Street Finance Corp.’s Registration Statement on Form N-2 (File No. 333-146743) filed on May 8, 2008).
(h)	Form of Underwriting Agreement**
(j)	Custodial Agreement (Incorporated by reference to Exhibit(j) filed with Fifth Street Finance Corp.’s Registration Statement on Form N-2 (File No. 333-146743) filed on June 6, 2008).
(k)(1)	Form of Administration Agreement by and between Registrant and FSC, Inc. (Incorporated by reference to Exhibit(k)(1) filed with Fifth Street Finance Corp.’s Registration Statement on Form N-2 (File No. 333-146743) filed on May 8, 2008).
(k)(2)	Form of License Agreement by and between Registrant and Fifth Street Capital LLC (Incorporated by reference to Exhibit(k)(2) filed with Fifth Street Finance Corp.’s Registration Statement on Form N-2 (File No. 333-146743) filed on May 8, 2008).
(k)(3)	Loan and Servicing Agreement among Registrant, Fifth Street Funding, LLC, Wells Fargo Securities, LLC, Wachovia Bank, National Association, and Wells Fargo Bank, National Association, dated as of November 16, 2009 (Incorporated by reference to Exhibit 10.6 filed with Fifth Street Finance Corp.’s Annual Report on Form 10-K (File No. 814-00755) filed on December 9, 2009).
(k)(4)	Purchase and Sale Agreement by and between Registrant and Fifth Street Funding, LLC, dated as of November 16, 2009 (Incorporated by reference to Exhibit 10.7 filed with Fifth Street Finance Corp.’s Annual Report on Form 10-K (File No. 814-00755) filed on December 9, 2009).
(k)(5)	Pledge Agreement by and between Registrant and Wells Fargo Bank, National Association, dated as of November 16, 2009 (Incorporated by reference to Exhibit 10.8 filed with Fifth Street Finance Corp.’s Annual Report on Form 10-K (File No. 814-00755) filed on December 9, 2009).
(k)(6)	Omnibus Amendment No. 1 to Loan and Servicing Agreement among Registrant, Fifth Street Funding, LLC, Wells Fargo Securities, LLC, Wachovia Bank, National Association, and Wells Fargo Bank, National Association and to Pledge Agreement by and between Registrant and Wells Fargo Bank, National Association, dated as of May 26, 2010*
(k)(7)	Senior Secured Revolving Credit Agreement among Registrant, ING Capital LLC, Royal Bank of Canada, UBS Loan Finance LLC and Morgan Stanley Bank, N.A., dated as of May 27, 2010*
(k)(8)	Guarantee, Pledge and Security Agreement among Registrant, FSFC Holdings, Inc., FSF/MP Holdings, Inc. and ING Capital LLC, dated as of May 27, 2010*
(l)(1)	Opinion of Sutherland Asbill & Brennan LLP*
(n)(1)	Consent of Grant Thornton LLP*
(r)(1)	Code of Ethics of the Registrant (Incorporated by reference to Exhibit(r) filed with Fifth Street Finance Corp.’s Registration Statement on Form N-2 (File No. 333-146743) filed on May 8, 2008).
(r)(2)	Code of Ethics of Fifth Street Management LLC (Incorporated by reference to Exhibit(r)(2) filed with Fifth Street Finance Corp.’s Registration Statement on Form N-2 (File No. 333-159720) filed on June 4, 2009).

*	Filed herewith.

**	To be filed by post-effective amendment, if applicable.

Item 26.	Marketing Arrangements

The information contained under the heading “Plan of Distribution” on this Registration Statement is incorporated herein by reference and any information concerning any underwriters will be contained in the accompanying prospectus supplement, if any.

Item 27.	Other Expenses Of Issuance And Distribution

SEC registration fee	$16,220
New York Stock Exchange listing fee	$192,710
FINRA filing fee	$23,248
Accounting fees and expenses	$75,000
Legal fees and expenses	$200,000
Printing and engraving	$150,000
Total	$661,182

The amounts set forth above, except for the SEC, FINRA, and New York Stock Exchange fees, are in each case estimated. All of the expenses set forth above shall be borne by the Registrant.

Item 28.	Persons Controlled By Or Under Common Control

The following list sets forth each of the Registrant’s subsidiaries, the state or country under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by the Registrant in such subsidiary:

•	FSFC Holdings, Inc. — a Delaware corporation (100%)

•	FSF/MP Holdings, Inc. — a Delaware corporation (100%)

•	Fifth Street Funding, LLC — a Delaware limited liability company (100%)

•	Fifth Street Mezzanine Partners IV, L.P. — a Delaware limited partnership (100%)

•	FSMP IV GP, LLC — a Delaware limited liability company (100%)

Each of our subsidiaries is consolidated for financial reporting purposes.

In addition, the Registrant may be deemed to control Lighting by Gregory, LLC, one of the Registrant’s portfolio companies.

Item 29.	Number Of Holders Of Securities

The following table sets forth the number of record holders of the Registrant’s capital stock at May 15, 2010.

Number of
Title of Class	Record Holders

Common stock, $0.01 par value	14

Item 30.	Indemnification

Section 145 of the Delaware General Corporation Law empowers a Delaware corporation to indemnify its officers and directors and specific other persons to the extent and under the circumstances set forth therein.

Section 102(b)(7) of the Delaware General Corporation Law allows a Delaware corporation to eliminate the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liabilities arising (a) from any breach of the director’s duty of loyalty to the corporation or its stockholders; (b) from acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) under Section 174 of the Delaware General Corporation Law; or (d) from any transaction from which the director derived an improper personal benefit.

Subject to the Investment Company Act of 1940, as amended (the “1940 Act”) or any valid rule, regulation or order of the SEC thereunder, our Restated Certificate of Incorporation provides that we will indemnify any person who was or is a party or is threatened to be made a party to any threatened action, suit or proceeding whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, in accordance with provisions corresponding to

Section 145 of the Delaware General Corporation Law. The 1940 Act provides that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct. In addition, our Restated Certificate of Incorporation provides that the indemnification described therein is not exclusive and shall not exclude any other rights to which the person seeking to be indemnified may be entitled under statute, any bylaw, agreement, vote of stockholders or directors who are not interested persons, or otherwise, both as to action in his official capacity and to his action in another capacity while holding such office.

The above discussion of Section 145 of the Delaware General Corporation Law and the Registrant’s Restated Certificate of Incorporation is not intended to be exhaustive and is respectively qualified in its entirety by such statute and the Registrant’s Restated Certificate of Incorporation.

The Registrant has obtained primary and excess insurance policies insuring our directors and officers against some liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on the Registrant’s behalf, may also pay amounts for which the Registrant has granted indemnification to the directors or officers.

The Registrant may agree to indemnify any underwriters in connection with an offering pursuant to this Registration Statement against specific liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

Item 31.	Business And Other Connections Of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which our investment adviser, and each executive officer of our investment adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Business — The Investment Adviser,” “Management — Board of Directors and Executive Officers — Directors,” “— Executive Officers” and “Investment Advisory Agreement.” Additional information regarding our investment adviser and its officers is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-68676), and is incorporated herein by reference.

Item 32.	Location Of Accounts And Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1) the Registrant, Fifth Street Finance Corp., 10 Bank Street, Suite 1210, White Plains, NY 10606;

(2) the Transfer Agent, American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York, 10038;

(3) the Custodian, Bank of America, National Association, Bank of America Corporate Center, 100 N Tryon Street, Charlotte, NC 28255-0001;

(4) the investment adviser, Fifth Street Management LLC, 10 Bank Street, Suite 1210, White Plains, NY 10606; and

(5) the administrator, FSC, Inc., 10 Bank Street, Suite 1210, White Plains, NY 10606.

Item 33.	Management Services

Not Applicable.

Item 34.	Undertakings

1. We hereby undertake to suspend any offering of shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this Registration Statement or (2) our net asset value increases to an amount greater than our net proceeds (if applicable) as stated in the prospectus.

2. We hereby undertake:

a. to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2) to reflect in the prospectus or prospectus supplement any facts or events after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement.

b. for the purpose of determining any liability under the Securities Act, that each such post-effective amendment to this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

c. to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

d. for the purpose of determining liability under the Securities Act to any purchaser, that if we are subject to Rule 430C under the Securities Act, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of this Registration Statement relating to an offering shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness, provided, however, that no statement made in a registration statement or prospectus or prospectus supplement that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supercede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e. for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, that if the securities are offered or sold to such purchaser by means of any of the following communications, we will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus or prospectus supplement of us relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

(2) the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about us or our securities provided by or on behalf of us; and

(3) any other communication that is an offer in the offering made by us to the purchaser.

f. to file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant to the registration statement until such post-effective amendment has been declared effective under the 1933 Act, in the event our shares of common stock are trading below our net asset value per share and either (i) we receive, or have been advised by our independent registered accounting firm that we will receive, an audit report reflecting substantial doubt regarding our ability to continue as a going concern or (ii) we have concluded that a fundamental change has occurred in our financial position or results of operations.

g. Insofar as indemnification for liability arising under the Securities Act may be permitted to our directors, officers and controlling persons, that we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of us in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we undertake, unless in the opinion of our counsel the matter has been settled by controlling precedent, to submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and we will be governed by the final adjudication of such issue.

3. We hereby undertake that:

a. For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by us pursuant to Rule 424(b) (1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

b. For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of White Plains, State of New York, on June 4, 2010.

FIFTH STREET FINANCE CORP.

By:	/s/ LEONARD M. TANNENBAUM
Name:     Leonard M. Tannenbaum

Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ LEONARD M. TANNENBAUM Leonard M. Tannenbaum	Chief Executive Officer and Director (Principal Executive Officer)	June 4, 2010

/s/ WILLIAM H. CRAIG William H. Craig	Chief Financial Officer (Principal Financial and Accounting Officer)	June 4, 2010

/s/ BERNARD D. BERMAN Bernard D. Berman	President, Chief Compliance Officer, Secretary and Director	June 4, 2010

* Brian S. Dunn	Director	June 4, 2010

* Richard P. Dutkiewicz	Director	June 4, 2010

* Byron J. Haney	Director	June 4, 2010

* Frank C. Meyer	Director	June 4, 2010

* Douglas F. Ray	Director	June 4, 2010

*	Signed by Bernard D. Berman pursuant to a power of attorney signed by each individual on April 12, 2010.